Exhibit 10.1

Global OUTSOURCING SERVICES AGREEMENT

DATED JULY 2, 2013

HSBC Holdings plc

and

GP Strategies Managed Services Limited

relating to

the Provision of Global Learning Services

Confidential treatment requested for portions of this document. Portions for which confidential treatment is requested are denoted by [***]. Material omitted has been separately filed with the Securities and Exchange Commission.

contents

1	Definitions and Interpretation	1
2	General	17
3	Term	18
4	Asset Transfer, Transition and Transformation	19
5	Services	22
6	Charges	27
7	Joint-Ventures, Co-operatives and Third Party Services	29
8	HSBC Mergers and Acquisitions	29
9	HSBC Divestments	30
10	General Obligations of the Supplier	31
11	Supplier’s Warranties	36
12	Disaster Recovery	38
13	Supplier’s Security Obligations	38
14	Project Library and Procedures Manual	40
15	Computer Viruses	41
16	HSBC Assistance and Support	41
17	HSBC Responsibilities and Relief Events	41
18	Intellectual Property Rights and Indemnity	42
19	Indemnities	45
20	Liability	46
21	Confidentiality	48
22	Publicity	48
23	Data Protection	49
24	Breach, Termination and Exit	50
25	Force Majeure	58
26	Disputes	58
27	Administration, Management and Governance	59
28	Change to the Services	59
29	Assignment and Sub-Contracting	59
30	Variation	60
31	Notices	60
32	Set-Off	61
33	HSBC Competitors	61
34	Further Assurance	61
35	Counterparts	61
36	Insurance	61
37	Audit and Regulatory Requirements	62
38	Relationship of the Parties	63
39	General	64
Schedule 1 HSBC Group Members		67
Schedule 2 Transition and Transformation		68
	Part 1 Transition	69
	Part 2 Transformation	85
Schedule 3 Services		96
Schedule 4 Service Levels and Service Credits		114
Schedule 5 Charges		123
Schedule 6 Benchmarking		165
Schedule 7 Human Resources		168
	Part 1 Automatic Transfer of Transferring Employees	169
	Part 2 Recruitment of Inscope Employees	178
	Part 3 Key Personnel	176
	Part 4 Termination, Part Termination or Expiry of this Agreement	178
Schedule 8 Not Used		182

HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

THIS AGREEMENT is made on July 2, 2013

BETWEEN:

(1)	HSBC Holdings plc a company incorporated in England & Wales (registered number 617987) whose registered office is at 8 Canada Square, London, E14 5HQ (HSBC); and

(2)
GP Strategies Managed Services Limited a company incorporated in England & Wales (registered number 04893961) whose registered office is at Webber House 26-28 Market Street Altrincham Cheshire United Kingdom WA14 1PF (Supplier).

WHEREAS:

(A)
HSBC wishes to receive from the Supplier, for its own benefit and the benefit of HSBC Group Members, certain global learning management services that were previously supplied internally by HSBC and certain third parties.

(B)
The Supplier has represented to HSBC that it has the experience and expertise to meet HSBC and the HSBC Group Member’s requirements and, in reliance on that representation, HSBC wishes to engage the Supplier to provide the Services on the terms set out in this Agreement.

(C)
To assist the Supplier in the provision of those services, certain assets, staff and contracts are to be transferred and/or made available by HSBC and HSBC Group Members to the Supplier and the Supplier Affiliates pursuant to the terms of a business transfer agreement entered into at the same time as this Agreement.

1.	DEFINITIONS AND INTERPRETATION

1.1	Interpretation

The following rules apply in interpreting this Agreement and any Local Services Agreements entered into pursuant to them, except where the context makes it clear that a rule is not intended to apply:

(a)	reference to:

(i)
legislation (including subordinate legislation) is, except as otherwise specifically referenced, to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(ii)	a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

(iii)	a party to this Agreement, Local Services Agreements or to any other document includes a successor or a permitted assign of that party; and

(iv)
a person includes natural persons, corporates or unincorporated bodies (whether or not having separate legal personality) any type of entity or body of persons, whether or not it is incorporated, and any executor, administrator or successor in law of the person;

(b)	a singular word includes the plural, and vice versa;

(c)	a word which suggests one gender includes the other genders;

(d)
the words “subsidiary” and “holding company” have the meanings set out in section 1159 and schedule 6 of the Companies Act 2006 (except that for the purposes of the membership requirements in section 1159(1)(b) and section 1159(1)(c) a company shall be treated as a member of another company even if its shares in that other company are registered (i) in the name of its nominee, or (ii) in the name of a person (or the nominee of that person) who is holding the shares as security) and “management control” shall be demonstrated by the ability to exercise significant influence over an entity or its management;

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(e)	the headings to clauses are for reference purposes only and shall not affect the interpretation or construction of the clauses;

(f)
general words are not to be given a restrictive meaning because they are followed by particular examples, and any words introduced by the terms “including”, “include”, “in particular” or any similar expression will be construed as illustrative and the words following any of those terms will not limit the sense of the words preceding those terms;

(g)	the Schedules, Appendices, Recitals and Service Requests form part of this Agreement and will have effect as if set out in full in the body of this Agreement;

(h)	in the event of conflict or ambiguity the provisions of this Agreement and any Local Service Agreement are to be read in the following order of precedence in relation to that conflict:

(i)	the clauses;

(ii)	the Schedules;

(iii)	the Appendices to any schedules;

(iv)	the Local Services Agreement;

(v)	the Service Requests; and

(vi)	any other document not otherwise referred to above.

A provision in a Schedule, Appendix, Local Services Agreement or Services Request may only override a provision in this Agreement if it expressly refers to and states that the relevant provision(s) of the Local Services Agreement or Services Request shall override the conflicting provision(s) of this Agreement and the Local Services Agreement or Services Request is counter-signed by an authorised representative of HSBC and the Supplier. In all other cases, if a conflict occurs between the documents listed above then the document higher in the order of precedence will prevail to resolve that conflict; and

(i)	capitalised terms in this Agreement shall have the meanings set out in clause 1.2.

1.2	Definitions

In this Agreement:

Academy means a HSBC learning academy, managed by a Global Academy Head, which represents an HSBC business or function. Each HSBC Academy will articulate and define the learning strategy needs and objectives of the relevant business or function to be serviced by the Supplier in accordance with and as set out in this Agreement;

Acceptance means, in relation to a Deliverable, the point at which that deliverable has achieved the Acceptance Criteria as set out in this Agreement, a Local Services Agreement or a Service Request or in respect of a Service (or part of), means the Supplier has successfully passed the Acceptance Criteria or tests required by HSBC to establish its apparent readiness to commence provision of the Services (or part of) in accordance with this Agreement. Acceptance operates without prejudice to any rights and remedies that HSBC may have in relation to the performance by the Supplier of its obligations under the Agreement. Acceptance by HSBC does not operate as a waiver of any of its accrued rights or as a confirmation that the Supplier has in fact complied with its relevant obligations hereunder and "Accept" and "Accepted" shall be construed accordingly;

Acceptance Criteria means, in relation to a Key Milestone or other identified activity including in respect of Transformation, an Interim Key Milestone, the criteria to be achieved or met by the Supplier, as set out or otherwise identified in Schedule 2 (Transition and Transformation) or the Test Strategy Document, which may include a requirement that the performance of the Services meets the quality required by the Service Levels;

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Acceptance Testing means, in relation to a Key Milestone or other identified activity, the process by which it will be tested whether the Supplier has achieved or met the Acceptance Criteria as set out in Schedule 2 (Transition and Transformation);

Actual Savings means actual amount of the savings achieved by the Supplier in each Year, as further described in paragraph 12 of Schedule 5 (Charges);

Acquired Agreement has the meaning given to it in clause 10.2(b);

Acquired Business has the meaning given to it in clause 10.2(a);

Acquisition Date has the meaning given to it in clause 10.2(b);

Agreement means the body of this document comprising clauses 1 (Definitions and Interpretation) to 39 (General) (inclusive) together with the Recitals, Schedules, Appendices, any Service Requests and any documents incorporated by reference, including the Procedures Manual;

Alpha Deliverable means the first on-line or developed Deliverable in the applicable project that is ready for end user and SME review;

Annual Learning Demand Plan (ALDP) means a document that summarises the annual goals and objectives for employee skills development and identifies the Courses, the training mix (e.g. instructor-led training versus e-learning, new development versus maintenance, third party versus custom content), learning technology requirements, Learning Design Projects, and the service delivery schedule and strategy; as well as New build learning projects that have been identified as priorities;

At Risk means a Class which is approaching a delivery date that has not achieved the minimum Class capacity;

At Risk Amount means the proportion of the Charges put at risk each month to the potential incurring of Service Credits, as detailed in paragraph 2.17 of Schedule 4 (Service Levels and Service Credits);

Approval means any regulatory and/or governmental licence, clearance and approval, and any other consent or approval applicable to the provision of the Services;

Approved Sub-Contractor means a third party approved by HSBC or an HSBC Group Member and set out in Schedule 10 (Approved Sub-Contractors) or the Local Services Agreement;

Approved to Run means Classes that have achieved the minimum Class capacity;

Assets means any and all assets and rights used in or necessary to perform the Services, including equipment, facilities, Software licences, Support Contracts, consumables, Software, HSBC Assets and property (tangible and intangible);

Asset Register means a complete inventory of all Assets used in or necessary to provide the Services;

Authorised Representative(s) means those individuals holding the roles identified in paragraph 4 of Schedule 11 (Projects) and shall be authorised to sign Service Requests;

Authorised User means any person other than HSBC, a HSBC Contracting Party or any other HSBC Group Member who, with the permission of HSBC has access to the Services and/or HSBC Systems for the purposes of providing services to HSBC, or is a beneficiary of the Services at any time during the subsistence of this Agreement;

Background Intellectual Property means any Intellectual Property owned by the relevant party before the Signature Date and/or created by the relevant party independently of this Agreement;

Benchmark Review means a review of the Services carried out in accordance with Schedule 6 (Benchmarking) to determine whether those Services represent Good Value;

Benchmarked Services means the Services that HSBC elects to include in a Benchmark Review;

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Benchmarker means the independent third party appointed under paragraph 4 of Schedule 6 (Benchmarking);

Beta Deliverable means the second on-line or developed Deliverable in the applicable project that incorporates changes made to the Alpha Deliverable version;

Best Endeavours means to take every step necessary to achieve the desired result including taking any action and making available any resources to the extent necessary to achieve the desired objective but shall not require taking any step(s) that would result in any material detriment to the relevant party required to achieve the objective or any breach of Law;

Best Industry Standards means all relevant practices and professional standards that would be expected of a well-managed "top tier" expert service provider performing services substantially similar to the Services (taking into account factors such as the service levels, term and pricing), to customers of the same nature and size as HSBC and/or any other HSBC Group Member (as the case may be);

BCDR Plan means the business continuity and disaster recovery plan set out in or required by Schedule 15 (Disaster Recovery);

Cancelled means HSBC gives formal notice that it requires a Course to be cancelled;

Change Procedure means the procedure set out in Schedule 12 (Change Procedure);

Change Form means the document set out in Schedule 12 (Change Procedure) to be used to record the parties' agreement to Changes;

Change means any actual or proposed change to the nature, level and/or extent of the Services or Service Levels or the manner in which the Supplier provides or is to provide the Services (whether resulting in additions to, reductions in, or amendments to the Services or the Service Levels);

Charges means the amounts payable for the Services (or any part thereof) as set out and/or calculated in accordance with Schedule 5 (Charges);

Class means a set of sessions scheduled within a Course;

Class Enrolment means the process by which learners book onto specific training Courses;

Comparable Services means services that are identical or materially similar to the Benchmarked Services (including in terms of scope, specification, volume and required quality of performance);

Comparison Group means a sample group of organisations providing Comparable Services identified by the Benchmarker under paragraph 5.8 of Schedule 6 (Benchmarking) consisting of organisations which are either of similar size to the Supplier or which are similarly structured in terms of their business and their service offering so as to be (in the Benchmarker's professional opinion) fair comparators with the Supplier or which in the professional opinion of the Benchmarker are best practice organisations providing Comparable Services;

Competency/Capability Framework means a document provided by HSBC to the Supplier which summarises the required competencies of a specific Academy (or other employee group) and being one of a range of inputs that shall enable the Supplier to recommend and design appropriate learning content for a specific Academy (or other employee group);

Confidential Information means:

(a)
in relation to HSBC or any HSBC Group Member, any information or know how of HSBC or any HSBC Group Member (including information relating to their facilities, premises, systems, security, procedures, products, business strategy and including the existence of the terms of and its position in any dispute in relation to this Agreement or any Local Services Agreement), employees, officers, contractors and agents, customers, suppliers and contacts, and any other information of HSBC or an HSBC Group Member that is supplied during any audit or is marked confidential or that the recipient ought reasonably to have known was confidential, imparted to the Supplier, or any Supplier Affiliate or their employees, agents or contractors pursuant to this Agreement or any Local Services Agreement; and

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(b)
in relation to the Supplier and/or the Supplier Affiliates, any information relating to their systems and security procedures, business strategy (including the existence of the terms of and their position in any dispute in relation to this Agreement or any Local Services Agreement), costs, prices, Charges, employees, officers, contractors, agents, suppliers and any other information of the Supplier or the Supplier Affiliates that is supplied during any audit or is marked confidential or that the recipient ought reasonably to have known was confidential, imparted to HSBC or any HSBC Group Member pursuant to this Agreement or any Local Services Agreement, provided always that Confidential Information shall exclude information (1) that is in or comes into the public domain (other than as a result of a breach of confidentiality) or (2) is disclosed by a third party (except where such third party discloses such information in breach of obligations of confidence), or (3) that is independently developed by a party without recourse to the Confidential Information of the other (or the HSBC Group Members or the Supplier Affiliates (as applicable));

Content has the meaning given to it in clause 14.1;

Continuation Services means those of the Services that HSBC may continue to require the Supplier to provide during the Termination Period;

Controlling Interest means:

(a)	the ownership or control (directly or indirectly) of more than fifty percent (50%) of the fully diluted voting share capital of the relevant undertaking; and/or

(b)	the ability to direct the casting of more than fifty percent (50%) of the fully diluted votes exercisable at general meetings of the relevant undertakings on all, or substantially all, matters; and/or

(c)	the right to appoint or remove directors of the relevant undertaking holding a majority of the voting rights at meetings of the board of directors on all, or substantially all, matters;

Core Personnel has the meaning given to it in paragraph 9.1 of Part 4 of Schedule 7 (Human Resources);

Core Personnel Information has the meaning given to it in paragraph 9.3 of Part 4 of Schedule 7 (Human Resources);

Country means the country identified in the relevant Local Services Agreement in respect of which the Services will be provided;

Course means an instructor led training (ILT) or a virtual instructor led training (VILT) that has multiple Classes scheduled to deliver to the target audience;

Critical Service means a service identified as such in Schedule 4 (Service Levels and Service Credits);

Curriculum means a specific training intervention comprising a collection of learning activities and learning content that may be delivered in multiple channels (such as classroom, web based training, virtual classroom, etc.);

Data Protection Directive means Directive 95/46/EC;

Data Protection Legislation shall as the context requires include all applicable Laws relating to the processing of personal data and privacy (and any subsequent amendment, re-enactment, consolidation or replacement thereof or implementing legislation) in effect in the relevant territory(ies) from time to time;

Data Subject shall have the same meanings as in the Data Protection Directive or the meaning attributed to it under the relevant local Data Protection Legislation;

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Default means any breach of a party’s obligations under this Agreement or any act or omission, negligence or statement of either party, its employees, agents or sub-contractors in connection with or in relation to this Agreement and in respect of which such party is liable to the other;

Deliverable means anything delivered or to be delivered to HSBC or an HSBC Group Member under or in connection with this Agreement by or on behalf of the Supplier or Supplier Affiliate, including any Project Deliverables;

Delivery Charges has the meaning given to it in paragraph 2.2.4 of Schedule 5 (Charges);

Design Charges has the meaning given to it in paragraph 2.2.3 of Schedule 5 (Charges);

Detailed Global Transformation Plan means the detailed plan for Transformation that is global in nature and has been Accepted by HSBC pursuant to Part 2 of Schedule 2 (Transition and Transformation);

Detailed Global Transition Plan means the detailed plan for Transition that is global in nature and has been Accepted by HSBC pursuant to paragraph 4.1.7 of Part 1 of Schedule 2 (Transition and Transformation);

Detailed Local Transition Plan means the detailed plan for Transition that is specific to a particular Country and has been Accepted by HSBC pursuant to paragraph 4.2.8 of Part 1 of Schedule 2 (Transition and Transformation);

Disaster has the meaning given to it in clause 13.4;

Disclosure Letter means the letter appended to a Local Services Agreement (together with all the documents attached to it) from HSBC to the Supplier;

Divested Unit shall have the meaning given to it in clause 9.1;

Divestment Date shall have the meaning given to it in clause 9.1;

Documentation means any document, information, data or other material (in whatever form), including any descriptions of the Services, descriptions of any Software, Software releases and version levels, specifications, business rules, requirements, the Procedures Manual, network diagrams, user manuals, user guides, training materials and instructions, operating manuals, documented methodologies, process definitions and procedures, and any other documented materials or outputs, including Class and Course content, all as provided and/or required in relation to the Services from time to time during this Agreement;

Employment Claim means a/any claim, action proceedings, liability, costs, loss, expenses (including reasonable legal fees) and demand;

Employment Regulations means the Acquired Rights Directive (Council Directive 77/187/EEC) as amended by Council Directive 98/50/EEC and consolidated by Council Directive 2001/23/EEC and, in each Country:

(a)	the local statutory instruments implementing and giving effect to such Directives; or

(b)	any law or regulation of substantially similar effect to such directive in any Country providing for the automatic transfer of employees;

Entity Agreement has the meaning given to it in clause 8.2;

Equivalent Services Data means data derived from an analysis of the Comparable Services provided by the Comparison Group that has been adjusted in accordance with paragraph 5.11 of Schedule 6 (Benchmarking);

Extended Terms means, in relation to the Supplier Third Party Intellectual Property and/or the Supplier Intellectual Property, terms which permit (both during and after the term of this Agreement) such Intellectual Property to be used, operated, copied, modified and (in the case of Software) merged with other Software by:

(a)	HSBC Service Recipients and any Authorised User; and

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(b)	any third party (including any Successor Supplier(s)) where such use or other dealing is for the benefit of HSBC, HSBC Group Member and/or any other Service Recipients;

Event of Force Majeure means any of the following circumstances which occur and which are beyond the reasonable control of a party and directly prevent that party from performing its obligation under this Agreement being war, civil commotion, armed conflict, riot, act of terrorism, fire, flood, or other act of God (excluding for the avoidance of doubt any labour dispute, labour shortages, strikes or lock-outs);

Exit Plan means the plan to be prepared pursuant to the terms of clause 24.5 (Agreement and Updating of Exit Plan);

Extended Expiry Date means the date falling two (2) years after the Original Expiry Date, as confirmed by HSBC in the notice served pursuant to clause 3.2 (Renewal Options and Process);

Global Transformation Plan means the Detailed Global Transformation Plan, or where this has not yet been agreed, the Outline Global Transformation Plan;

Global Transition End Date means the date thirty (30) days following Key Milestone Date (Transition) number 4, by which Transition, both globally and in each Country, shall have been completed by the Supplier and Accepted by HSBC and the Supplier commences the provision of the Services in all in-scope countries;

Global Transition Plan means the Detailed Global Transition Plan, or where this has not yet been agreed, the Outline Global Transition Plan;

Gold Deliverable means the final production version of the Deliverable in the applicable project that incorporates both Alpha Deliverable and Beta Deliverable feedback and Accepted by HSBC following testing for functionality and HSBC accessibility standards;

Good Value means that:

(a)	the Charges attributable to a Benchmarked Service are, having taken into account the Service Levels, are within the Upper Quartile; and

(b)
any Service Levels attributable to Benchmarked Services are, having taken into account the Charges, equal to or greater than the median service levels for Comparable Services as adjusted using Equivalent Services Data; and

Governance Body has the meaning given to it in paragraph 1.3 of Schedule 9 (Governance), and "Governance Bodies" shall be construed accordingly;

Guarantee means the deed of guarantee to be entered into by the Guarantor in favour of HSBC in accordance with clause 2.1 substantially in the form of the template agreement set out in Schedule 21 (Guarantee);

Guaranteed Savings means the savings identified in Appendix 5-E (Guaranteed Savings) in respect of each Year, as further described in paragraph 12 of Schedule 5 (Charges);

Guarantor means GP Strategies Corporation a company incorporated in the state of Delaware, whose principal office is at 6095 Marshalee Drive, Elkridge, Maryland 21075 USA;

HSBC Assets means the HSBC Documentation and other assets, equipment facilities and/or resources which are or are to be licensed, provided or otherwise made available by HSBC or any other HSBC Group Member to the Supplier for use in connection with the performance or receipt of the benefit of the Services under the terms of this Agreement;

HSBC BCDR Representative has the meaning given to it in paragraph 5.1.1 of Schedule 15 (Disaster Recovery);

HSBC Business Project Manager means an HSBC employee who shall represent the HSBC business or function on learning design project teams and be responsible for identifying the SMEs, mediating SME comments and reviews and obtaining HSBC approvals of Learning Design Project Deliverables;

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HSBC Competitor means any financial services institutions who are providing financial products or services in competition to HSBC;

HSBC Consents has the meaning given to it in clause 10.8(a);

HSBC Contracting Party has the meaning given to it in clause 2.3(b) (Engagement);

HSBC CSR Guidelines means HSBC's and/or any other HSBC Group Member's corporate and/or social responsibility guidelines from time to time as may be notified to the Supplier;

HSBC Data means:

(a)
all data and information belonging to HSBC or any HSBC Group Member which may be delivered to, generated by or otherwise used or processed by or on behalf of the Supplier or any Supplier Affiliate or may otherwise come into the possession or control of the Supplier any Supplier Affiliate or any Supplier Personnel; and

(b)	all data and information relating to HSBC and or any other HSBC Group Member and/or any of their employees or officers, and any operations, facilities, personnel, assets and programs,

in each case, in whatever form that data and information may exist and of whatever nature, including text, drawings, diagrams, images and sounds;

HSBC Documentation means any Documentation, the Intellectual Property Rights and HSBC Policies and Procedures in which are owned by HSBC and/or any other HSBC Group Member;

HSBC Group Member means a legal entity from time to time (1) in which HSBC (or one or more of its subsidiary companies, or subsequent holding or subsidiary companies of such entity) owns at least fifty percent (50%) or more of the voting shares or (2) in which HSBC or any of HSBC’s intermediate holding or subsidiary companies has a Controlling Interest, or (3) over which HSBC (or one of its subsidiary companies, or a subsequent holding or subsidiary company of such entity) either directly or indirectly exercises management control, even though it may own less than fifty percent (50%) of the shares and is prevented from owning a greater shareholding, or (4) which is included in the list of the legal entities listed in Schedule 1 (HSBC Group Members), as otherwise notified by HSBC from time to time;

HSBC Intellectual Property means Intellectual Property which is owned by HSBC and/or any other HSBC Group Member;

HSBC Marks means the HSBC logo, together with the name of HSBC or such other name/s as are specified by HSBC to the Supplier by notice in writing from time to time;

HSBC’s People/Learning Strategy means HSBC’s 'People Strategy', which focusses on changing the way of conducting business across the HSBC Group and transforming the function and focusing on high value HR activities to better support the HSBC's commercial strategy. The strategy focusses on making key changes to people practices, introducing a consistent performance management process and improving the overall learning experience. Part of the HR change strategy in supporting the people strategy was to ensure HR function’s vision focused on transforming by:

(a)	being commercial;

(b)	being strategic and relevant;

(c)	being efficient; and

(d)	leading;

HSBC Policies and Procedures means the policies, procedures and codes of conduct set out in Schedule 14 (Policies and Procedures) or as notified by HSBC to the Supplier from time to time;

HSBC Premises means any and all premises belonging to or occupied by HSBC and/or any other HSBC Group Member;

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HSBC Responsibilities means the specific responsibilities to be undertaken by HSBC in relation to the Services as set out in Schedule 18 (HSBC Responsibilities);

HSBC RFP means the HSBC Request for Proposal for the provision of Global Learning Services submitted to the Supplier on Friday, 10 August 2012;

HSBC Site Regulations means HSBC’s any other HSBC Group Member's or any freeholder’s or lessor's regulations from time to time as may be notified to the Supplier in respect of access, security and health and safety at any HSBC Premises;

HSBC Support Contract means a contract between HSBC or any other HSBC Group Member and a third party, listed as such in Schedule 17 (HSBC Contracts);

HSBC Systems means:

(a)
all Software, hardware, plant, machinery, media, cabling and other equipment which is owned, licensed or leased by or on behalf of HSBC and/or any other HSBC Group Member and managed or maintained by the Supplier as part of the Services; and

(b)
all Software, hardware, plant, machinery, media, cabling and other equipment which is used by, or for the benefit of, HSBC any other HSBC Group Member and/or any Third Party Supplier during the course of this Agreement;

HSBC Third Party Intellectual Property means Third Party Intellectual Property licensed to HSBC and/or any other HSBC Group Member;

In Progress Project means any Project that commenced prior to the Signature Date as described in Schedule 11 (Projects);

Information Security Obligations means the obligations reasonably required by HSBC and notified to the Supplier by HSBC from time to time;

Inscope Employees means those employees of HSBC and/or HSBC Group Members who are listed in Schedule 2 of a Local Services Agreement under the heading "Inscope Employees";

Intellectual Property Rights and IPR means all present and future rights conferred by statute, common law or equity in any territory in or in relation to copyright and related rights, moral rights, trade marks, designs, patents, database rights, circuit layouts, business and domain names, inventions and rights in goodwill or to sue for passing off or equivalent rights or forms of protection (whether or not registered or capable of registration) and all applications (and rights to apply) therefor, and for renewals and extensions of, any such rights as may now or in the future exist anywhere in the world, and Intellectual Property shall be construed accordingly;

Interim Key Milestone means, in respect of Transformation, any event identified as such in Schedule 2 (Transition and Transformation) or in any other part of this Agreement or any Local Services Agreement;

Incident means any event which causes an interruption to or a reduction in the quality, functionality or performance of the Services (or any aspect of them);

Key Milestone means any event identified as such in Schedule 2 (Transition and Transformation) or in any other part of this Agreement or any Local Services Agreement, including an Interim Key Milestone;

Key Milestone Date means, in relation to a Key Milestone, the date by which such Key Milestone is to be achieved, as set out or otherwise identified as such in Schedule 2 (Transition and Transformation);

Key Personnel means those people listed in a Schedule 2 of a Local Services Agreement under the heading "Key Personnel";

Law or Laws means:

(a)	all statutes, statutory instruments, regulations, by-laws, rules, ordinances, guidance or subordinate legislation from time to time made or issued to which a party is subject;

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(b)	the common law and the law of equity as applicable to the parties;

(c)	any binding court order, judgment or decree;

(d)	any applicable industry code, guidance, policy or standard which, in each case, is enforceable by law; or

(e)	any applicable direction, policy, rule or order that is legally binding on HSBC and/or any other HSBC Group Member and that is made or given by any Regulator;

in so far as such Law relates to the performance of the parties’ obligations under this Agreement or in connection with the provision of the Services under this Agreement, and Legal shall be construed accordingly;

Learning Annual Report means a report summarising the contribution of HSBC's learning function during the year, including a review of HSBC performance versus targets;

Learning Complexity Levels (Low Complexity, Medium Complexity and High Complexity) means the categorisation of learning into three levels of complexity (Low, Medium and High) to quantify the average level required to create one hour of finished product, so that it can be associated with a cost of production expressed as a rate per hour as outlined in Appendix 3-C (Learning Complexity Levels);

Learning Delivery Schedule means a template that captures the Course code, Academy, Course delivery method, Curriculum, Course name, date, location, instructor details and minimum and maximum Class capacity;

Learning Design Project means a project to design and develop learning content which can take the form of one or more e-learning Courses or the materials used in the delivery and support of an instructor led Course delivered in a classroom or virtually. Materials include, but are not limited to, instructor guides, or learner guides, MS Power Point presentations, job aids, reference material, performance support tools, and audio or video programming;

Learning Management System (LMS) means the single standard learning management system used for hosting and launching learning objects as well as the administration of instructor led training. It is the system of record for learner transcripts. The current LMS platform is SumTotal (version 8.2);

Learning Strategic Plan means a plan that identifies the key initiatives that will develop and improve HSBC’s learning function and HSBC’s Competency/Capability Framework, as further described in paragraph 3.4.2 of Schedule 3 (Services);

Learning Services Quality Assurance means the processes and checkpoints that the Supplier uses to review and approve Deliverables for the learning services provided by the Supplier, to ensure such Deliverables meet the necessary and expected levels of quality relating to all Services;

Learning Vendors means those vendors of learning services who, historically, have provided such services to HSBC, which may either become Sub-Contractors, as agreed between the parties, or Managed Suppliers;

Licence Terms means the terms set out at Schedule 24 (Licence Terms);

Licensed Areas means those areas within the HSBC Premises as set out in Schedule 16 (HSBC Premises and Facilities) which the Supplier is licensed to access and/or use in accordance with the provisions of clause 10.9 (HSBC Premises and HSBC Systems);

Licensed HSBC Systems means those HSBC Systems as set out in Schedule 17 (HSBC Contracts) which the Supplier is licensed to access and/or use in accordance with the provisions of clause 10.9 (HSBC Premises and HSBC Systems);

Liquidated Damages means the amounts calculated in accordance with Schedule 2 (Transition and Transformation);

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Liquidated Damages Period means the period specified as such in Schedule 2 (Transition and Transformation), being the period of delay for which Liquidated Damages are payable;

Local Services Agreement means an agreement entered into by an HSBC Group Member and the Supplier or Supplier Affiliate substantially in the form set out in Schedule 23 (Local Services Agreement) including all Schedules and Appendices thereto;

Local Transition End Date means the date specified in a Local Services Agreement, by which Transition shall have been completed by the Supplier and Accepted by HSBC and the Supplier commences the provision of the Services in the relevant Country;

Local Transition Plan means the Detailed Local Transition Plan, or where this has not yet been agreed, the Outline Local Transition Plan;

Loss or Losses means all losses, liabilities, damages, costs, claims and expenses (including legal fees on a full indemnity basis and other professional advisers’ fees, and disbursements and costs of investigation, litigation, settlement, judgment, interest, penalties and remedial actions);

Maintenance means the day to day review of and updates to an existing Course;

Managed Contracts means the contracts identified in Appendix 3-C (Managed Suppliers and Managed Contracts), as may be updated from time to time, which are managed by the Supplier in accordance with this Agreement;

Managed Supplier means a Third Party Supplier identified in Appendix 3-C (Managed Suppliers and Managed Contracts), as may be updated from time to time, whose relationship with HSBC is managed by the Supplier in accordance with this Agreement;

Master Services Agreement means the body of this document comprising clauses 1 (Definitions and Interpretation) to 39 (General) (inclusive) together with the Recitals, Schedules, Appendices, any Service Requests and any documents incorporated by reference, including the Procedures Manual but excluding any Local Services Agreements;

Master Services Integrator (MSI) shall be as described in paragraph 2.3.1 of Schedule 3 (Services);

Milestone Payments means the payments to be made by HSBC to the Supplier on receipt of a valid invoice as further described in paragraph 4.3 and Appendix 5-D to Schedule 5 (Charges);

Minimum Service Level means minimum threshold level of performance against a particular Service Level that HSBC will tolerate, below which will automatically result in the incurring of the maximum number of Service Credit Points which could potentially accrue in respect of such Service Level, as identified as such in Appendix 4-A (Service Level Table);

New means the end to end design and development of a "new" Course or the re-design and re-engineer of an existing Course where over 40% of the content requires changes;

New Entity has the meaning given to it in clause 8.1;

Onsite Personnel means Supplier Personnel whose normal working location is any one or more HSBC Premises;

Original Expiry Date means three (3) years from the Signature Date;

Outline Global Transformation Plan means the high level global plan for Transformation, set out at Appendix 2-C (Global Outline Transformation Plan) to Schedule 2 (Transition and Transformation);

Outline Global Transition Plan means the high level global plan for Transition, set out at Appendix 2-A (Global Outline Transition Plan) to Schedule 2 (Transition and Transformation);

Outline Local Transition Plan means the high level plan for local Transition in a particular Country, as set out in the relevant Local Services Agreement;

Part Termination means a partial Termination;

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Part Termination Date means the date of a Part Termination or the partial expiry of this Agreement;

Pass-Through Charges shall have the meaning attributed to it in paragraph 2.2.5 of Schedule 5 (Charges);

Project Days shall have the meaning attributed to it in paragraph 10.1 of Schedule 5 (Charges);

Procedures Manual means a manual documenting all operational and technical procedures, processes, specifications, designs, scripts, standards (including security and confidentiality standards and procedures) and other information relevant to the delivery of the Services, in sufficient detail to enable appropriately skilled personnel from HSBC any other HSBC Group Member or a third party acting on behalf of HSBC Party and/or any other HSBC Group Member, to understand, operate and perform the operational and technical requirements for the performance of the Services;

Project means:

(a)	a discrete piece of work which is outside the scope of the Services described in Schedule 3 (Services); or

(b)	learning design or learning delivery work pursuant to Schedule 3 (Services),

carried out by the Supplier on behalf of HSBC and/or any other HSBC Group Member;

Project Deliverable means a deliverable relating to a Project identified as such in the relevant Service Request;

Project Library means an on-line library of Documentation and other information relating to this Agreement, access to and maintenance of which is described in clause 14 (Project Library and Procedures Manual);

Project Plan means a detailed plan agreed pursuant to a Service Request and used to guide project execution and control of key detailed activities with associated key dates to complete the work required in relation to with the proposed learning solution, as identified in the Service Request;

Project Services means those Services that relate to the delivery of a Project pursuant to a Service Request which may be required and performed in accordance with clauses 5.3(e) and 5.3(f);

Reasonable Endeavours means making every effort that the party concerned reasonably can, consistent with the objective to be achieved and that it would have taken had it needed to achieve the desired outcome for its own business purposes (and taking into account any timescale within which it is aimed to achieve the objective concerned), including the following:

(a)	the allocation and use of a reasonable amount of resources (including manpower, financial and other appropriate terms) to achieve the relevant objective within any applicable timescale;

(b)	obtaining any further information necessary to achieve the relevant objective within any applicable timescale; and

(c)	co-operating with the other party or with others to the extent necessary to achieve the relevant objective within any applicable timescale;

Re-align means the re-design and re-development of an existing Course where up to 10% of the Course content requires changes;

Re-engineer means the re-design and re-development of an existing Course and/or merging existing Courses into a New Course where over 10% but no more than 40% of the content requires changes;

Regulator means any person or professional body having regulatory, supervisory or governmental authority (whether under a statutory scheme or otherwise) over all or any part of the Services or all or any part of the Supplier's or HSBC's or any other HSBC Group Member's businesses, assets, resources, employees or members or any professional body of which HSBC employees or partners, members, or directors are members and which is relevant to the Services;

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Relevant Authority means a resolution or an authority or statutory body in the relevant jurisdiction with Resolution powers with respect to any HSBC Group Member;

Relevant Charges has the meaning given to it in clause 6.13;

Relevant Transfer Date means each Services Commencement Date , in all cases on which one or more of the Transferring Employee's contracts of employment transfer from HSBC to the Supplier pursuant to Employment Regulations and as acknowledged in paragraph 2.1 of Part 1 of Schedule 7 (Human Resources);

Re-purpose means the change of a Course from one delivery channel to another (for example ILT to e-learning) where existing Course content is already available;

Re-Transfer has the meaning given in paragraph 10.1 in Part 4 of Schedule 7 (Human Resources);

Relief Event means either a failure by HSBC to comply with Schedule 18 (HSBC Responsibilities) or an Event of Force Majeure;

Replacement Services means any services which HSBC or an HSBC Group Member procures in substitution for the Services or part thereof or the removal of such Services from the scope of this Agreement or any Local Services Agreement (as the case may be), whether provided by HSBC itself, any other HSBC Group Member and/or by any third party;

Resolution means a Relevant Authority acting in relation to one or more HSBC Group Members to ensure business continuity, to safeguard assets or effecting an orderly wind-down of all or part of the relevant HSBC Group Member(s), including taking actions which result in:

(a)	the Resolution Target ceasing to be an HSBC Group Member;

(b)
a change of management or oversight of the operations of a Resolution Target, restructuring of a Resolution Target, or a transfer of all or part of the assets or business of a Resolution Target to a third party; or

(c)	the transfer of the Agreement or any Local Services Agreement to a third party;

Resolution Target has the meaning giving in clause 8.5;

Retained Authority means the services over which HSBC will retain full control, as set out in Schedule 19 (Retained Authority);

Savings Initiative(s) shall have the meaning attributed to it in paragraph 2 of Appendix 5-E to Schedule 5 (Charges);

SCORM Packages means e-learning content Deliverables designed to meet the SCORM Standards;

SCORM Standards means the collection of standards and specifications for web-based e-learning known as the 'Sharable Content Object Reference Model' (SCORM) and which defines communications between client side content and a host system (called the run-time environment, and is commonly supported by a learning management system;

Security of Employment Policy means HSBC's or any other HSBC Group Member's Security or Employment Policy in place from time to time;

Service Credits means a credit against the Charges made in accordance with the provisions of Schedule 4 (Service Levels and Service Credits);

Service Credit Points or SCPs means the accrual of points for non-performance against the Service Levels, by which means the Supplier's obligation to provide Service Credits to HSBC will be calculated.

Service Failure means any failure by the Supplier to perform the Services in accordance with this Agreement, including any failure to meet any Service Level;

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Service Level means a level of performance or delivery of the Services (or part thereof) specified in Schedule 4 (Service Levels and Service Credits);

Service Management Charges has the meaning given to it in paragraph 2.2.1 of Schedule 5 (Charges);
Transformation Charges has the meaning given to it in paragraph 2.2.2 of Schedule 5 (Charges);

Service Recipient has the meaning given to it in clause 2.3(c);

Service Records shall have the meaning given to it in clause 37.2;

Service Request means an order for Project Services in the form of the template Service Request set out in Appendix 11-A to Schedule 11 (Projects) or in such other form as is agreed by the parties from time to time;

Services means all or, as the context requires, any of the obligations of the Supplier under or in connection with this Agreement and any Local Services Agreement, including the provision of the services (including, for the avoidance of doubt, the Transition Services and the Transformed Services) as set out, described or referenced in Schedule 2 (Transition and Transformation) or Schedule 3 (Services), and where the context permits, obligations and activities in connection with Transition and Transformation, the Deliverables and Documentation;

Services Commencement Date means the date set out in the relevant Local Services Agreement on which the Supplier shall commence the provision of the Services in accordance with this Agreement (being those learning services described in Schedule 3 (Services) or any equivalent sections of a Local Services Agreement and which, for the avoidance of doubt, shall not be the date on which the Transition Services or Transformation, as described in Schedule 2 (Transition and Transformation) or equivalent sections of a Local Services Agreement) shall commence;

Signature Date means the date of execution of this Agreement as set out at the beginning of this Agreement;

Site(s) means the physical location(s) from which the Supplier performs any Services as set out in each Local Services Agreement;

SME Collaboration Tool means an online tool provided by the Supplier that allows SMEs to review learning content in various stages of production and enter comments, proof read, or enter approval for use in the next stage of development or to authorise release to production;

Software means any software, computer program or programming code (including Source Code and object code) and related Documentation, including any modifications and enhancements to the software and/or the Documentation;

Software Licences means any licence or other permission relating to the use of Third Party Software;

Solution Centres means the HSBC learning specialists who define, articulate and set standards for globally applicable and consistent learning content in leadership, management, induction and risk that crosses multiple regions, global businesses and functions;

Source Code means the Software source code together with the technical documentation used in creating the executable version of the Software and other documentation which a reasonably skilled IT professional would require to install, operate, maintain and develop the relevant Software;

Step-In Right has the meaning given to it in clause 5.8(b)(i);

Step-In Third Party has the meaning given to it in clause 5.8(b)(i);

Storyboard means a document describing the screens in an e-learning activity;

Sub-Contractor means any third party from time to time providing goods (including Third Party Software) and/or services to the Supplier in connection with the performance of the Services, including:

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(a)	the Supplier's contractors, sub-contractors and agents;

(b)	each Approved Sub-Contractor, its contractors, sub-contractors and agents; and

(c)	any Supplier Affiliate, its contractors, sub-contractors and agents,

Subject Matter Expert (SME) means an individual or individuals assigned to a learning project by HSBC who shall provide relevant content and context, business language validation and business process and policy expertise from a HSBC perspective;

Successor Supplier means any service provider which is to succeed the Supplier, or any Supplier Affiliates, in the provision of the Services or any of them following the termination or part termination of this Agreement, or the removal of such Services from the scope of this Agreement (as the case may be), whether provided by HSBC, any other HSBC Group Member and/or by a third party;

Supplier Affiliate means (1) the Supplier and any entity which from time to time is the Supplier's ultimate holding company or a subsidiary of such ultimate holding company and (2) any entity over which from time to time any of the entities defined in paragraph (1) of this definition either directly or indirectly exercises management control, even though it may own less than fifty percent (50%) of the shares and is prevented by law from owning a greater shareholding;

Supplier BCDR Representative has the meaning given to it in paragraph 6.1 of Schedule 15 (Disaster Recovery);

Supplier Contracting Party has the meaning given to it in clause 2.3(b) (Engagement);

Supplier Intellectual Property means Intellectual Property which is owned by the Supplier, and/or any Supplier Affiliate;

Supplier Obligations has the meaning given to it in clause 2.3(a);

Supplier Personnel means all employees, agents, consultants, contractors and other representatives of the Supplier any Supplier Affiliate and their respective Sub-Contractors who are involved, or proposed to be involved, in the provision of the Services;

Supplier Systems means all Software, hardware, plant, machinery, media, cabling and other equipment which is used by the Supplier, any Supplier Affiliate or their Sub-Contractors in connection with the Services excluding the HSBC Systems;

Supplier Third Party Intellectual Property means Third Party Intellectual Property that is licensed to the Supplier and/or any Supplier Affiliate;

Supplier Transformation Manager means the Supplier Personnel who is responsible for managing Transformation on behalf of the Supplier;

Supplier Transition Manager means the Supplier Personnel who is responsible for managing Transition on behalf of the Supplier;

Support Contract means any contract between the Supplier and any third party (including, for the purposes of this definition, any Supplier Affiliate), including but not limited to any supplier of services or Software, which is used during the term of this Agreement in the performance of, or to support the performance of Services;

Target Acceptance Date means the date on which Acceptance is due to occur in relation to a Deliverable and/or provision of a particular aspect of the Services in accordance with the relevant Service Request;

Termination means, for the purpose of Schedule 7 (Human Resources), termination of this Agreement pursuant to clauses 25 (Force Majeure), 24.1 (Termination by HSBC), or 24.2 (Termination by the Supplier);

Termination Date means, for the purpose of Schedule 7 (Human Resources), the date of a Termination or the expiry of this Agreement;

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Termination Period means the period of twelve (12) months from the earlier of the date that either party serves a valid notice of termination in accordance with the provisions of this Agreement or when Termination Services are required to be commenced by HSBC;

Termination Services means the termination services set out in Schedule 13 (Exit Management), including the Continuation Services;

Termination Services Fees means the amounts payable for the Termination Services (or any part thereof) as set out and/or calculated in accordance with Schedule 5 (Charges);

Test and/or Testing means those various tests (including the Supplier's internal tests) described in paragraph 7 of Schedule 2 (Transition and Transformation) and the Test Strategy Document (and as further detailed in the testing plans that shall be agreed between the parties);

Test Strategy Document means the document which sets out the various Tests that will be conducted by the parties for the purpose of Transition and Transformation and contains the process that shall be used in carrying out such steps, to be developed in accordance with paragraph 7.2 of Schedule 2 (Transition and Transformation);

Third Party Contract means any contract between the Supplier or a Supplier Affiliate and a third party relating to the Services (or any part thereof);

Third Party Intellectual Property means Intellectual Property which is not HSBC Intellectual Property or Supplier Intellectual Property;

Third Party Software means any Software used or required to be used in the provision of the Services, the Intellectual Property Rights in which are owned by a party other than HSBC any other HSBC Group Member, the Supplier or any Supplier Affiliate;

Third Party Supplier means any supplier of goods or services to HSBC or any other HSBC Group Member other than the Supplier or any Supplier Affiliate;

Transformation means the planning for and implementation of the transformation by the Supplier of the method of delivery of the Services, as set out and conducted in accordance with the provisions of Part 2 of Schedule 2 (Transition and Transformation) and the Transformation Plan;

Transformation Cut-Over Date means 1 August 2014, being the date by which the Supplier shall have completed Transformation in accordance with Part 2 of Schedule 2 (Transition and Transformation) and the Transformation Plan;

Transformation Deliverables means the Deliverables described as such by HSBC and set out in Appendix 2-C to Schedule 2 (Transition and Transformation) and the Global Transformation Plan and/or any Local Transformation Plans, as applicable;

Transformation Milestone means the Milestone(s) identified as such by HSBC and as set out in Appendix 2-C to Schedule 2 (Transition and Transformation) and the Global Transformation Plan and/or any Local Transformation Plans, as applicable;

Transformation Plan means the Detailed Transformation Plan, or where this has not yet been agreed, the Outline Transformation Plan;

Transition means the planning for and implementation of the transition of the services and functions similar to the Services from HSBC any other HSBC Group Members and/or their respective suppliers, to the Supplier, as set out and conducted in accordance with the Transition Plan and Part 1 of Schedule 2 (Transition and Transformation);

Transition Deliverables means the Deliverables described as such by HSBC and as set out in Appendix 2-A to Schedule 2 (Transition and Transformation) and the Global Transition Plan and/or any Local Transition Plans, as applicable;

Transition End Date meansthe date on which Transition and Transformation has been completed and the Supplier continues provision of the Services;

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Transition Milestones means the Milestone(s) identified as such by HSBC and as set out in Appendix 2-A to Schedule 2 (Transition and Transformation) and the Global Transformation Plan and/or any Local Transition Plans, as applicable;

Problem means the underlying cause of one or more Incidents;

Transition Plan means the plan agreed between HSBC and the Supplier for Transition as set out in Schedule 2 (Transition and Transformation);

Transition Services means the services and activities related to Transition, as described in Part 1 of Schedule 2 (Transition and Transformation);

Upper Quartile means that based on an analysis of Equivalent Services Data the Charges for the Benchmarked Services, as compared to the range of prices for Comparable Services, are within the top twenty five per cent (25%) in terms of best value for money for the recipients of Comparable Services.

Working Day means, in the case of a Local Services Agreement, a day on which normal business is conducted and excluding bank and other public holidays in the relevant Country, or in any other circumstance, Monday to Friday inclusive but excluding bank and other public holidays in England and Wales; and

Year means a period of twelve (12) months commencing on (and including) the Signature Date and each anniversary thereof.

2.	General

2.1	Guarantee

The Supplier warrants that the Guarantee has been duly executed and delivered to HSBC on or before the Signature Date.

2.2	Due Diligence

(a)	The Supplier agrees, acknowledges and confirms that it:

(i)	has had the opportunity to carry out a through due diligence exercise in relation to the Services;

(ii)	has raised all relevant due diligence questions with HSBC before the Signature Date;

(iii)
has received all information from HSBC and the HSBC Group Members that has been requested by it pursuant to clause 2.2(a)(ii), in order to enable it to determine whether it is able to provide the Services in accordance with the terms of the Agreement; and

(iv)
has entered into the Agreement in reliance on its own due diligence alone and has not relied on any representation, warranty, condition or other term, express or implied statutory or otherwise (including as to condition, quality, performance or fitness for purpose), save for those expressly provided in this Agreement and those which cannot be prohibited by law, and, accordingly, the Supplier shall not be entitled to conduct any additional due diligence after the Signature Date or review or amend the Charges or any other commitments arising from, or related to, any due diligence exercise conducted before the Signature Date, or any desire to undertake additional due diligence thereafter.

2.3	Engagement

(a)	This Agreement creates a contractual framework between HSBC and the Supplier under which the Supplier and Supplier Affiliates shall deliver services to HSBC and the HSBC Group Members.

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(b)
The Supplier agrees that at any time during the term of this Agreement HSBC or any of the HSBC Group Members (the HSBC Contracting Party) may order the provision of services from the Supplier or the Supplier Affiliates (the Supplier Contracting Party) by executing a Local Services Agreement which shall be governed by, and incorporate, this Agreement and shall set out where compliance with local mandatory laws require specific provisions to be adhered to and/or to allow the parties to take into account local taxes only. The Supplier shall procure that the Supplier Affiliates shall comply with the ordering process and contractual arrangements described in this clause 2.

(c)	The Supplier acknowledges and accepts that the Services are or may (in each case, at the direction of the HSBC) be provided to or for the benefit of:

(i)	the HSBC Group Members; and

(ii)	any other third party that:

(A)	is receiving services from, or is performing services for HSBC and who HSBC reasonably needs to extend any aspect of the benefit of the Services; and/or

(B)	is affected by the receipt of the Services; and/or

(C)	the parties agree in writing will receive the Services,

together, the Service Recipients. Such Service Recipients shall have the benefit of the rights including but not limited to licences (subject to any applicable obligations) of HSBC under the Agreement.

(d)
Each Local Services Agreement, upon execution, constitutes a separate legal agreement between the HSBC Contracting Party and the Supplier Contracting Party in relation to the particular transaction for the provision of Services and Deliverables described therein, incorporating by reference all of the provisions of this Agreement save as may expressly be agreed to the contrary in such Local Services Agreement (with all references in this Agreement to "the Supplier" being deemed to be references to the Supplier Contracting Party, as appropriate and with all references in this Agreement to HSBC being deemed to be references to the HSBC Contracting Party, as appropriate, excluding, however, those provisions which by their context are intended to apply solely to the operation of this Agreement and not an individual Local Services Agreement). GP Strategies Managed Services Limited as signatory to this Agreement shall however remain jointly and severally liable for all liabilities of the Supplier Contracting Party (or any Sub-Contractor, to the extent that any Local Services Agreement is entered into directly by a Sub-Contractor as opposed to a Supplier Affiliate) otherwise arising in connection with a Local Services Agreement.

3.	teRM

3.1	Commencement Date and Term

(a)
This Agreement shall come into force on the Signature Date and shall continue in full force and effect for a period of three (3) years thereafter unless and until terminated earlier in accordance with the provisions of clause 24 (Breach, Termination and Exit).

(b)
Each Local Services Agreement commences on its respective signature date and, subject to earlier termination or to extension in accordance with this Agreement, continues in force until 23:59 on the Original Expiry Date.

3.2	Renewal Options and Process

HSBC has the option at its discretion to extend the term of this Agreement for an additional period of two (2) years by serving written notice on the Supplier no later than six (6) months prior to the Original Expiry Date. On service of such notice the term of this Agreement shall be extended for the two (2) year period confirmed in such notice, expiring at 23:59 on the Extended Expiry Date, upon the terms and conditions which apply immediately prior to the Original Expiry Date.

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4.	THIRD PARTY CONTRACTS, Asset Transfer, TRANSITION AND TRANSFORMATION

4.1	Third Party Contracts

The Supplier shall comply with the provisions of Schedule 20 (Third Party Contracts).

4.2	Asset Transfer

The parties acknowledge that no Assets will be transferred to the Supplier on or immediately following the Signature Date.

4.3	Inscope Employees

The arrangements for Inscope Employees are set out in Schedule 7 (Human Resources), and the parties shall comply with their respective obligations in Schedule 7 (Human Resources).

4.4	Assets and Asset Management

(a)
HSBC shall make available to the Supplier the HSBC Assets identified in Schedule 16 (HSBC Premises and Facilities). The Supplier acknowledges and agrees that ownership of the HSBC Assets listed in Schedule 16 (HSBC Premises and Facilities), together with the Intellectual Property Rights and all other rights in respect thereof, is retained by HSBC, other relevant HSBC Group Members or third party licensor (as applicable). The Supplier's right to use the HSBC Assets shall terminate automatically upon termination or expiry of this Agreement.

(b)
The Supplier shall be responsible for performing the Services to the applicable Service Levels and for performing all other relevant obligations under this Agreement irrespective of whether or not the Assets are HSBC Assets.

(c)
Where the Supplier uses HSBC Assets, the Supplier shall comply with any and all instructions, conditions and requirements in respect thereof, as set out in this Agreement or otherwise notified in writing to the Supplier by HSBC from time to time.

(d)
Except as set out in this Agreement or in any instruction provided pursuant to clause 4.4(c), the Supplier shall not, and shall procure that each Supplier Contracting Party shall not, use HSBC Assets or any part of any of them other than for the performance of this Agreement.

(e)	The Supplier shall not sell, transfer, replace or otherwise dispose of any Assets other than with HSBC's prior written consent.

(f)
The Supplier shall compile and maintain a complete and up-to-date Asset Register. The Supplier shall provide to HSBC an updated copy of the Asset Register on the Service Commencement Date in respect of the first Local Services Agreement to be entered into pursuant to this Agreement and at six (6) monthly periods after such date, and at any other time as HSBC may reasonably request. In any event, the Supplier shall provide HSBC with an updated copy of the Asset Register on service of any notice to terminate this Agreement or six (6) months prior to expiry. A copy of the latest and all previous versions of the Asset Register shall be included by the Supplier in the Project Library.

4.5	Transition and Transformation

(a)	The Supplier shall comply with its obligations in relation to Transition and Transformation so that the Supplier can:

(i)	take full control and responsibility for the Transition Services from the Signature Date; and

(ii)	complete Transformation and commence provision of the relevant Services by the Transformation Cut-Over Date,

in accordance with Schedule 2 (Transition and Transformation) and Schedule 3 (Services). For the avoidance of doubt, Schedule 2 (Transition and Transformation) shall apply to the initial transfer of the Services to the Supplier and to any subsequent transfer of Services to the Supplier pursuant to this Agreement.

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(b)	The Supplier shall achieve the Key Milestones (including by satisfying all applicable Acceptance Criteria) by the applicable Key Milestone Dates.

(c)
The Supplier shall assume responsibility for the Transition Services and shall comply with its obligations in relation to Transition and Transformation without causing any disruption to the businesses of HSBC or any other HSBC Group Member.

(d)
If a Key Milestone is not achieved by the applicable Key Milestone Date, then the Supplier shall take all such additional steps necessary to achieve such Key Milestone as soon as practicable thereafter, and at no extra cost to HSBC or any HSBC Contracting Party, save to the extent that the failure to achieve the Key Milestone by the applicable Key Milestone Date arises as a direct result of a breach of this Agreement by HSBC or a Relief Event, in which case specified costs may be payable in accordance with clause 4.5(g)(i)(B).

(e)	Save where a Relief Event occurs or clause 4.5(g) applies, if the Supplier fails to achieve a Key Milestone by the applicable Key Milestone Date:

(i)	the Supplier shall pay to HSBC the applicable Liquidated Damages, if any, for the applicable Liquidated Damages Period;

(ii)
the parties agree that the Liquidated Damages are fair and reasonable in all the circumstances and represent a genuine pre-estimate of the likely Losses that HSBC are likely to suffer as a result of the failure to achieve the relevant Key Milestone by the applicable Key Milestone Date; and

(iii)
if the Key Milestone has not been achieved by the end of the applicable Liquidated Damages Period, this shall be deemed to be a material breach of this Agreement which is not capable of remedy, and HSBC shall be entitled to claim damages for any Losses incurred in respect of any delay after the end of the applicable Liquidated Damages Period and/or to terminate this Agreement and/or any Local Services Agreement in whole or part in accordance with clause 24.1 (Termination by HSBC).

(f)
Where, in accordance with Schedule 5 (Charges), the Charges are to be reduced on the achievement of a Key Milestone then, notwithstanding the failure by the Supplier or the Supplier Affiliate to achieve the Key Milestone by the applicable Key Milestone Date, with effect from the Key Milestone Date the reduced Charges shall apply as if the relevant Key Milestone had been achieved on the Key Milestone Date, save and to the extent that any failure to achieve the Key Milestone by the applicable Key Milestone Date is directly attributable to a Relief Event or breach of this Agreement, in which case the reduction in the Charges shall be delayed by a period commensurate to the delay directly caused by the Relief Event or such breach.

(g)
Without prejudice to clause 4.5(d), if the Supplier would have been able to achieve a Key Milestone by the applicable Key Milestone Date but has failed to do so (or is likely to do so) as a direct result of a breach of this Agreement by HSBC or as a direct result of a breach of a Local Services Agreement, if any, in force at the relevant time and relevant to the achievement of the Key Milestone by an HSBC Contracting Party or a Relief Event, then subject to, and pre-conditional upon, the Supplier's compliance with clause 17.2, the following provisions shall apply:

(i)	subject to clause 4.5(g)(ii), the Supplier shall be entitled to:

(A)	an extension of time equal to the period of delay caused as a direct result of such breach by HSBC or HSBC Contracting Party (as the case may be) or such Relief Event; and

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(B)
recover from HSBC or HSBC Contracting Party (as the case may be) its reasonable costs incurred directly as a result of such breach by HSBC or HSBC Contracting Party (as the case may be) or such Relief Event, for any additional, appropriately skilled resources as are necessary to bring Transition or Transformation (as applicable) back on track, subject always to providing evidence to HSBC's satisfaction of such costs having been validly and properly incurred;

(ii)	HSBC shall:

(A)
consider the duration of the delay caused as a direct result of the breach by HSBC or HSBC Contracting Party (as the case may be) or Relief Event, the nature of the breach or Relief Event and the effect of such delay, Relief Event and the breach on the Supplier’s ability to achieve the relevant Key Milestones;

(B)	consult with the Supplier in determining the effect of such delay;

(C)
if HSBC acting reasonably in its discretion considers it appropriate, revise the relevant Key Milestone Date impacted as a direct result of the breach by HSBC or HSBC Contracting Party (as the case may be) or Relief Event; and

(D)	if HSBC acting reasonably in its discretion considers it appropriate, accept any consequential revision to subsequent Key Milestones;

(iii)	without prejudice to clause 4.5(g)(ii)(C) or (D), any change that is required to the Key Milestone Dates pursuant to clause 4.5 shall be implemented in accordance with the Change Procedure;

(iv)
the Supplier shall and shall procure that each Sub-Contractor shall take and continue to take all reasonable steps to eliminate or mitigate any losses and/or expenses that it incurs as a result of a Relief Event or a breach of this Agreement by HSBC or breach of any Local Services Agreement in force at the relevant time and relevant to the achievement of the Key Milestone, by an HSBC Contracting Party; and

(v)
the rights and remedies set out in this clause 4.5(g) shall be the exclusive rights and remedies of the Supplier in the event that the Supplier fails to achieve a Key Milestone Date as a result of a Relief Event or a breach of this Agreement by HSBC or breach of a Local Services Agreement in force at the relevant time and relevant to the achievement of the Key Milestone, by an HSBC Contracting Party.

4.6	Commencement Dates

(a)	The Supplier shall, and shall procure the Supplier Contracting Parties shall:

(i)	subject to clauses 4.6(a)(ii) and 4.6(a)(iii), provide the Services with effect from the relevant Services Commencement Date(s);

(ii)	provide the Transition Services with effect from the Signature Date; and

(iii)	provide the relevant Services (as specified in Schedule 3 (Services) with effect from the Transformation Cut-Over Date.

(b)
Upon the Supplier becoming aware that it or any Supplier Contracting Party will not be able to commence the relevant Services in accordance with clause 4.6(a), it shall notify HSBC and the relevant HSBC Contracting Party of such anticipated failure as soon as possible in advance of such failure and advise of the steps it is taking to rectify such failure.

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(c)
When the Supplier reasonably believes that it or any Supplier Contracting Party is ready to commence the relevant Services in accordance with clause 4.6(a), it shall notify HSBC and the relevant HSBC Contracting Party in writing.

5.	SERVICES

5.1	Services Objectives

(a)	The parties agree that they are entering into this Agreement in order to realise the following benefits for HSBC:

(i)	to ensure the delivery of services to a high standard, at a competitive price and in a manner that improves flexibility for HSBC and creates predictability in the price for those services;

(ii)	to ensure that the relationship between the parties will be able to embrace change in each party's respective business organisation and to share the benefits of any such change;

(iii)	to ensure that HSBC and/or other HSBC Group Members are able to assess the impact of change on price for predictable business and other changes over the term;

(iv)	to ensure that this Agreement incentivises the design and delivery of strategic value for HSBC and other HSBC Group Members;

(v)	to ensure that this Agreement creates an open and effective partnership and dialogue between the parties; and

(vi)	to ensure that the Supplier is incentivised to deliver the Services in accordance with this Agreement and to the agreed standards and metrics.

5.2	Non-Exclusive Appointment

(a)
HSBC hereby appoints the Supplier, and the Supplier unconditionally accepts such appointment, as the non-exclusive provider of the Services, or services similar to the Services, to HSBC and other HSBC Group Members.

(b)	HSBC and/or any other HSBC Group Member may, at any time, perform itself or retain third parties to perform the Services (or any part thereof) and/or any services related to the Services.

(c)	The parties intend to move towards a “best of breed” solution and therefore HSBC reserves the right to require the Supplier to source solutions from other suppliers.

(d)	HSBC shall be free to allow business units of HSBC and other HSBC Group Members to benefit from the Services.

5.3	Services

(a)
Subject to clauses 4.6(a)(ii) and 4.6(a)(iii), the Supplier shall provide the Services for the benefit of HSBC and each HSBC Group Member from the Services Commencement Date so as to achieve the objectives described in clause 5.1 (Services Objectives) and the Service Levels.

(b)	The Services include the following key Service elements:

(i)	the Services which are described in Schedule 3 (Services); and

(ii)	Project Services as may be required, delivered and performed in accordance with clauses 5.3(e) and 5.3(f).

(c)	The Supplier shall, and shall procure the Supplier Contracting Party shall, provide the following as part of the Services:

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(i)
any services, functions and responsibilities (including any incidental service, functions or responsibility) not specified in this Agreement but reasonably required for or related to the proper performance and provision of the Services; and

(ii)
any services and functions that HSBC can reasonably demonstrate were provided by, the Transferring Personnel and/or any third party whose contract with HSBC or a HSBC Contracting Party is to be assigned or novated to the Supplier in connection with the Services in the six (6) months prior to the Signature Date and thereafter in the period continuing up to and including the Services Commencement Date in respect of the final Local Services Agreement to be entered into pursuant to the Agreement.

(d)	The Supplier shall:

(i)	perform the Services from the Sites specified in Schedule 3 (Services); and

(ii)	not relocate the origination or destination of any of the Services either from a Site or within any Site without obtaining HSBC's prior written consent.

(e)
Project Services may be required by HSBC to be delivered at any time using the procedures set out in Schedule 11 (Projects). The particular provisions relating to In Progress Projects are set out in Schedule 11 (Projects).

(f)
The Supplier shall perform Projects in accordance with the relevant Service Request. Service Requests shall be deemed to be part of this Agreement and shall be performed in accordance with and subject to the terms and conditions of this Agreement.

(g)	HSBC will retain full control over any part of the Services that are within the Retained Authority.

5.4	Service Standards

(a)
The Supplier shall perform its obligations under this Agreement and any Local Services Agreement (and will, in particular, provide the Services) in accordance and compliance with the following (which are not listed in any order of precedence):

(i)	Best Industry Standards;

(ii)	HSBC Policies and Procedures;

(iii)	HSBC CSR Guidelines to the extent applicable to the Supplier;

(iv)	the security standards and requirements set out and otherwise referred to in clause 13 (Supplier's Security Obligations); and

(v)	to the extent not in conflict with any of the above, its own standard approaches, guidelines, methodologies and procedures.

(b)
In the event of any conflict between the requirements referred to in clause 5.4(a), the Supplier will draw such conflict to the attention of HSBC and will abide by HSBC’s reasonable determination as to the manner in which such conflict is to be resolved.

(c)
The Supplier shall procure, maintain and observe all Approvals required in all Countries to provide the Services and shall, in performing its obligations under this Agreement, comply with all applicable Laws and, to the extent required for and related to the proper performance of the Services and its obligations under this Agreement, perform the Services in such a way that enables HSBC and other relevant HSBC Group Member's at all times to comply with applicable Laws. The Supplier shall monitor any proposed changes to Laws, develop plans to accommodate such changes and notify HSBC of such plans together with details of the changes to Laws.

(d)
Acceptance or approval communicated by HSBC relating to the delivery or performance of the Services or any delay or omission to communicate such approval or acceptance shall not relieve the Supplier of its obligations to perform in accordance with this Agreement.

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(e)	The Supplier shall:

(i)
notify HSBC immediately on becoming aware of any breach or suspected breach by the Supplier or any Sub-Contractor, of any Laws, provide HSBC and other relevant HSBC Group Members with such assistance as they may require to investigate such allegations and correct any breach, and on HSBC's request, do all such things as are reasonably necessary at the Supplier's own cost in order to minimise the impact of such breach; and

(ii)	not do or omit to do anything that would cause HSBC or any other HSBC Group Member to be in breach of any Laws.

(f)
The Supplier shall not, and shall procure that the Supplier Contracting Party and the Supplier Affiliates shall not, solicit or accept bribes, commissions or other financial inducements in relation to the Services, nor shall it do any act or thing nor permit any situation to arise, whereby the Supplier, Supplier Contracting Party or Supplier Affiliates knowingly or negligently permits an undisclosed conflict to be created between the interests of HSBC, and/or any other HSBC Group Member on the one hand and the Supplier, Supplier Contracting Party or any Supplier Affiliates on the other hand. In particular, where the provision or planning of Services involves the selection of, or advice upon the selection of, alternative courses of action (including refraining from a particular course of action) or the acquisition, or advice upon the acquisition of goods, services and rights, the Supplier, Supplier Contracting Party, and Supplier Affiliates shall make such selection or acquisition or give such advice in an impartial, independent and unbiased manner and in the best interests of HSBC and other HSBC Group Members, irrespective of the interests of the Supplier or any benefit to the Supplier, Supplier Contracting Party or any Supplier Affiliate arising directly or indirectly from such selection or acquisition.

(g)	The Supplier shall require that each of its Sub-Contractors and all the Supplier Personnel observe the obligations set out in this clause 5.4.

(h)
The Supplier acknowledges that failure to perform the Services in accordance with this Agreement may have a material adverse impact on the business and operations of HSBC and/or any other HSBC Group Member.

(i)
The Supplier recognises that its provision of Services may be impacted by, and may impact upon, HSBC's relationships with its Regulators. The Supplier shall provide HSBC with all such assistance as HSBC may reasonably require in order to enable it to maintain compliance with its obligations to such Regulators (which shall include good faith negotiation of any consequential amendments to this Agreement and its underlying structure, should that be required by a Regulator). The Supplier shall, in particular, also participate in any discussions or meetings with any Regulator where reasonably required by HSBC in connection with the Services being provided.

5.5	Service Levels

The Supplier shall, at all times, provide each Service for which a Service Level has been agreed to achieve or exceed the applicable Service Levels.

(a)
Where a Service Level is not set out in Schedule 4 (Service Levels and Service Credits), then during the period from the Services Commencement Date in respect of the first Local Services Agreement to be entered into pursuant to this Agreement until the date (if any) on which a replacement Service Level is agreed in respect of the Service in question, the applicable Service Level shall be that achieved prior to that Services Commencement Date. However, the Supplier shall use its Best Endeavours to ensure that the relevant Service is delivered to a standard that is consistent with Best Industry Standards where this would result in a higher service level.

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(b)
In the event that existing Services are varied and/or new Services are added to this Agreement, or where HSBC wishes to impose a service level on a Service not previously subject to a Service Level, the parties will agree the Service Levels which will apply to the Services in question in accordance with clause 5.7 (Continuous Improvement) and the procedures set out in Schedule 4 (Service Levels and Service Credits).

(c)
If the Supplier fails to perform its obligations set out in this Agreement including any Service Failure, the Supplier shall notify HSBC as soon as reasonably practicable of the breach and advise HSBC of the steps that it proposes to take to address the breach consistent with the Supplier's obligation to remedy the failure as a priority at no additional charge to HSBC. In respect of Service Failures, the Supplier shall also:

(i)	investigate and identify the underlying causes of the Service Failure and provide details of such causes to HSBC;

(ii)	take whatever action is necessary to minimise the impact of the Service Failure and/or prevent it from recurring;

(iii)	advise HSBC of the status of remedial efforts being undertaken with respect to the underlying cause of the Service Failure, and regularly keep HSBC so advised; and

(iv)	correct the Service Failure and resume provision of the Services in accordance with the relevant Service Level and/or other provisions(s) of this Agreement, as applicable.

(d)	Without prejudice to HSBC's other rights and remedies of any nature, in the event of a failure under clause 5.5(c):

(i)	HSBC may require the Supplier to re-perform the Services in accordance with a Service Level; and/or

(ii)	the Supplier shall pay the appropriate Service Credits; and/or

(iii)	HSBC may request the re-performance by Supplier , at the Supplier's cost, of the Services in relation to which there was a breach; and/or

(iv)	HSBC may withhold payment of the Charges relating to the breach until (if capable of remedy) such breach has been remedied; and/or

(v)	HSBC may arrange, in accordance with clause 5.8(b) (Suspension of Services and Step-In Rights), for performance of the Services in default itself or by a third party.

(e)
The amount of any Service Credits payable under clause 5.5(d)(ii) will be calculated in accordance with Schedule 4 (Service Levels and Service Credits) in respect of any period and will be recovered by HSBC as a credit against the next invoice which may subsequently be due for issue under this Agreement or, if no such invoice is due, as a debt due by the Supplier.

(f)	Where a sum is expressed to be payable as a Service Credit, the parties agree that:

(i)
such sums are a price adjustment to reflect the actual quality of service provided to HSBC and do not represent an estimate of the loss or damage that may be suffered by HSBC in respect of the breach of the Service Levels which gives rise to the Service Credit; and

(ii)	the crediting of such sums is without prejudice to any entitlement HSBC may have to damages from the Supplier relating to any such failure to achieve the Service Levels.

(g)
If at any time the performance of the Services results in the Service Level for a Critical Service falling below the Minimum Service Level, such performance shall be deemed to constitute a material breach which is not capable of remedy, and each HSBC Contracting Party shall be entitled to terminate the Local Services Agreement to which it is a signatory under clause 24.1(b)(i)(D).

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5.6	Monitoring of Service Levels

The Supplier shall provide records of, and reports summarising, the performance of the Services achieved by the Supplier against the Service Levels as required by Schedule 4 (Service Levels and Service Credits) and Schedule 9 (Governance).

5.7	Continuous Improvement

(a)
The Supplier agrees and acknowledges that it is committed to the process of continuous improvement in the Services and the Service Levels. Accordingly, the Supplier shall and shall procure all Supplier Contracting Parties shall, keep all Services under review and where, taking into account the factors listed in clause 5.7(b), it is reasonable to conclude either that the Service Level for a Service should be increased to a more demanding level than the Service Level then current, or that a Service not currently subject to a Service Level should become so subject, the Service Level shall be increased, or a new Service Level introduced, as appropriate. Increased or new Service Levels shall be agreed in accordance with the Change Procedure but the Supplier shall not be entitled to any increase in the Charges, or any other form of compensation, in return for agreeing the change pursuant to this clause.

(b)	The factors referred to in clause 5.7(a) (in order of significance) are:

(i)	the importance to the business of HSBC and/or other relevant HSBC Group Members that the Service in question is consistently delivered to the Service Level in question;

(ii)	HSBC Systems and any other infrastructure available to support delivery of the Services; and

(iii)	the historical achievement of the Service Level in question.

5.8	Performance Management

(a)	Performance remedies relating to Deliverables

In the event that any Deliverables do not achieve Acceptance on the Target Acceptance Date, then, without prejudice to HSBC's other rights or remedies, HSBC shall be entitled at its option either to reject the Deliverables and thereupon to be repaid promptly all sums paid (and shall be relieved of any obligation to make payment) under the relevant Service Request or, in the alternative, accept such part of the Deliverables as HSBC at its discretion chooses, subject to an appropriate and proportionate abatement of the Charges and a continuing obligation upon the Supplier to remedy the failure.

(b)	Suspension of Services and Step-In Rights

(i)
Without prejudice to the provisions of Schedule 4 (Service Levels and Service Credits) or to any other remedy that HSBC may have, where HSBC reasonably believes that the Supplier’s failure to provide a Service to the relevant Service Level or otherwise in accordance with this Agreement may have a material adverse impact on the business of HSBC and any other HSBC Group Member or where HSBC reasonably believes that the Supplier is about to commit such a failure which, if committed, would have such an impact, then HSBC may by giving written notice to the Supplier that it intends to exercise its rights under this clause 5.8(b) (Step-In Right), immediately take such steps itself or engage others (each a Step-In Third Party) to take such steps as it reasonably considers necessary to remedy the circumstances or anticipated circumstances giving rise to the Step-In Right and the Supplier shall:

(A)	co-operate fully with HSBC and any Step-In Third Party to facilitate the steps taken;

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(B)
suspend performance of the Services to the extent that HSBC so requests for the purposes of its exercise of Step-In Rights provided always that, for the avoidance of doubt, the exercise of the Step-In Right shall not excuse the Supplier from its obligation to provide the Services in accordance with this Agreement or be deemed to frustrate or waive performance of that obligation extent to the extent of any suspension;

(C)	grant and procure that any Sub-Contractor grants HSBC such licences as are reasonably required (for itself or a Step-In Third Party) for the purposes of this clause 5.8(b);

(D)	afford (and procure that its Sub-Contractors afford) to HSBC such co-operation and access to the following (so far as within the Supplier's control):

(1)	the Assets;

(2)	the Documentation and Deliverables;

(3)	the Supplier Intellectual Property and the Supplier Third Party Intellectual Property;

(4)	the HSBC Data;

(5)	the HSBC Premises and the premises used by the Supplier for the provision of the Services;

(6)	the HSBC Systems and the Supplier Systems; and

(7)	such other items as are reasonably required for the purposes of this clause 5.8(b); and

(E)
reimburse HSBC as a liquidated debt (or, at HSBC’s option, allow by way of deduction from the Charges) costs and expenses properly incurred by HSBC in taking the steps or engaging Step-In Third Parties to take the steps referred to in this clause 5.8(b) and in terminating any engagement of a Step-In Third Party.

(ii)
Following any exercise of Step-In Rights, the Supplier shall, and shall procure the Supplier Contracting Party shall, be required to put forward proposals to demonstrate to HSBC and the HSBC Contracting Party that it is able to perform its obligations under this Agreement. If the Supplier can at any time demonstrate to HSBC's reasonable satisfaction that it is able to and will remedy the matter giving rise to the Step-In Right or that the matter giving rise to the Step-In Right has been remedied, then HSBC shall as soon as is reasonably practicable (and with effect from the date and time notified by HSBC in writing) terminate the exercise of its Step-In Rights and remove the suspension of the Supplier’s performance of the relevant Services.

(iii)
If HSBC has exercised Step-In Rights in respect of any Service for a continuous period of thirty (30) Working Days or more, then for the purposes of clause 24.1 this shall be deemed to constitute a material breach of the Supplier’s obligations under this Agreement that has not been remedied within the period specified in that clause.

6.	CHARGES

6.1	Schedule 5 (Charges) sets out the Charges payable by HSBC or the relevant HSBC Contracting Party for the Services and the time and the manner of their payment.

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6.2	In consideration of the performance of the Service, HSBC shall pay the Supplier the Charges as set out in and/or calculated in accordance with Schedule 5 (Charges).

6.3
Unless otherwise expressly agreed by the parties, the Charges and such other amounts expressed to be payable by HSBC under this Agreement (or applicable Local Services Agreement) shall constitute HSBC's entire payment liability to the Supplier for the Services under this Agreement.

6.4
If HSBC receives an invoice from the Supplier which it disputes in good faith, HSBC shall notify the Supplier in writing of such dispute as soon as reasonably practicable and HSBC may withhold payment of such sums as are in dispute pending resolution of such dispute in accordance with clause 26 (Disputes).

6.5
The Supplier shall make available to HSBC on a real-time basis and in a format readily accessible by HSBC, electronic records of all invoices relating to this Agreement, together with monthly statements of invoices paid and outstanding.

6.6	Invoices shall be rendered to HSBC in arrears on the invoice dates and if correct and undisputed shall fall due and payable to the Supplier forty-two (42) days thereafter.

6.7
All sums payable under this Agreement are expressed exclusive of value-added tax or any relevant local sales taxes, which the Supplier shall add to such sums in accordance with the relevant local regulations in force at the time of making the relevant taxable supply and which shall only be payable by HSBC after receipt of a valid value-added tax or local sales tax invoice.

6.8
All sums payable under this Agreement shall be paid free and clear of all deductions or withholdings whatsoever unless the deduction or withholding is required by law. The Supplier agrees that it shall be responsible for payment of all taxes properly payable by it, including but not limited to, withholding taxes. The Supplier further agrees that, if any deductions or withholdings are required by law to be made from any of the Charges payable, HSBC or the relevant HSBC Group Member (as applicable) may, if required by law, deduct and remit payment of such taxes directly to the applicable taxing authority from the payment due. HSBC or the relevant HSBC Group Member (as applicable) shall, if so required, provide to the Supplier receipts of such payments in the name of the Supplier within such period as may be reasonable in the circumstances, of such payments being made to the applicable taxing authority.

6.9
All Charges payable under a Local Services Agreement shall be expressed, invoiced and payable in the currency set out in that Local Services Agreement. Without prejudice to clause 6.7, invoices shall be in a form specified by HSBC.

6.10	Where HSBC requests that invoices are apportioned between HSBC Group Members, invoices shall be rendered in line with the apportionment directed by HSBC.

6.11
The Charges are fixed and may not be increased by the Supplier unless the possibility of increase, and basis on which any increase will be calculated, is clearly set out in Schedule 5 (Charges). Even if the possibility of increase is set out in Schedule 5 (Charges), the Supplier may not increase the Charges to HSBC unless (i) it increases similar fees payable by the majority of its other customers at the same time and (ii) the percentage increase in the Charges is not more than the equivalent percentage increase in the fees payable by the majority of its other customers.

6.12
In the event of late payment by HSBC of any undisputed sums due and payable under the relevant Agreement (and provided HSBC has been given at least fifteen (15) days' written notice to cure such a late payment), the Supplier reserves the right to charge interest in respect of the undisputed late payment at the rate of one percent (1%) per annum above the base rate from time to time of HSBC (or if that entity does not have a base rate then the base rate of the central bank in the territory in which the HSBC Contracting Party is located) from the due date thereof until judgement (or if no judgement the date on which payment is received by the Supplier).

6.13
If the Supplier fails to perform the Services (or any part thereof) in accordance with this Agreement or Local Services Agreement, HSBC shall have the right to suspend payment of such of the Charges as it considers (acting reasonably) are allocable to the Services which relate to the default (Relevant Charges) until such default has been remedied, after which payment of the Relevant Charges so suspended shall (subject to any other rights of HSBC or HSBC Contracting Party to suspend or withhold payment) be payable to the Supplier promptly.

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6.14
Payment for the Services shall not be deemed to be acceptance by HSBC that all or any of the Services have been performed in accordance with this Agreement and/or that any Acceptance Criteria have been satisfied.

6.15	Any overpayments by either party to this Agreement or any Local Services Agreement (as applicable) shall be a sum of money recoverable from the other party thereto.

6.16
Notwithstanding anything to the contrary in this Agreement, no Charges shall be payable unless such Charges are invoiced by the Supplier in the manner set out in this clause 6 within twelve (12) months of the date on which an invoice for the same could first properly have been presented to HSBC under this clause 6 (Charges).

6.17	The Charges, Services and Service Levels shall be benchmarked in accordance with Schedule 6 (Benchmarking).

7.	JOINT-VENTURES, CO-OPERATIVES AND THIRD PARTY SERVICES

7.1
HSBC and any other HSBC Group Members may use the Services to provide relevant services for, or require that the Services are provided to (or use the Services for the benefit of) HSBC's or any other HSBC Group Member's joint-ventures or co-operatives (being any entity or other association in which HSBC or any other HSBC Group Member is co-operating with a third party to achieve an agreed business objective consistent with HSBC's or any other HSBC Group Member's business objectives) and/or third parties to whom HSBC or any other HSBC Group Member provides relevant services at the Signature Date and/or other third parties agreed by HSBC and the Supplier from time to time (both parties acting reasonably and in good faith). HSBC shall provide details of such third parties to whom HSBC or any other HSBC Group Member provides such relevant services, either prior to the Signature Date, where possible, or otherwise from time to time.

8.	HSBC MERGERS AND ACQUISITIONS

8.1
In the event of any entity becoming an HSBC Group Member after the Signature Date (New Entity) the New Entity shall be entitled (at HSBC’s option) to all rights conferred on the HSBC Group Members under this Agreement. In no event shall such New Entity be obliged by reason of it becoming an HSBC Group Member to purchase any Services from the Supplier or any Supplier Affiliate under this Agreement.

8.2
In the event that any agreement for the supply of Services (or services similar to the Services) or other products or services was concluded between the New Entity and the Supplier (or a Supplier Affiliate) prior to the date the New Entity became an HSBC Group Member (Entity Agreement) then the Supplier shall, at HSBC's request, procure that the Entity Agreement shall (subject to clauses 8.3 and 8.4) be terminated and fully replaced and superseded by the terms of this Agreement and the parties shall execute the necessary amendment to ensure any services ordered or provided under the Entity Agreement shall become subject to the terms of this Agreement at no extra cost to HSBC or any other HSBC Group Member. Any favourable terms or special offers provided to the New Entity via the Entity Agreement shall be incorporated into this Agreement by mutual agreement, which shall not be unreasonably withheld or delayed. Any sums committed or paid by the New Entity to the Supplier or any Supplier Affiliate (or invoiced by the Supplier or any Supplier Affiliate to the New Entity and still payable by the New Entity) under an Entity Agreement relating to the period after the date when the New Entity became an HSBC Group Member shall, at HSBC's option, either be set-off as HSBC may direct against any Charges payable under this Agreement or be promptly refunded to the New Entity without deduction.

8.3
Without prejudice to any set-off or refund pursuant to clause 8.2, the termination and replacement of an Entity Agreement under clause 8.2 shall not prejudice any rights accrued due under such Entity Agreement prior to the date of termination.

8.4
Where an Entity Agreement applies to several services or products, HSBC may require that the terms of this clause 8 apply to only such of those products and services as HSBC requires and that the remaining products and services remain subject to the terms of the Entity Agreement (amended as appropriate to reflect the division).

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8.5	Resolutions

(a)	If HSBC or any HSBC Contracting Party, or any branch or part or business line of HSBC or an HSBC Contracting Party (in either case the Resolution Target) is subject to Resolution, then:

(i)
for a period of six (6) months after the Resolution takes effect any termination rights arising under this Agreement or at common law (in each case including for the avoidance of doubt any right to terminate for non-payment and/or insolvency) or any other rights or remedies of the Supplier arising directly from the Resolution shall be deemed to have no effect;

(ii)
the Agreement or part of it (including any Local Services Agreement) shall be treated as having been originally entered into between the Supplier and any new controlling party or transferee (as applicable); and

(iii)
except as provided in sub-clauses 8.5(i) and 8.5(ii) above, the Agreement or part of it (including any Local Services Agreement) shall continue on its existing terms following Resolution including, for the avoidance of doubt, the Supplier or Supplier Contracting Party’s rights thereunder (as applicable) in relation to payment or non-payment of fees or charges.

(b)
If necessary to give effect to the provisions of clause 8.5(a), the Supplier or Supplier Contracting Party (as applicable) shall enter into a novation or assignment or variation agreement (in a form specified by the Relevant Authority) but with the new controlling party or transferee (as applicable).

(c)	If the provisions of this clause 8.5 conflict or cause ambiguity with other terms of this Agreement, the provisions of this clause 8.5 shall take precedence.

9.	HSBC DIVESTMENTS

9.1
A Divested Unit shall mean any subsidiary, division or department of HSBC or of an HSBC Group Member, which was immediately prior to a particular date (the Divestment Date), properly entitled to receive Services and, would not, on or after the Divestment Date, be part of HSBC or be HSBC Group Member or part of an HSBC Group Member and therefore not entitled (other than by virtue of this provision) to receive Services and or Deliverable(s).

9.2
Where a Local Services Agreement relevant to a Divested Unit is in full force and effect, the Supplier Contracting Party agrees that the relevant HSBC Contracting Party may continue to use the Services for the benefit of, or in order to provide services to, such Divested Unit at no additional charge for such period as the HSBC Contracting Party may, in its discretion, require in order to allow the Divested Unit to make appropriate alternative arrangements (which period shall not, however, exceed a period of two (2) years from the Divestment Date unless otherwise agreed).

9.3
Where the HSBC Contracting Party does continue to use the Services for the benefit of a Divested Unit pursuant to clause 9.2 the HSBC Contracting Party shall have no responsibility for any acts or omissions of such Divested Unit after the Divestment Date.

9.4
Where the Divested Unit is a party to a Local Services Agreement the Supplier Contracting Party shall procure that the Divested Unit may continue to use the Services after the Divestment Date and, the Supplier Contracting Party shall offer equivalent services and deliverables to HSBC or such other HSBC Group Member as HSBC may nominate under this Agreement or under equivalent and no less favourable terms as set out herein.

9.5	Unless otherwise agreed by HSBC, and save in respect of this clause, upon divestment any Agreement, to which a Divested Unit is a party, shall cease to be subject to this Agreement.

9.6	The Supplier shall, if requested in writing by HSBC, enter into an agreement (Parallel Contract) with the Divested Unit, to take effect from the Divestment Date and under which:

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(a)	the services to be provided to the Divested Unit are equivalent to the Services, varied only as reasonably necessary to reflect the Services required by the Divested Unit as of the Divestment Date;

(b)
the term of the Parallel Contract will commence on the Divestment Date and will continue for a minimum period of two (2) years from the Divestment Date unless terminated earlier in accordance with clause 24 (Breach, Termination and Exit);

(c)	pricing of charges, fees or other amounts payable under the Parallel Contract are on substantially the same terms as this Agreement;

(d)
the other terms of the Parallel Contract are the same as this Agreement, save for (i) any reasonable amendment or deletion required to give effect to the intent of this clause 9.6; (ii) any requirement of Laws and Employment Regulations or directions from a Regulator; and

(e)	as between HSBC and the Divested Unit, the Divested Unit assumes liability for its obligations under the Parallel Contract from the Divestment Date,

and the parties hereby agree that HSBC shall not be a party to the Parallel Contract and shall have no further liability in respect of the Divested Unit from the Divestment Date.

9.7	On the coming into effect of any Parallel Contract:

(a)
the Divested Unit shall be deemed to be automatically removed from the scope of this Agreement, including, without limitation, the scope of Service Recipients, save in respect of any antecedent rights or liabilities which shall (in each case as appropriate) accrue to or be borne by HSBC; and

(b)
the Supplier shall treat the Divested Unit as an arm’s length third party for the purposes of clauses 18 (Intellectual Property Rights and Indemnity), 21 (Confidentiality), and 23 (Data Protection) in this Agreement.

9.8
The parties shall act reasonably and in good faith in effecting any Parallel Contract requested by HSBC. The Supplier represents and warrants that it intends for the provisions of this clause 9 to be fully enforceable so as to give effect to the parties’ intent.

9.9	The Supplier irrevocably acknowledges that its agreement to this clause 9 is part of its consideration for entering into this Agreement and that HSBC would not otherwise appoint the Supplier.

9.10	The Supplier shall not be entitled to adjust the Charges payable pursuant to the Parallel Contract other than in accordance with the comparable terms set out in this Agreement.

9.11
To the extent that the Divested Unit requires the Supplier to comply with policies which are different from the HSBC Policies and Procedures, the Parallel Contract shall be amended in accordance with the Change Procedure.

10.	GENERAL OBLIGATIONS OF the SUPPLIER

10.1	Other Supplier Products and Services

If HSBC or any other HSBC Group Member wishes to purchase any products or receive any other services (whether new or existing) offered by the Supplier or any Supplier Affiliate during the term of this Agreement, HSBC may require the supplier to supply such products or services under this Agreement and HSBC and the Supplier shall amend this Agreement in accordance with the Change Procedure setting out the details of that supply.

10.2	Supplier Acquired Services

(a)
In the event that the Supplier acquires a company, business, division or department or any entity otherwise becomes part of the Supplier or a (or part of a) Supplier Affiliate (Acquired Business), then HSBC shall be entitled to require the Supplier to supply any of the Acquired Business’ products, deliverables and/or services to HSBC and/or any other HSBC Group Member under clause 10.1 unless otherwise prohibited by applicable Law.

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(b)
In the event that any agreement for the supply of any of the Acquired Business' products, deliverables and/or services was concluded between the Acquired Business and HSBC or any other HSBC Group Member (Acquired Agreement) prior to the date on which the Acquired Business becomes part of the Supplier or a Supplier Affiliate (or part of) (Acquisition Date), then the Supplier shall at HSBC's request procure that the Acquired Agreement shall (subject to clauses 10.2(c) and 10.2(d)) be terminated and fully replaced and superseded by the terms of this Agreement and the parties shall execute the necessary amendment to ensure that any products or services ordered or provided under the Acquired Agreement shall become subject to the terms of this Agreement at no extra cost to HSBC or any other HSBC Group Member. Any favourable terms or special offers provided to HSBC and/or any other HSBC Group Member under the Acquired Agreement shall be incorporated into this Agreement by mutual agreement, which shall not be unreasonably withheld or delayed. Any sums committed or paid by HSBC or any other HSBC Group Member to the Acquired Business (or invoiced by the Acquired Business to HSBC or any other HSBC Group Member and still payable) under an Acquired Agreement relating to the period after the date when the Acquired Agreement was terminated under this clause (b) shall, at HSBC's option, either be set-off as HSBC may direct against any Charges payable under this Agreement or be promptly refunded to HSBC or the relevant HSBC Group Member without deduction.

(c)
Without prejudice to any set-off or refund pursuant to clause 10.2(b), the termination and replacement of an Acquired Agreement under clause 10.2(b) shall not prejudice any rights accrued due under such Acquired Agreement prior to the date of termination.

(d)
Where an Acquired Agreement applies to several services, deliverables or products, HSBC may require that the terms of this clause 10.2 apply only to such of those products, deliverables and services as HSBC requires and that the remaining products and services remain subject to the terms of the Acquired Agreement (amended as appropriate to reflect the division).

10.3	Notice of Change of Controlling Interest

The Supplier shall, unless prohibited by applicable law (or any regulations of any applicable investment exchange), deliver prior written notice to HSBC of any proposed change of Controlling Interest of the Supplier.

10.4	General Advice

(a)
The Supplier shall establish and implement internal procedures whereby developments and innovations in technology and business processes, and changes in industry practice, are regularly reviewed with a view to determining whether their adoption would have a beneficial impact upon the provision of the Services or any of them.

(b)
The Supplier shall promptly bring to the attention of HSBC all opportunities (other than those of a trivial nature) for improving service quality or reducing service cost which come to its attention, whether as a result of the procedures referred to in clause 2.2(a) or otherwise.

10.5	Supplier Personnel

(a)	The Supplier shall, throughout the term of this Agreement:

(i)	ensure that the Services are provided by persons who are suitably experienced and qualified for, and competent to perform, the tasks which fall within their respective responsibilities; and

(ii)	maintain and develop the skills and experience of the personnel engaged in the provision of the Services by training, development, instruction, work experience or otherwise.

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(b)
The Supplier shall, and shall procure the Supplier Contracting Party and the Supplier Affiliates shall, take all steps lawfully open to it to require that appropriate standards of probity and confidentiality are maintained by the Supplier Personnel.

(c)
The Supplier shall be responsible and liable for the management of all Supplier Personnel and the unlawful acts and omissions of Supplier Personnel whilst they are on HSBC Premises as a result of the provision of the Services.

(d)
The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against all Losses that may be suffered or incurred by HSBC or any other HSBC Group Member in connection with the unlawful acts or omissions of the Supplier Personnel carried out in connection with or relating to the provision of the Services and/or when dealing with any individuals employed or engaged in any capacity by HSBC or any other HSBC Group Member, or any partners, members, directors, consultants, agents or contractors thereof, save where that act or omission has been caused by HSBC or any other HSBC Group Member.

(e)
Without relieving the Supplier of its obligations under this Agreement, HSBC shall have the right by written notice to the Supplier to require the immediate removal of any of the Supplier Personnel who are acting in a manner which will cause (in the reasonable opinion of HSBC), material disruption or damage to HSBC's business, employees, assets or reputation, or those of any other HSBC Group Member. HSBC may request the removal of any Supplier Personnel on grounds of poor or inefficient performance. In such event, the Supplier shall propose to HSBC a plan for appropriate remedial action. If the action taken under such plan fails to resolve the issues identified by HSBC within the timescales reasonably acceptable to HSBC under the agreed remedial plan, the Supplier shall remove and replace the relevant Supplier Personnel as soon as reasonably possible.

10.6	Key Personnel

The provisions of paragraph 8 of Part 3 of Schedule 7 (Human Resources) shall apply in respect of Key Personnel.

10.7	Co-operation with Third Party Suppliers

(a)	The Supplier and the Supplier Affiliates shall co-operate fully with all relevant Third Party Suppliers and shall (with HSBC’s consent and authority where appropriate):

(i)
provide such access as such relevant Third Party Suppliers shall reasonably require in order to provide its services (on such notice as is reasonable in the circumstances and so far as within the Supplier's control) to:

(A)	the Assets;

(B)	the Documentation and Deliverables;

(C)	the Supplier Intellectual Property and the Supplier Third Party Intellectual Property;

(D)	the HSBC Data;

(E)	the HSBC Premises and the premises used by the Supplier for the provision of the Services; and/or

(F)	the HSBC Systems and the Supplier Systems.

(ii)
co-ordinate its efforts with any such Third Party Supplier to ensure that work, materials and services provided by the Third Party Supplier are efficiently and effectively integrated into and/or with the provision of the Services;

(iii)	provide such support services as are necessary to run such work, materials and services on HSBC Systems then current;

(iv)	attend any meetings with the Third Party Suppliers called by HSBC; and

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(v)
where problems or faults relating to the Services are caused or contributed to by circumstances from time to time subsisting on such Third Party Suppliers' side of the interface with the Services, manage the resolution or prevention of such problems or faults either by taking corrective or preventive steps in relation to the provision of the Services or (to the extent reasonably possible) by procuring the taking of corrective or preventative steps by such Third Party Suppliers.

(b)
Where network, communications, computer or other equipment provided by a Third Party Supplier are required to interface with HSBC Systems, the Supplier, as the party with primary management responsibility for problem resolution, shall be responsible:

(i)	for ensuring that such requirement does not interfere with the provision of the Services in accordance with this Agreement; and

(ii)	for taking all reasonable steps within its power to ensure that the interface is successfully achieved.

(c)
Where the Supplier notifies HSBC in writing that it is materially hindered in the performance of its obligations under this clause 10.7 by the failure of a Third Party Supplier to co-operate with the Supplier, HSBC shall use Reasonable Endeavours to convene a meeting of the Supplier and the Third Party Supplier in question for the purpose of resolving the difficulty. The Supplier shall attend such meeting and HSBC shall use Reasonable Endeavours to procure the attendance of the relevant Third Party Supplier.

(d)	Managed Suppliers:

(i)
In addition to the obligations set out in this clause 10.7 regarding engagement with Third Party Suppliers, the Supplier shall and shall ensure that Supplier Affiliates and Sub-Contractors comply with the obligations relating to Managed Suppliers, as further described in paragraph 3.6 of Schedule 3 (Services).

(ii)
On an on-going basis, the Supplier shall be responsible for reviewing the list of Managed Suppliers and proactively sourcing new learning services providers in the market that would be able to provide an improved, better quality and/or better value service to HSBC. In proposing such learning services providers to HSBC, the Supplier shall leverage any existing relationships the Supplier or any Supplier Affiliate may have with such learning service providers, so as to enable HSBC to consider whether it would engage such learning suppliers as Managed Suppliers and to then do so on the best available terms.

10.8	Third Party Software, HSBC Support Contracts and Approvals

(a)
HSBC shall use Reasonable Endeavours to obtain (and the Supplier shall co-operate with HSBC and provide such assistance as HSBC requires in respect of such efforts), the right, consent or licence for the Supplier to use the Third Party Software listed in Schedule 17 (HSBC Contracts) and receive the benefit of the HSBC Support Contracts (HSBC Consents). The Supplier and Supplier Affiliates shall use such Third Party Software and HSBC Support Contracts solely to support the provision of the Services, and shall ensure that such use is in compliance with the terms set out in or referenced in Schedule 17 (HSBC Contracts) and/or as advised by notice from HSBC from time to time. The right to use such Third Party Software and HSBC Support Contracts shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when the relevant Third Party Software or HSBC Support Contract ceases to be required to support the provision of the Services.

(b)
Except in relation to those HSBC Consents referred to in clause 10.8(a), the Supplier shall obtain, at its own cost, all Approvals which are necessary from time to time to enable the Supplier to perform the Services in accordance with this Agreement and otherwise comply with its obligations under this Agreement, including Approvals from:

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(i)
third parties who have any legal interest in any data, Documentation, Deliverables or Assets used by or on behalf of HSBC, HSBC Contracting Party and/or any other HSBC Group Member in relation to the Services; and

(ii)	any Regulator or other third parties in relation to the performance of Services in accordance with this Agreement.

(c)
The Supplier shall advise HSBC promptly in writing from time to time of all Approvals required to be obtained under clause 10.8(b) and of the details of the Approvals obtained. Copies of all Approvals obtained shall be placed by the Supplier in the Project Library within thirty (30) days of obtaining the relevant Approval.

(d)
The Supplier shall, and shall procure the Supplier Contracting Party and Supplier Affiliates shall, structure its contracts and arrangements with third party providers of services and Software (including Software Licences, services, maintenance contracts and equipment leases) that relate to the performance of or support the performance of the Services under this Agreement so that the relevant Support Contracts may be transferred, assigned or novated as required in accordance with clause 24.6(c) and/or Schedule 13 (Exit Management) without additional charge and the ongoing fees under those arrangements payable by HSBC any other HSBC Group Member or any Successor Supplier, after termination or expiry of this Agreement or any part of this Agreement are consistent with and no higher than the fees payable by the Supplier prior to such termination, expiry or partial termination (as applicable).

(e)
Any Approval given by HSBC pursuant to this Agreement shall be without liability on the part of HSBC and other HSBC Group Members and without prejudice to any rights or remedies of HSBC and other HSBC Group Members.

10.9	HSBC Premises and HSBC Systems

(a)
The Supplier shall be responsible for providing everything required to perform the Services save to the extent that HSBC and/or any other HSBC Group Member has agreed to provide or make available any premises, assets or facilities as set out expressly in this Agreement.

(b)
HSBC will allow to persons who are duly authorised Supplier Personnel such access, on a non-exclusive basis, to the Licensed Areas as is reasonably required for the purpose of providing the Services. Authorisation procedures in respect of this access, will be agreed between HSBC and the Supplier from time to time. The Supplier shall use such rights of access for the purposes only of providing the Services. The Supplier's right of access shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when such access ceases to be required to provide the Services.

(c)
The Supplier shall not do anything which might directly or indirectly cause any breach by it of the terms of any lease or other terms under which HSBC or HSBC Group Member is entitled to occupy the Licensed Areas (where those terms have been disclosed to the Supplier by HSBC or HSBC Group Member) and shall comply with all HSBC Site Regulations.

(d)	The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against all Losses arising from:

(i)	any breach of the terms referred to in clause 10.9(c);

(ii)	any failure to comply with HSBC Site Regulations; and/or

(iii)	any damage to the Licensed Areas and their contents caused by persons entering the Licensed Areas with the authorisation of the Supplier,

in each case, to the extent that such breaches are caused by the Supplier, any Supplier Affiliate, Supplier Personnel, Sub-Contractor and/or and other third party or person for whom the Supplier is responsible in the performance of the Services or whose presence in the relevant location or site is authorised by the Supplier.

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(e)
Access to the Licensed Areas will be subject to the Supplier and Supplier Contracting Party’s compliance with clause 10.9(c) and HSBC or HSBC Group Member reserves the right to exclude any person from the Licensed Areas in the event of an actual or threatened breach of such clause.

(f)
HSBC will allow to persons duly authorised by the Supplier and Supplier Affiliate such use, on a non-exclusive basis, of Licensed HSBC Systems as is reasonably required for the purpose of providing the Services. Authorisation procedures in respect of this use will be agreed between HSBC and the Supplier from time to time. The Supplier and Supplier Affiliate will use Licensed HSBC Systems for the purpose of providing the Services only. The Supplier and Supplier Affiliate’s right to use shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when such use ceases to be required to provide the Services.

(g)
The Supplier and Supplier Affiliate shall use Licensed HSBC Systems with all reasonable skill and care and in accordance with best computing practice, and shall fully and effectively indemnify and keep indemnified HSBC and each other HSBC Group Member from and against all Losses arising from any person using the Licensed HSBC Systems with the Supplier and Supplier Affiliate’s authorisation.

10.10	Off-Shoring

The Supplier shall obtain the consent of HSBC before supplying any part of the Services from a country other than the relevant Country. Such consent shall not be unreasonably withheld to the extent that the Supplier can satisfy HSBC that the provision of such services from outside the relevant Country will not result in:

(a)	an increase in any item of cost (including any item included within the Charges) being incurred by HSBC;

(b)	an adverse impact on the Supplier's ability to achieve the standards required by this Agreement, including any Service Level;

(c)	an increase in the risks of any of the critical operations of HSBC and for any other HSBC Group Member;

(d)	it becoming more difficult or expensive for HSBC to exercise its rights under this Agreement; or

(e)
breach or other contravention of any regulatory or legal restriction or obligation on such supply including guidance in relation to any regulated aspects of the Services and Data Protection Legislation.

11.	supplier’S WARRANTIES

11.1	The Supplier hereby warrants, represents and undertakes to HSBC that:

(a)	it has and will have for the term of this Agreement full authority and all necessary rights (1) to enter into this Agreement, and (2) to perform the relevant obligations as set out in this Agreement;

(b)	subject to being prevented or prohibited by the provisions of any applicable law or regulation, it will give prompt written notice to HSBC of any change of Controlling Interest of the Supplier;

(c)	the Charges have been and will be calculated in a manner that gives full credit for all discounts agreed with, or available to, HSBC and any other HSBC Group Member;

(d)	it will ensure the Services are provided in accordance with this Agreement to the reasonable satisfaction of HSBC and/or the other relevant HSBC Group Member;

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(e)
it will ensure that, where HSBC or any other HSBC Group Member is reliant on the expertise of the Supplier or any Supplier Affiliate in providing professional advice (including recommendations as to how the Services are delivered), it will give such advice in an impartial, informed and independent manner and in the best interests of HSBC and/or the relevant HSBC Group Member;

(f)
it will ensure that the Services and Deliverables comply with the provisions of this Agreement and are of satisfactory quality and reasonably fit for the purpose for which they are supplied, further the Supplier will ensure that the Services are performed with due diligence, reasonable skill and care and in accordance with Best Industry Standards at all times;

(g)	it will comply (and will procure that all Supplier Personnel, and Sub-Contractors will comply) with all applicable Laws which may from time to time be applicable to the provision of the Services;

(h)
it will promptly notify HSBC of any changes that are required to any of the Services as a result of any alteration, after the Signature Date, in any applicable Law and will implement such required changes (at no charge to HSBC) at least thirty (30) days before the due date for the implementation of such legal or regulatory changes, provided that where the implementation of such changes results in a reduction in the scope, or the benefit to HSBC or any other HSBC Group Member, of the Services, HSBC may propose an amendment to the Charges to reflect such reduction and the Supplier will not unreasonably withhold or delay its agreement to such amendment, which reduction in price may be recorded through the Change Procedure;

(i)
it will procure for HSBC and the other HSBC Group Members (unless otherwise agreed between the Supplier and HSBC in writing) all rights, licences, consents and permits that HSBC and/or any other HSBC Group Member may require in order to use and enjoy the Services in accordance with this Agreement;

(j)	it will ensure that all Supplier Personnel and Sub-Contractors:

(i)
will, when present at HSBC or an HSBC Group Member site or allowed the use of any HSBC or HSBC Group Member systems, including any HSBC Assets, HSBC Systems and HSBC Premises, comply with the applicable site security, health and safety, system usage and other policies and procedures in force from time to time, including any HSBC Policies and Procedures and HSBC Site Regulations; and

(ii)
will not load or use on any HSBC or other HSBC Group Member’s computer equipment or systems, including any HSBC System, any Software, data or other materials, other than those provided or approved by HSBC Contracting Party, HSBC or the other relevant HSBC Group Member;

(k)
it will ensure that the Supplier Personnel will at all times behave in a courteous, professional and appropriate manner and that no Supplier Personnel will act or make any statement or otherwise behave in any manner that is reasonably likely to result in any prejudice to HSBC or any other HSBC Group Member (including to its reputation);

(l)	it will promptly notify HSBC if the Supplier is in breach of any of its banking covenants or suffers a deterioration in its credit rating with Dunn and Bradstreet so as to fall below a score of 5A2;

(m)	it will ensure that the Supplier Personnel have appropriate experience, qualifications and expertise; and

(n)	it will procure that in the context of any Agreement that the Supplier Contracting Party shall make and comply with the warranties, representations and undertakings set out in this clause 11.1.

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11.2
Without prejudice to the foregoing or any other rights or remedies of HSBC, the HSBC Contracting Party or the HSBC Group Members, in the event of breach of any warranty the Supplier and each Supplier Contracting Party undertakes promptly to remedy the breach without charge.

12.	dISASTER RECOVERY

12.1	The Supplier shall, and shall procure the Supplier Contracting Party shall, comply with its obligations as set out in Schedule 1 (Disaster Recovery).

13.	supplier’S SECURITY OBLIGATIONS

13.1	The Supplier undertakes to comply with:

(a)	the best current security practice, including ISO 17799, ISO 9001 and the ISO 27000 series; and

(b)	the Information Security Obligations.

13.2
In the event of any unauthorised use or any misuse of HSBC’s or any other HSBC Group Member's premises or equipment by the Supplier Personnel, including any HSBC Assets, HSBC Systems and/or any HSBC Premises, HSBC or the HSBC Group Member shall have the right (without prejudice to its other rights) to:

(a)	seek adequate compensation for any damage or costs incurred in such instances; and

(b)	require that personnel in breach of the above cease to be employed in connection with services provided to HSBC and/or any other HSBC Group Member.

13.3
The exercise by HSBC or an HSBC Group Member of its rights under clause 13.2 shall not relieve the Supplier of its responsibility to perform its obligations under this Agreement or any Local Services Agreement.

13.4
Without prejudice to its obligations under clause 12 and Schedule 1 (Disaster Recovery), the Supplier shall ensure that all data of HSBC and/or the other HSBC Group Members (including all HSBC Data) is backed-up and shall have in place and maintain up-to-date business continuity procedures to ensure that in the event of a failure or disruption to the Services (other than a Disaster (as defined below)) the Supplier, Supplier Affiliates and Sub-Contractors are able to continue to provide the Services to normal performance levels within the shortest practicable time, and in the event of a Disaster, recovery of the Services is made within the time frame set out in the Supplier’s business continuity procedures. Disaster means an event which materially impacts the normal operation of the Services so as to prevent achievement of the Service Levels or otherwise prevents the Supplier from performing its obligations and providing any of the Services.

13.5
The Supplier will ensure that any Supplier Personnel who will be entering into HSBC Premises and/or will have access (remotely or otherwise) to HSBC, systems, data or information, including any HSBC Assets, HSBC Systems, HSBC Premises and/or HSBC Data shall have been subject to pre-employment screening at least to the standards set out in the HSBC’s then-current policy for the screening of personnel provided by contractors, a copy of which may be obtained from HSBC on request. The Supplier shall provide: (i) evidence of completion of the screening checks; and (ii) that the requirements of HSBC's then-current policy for the screening of personnel have been met, within a reasonable period but in any event prior to the personnel in question gaining access to HSBC’s or any other HSBC Group Member’s premises, systems, data or information. The extent and nature of these screening checks will be advised to the Supplier by HSBC, or the other relevant Group Member and will depend on the premises, systems, data and information to which access may be granted. As a minimum requirement, the Supplier will comply with requests to carry out the following checks on its personnel and personnel of its Sub-Contractors:

(a)	a check on identity (and, if appropriate, eligibility to work in the relevant Country);

(b)	verification of current and previous employment covering a period of five (5) years; and

(c)	a criminal record check.

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Additional screening checks may be required in particular where personnel have access to personal or sensitive data.

13.6
The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against any and all Losses incurred by or awarded against HSBC or any other HSBC Group Member as a result of, or in connection with breach by the Supplier, any Supplier Affiliate, Supplier Personnel or Sub-Contractor of the obligations under of clause 13.5.

13.7
Failure by the Supplier to either conduct pre-employment screening or comply with the requirements of HSBC's then-current policy for the screening of personnel, shall constitute a material breach of the purposes of clause 24.1(a)(i)(D) and 24.1(b)(i)(D) of this Agreement.

13.8
HSBC reserves the right to visit the Supplier’s offices to carry out such checks as it deems necessary to ensure that the Supplier is properly fulfilling its obligations as set out in this clause 13.8 and may request sight of records and documents held by the Supplier in respect of such obligations. HSBC shall give the Supplier reasonable prior notice (which may, depending on the circumstances giving rise to the visit, be very short) of any intended visit and the Supplier shall use all Reasonable Endeavours to provide for HSBC access to all information, facilities, procedures or other resources (including staff) as it shall reasonably require.

13.9
In the event of any unauthorised use or any misuse of HSBC's or any other HSBC Group Member's premises, equipment, systems, data or information (including HSBC Data), by the Supplier Personnel, HSBC shall have the right (without prejudice to its other rights) to:

(a)	claim adequate compensation for any damage or costs incurred in such instances; and

(b)	require that personnel in breach of the above cease to be employed in connection with services provided to HSBC and/or any other HSBC Group Member.

13.10	The exercise by HSBC of its rights under clause 13.9 shall not relieve the Supplier of its responsibility to perform its obligations under this Agreement.

13.11
The Supplier will ensure that it and any relevant Supplier Affiliates and Sub-Contractors implement, follow and maintain appropriate security controls, at least in compliance with the HSBC IT security standards and requirements as the same may be communicated to the Supplier from time to time, including submitting to a formal security review conducted by HSBC, to ensure the confidentiality, availability and integrity of all HSBC Data and information belonging to HSBC, or any HSBC Group Member which may be delivered to, generated by or otherwise used or processed by or on behalf of the Supplier, any Supplier Affiliate or any Sub-Contractor or may otherwise come into the possession or control of the Supplier, any Supplier Affiliate, any Supplier Personnel or Sub-Contractor, and warrants that such appropriate security controls, are operational and effective as at the Signature Date. The Supplier shall not and shall procure that the Supplier Contracting Parties and relevant Supplier Affiliates do not downgrade the security configuration of any system processing any such HSBC Data without the prior written consent of HSBC.

13.12
Without prejudice to the generality of clauses 13.1 and 13.6, the Supplier shall ensure that all HSBC Data is protected at all times, in such manner as (subject to clause 13.6) is consistent with the HSBC’s data security classification applicable to such data, from corruption and from unauthorised access and interference both while such HSBC Data is within the possession and/or control of the Supplier, or relevant Supplier Affiliates and while (if transmission is consistent with the classification of such HSBC Data and is strictly required for the purpose of performing any Services) it is in transit across a network (whether public or private).

13.13
The Supplier shall ensure that no HSBC Data is stored on any portable medium or device except where such storage is strictly required for the performance of the Supplier's obligations under this Agreement.

13.14
Where HSBC Data is transmitted across a network or stored on any portable medium or device, the level of protection that the Supplier or Supplier Affiliate is obliged to adopt pursuant to clause 13.1 shall be consistent both with the data security classification of the HSBC Data in question and with the additional risk posed by its transmission and/or its storage on a portable medium or device.

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13.15
Without prejudice to the generality of the Supplier’s obligation to preserve the confidentiality of the Confidential Information of HSBC and HSBC Group Members and to observe proper IT security procedures, and subject to any policy in relation to the security of portable devices that is expressly agreed between HSBC and the Supplier to be in substitution for this clause, the Supplier shall ensure either that:

(a)
no HSBC Data or any data or information relating to this Agreement from which HSBC, or any HSBC Group Member could be identified shall be stored or processed on portable devices capable of data storage (including, without limitation, laptops, PDAs, and memory sticks); or

(b)
that such storage and processing occurs only on the premises of HSBC, or an HSBC Group Member or on secure premises of the Supplier and that no such data is resident on such portable devices when they are not on such premises.

13.16	The Supplier confirms that it will comply with any additional requirements in relation to data integrity, handling or storage which HSBC may from time to time reasonably request.

14.	PROJECT LIBRARY AND PROCEDURES MANUAL

14.1
The Supplier shall maintain, from the Services Commencement Date in respect of the first Local Services Agreement to be entered into pursuant to this Agreement, a complete and up-to-date set of Documentation (Content) in the Project Library which shall be directly accessible by HSBC in a form which enables HSBC and the HSBC Group Members to review, interrogate, print and copy the Content stored in the Project Library. All Content to be included in the Project Library must be included promptly and in any event within thirty (30) days of the creation or acquisition of the same.

14.2	Failure by the Supplier to maintain the Project Library in accordance with this clause 14 shall be deemed to be a material breach of this Agreement by the Supplier.

14.3
HSBC Group Members, Successor Suppliers and any other person duly authorised by HSBC shall have full rights of access (subject always to compliance with obligations relating to Confidential Information set out in this Agreement) to the Project Library and the Content at all times during the term of this Agreement for the purpose of assisting members of HSBC and other HSBC Group Members in connection with the Services and any matter relating to this Agreement, including their expiry, termination, or any reorganisation, evaluation or retender of any or all of the Services. The Supplier shall from time to time and on the expiry or termination of this Agreement provide HSBC with a complete and up-to-date copy of the Project Library in electronic and hardcopy form.

14.4
The Supplier shall, within one (1) month of the Services Commencement Date in respect of the first Local Services Agreement to be entered into pursuant to this Agreement, produce a draft Procedures Manual. The Supplier shall ensure that the Procedures Manual takes into account input obtained by the Supplier from global and regional Academy heads, regional heads of learning within HSBC and any HSBC Group Members, and the HSBC representative from the central HSBC learning team and is updated from time to time as reasonably required by HSBC to reflect changes in HSBC's business processes, as the same are communicated by HSBC to the Supplier. The Supplier shall maintain version control in relation to the Procedures Manual and any documents, forms or templates set out in it and shall include the Procedures Manual in the Project Library.

14.5
The Supplier shall continuously review the Procedures Manual and shall propose to HSBC any updates or other changes which the Supplier identifies as necessary or desirable to ensure that the Procedures Manual always reflects the then current Services. Such changes shall be reviewed and, if approved by HSBC, shall be incorporated in the Procedures Manual as soon as reasonably practical.

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14.6
The Procedures Manual is not a waiver or variation to this Agreement and shall not constitute any direction or instruction from HSBC to the Supplier under or in connection with this Agreement that the Supplier should perform the Services in any particular manner.

14.7	Subject to clause 14.6 and to clause 1.1(h), the Supplier shall perform its obligations in accordance with the Procedures Manual.

15.	COMPUTER VIRUSES

15.1
The Supplier shall use Reasonable Endeavours to ensure that no computer virus or similar destructive code is introduced onto HSBC’s or any other HSBC Group Member’s computer equipment or systems, including any HSBC System by any act, omission or negligence of the Supplier, Supplier Affiliate, Supplier Personnel or any Sub-Contractor.

15.2
Without prejudice to HSBC's or any other HSBC Group Member’s other rights, in the event that a computer virus or similar destructive code is introduced onto HSBC, or any other HSBC Group Member’s computer systems, including any HSBC System by reason of any Supplier, Supplier Affiliate, Supplier Personnel or any Sub-Contractor, the Supplier shall provide all reasonable assistance to HSBC and/or the other relevant HSBC Group Member (as appropriate) at HSBC’s request to promptly restore HSBC's or the other relevant HSBC Group Member’s computer equipment and system (as appropriate) to normal operational readiness.

16.	HSBC assistance and Support

16.1	General Assistance

So far as reasonably required in order to enable the Supplier to provide the Services, HSBC will at its own expense, on reasonable notice and to the extent that HSBC is legally able so to do and may be reasonable in the circumstances:

(a)	provide the Supplier with access to information and documentation within HSBC's possession or control which relates to and is reasonably required in connection with the Services;

(b)	provide the Supplier with access to such HSBC's staff as can give the Supplier information which is pertinent to the Services;

(c)	make available to the Supplier for consultation (at reasonable times and on reasonable notice) staff who are familiar with HSBC's organisation operations and business practices; and

(d)
provide the Supplier with timely decisions or determinations where Supplier’s ability to perform the Services in a satisfactory manner is dependent upon HSBC’s decision(s) or determination(s), only to the extent identified in respect of a specific responsibilities set out in the HSBC Responsibilities.

17.	HSBC RESPONSIBILITIES AND RELIEF EVENTS

17.1	HSBC Responsibilities

HSBC will undertake HSBC Responsibilities or otherwise procure that the HSBC Responsibilities are undertaken.

17.2	Relief Events

(a)
The Supplier shall only be relieved of its obligation to perform its obligations pursuant to this Agreement (including but not limited to the provision of the Services and/or the Deliverables and compliance with any particular timetables or milestones) if and to the extent:

(i)	the Supplier's non-performance results directly from a Relief Event;

(ii)	the Supplier uses Reasonable Endeavours to mitigate the Relief Event and to perform the Services notwithstanding the Relief Event; and

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(iii)
the Supplier immediately notifies HSBC's Global Head of Learning Operations as soon as the Supplier becomes aware of the Relief Event via a notice of the relevant failure to perform an HSBC Requirement (Relief Notice).

(b)	Such Relief Notice shall specify the following information:

(i)	the affected Services;

(ii)	the cause(s) of the delay or interruption; and

(iii)	details of the extent of the likely delay or interruption.

(c)
Relief Notices shall only bind HSBC when it has confirmed in writing that it accepts the contents of the particular Relief Notice. Any dispute as to any submitted Relief Notice shall be submitted for resolution in accordance with the clause 26 (Disputes). Notwithstanding the submission of a Relief Notice, the Supplier shall perform and/or recommence performance of the affected Services as soon as possible.

(d)
The provisions of clause 17.2(a) are the Supplier's exclusive remedy for any Relief Event, save to the extent provided for in the context of Transition and Transformation pursuant to clause 4.5(g)(i)(B).

(e)
Without prejudice to clause 17.2(d) and the Supplier's obligations under the Agreement, the Supplier will notify HSBC in writing immediately on becoming aware that it will not be able to perform, or has not performed, its obligations in accordance with the terms of the Agreement (an Early Warning Notice). The Early Warning Notice shall provide as much detail as is reasonably available to the Supplier so as to describe the affected elements of its obligations, the reason for the disruption and the steps the Supplier will undertake to prevent the disruption and/or mitigate the effects of the disruption. The Supplier will provide regular status updates and will, in any event, immediately notify HSBC in the event of a material change in circumstances. Unless agreed in writing by HSBC by express reference to clause 39.4 (Waiver) and 39.5 (Cumulative nature of remedies) the service and/or receipt of an Early Warning Notice shall not absolve the Supplier of any responsibility or release the Supplier of any obligations.

18.	INTELLECTUAL PROPERTY RIGHTS and indemnity

18.1	Background Intellectual Property

This Agreement shall not operate to assign any right, title or interest in or to any Background Intellectual Property.

18.2	HSBC Intellectual Property

(a)
HSBC, on its own behalf and (where applicable) as agent for other relevant HSBC Group Members, will grant to the Supplier for the term of this Agreement, a non-exclusive, royalty-free licence (and, subject to the Supplier imposing obligations of confidentiality similar to those set out in clause 21 Confidentiality), with a right to grant sub-licences to Supplier, relevant Supplier Affiliates and Sub-Contractors) to use, operate, copy, modify and (in the case of Software) merge with other computer programs such HSBC Intellectual Property for the purpose only of fulfilling the Supplier's obligations under this Agreement and only to the extent necessary for that purpose. The Supplier, warrants, represents and undertakes to HSBC (on behalf of HSBC and each other relevant HSBC Group Member), not to use or otherwise deal with such HSBC Intellectual Property for any other purpose.

(b)
The licence granted in this clause 18.2 shall terminate automatically upon termination or expiry of this Agreement, or (if earlier) when the relevant Intellectual Property ceases to be required for the purpose of fulfilling the Supplier's obligations under this Agreement.

(c)
The Supplier shall not (and shall procure that the Supplier Contracting Party, Supplier Affiliates, Supplier Personnel and Sub-Contractors shall not) do anything or cause anything to be done which could prejudice any HSBC Intellectual Property.

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18.3	Supplier Intellectual Property

(a)
Where the Supplier uses any Supplier Intellectual Property in connection with the provision of the Services and/or creation of the Deliverables by the Supplier, the Supplier shall secure or grant to HSBC (without charge to HSBC and for the benefit of HSBC and Authorised Users, including Service Recipients), a perpetual, non-exclusive, royalty-free licence of such Supplier Intellectual Property.

18.4	Intellectual Property developed by the Supplier

(a)
Notwithstanding clause 18.3 (Supplier Intellectual Property), the Supplier assigns absolutely (and shall procure that all Supplier Contracting Parties, Supplier Affiliates, Supplier Personnel and Sub-Contractors assign absolutely) to HSBC and/or (at HSBC’s option) any other HSBC Group Member or Authorised User, by way of present assignment of all existing and all future property, rights, title and interest, all Intellectual Property Rights created by the Supplier, any Supplier Personnel and/or Sub-Contractor in the course of performing the Services, including, for the avoidance of doubt, Intellectual Property Rights in the Deliverables, all of which shall vest in HSBC and/or the other relevant HSBC Group Members immediately upon creation of the same with full title guarantee and free from all encumbrances and other rights of whatever nature exercisable by a third party, together with the right to take action for any past, present and future damages and other remedies in respect of any infringement or alleged infringement of such Intellectual Property Rights.

(b)
The provisions of clause 18.4(a) above shall not apply in respect of any enhancements or improvements to the Supplier’s Background Intellectual Property that have application to services, which may include the Services, provided by the Supplier to its clients generally, provided always that the Supplier has notified HSBC in advance of any such enhancements or improvements to the Supplier's Background Intellectual Property being used in the provision of the Services. In respect of any such enhancements or improvements to the Supplier’s Background Intellectual Property, the Supplier shall grant to HSBC a licence on the terms set out in clause 18.3 above,

(c)
The Supplier shall (and shall procure that Supplier Personnel and Sub-Contractors shall) waive absolutely and irrevocably in favour of HSBC their moral rights granted under the Copyright Designs and Patents Act 1988 or equivalent or analogous rights under laws of other jurisdictions in relation to such property.

(d)
The Supplier shall (and shall procure that all Supplier Personnel and Sub-Contractors shall) comply with clause 34 (Further Assurance) in order to perfect, confirm, formalise or achieve the assignment envisaged by clause 18.4(a).

18.5	Third Party Intellectual Property

(a)
Where the Supplier uses any Supplier Third Party Intellectual Property in connection with the provision of the Services and such Third Party Intellectual Property cannot lawfully be used for the purposes of this Agreement without a licence to HSBC, other relevant Service Recipients and/or Authorised Users from such Third Party (or a sub-licence from the Supplier to HSBC, other relevant Service Recipients and/or Authorised Users), the Supplier shall secure or grant to HSBC, other relevant Service Recipients and Authorised Users (without charge and for the benefit of Service Recipients and Authorised Users) a royalty-free, non-exclusive licence or sub-licence to use the Third Party Intellectual Property for the provision of the Services (whether by HSBC, any other Service Recipients, Authorised User and/or a Successor Supplier) upon terms that include the Extended Terms. All costs payable in respect of such licence during the term of this Agreement shall be to the account of the Supplier.

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(b)
If it is reasonably necessary for the provision of the Services that the Supplier is licensed to use any HSBC Third Party Intellectual Property, HSBC, on its own behalf and where applicable, as agent for any other relevant Service Recipients, shall secure or grant (without charge to the Supplier) a non-exclusive, royalty-free licence or sub-licence to use such HSBC Third Party Intellectual Property on terms to be notified to the Supplier by HSBC from time to time, for the purpose only of fulfilling the Supplier's obligations under this Agreement and only to the extent necessary for that purpose. The Supplier represents, warrants and undertakes to HSBC (on behalf of HSBC and each other relevant Service Recipient), not to use or otherwise deal with such HSBC Third Party Intellectual Property for any other purpose.

18.6	Intellectual Property Warranties and Indemnities

(a)	The Supplier warrants, represents and undertakes to HSBC (on behalf of HSBC and each other relevant HSBC Group Member and Authorised User):

(i)	that

(A)
the Supplier Intellectual Property and Supplier Third Party Intellectual Property (i) used by the Supplier in the provision of the Services or (ii) used by HSBC, any other Service Recipient or an Authorised User, in each case in accordance with this Agreement; and

(B)	any Intellectual Property Rights, ownership of which becomes vested in HSBC or an HSBC Group Member pursuant to this Agreement,

do not and will not constitute an infringement or misappropriation of any Intellectual Property Rights of any third party;

(ii)
that it shall (and shall procure that all Supplier Affiliates, Supplier Personnel and Sub-Contractors shall) perform its responsibilities under this Agreement in a manner that does not constitute an infringement or misappropriation of any Intellectual Property Rights of any third party; and

(iii)	that it shall not breach any of the licence terms set out in or granted pursuant to this Agreement in respect of any HSBC Intellectual Property or HSBC Third Party Intellectual Property.

(b)
The Supplier shall fully and effectively indemnify and keep indemnified HSBC and each other relevant HSBC Group Member from and against any and all Losses incurred by or awarded against HSBC or any other HSBC Group Member as a result of:

(i)	any breach of clauses 18.2(a), 18.2(c), 18.6(a) and 18.7; or

(ii)
any claim for infringement of any Intellectual Property Rights relating to the Services provided by or on behalf of the Supplier or any Supplier Affiliate under this Agreement, save to the extent that any such claim arises directly as a result of HSBC or any HSBC Group Member failing to use any such Intellectual Property Rights of the Supplier or any Supplier Affiliate in an authorised manner.

(c)	in the event of an injunction or any other interim relief being granted or threatened against HSBC, HSBC Contracting Party or any other HSBC Group Member.

18.7	HSBC Trade Marks

(a)
HSBC hereby grants to the Supplier a royalty free, non-exclusive licence to use the HSBC Marks solely for the provision of the Services, in accordance with the Licence Terms and in accordance with and in fulfilment of the terms of this Agreement (including any Local Services Agreement for the time being in force) and in a manner such that the distinctiveness and reputation of such HSBC Marks are maintained.

(b)	Without limitation to the foregoing, the Supplier shall only be entitled to use the HSBC Marks:

(i)	for the purposes of associating HSBC with the Services; and

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(ii)	in accordance with HSBC's brand guidelines as advised from time to time.

19.	INDEMNITIES

19.1
In addition to the indemnities set out elsewhere in this Agreement, the Supplier shall at all times during and after the term of this Agreement indemnify, keep indemnified and hold harmless HSBC (and the HSBC Group Members and their respective contractors, employees and suppliers) against all claims, demands, actions, proceedings and all Losses:

(a)	in relation to any claim relating to death and/or personal injury caused by its (or its agent's or sub contractor's) negligence;

(b)
in relation to, or damage, loss or destruction of, any property owned by or used by HSBC where the Supplier, or Supplier Personnel is legally liable or responsible for the damage, loss or destruction or the same results from a breach of this Agreement or as a result of an act or omission, as applicable, by the Supplier, any Supplier Affiliate, Supplier Personnel, any Sub-Contractor and/or and other third party or person for whom the Supplier is responsible in the performance of the Services or whose presence in the relevant location or site is authorised by the Supplier;

(c)	in relation to the Supplier, any Supplier Affiliates or any Sub-Contractor, breach by the Supplier or any Supplier Affiliate or any Sub-Contractor of its information security obligations;

(d)	incurred by HSBC or any HSBC Group Member as a direct result of any breach of any Laws by the Supplier, a Supplier Affiliates or any Sub-Contractor; and

(e)
the Supplier's liability for any regulatory losses, fines, expenses incurred by HSBC or the HSBC Group Members as a direct result of a breach by the Supplier of any laws and further costs incurred by HSBC to meet additional requirements imposed by the relevant Regulator as a result of such breach.

19.2	In the event that HSBC reasonably believes that any claim arising from the indemnities set out in this Agreement) may:

(a)	cause damage to HSBC's or any HSBC Group Member's goodwill or reputation;

(b)	materially impact upon HSBC's business;

(c)	cause it to be in breach of Laws;

(d)	have a significant public relations impact on HSBC;

(e)	mean the Supplier is unable to pay Losses arising under such claim,

then HSBC may conduct the defence and/or settlement of such litigation (including any associated settlement discussions) and the Supplier will permit HSBC to do so. The Supplier will: (a) provide all reasonable assistance to HSBC in relation to HSBC's conduct of such litigation; and (b) not make any admission of liability or agree to any settlement or compromise of any such claim without the prior written consent of HSBC, should HSBC decide to exercise this option. Any settlement binding upon the Supplier shall require the Supplier’s prior written consent, which Supplier agrees it shall not unreasonably withhold or delay.

19.3	In relation to any third party claim giving rise to a claim under any indemnity, HSBC shall (and shall procure that any relevant HSBC Group Member shall) use Reasonable Endeavours to:

(a)	notify the Supplier in writing of any such claim of which it has notice;

(b)
not make any admission of liability or agree to any settlement or compromise of any such claim without the prior written consent of the Supplier (which shall not be unreasonably withheld or delayed); and

(c)	at the Supplier’s request and expense, give the Supplier all reasonable assistance in connection with those negotiations and litigation.

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19.4
Without prejudice to the above, the Supplier shall pay promptly any legal damages, costs and expenses incurred or suffered by HSBC and/or any other Service Recipient, including any financial awards against HSBC and/or any other Service Recipient in such action, which are attributable to any claim giving rise to a claim under the indemnity in this Agreement. Where such legal damages, costs and expenses are payable to third parties, the Supplier shall pay the equivalent amount to HSBC or the other relevant Service Recipient on or before the date on which HSBC or the other relevant Service Recipient is due to pay them to the third party. Where such costs and expenses are incurred internally the Supplier shall pay to HSBC and/or the other relevant Service Recipient such expenses or other amounts when notified by HSBC or Service Recipient to the Supplier or, if later, when incurred.

19.5
In addition to the other provisions of this clause, should any aspect of the Services become, or in HSBC's opinion be reasonably likely to become, the subject of a claim of infringement of any Intellectual Property Right, the Supplier shall:

(a)	procure for HSBC, and all relevant Service Recipients the right to continue using and/or receiving the Services (as appropriate); or

(b)	replace or modify the Services (as appropriate) to make it non-infringing without affecting its performance or functionality.

19.6
If the Supplier is unable to achieve the purpose in clauses 19.5(a) or 19.5(b) within one (1) month of the date on which the relevant aspect of the Services becomes subject to a claim of infringement or three (3) months of the date on which HSBC or the relevant HSBC Group Member has reasonably ceased the use of the relevant Services or any material part thereof on grounds that continued use might give rise to a claim of infringement (whichever first occurs) then, without prejudice to HSBC's or the other relevant Service Recipient's other rights and remedies, the Supplier will return to HSBC and the other relevant Service Recipient an equitable portion of all Charges paid in respect of the Services in question.

20.	LIABILITY

20.1
Neither party shall be liable to the other, in tort (including negligence), breach of contract, breach of statutory duty or otherwise due to, under and/or arising out of or in connection with this Agreement to the extent such loss or damage is consequential, indirect, special or punitive, whether or not that party had been advised of the likelihood of any such loss or damage.

20.2
The liability of HSBC to the Supplier under or in connection with this Master Services Agreement whether arising in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in aggregate, in respect of any claim, or series of connected claims arising out of the same cause, not exceed [***] of the Charges paid and payable under this Agreement in respect of the calendar year in which the claim or first in a series of connected claims occurred.

20.3
The liability of the relevant HSBC Contracting Party under or in connection with the relevant Local Services Agreement to which it is a party entered into pursuant to the terms of this Agreement, whether arising in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in aggregate, in respect of any claim, or series of connected claims arising out of the same cause, not exceed [***] of the Charges paid and payable under the relevant Local Services Agreement in respect of the calendar year in which the claim or first in a series of connected claims occurred. Unless it is a party to the relevant Local Services Agreement, HSBC shall have no liability under any Local Services Agreement.

20.4
The aggregate liability of the Supplier to HSBC due to, under and/or arising out of or in connection with this Master Service Agreement in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in respect of any claim or series of connected claims arising out of the same cause, not exceed the highest of:

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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(a)	a sum equal to [***] of the Charges paid or payable under this Agreement in respect of the calendar year in which the claim (or first in a series of connected claims) occurred;

(b)
where Charges will be paid for less than twelve (12) months in respect of such calendar year, a sum calculated by dividing the Charges actually paid or payable in respect of such calendar year by the number of months in respect of which such Charges have been or will be paid and multiplying the result by twelve (12) across such part year and then extrapolated to provide a twelve (12) month figure; and

(c)	[***].

20.5
The aggregate liability of the Supplier and any Supplier Contracting Party to the relevant HSBC Contracting Party due to, under and/or arising out of or in connection with a Local Services Agreement entered into pursuant to the terms of this Agreement in tort (including negligence), breach of contract, breach of statutory duty or otherwise shall, in respect of any claim or series of connected claims arising out of the same cause, not exceed the highest of:

(a)	a sum equal to [***] of the Charges paid or payable under such Local Services Agreement in respect of the calendar year in which the claim (or first in a series of connected claims) occurred;

(b)
where Charges will be paid for less than twelve (12) months in respect of such calendar year, a sum calculated by dividing the Charges actually paid or payable in respect of such calendar year by the number of months in respect of which such Charges have been or will be paid and multiplying the result by twelve (12) across such part year and then extrapolated to provide a twelve (12) month figure; and

(c)	[***].

20.6
In calculating the Charges that are paid or payable for the purpose of clauses 20.4 and 20.5, no account shall be taken of any deductions from, or reduction in, such Charges that are attributable to the Supplier or Supplier Contracting Party's performance or of any set-off legitimately applied to such Charges by HSBC or an HSBC Contracting Party in accordance with this Agreement and/or the Local Services Agreement, that is, any such deduction, reduction or amount that is set-off shall be added back to the Charges for the purpose of the calculation.

20.7
In the event that the Supplier or a Supplier Affiliate has a claim of whatever nature against HSBC or an HSBC Group Member arising out of or in connection with this Agreement the Supplier or relevant Supplier Affiliate with such claim shall:

(a)	bring such claim only against HSBC or the relevant HSBC Group Member whichever of them is in breach of an obligation under this Agreement which relates to such claim; and

(b)	not bring any such claim against HSBC or any other HSBC Group Member which is not in breach of an obligation under this Agreement which relates to such claim.

For the avoidance of doubt, the Supplier and/ or the Supplier Affiliates shall not bring any claims against HSBC or an HSBC Group Member where it has brought the same or substantially similar claim for the same loss or damages against another of them.

20.8
In the event that HSBC or any HSBC Group Member has a claim of whatever nature against the Supplier or any Supplier Affiliate arising out of or in connection with this Agreement, HSBC or relevant HSBC Group Member with such claim shall:

(a)	bring such claim only against the Supplier or relevant Supplier Affiliate whichever of them is in breach of an obligation under this Agreement which relates to such claim; and

(b)	not bring any such claim against the Supplier or any Supplier Affiliate which is not in breach of an obligation under this Agreement which relates to such claim.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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For the avoidance of doubt, HSBC and/ or the HSBC Group Members shall not bring any claims against the Supplier or any Supplier Affiliate where it has brought the same or substantially similar claim for the same loss or damages against another of them.

20.9
In the event that any HSBC Contracting Party or Service Recipient has a claim of whatever nature against the Supplier or any Supplier Affiliate arising out of or in connection with this Agreement or a Local Services Agreement entered into pursuant to the terms of this Agreement, then HSBC may, at its option, elect to bring such a claim against the Supplier or any Supplier Affiliate as if HSBC itself was entitled to make such a claim, in which case the provisions of clause 20.8 above shall apply, provided that the Supplier or any Supplier Affiliate shall not be liable to any HSBC Contracting Party or Service Recipient or HSBC (as the case may be) to the extent that HSBC or any such HSBC Contracting Party or Service Recipient (as the case may be) has already made recovery of any amounts arising out of the same liability or Loss.

20.10
HSBC shall be entitled to recover from the Supplier damages in respect of any liability of the Supplier Contracting Party to the HSBC Contracting Party and any other HSBC Group Member or Service Recipient arising out of or relating to any Local Services Agreement as though the relevant loss or damage had been suffered by HSBC.

20.11	No limit on or exclusion of liability shall apply under this Agreement or any Local Services Agreement to:

(a)	claims of fraud or fraudulent statements;

(b)	claims for the Supplier's wilful default or abandonment of its obligations;

(c)
any liability under the indemnities granted in this Agreement by the Supplier, save that any liability arising under the indemnities granted pursuant to clauses 10.9(d), 10.9(g), 13.6, 19.1(b) and 19.1(c) shall fall within the caps set out at clauses 20.4 and 20.5, as applicable;

(d)	any breach of the obligations set out in clauses 21 (Confidentiality) or 22 (Publicity);

(e)	the Supplier's liabilities arising under Schedule 7 (Human Resources);

(f)	any liability under clause 39.6(c)(v) (Bribery and Corrupt Practices); or

(g)	any other liability which cannot be lawfully excluded or limited.

21.	CONFIDENTIALITY

21.1
During the term of this Agreement and for a reasonable period following termination of the same the Supplier shall, and shall procure that the Supplier Contracting Party, all Supplier Affiliates and its Supplier Personnel and Sub-Contractors shall:

(a)	keep confidential all Confidential Information of HSBC, and the HSBC Group Members;

(b)	not disclose or transfer (directly or indirectly) to any third party (other than as permitted hereunder) any Confidential Information of HSBC or any HSBC Group Member; and

(c)
not use (including by making unnecessary copies) unless expressly authorised by HSBC or as applicable by an HSBC Group Member (where such HSBC Group Member has the necessary authority) any Confidential Information or Intellectual Property Rights of HSBC or any HSBC Group Member.

21.2
During the term of this Agreement and for a reasonable period following termination of the same HSBC shall, and shall procure that the HSBC Contracting Party, all HSBC Group Members and its and their respective employees, agents and contractors shall:

(a)	keep confidential all Confidential Information of the Supplier and Supplier Affiliates;

(b)
not disclose or transfer (directly or indirectly) to any third party (except HSBC Group Members which are not parties to this Agreement and as otherwise permitted hereunder, provided such HSBC Group Members are under obligations of confidentiality equivalent to those set out in this Agreement) any Confidential Information of the Supplier or the Supplier Affiliates; and

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(c)	not use (including by making unnecessary copies) other than as strictly necessary for the performance of this Agreement any Confidential Information of the Supplier or the Supplier Affiliates.

21.3
Nothing in this Agreement shall prevent disclosure of another party’s Confidential Information where such disclosure is required by applicable law or regulation, or any Regulator, recognised stock exchange or court of competent jurisdiction, subject (except where such notice is prohibited by the law, regulation, Regulator, stock exchange or court in question) to the party required to make the disclosure giving the party whose Confidential Information is to be disclosed notice of the disclosure, and reasonable assistance if that party wishes to challenge the requirement to make the disclosure, or in the case of HSBC, where use/disclosure of the Confidential Information is reasonably required in connection with the envisaged use of the Services and/or Deliverables.

22.	PUBLICITY

The Supplier shall not, and shall procure that none of the Supplier Contracting Parties and Supplier Affiliates shall disclose the existence of this Agreement, nor of any Local Services Agreement either during the term of any of them or at any time following expiry or termination of them in any journal magazine or publication or any other medium or otherwise use HSBC’s or the HSBC Group Members’ names or logos (including any trade marks) in any of its advertising or publicity material without HSBC’s prior written consent, which may be withheld or given in HSBC’s absolute discretion, except to the extent mandated by applicable law or regulation.

23.	DATA PROTECTION

23.1
If the Supplier and/or a Supplier Affiliate receive data that falls within the scope of the relevant Data Protection Legislation and in respect of which HSBC and/ or any HSBC Group Member is primarily responsible and/ or accountable under the relevant Data Protection Legislation (the HSBC Personal Data) pursuant to or in connection with this Agreement, the Supplier and Supplier Contracting Party (as applicable) shall and shall procure that the other of them and/ or any relevant Supplier Affiliates shall:

(a)	protect such HSBC Personal Data as Confidential Information;

(b)
only use such HSBC Personal Data as strictly necessary for the performance of its obligations under this Agreement or as otherwise directed in writing by HSBC or the relevant HSBC Contracting Party and no further;

(c)
not store, host, transfer to it or process the HSBC Personal Data gathered from entities or Data Subjects within the European Economic Area in any country outside the European Economic Area without the prior written consent of HSBC;

(d)
not permit any other party (including any Sub-Contractor) to use, store, host or process any HSBC Personal Data without having notified HSBC of the same in writing and in advance of such use, storage, hosting or processing taking place;

(e)
when requested by HSBC, promptly enter into an agreement with the HSBC or a HSBC Group Member as the EU model terms or such variation as a Regulator might require, in respect of any processing of HSBC Personal Data outside of the European Economic Area;

(f)
at no additional cost to HSBC, cooperate as requested by HSBC to enable HSBC to comply with any exercise of rights by a Data Subject under the Data Protection Legislation in respect of HSBC Personal Data processed by the Supplier under this Agreement or comply with any assessment, enquiry, notice or investigation under the Data Protection Legislation which shall include the provision of all data requested by HSBC within the timescale specified by HSBC in each case;

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(g)
immediately notify HSBC of any enquiries from any data protection authorities in respect of HSBC Personal Data and allow HSBC (to the extent possible) to take control of any responses to such authorities;

(h)
comply with all reasonable instructions of HSBC in relation to any such HSBC Personal Data, including in relation to complying with any registration requirements, requests from any Regulator or entering into any further contracts or paperwork; and

(i)	not otherwise process it in any way contrary to any applicable Data Protection Legislation.

23.2
The Supplier acknowledges and agrees that if, in the context of any Local Services Agreement, the HSBC Contracting Party advises that requirements additional to those already specified in this clause exist under the relevant Data Protection Legislation, then the Supplier Contracting Party shall implement and shall procure that the Supplier and/or relevant Supplier Affiliates shall implement such additional requirements to satisfy the relevant Data Protection Legislation and on request from the HSBC Contracting Party shall provide evidence of same.

23.3
The Supplier shall implement and ensure that its agents, Sub-Contractors and employees implement strict and adequate security, technical and organisational measures in respect of the integrity and confidentiality of the HSBC Personal Data whilst in its possession to ensure that the HSBC Personal Data will not be recorded, disclosed, processed, deleted, altered, used or otherwise tampered with in an unauthorised or accidental manner and to protect the HSBC Personal Data in accordance with the relevant Data Protection Legislation.

23.4	The Supplier shall immediately notify HSBC of any actual, potential or alleged breach of the provisions of this clause.

23.5
The Supplier shall fully and effectively indemnify and keep indemnified HSBC and all relevant HSBC Group Members from and against, and agree to pay on demand, any and all Losses, (including legal fees on a full indemnity basis) incurred by or awarded against HSBC and all relevant HSBC Group Members as a result of any breach of this clause 23. Without prejudice to the foregoing or to any other rights or remedies of HSBC and relevant HSBC Group Members, in the event of any breach of this clause the Supplier undertakes promptly to remedy the breach (or the circumstances giving rise to the breach) without charge and at no additional cost to HSBC or the relevant HSBC Group Members.

24.	BREACH, TERMINATION and exit

24.1	Termination by HSBC

(a)	Termination of this Master Services Agreement

(i)	HSBC Holdings plc may, without prejudice to its other rights or remedies, terminate this Master Services Agreement, in part or in whole, if one or more of the following events occurs:

(A)	at any time for any reason whatsoever without the imposition of any penalty on three (3) month’s written notice;

(B)
immediately on written notice if it becomes apparent that the Supplier has become insolvent or has had a receiver, administrator or administrative receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or an application is made to appoint a provisional liquidator of the Supplier or for an administration order or notice of intention to appoint an administrator is given or a proposal is made for a voluntary arrangement or any other composition, scheme or arrangement with or assignment for the benefit of any of the Supplier's creditors, or any event analogous to any of the foregoing occurs in any jurisdiction other than England and Wales in respect of a Supplier Affiliate engaged in providing Services or if the Supplier ceases or threatens to cease to carry on business;

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(C)	on three (3) months’ written notice if there is a change of Controlling Interest of the Supplier;

(D)
immediately on written notice if the Supplier commits any material or persistent default of this Master Services Agreement, which is either incapable of remedy, or if capable of remedy is not remedied to the reasonable satisfaction of HSBC within thirty (30) days of written notice requiring the default to be remedied;

(E)
immediately on written notice where the applicable At Risk Amount is reached in respect of any month or the Service Credits incurred by the Supplier in any period of three (3) consecutive months exceeds seventy five per cent (75%) of the applicable At Risk Amount;

(F)	the Supplier fails to achieve the same Service Level more than three (3) times within any period of six (6) consecutive months;

(G)
immediately on written notice if the Supplier fails to perform or procure the Services for any reasonable period specified by HSBC, or if no such period is specified then for a period of seven (7) consecutive days or an aggregate of fourteen (14) days in any six (6) month period;

(H)
immediately on written notice if HSBC considers (in its absolute discretion) that termination is required by any rule or guidance of any Regulator that has authority over HSBC or more than one of the HSBC Group Members (or with whose rules and guidance HSBC or the relevant HSBC Group Members are accustomed to comply);

(I)
immediately on written notice if the Supplier or other Supplier Affiliate behaves in a manner which in the reasonable opinion of HSBC is likely to bring HSBC or any HSBC Group Member into disrepute or otherwise to compromise or adversely affect the reputation and standing of HSBC or any HSBC Group Member;

(J)
if the Supplier is in breach of any of its banking covenants, or suffers a deterioration in its credit rating with Dunn and Bradstreet so as to fall to a 'Risk Indicator' and/or 'Financial Strength Indicator' of 4; and

(K)	as otherwise described in clauses 25.1 (Force Majeure) and 39.6 (Bribery and Corrupt Practices).

(ii)	HSBC Holdings plc may terminate this Master Services Agreement for convenience and without liability on provision of written notice to the Supplier if:

(A)	no Local Services Agreements have entered into force within three (3) months or more following the Signature Date; or

(B)	at any other point in time where there are no Local Services Agreements in force.

(iii)	Save where HSBC Holdings plc is also the HSBC Contracting Party to a Local Services Agreement, HSBC Holdings plc shall not be entitled to terminate any Local Services Agreement.

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(b)	Termination of a Local Services Agreement

(i)
A HSBC Contracting Party may, without prejudice to its other rights or remedies, terminate a Local Services Agreement to which is it a party, in part or in whole, if one or more of the following events occurs:

(A)	at any time for any reason whatsoever without the imposition of any penalty on three (3) month’s written notice;

(B)
immediately on written notice if it becomes apparent that the Supplier Contracting Party has become insolvent or has had a receiver, administrator or administrative receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or an application is made to appoint a provisional liquidator of the Supplier Contracting Party or for an administration order or notice of intention to appoint an administrator is given or a proposal is made for a voluntary arrangement or any other composition, scheme or arrangement with or assignment for the benefit of any of the Supplier Contracting Party's creditors, or any event analogous to any of the foregoing occurs in any jurisdiction other than England and Wales in respect of a Supplier Affiliate engaged in providing Services or if the Supplier Contracting Party ceases or threatens to cease to carry on business;

(C)	on three (3) months’ written notice if there is a change of Controlling Interest of the Supplier Contracting Party;

(D)
immediately on written notice if the Supplier Contracting Party commits any material or persistent default of the Local Services Agreement, which is either incapable of remedy, or if capable of remedy is not remedied to the reasonable satisfaction of the HSBC Contracting Party within thirty (30) days of written notice requiring the default to be remedied;

(E)
immediately on written notice where the applicable At Risk Amount is reached in respect of any month or the Service Credits incurred by the Supplier Contracting Party in any period of three (3) consecutive months exceeds seventy five per cent (75%) of the applicable At Risk Amount;

(F)	the Supplier Contracting Party fails to achieve the same Service Level more than three (3) times within any period of six (6) consecutive months;

(G)
immediately on written notice if the Supplier Contracting Party fails to perform or procure the Services for any reasonable period specified by the HSBC Contracting Party, or if no such period is specified then for a period of seven (7) consecutive days or an aggregate of fourteen (14) days in any six (6) month period;

(H)
immediately on written notice if the HSBC Contracting Party considers (in its absolute discretion) that termination is required by any rule or guidance of any Regulator that has authority over the HSBC Contracting Party or more than one of the HSBC Group Members (or with whose rules and guidance the HSBC Contracting Party or the relevant HSBC Group Members are accustomed to comply);

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(I)
immediately on written notice if the Supplier Contracting Party or other Supplier Affiliate behaves in a manner which in the reasonable opinion of the HSBC Contracting Party is likely to bring the HSBC Contracting Party or any HSBC Group Member into disrepute or otherwise to compromise or adversely affect the reputation and standing of the HSBC Contracting Party or any HSBC Group Member;

(J)
if the Supplier Contracting Party is in breach of any of its banking covenants, or suffers a deterioration in its credit rating with Dunn and Bradstreet so as to fall to a 'Risk Indicator' and/or 'Financial Strength Indicator' of 4; and

(K)	as otherwise described in clauses 25.1 (Force Majeure) and 39.6 (Bribery and Corrupt Practices).

(ii)
A HSBC Contracting Party shall provide thirty (30) days prior written notice (or, where this is not possible, as much prior written notice as possible) to HSBC Holdings plc of its intention to terminate a Local Services Agreement pursuant to clause 24.1(b). Any failure to provide such notice shall not however invalidate any termination by a HSBC Contracting Party pursuant to clause 24.1(b).

(c)	Additional HSBC Termination Rights

(i)
If this Master Services Agreement is terminated, each HSBC Contracting Party may, in its sole discretion, terminate any Local Service Agreements to which it is a party, which shall be terminable on the same grounds.

(ii)
If termination of a Local Services Agreement would have a material impact on the provision of the Services being provided pursuant to this Master Services Agreement, HSBC Holdings plc may, in its sole discretion, treat the right of termination of such Local Services Agreement as a right of termination for this Master Service Agreement, which shall be terminable on the same grounds.

(iii)
If termination of a Local Services Agreement would have a material impact on the provision of the Services being provided pursuant to any other Local Services Agreement, the relevant HSBC Contracting Party in respect of such other Local Services Agreements may, in its sole discretion, treat the right of termination of such Local Services Agreement as a right of termination for any other Local Service Agreements to which it is a party, which shall be treated as if being terminable on the same grounds as the first terminated Local Services Agreement.

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24.2	Termination by the Supplier

(a)
GP Strategies Managed Services Limited may terminate this Master Services Agreement, immediately on written notice, if it becomes apparent that HSBC Holdings plc has become insolvent or has had a receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or has had a petition lodged against it in relation to any potential insolvency which is not successfully opposed within thirty (30) days of being lodged.

(b)
A Supplier Contracting Party may terminate a Local Services Agreement to which is it a party, immediately on written notice, if it becomes apparent that the relevant HSBC Contracting Party has become insolvent or has had a receiver appointed or applied for or has called a meeting of creditors or resolved to go into liquidation (except for bona fide amalgamation or reconstruction while solvent) or has had a petition lodged against it in relation to any potential insolvency which is not successfully opposed within thirty (30) days of being lodged.

(c)
A Supplier Contracting Party may terminate a Local Services Agreement to which it is a party, on giving written notice, should the HSBC Contracting Party fail to pay to the Supplier Contracting Party by the due date for payment any material undisputed and validly invoiced Charges under the relevant Local Services Agreement due to the Supplier Contracting Party, which, in aggregate (having taken into account and been reduced by any pre-paid Charges and any other fees), exceed an amount equivalent to:

(i)
the greater of [***] if the Local Services Agreement in question is in respect of a Phase 1 Country (as described in Appendix 2-A (Global Transition Milestones) of Schedule 2 (Transition and Transformation));

(ii)
[***] Charges if the Local Services Agreement in question is in respect of a Phase 2, 3 or 4 Country (as described in Appendix 2-A (Global Transition Milestones) of Schedule 2 (Transition and Transformation)),

provided always that the Supplier Contracting Party has:

(iii)	given to the HSBC Contracting Party in writing a first notice of default relating to such non-payment;

(iv)	escalated the matter for urgent senior level review between the Supplier Contracting Party and the HSBC Contracting Party;

(v)
following such escalation, provided a further written default notice of its intended termination for such non-payment, where such notice has been dated and given not less than thirty (30) days' following the previous notice; and

(vi)	following receipt of the second notice, the HSBC Contracting Party fails to pay the aggregate amount within thirty (30) days of the date of such second notice,

save that if the HSBC Contracting Party makes full payment prior to the expiry of the second notice, such notice shall be set aside and the termination shall not take effect.

(d)
The termination rights of the Supplier as set out in this clause 24.2 are the sole termination rights of the Supplier, whether arising under the terms of this Agreement or pursuant to common law or otherwise.

24.3	Continued Operation and Validity

(a)	Except as set out in clause 24.1(c)(i), termination of this Master Services Agreement shall not affect the operation or validity of any Local Services Agreement.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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(b)	Except as set out in clauses 24.1(c)(ii), termination of a Local Services Agreement shall not affect the operation or validity of this Master Services Agreement.

(c)	Except as set out in clauses 24.1(c)(iii), termination of a Local Services Agreement shall not affect the operation or validity of any other Local Services Agreement.

24.4	Consequences of Termination

(a)
On expiry or termination of this Agreement or any Local Services Agreement or any Service (or any part of this Agreement, Local Services Agreement or any Service), the parties shall comply with their respective obligations in Schedule 7 (Human Resources) and Schedule 13 (Exit Management).

(b)
Without prejudice to any other right or remedy of HSBC, the HSBC Contracting Party and the other HSBC Group Members under this Agreement or any Local Services Agreement, in the event of the expiry or any termination (in full or in part) of this Agreement or any Local Services Agreement for any reason whatsoever, HSBC, the HSBC Contracting Party and the other relevant HSBC Group Members may keep copies of the Documentation for archival and/or regulatory purposes as stipulated by any Regulator of HSBC, the HSBC Contracting Party or any other relevant HSBC Group Member, and the Supplier, the Supplier Contracting Party and the Supplier Affiliates shall procure that such party is entitled to retain such Documentation for such purposes.

(c)
Except for termination by HSBC or a HSBC Contracting Party under clauses 24.1(a)(i)(A) or 24.1(b)(i)(A), as appropriate, or by a Supplier Contracting Party under clause 24.2(c) to the extent that the sum of any such pre-paid Charges and any other fees, is greater than the amount of the unpaid Charges giving rise to the right to terminate pursuant to clause 24.2(c), HSBC or the relevant HSBC Contracting Party shall be entitled to a pro rata refund of any and all pre-paid Charges and any other fees in respect of any terminated Services that relate to any period after the relevant termination date.

(d)	Termination or expiry of this Agreement (or any part thereof) shall not affect any rights accrued prior to termination or expiry.

(e)
Notwithstanding the expiry or termination of this Agreement (or any part thereof) for any reason, it shall continue in force to the extent necessary to give effect to those of its provisions which expressly or by implication have effect after termination.

24.5	Agreement and Updating of Exit Plan

(a)
The Supplier and the Supplier Contracting Parties shall, within twenty (20) days following the Signature Date, produce an Exit Plan (based on the principles set out in Schedule 13 (Exit Management) for the orderly transition of the Services from the Supplier or relevant Supplier Affiliate to HSBC, any other HSBC Group Member or any Successor Supplier in the event of expiration or termination of this Agreement for any reason. Within twenty (20) Working Days after the submission of that Exit Plan, the parties will meet and use their respective Reasonable Endeavours to agree the contents of that Exit Plan, based on the principles set out in Schedule 13 (Exit Management).

(b)
If the parties fail to agree an Exit Plan before the Services Commencement Date in respect of the first Local Services Agreement to be entered into pursuant to this Agreement, then HSBC shall be entitled to terminate this Agreement immediately on such date.

(c)	The Supplier shall:

(i)
in accordance with each Local Services Agreement, update the Exit Plan for each Country, respectively, within twenty (20) days following the signature date in respect of each subsequent Local Services Agreement to be entered into pursuant to this Agreement, to reflect changes in the Services and to take account of any variations necessitated by the provision of Services in those Countries;

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(ii)
maintain and update the Exit Plan(s) regularly (meaning no less frequently than annually within twenty (20) Working Days of the commencement of each Year) throughout the Term and the Termination Period to reflect any changes in the Services;

(iii)	provide all information and assistance reasonably necessary to effect the termination in accordance with the Exit Plan; and

(iv)	jointly review and verify the Exit Plan if required by HSBC and promptly correct any identified failures.

(d)	The Exit Plan shall, amongst other things:

(i)	provide details of the Supplier functions and other resources that shall provide the Termination Services as agreed between the parties;

(ii)	be designed to address all the issues set out in this clause 24.5 and Schedule 13 (Exit Management); and

(iii)	provide a timetable, project milestones, generic timings, process, responsibilities of each of the Parties and specify critical controls for providing the Termination Services.

(e)
Following such updates the Supplier shall immediately submit the revised Exit Plan to HSBC for review. Within twenty (20) Working Days after the submission of the revised Exit Plan, the parties will meet and use their respective Reasonable Endeavours to agree the contents of the revised Exit Plan, based on the principles set out in Schedule 13 (Exit Management) and the changes that have occurred in the Services, any Supplier Systems and Supplier Personnel used to provide the Services since the Exit Plan was last agreed.

(f)
Within ten (10) Working Days after service of notice of termination (whether as to whole of the Services or part only) by either party or six (6) months prior to the expiration of this Agreement, the Supplier shall submit an Exit Plan update to reflect all changes to the Services since the last agreed plan in a form that could be implemented immediately to HSBC for review and approval. The parties shall meet and use their Reasonable Endeavours to agree the contents of the Exit Plan based on the principles set out in Schedule 13 (Exit Management). For the avoidance of doubt, the provisions of clause 24.6 shall apply during such period.

(g)
Where there is any dispute between the parties regarding, or failure to agree, the manner in which the Termination Services are to be performed or the content of the Exit Plan, either party may on written notice to the other, refer that issue to the process set out in clause 26 (Disputes).

(h)
Prior to and during the Termination Period, the Supplier and the Supplier Contracting Parties shall provide, when requested by HSBC and at no cost, such information as HSBC reasonably requires for the purpose of seeking tenders for successor services to the Services.

24.6	Provision of Termination Services during the Termination Period

(a)
Following notice of termination of or six (6) months prior to expiry of this Agreement, the Supplier shall at the request of HSBC continue to provide, and will procure that its Sub-Contractors continue to provide the Services (as applicable) and will provide the Termination Services for the Termination Period as specified by HSBC or such shorter period as HSBC may require, and during such period the Charges will continue to be payable in accordance with Schedule 5 (Charges), together with the Termination Services Fees.

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(b)
During the Termination Period, the Supplier shall, in addition to providing the Services and the Termination Services provide to HSBC any reasonable assistance requested by HSBC to allow the Services to continue without interruption or adverse effect on HSBC following the termination or expiration of this Agreement and to facilitate the orderly transfer of responsibility for and conduct of the Services to HSBC, any other HSBC Group Member or a Successor Supplier nominated by HSBC. The Supplier shall use Reasonable Endeavours to reallocate resources to provide these parts of the Services and Termination Services without additional costs.

(c)	During the Termination Period, where practical and without disrupting the Services or the Termination Services, and in any event by the end of the Termination Period:

(i)
the Supplier shall (at HSBC's option) transfer to HSBC, any other HSBC Group Member and/or any Successor Supplier all or any Assets which are paid for in full by HSBC under or in connection with this Agreement (at no cost to HSBC, any other HSBC Group Member or the Successor Supplier);

(ii)
the Supplier, Supplier Affiliates and Supplier Personnel shall cease to use and shall transfer (or at the written request of HSBC but not otherwise) destroy all HSBC Data relating to or belonging to HSBC and/or any other HSBC Group Member in its possession to HSBC any other HSBC Group Member and/or any Successor Supplier, save to the extent that any data is required for the purposes of providing the Termination Services or any other services to HSBC and/or any other HSBC Group Member under this clause 24.6 or the Exit Plan;

(iii)
each party shall cease to use and return to the other party or at the other party's written request to destroy all Confidential Information of the other party and will certify that it does not retain the other party's Confidential Information, save to the extent that such information needs to be retained by the party in question for the purposes of providing or receiving the Services, Termination Services or other services to be provided during the Termination Period or Replacement Services;

(iv)
HSBC, any other HSBC Group Member and/or any Successor Supplier may acquire at HSBC's option (but without any obligation to do so) at net book value, any of the Assets owned by the Supplier or Supplier Contracting Party (and at least book value in the case of any Assets leased by the Supplier or Supplier Contracting Party) which, at the date of the notice of termination are:

(A)	necessary to provide the Services; and

(B)	exclusively used to provide services to HSBC by the Supplier or Supplier Contracting Party;

(v)
at the written request of HSBC (but not otherwise), the Supplier shall, and shall procure the Supplier Contracting Parties and Supplier Affiliates shall, use their Reasonable Endeavours to obtain an assignment, novation or licence for HSBC, any other HSBC Group Member and/or any nominated Successor Supplier for any third party contracts or licences required to perform the Replacement Services (including without limitation, equipment leases, maintenance and support agreements, Software and hardware maintenance agreements, agreements relating to Supplier Intellectual Property, and Third Party Intellectual Property used by the Supplier in the provision of the Services) required to be transferred by HSBC (at its sole discretion);

(vi)
at the written request of HSBC (but not otherwise), the Supplier shall, and shall procure that the Supplier Contracting Parties and Supplier Affiliates shall, provide all training and transfer all know-how (other than know-how falling within the definition of the Supplier’s Confidential Information) relating to the provision of the Services to HSBC, any other HSBC Group Member and/or its nominated Successor Supplier required to be transferred by HSBC (at its sole discretion).

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(d)	The Supplier shall, and shall procure the Supplier Contracting Parties and Supplier Affiliates shall, take all reasonable steps to mitigate the amount of Termination Services Fees payable by HSBC.

(e)
HSBC and each HSBC Contracting Party shall be entitled, by giving written notice at any time prior to the end of the Termination Period, to require the Supplier or Supplier Contracting Party to continue to supply the Services for a period of up to twelve (12) months from the end of the Termination Period for the purpose of transitioning to a Successor Supplier. The rates payable shall be equivalent to the rates underlying the Services, except where higher rates may be necessary or appropriate to ensure retention of Supplier Personnel and provided always that any such higher rates are agreed in advance with HSBC in accordance with Schedule 5 (Charges) and that the Supplier can demonstrate to HSBC's satisfaction that: (i) current Supplier Personnel resource cannot be redeployed to provide such Services such that the costs in respect of which Supplier Personnel fall within the Charges; and (ii) that the higher rates proposed are in fact the lowest possible rates available on which to secure the continued support from such Supplier Personnel.

25.	FORCE MAJEURE

25.1
Subject to the exceptions set out in clauses 25.2 and 25.3, and in the case of the Supplier, compliance with clause 17.2 (Relief Events), neither HSBC nor the Supplier shall be liable for any delays or failures of performance of any part of this Agreement to the extent that they are attributable to its being affected by an Event of Force Majeure, provided always that the party so affected shall use Best Endeavours to resume performance as quickly as possible and shall promptly give the other party full particulars of the failure or delay and consult with the other party concerning the failure or delay and the steps that it is taking in order to resume performance from time to time as appropriate. The unaffected party shall likewise be relieved of liability in respect of performance of any corresponding or related obligations to an equivalent extent. If any delay or failure attributable to an Event of Force Majeure on the part of the Supplier continues for a period of three (3) months, or for sixty (60) days in any one hundred and twenty (120) day period, HSBC shall be entitled to terminate this Agreement immediately on giving written notice to the Supplier. For the avoidance of doubt, the provisions of this clause shall not relieve the Supplier where the impact of an Event of Force Majeure could have been mitigated by way of the Supplier taking precautions which, having regard to all the matters known to it before it was first impacted by the Event of Force Majeure, it ought reasonably to have taken, but did not.

25.2
A party cannot claim relief from liability where the Event of Force Majeure is caused by its (or its Sub-Contractors') neglect, failure to take reasonable precautions against the relevant Event of Force Majeure, or is caused by its agents, employee(s), Sub-Contractors or suppliers.

25.3
The Supplier shall not be entitled to claim relief where a reasonable supplier should have foreseen and provided for the cause in question or the Event of Force Majeure (or the effect of the Event of Force Majeure upon the Supplier's ability to perform its obligations under this Agreement) is attributable to the Supplier's failure to comply with its obligations under Schedule 15 (Disaster Recovery).

26.	DISPUTES

26.1
If at any time a dispute arises out of or in connection with this Agreement, representatives of HSBC and the Supplier (together for the purposes of this clause 26 the Parties) shall in the first instance meet in good faith with a view to resolving the dispute within a period of fifteen (15) Working Days from the day the dispute first arises.

26.2	Should the Parties not be able to resolve the dispute within fifteen (15) Working Days, then both Parties shall refer the matter to their own appropriate senior manager(s) respectively for resolution.

26.3
Where the Parties are not HSBC and the Supplier, if the senior manager(s) of the Parties are unable to resolve the dispute within a further ten (10) Working Days, then both Parties shall refer the matter to an appropriate senior manager(s) of HSBC and the Supplier respectively for resolution.

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26.4
If the relevant senior manager(s) of HSBC and the Supplier respectively are unable to resolve the dispute within a further ten (10) Working Days, then the Parties may, by agreement, attempt to settle the dispute by mediation in accordance with the Centre for Effective Dispute Resolution (CEDR) Model Mediation Procedure. To initiate mediation the initiating Party must give notice in writing to the other Party and send a copy of the notice to CEDR. The mediation will start not later than twenty (20) Working Days after the notice. Subject to clause 26.6, the Parties agree not to commence any court proceedings in relation to the dispute until they have attempted to settle the dispute by mediation and that mediation has either terminated or failed or the other party has failed to participate in the mediation, provided that the right to issue proceedings is not prejudiced by a delay.

26.5	Unless otherwise agreed in writing, the costs of any mediation carried out pursuant to this clause shall be shared equally between the Parties.

26.6
Nothing in this Agreement shall prevent either Party from taking such action as it deems appropriate (including any application to a relevant court) for injunctive or other emergency or interim relief in relation to its Intellectual Property Rights or Confidential Information (or the Intellectual Property Rights or Confidential Information of, in the case of HSBC or any HSBC Group Member or the Intellectual Property Rights or Confidential Information of, in the case of the Supplier or any Supplier Affiliate).

26.7
For the avoidance of doubt, in the event of any dispute the Supplier will continue to comply with its obligations under this Agreement and will procure the continued delivery of any and all Services fully in accordance with its obligations under this Agreement.

27.	ADMINISTRATION, MANAGEMENT AND GOVERNANCE

27.1
The Supplier recognises the importance of effectively utilising this Agreement, the Schedules and Local Services Agreements, and will dedicate a central team of representatives to manage the account commercially and technically and to report centrally on local and global activities; this team will be appropriately authorised to make decisions concerning this Agreement and the Local Services Agreements. In addition, unless otherwise agreed appropriate senior personnel from both organisations will meet quarterly on a central basis, at 8 Canada Square, London to review the execution and management of this Agreement.

27.2	The provisions of Schedule 9 (Governance) shall apply to the management of the relationship of the parties and to the management of the Services in connection with this Agreement.

28.	CHANGE TO THE SERVICES

If HSBC or the Supplier wishes to change any of the Services provided under this Agreement, the relevant party shall notify the other party in accordance with the Change Procedure and such changes shall take effect in accordance with the Change Procedure. Any changes to this Agreement shall be made only in accordance with clause 30 (Variation)).

29.	ASSIGNMENT and sub-contracting

29.1
The Supplier shall not without the prior written consent of HSBC assign, transfer, part with or sub-contract any of its rights, responsibilities and/or obligations under this Agreement (in whole or in part) or delegate any of its responsibilities or obligations under this Agreement. The sub-contractors set out in Schedule 10 (Approved Sub-Contractors) shall be deemed to have been approved by HSBC for the purposes of this clause 29.1.

29.2
Where HSBC permits the Supplier or Supplier Contracting Party to sub-contract any of its obligations under this Agreement, the Supplier shall be liable for the acts and omissions of the sub-contractor. The Supplier shall fully and effectively indemnify and keep indemnified HSBC and the other HSBC Group Members from and against, and agrees to pay on demand, any and all Losses incurred by or awarded against HSBC, and/or any other HSBC Group Member as a result of any act or omission of any sub-contractor.

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29.3
HSBC may assign, transfer, part with or sub-contract any of its rights, responsibilities and/or obligations under this Agreement (in whole or in part) without the prior consent of the Supplier and the Supplier shall do all such things and execute a novation agreement substantially in the form set out in Schedule 22 (Standard Form Novation Agreement) and all other documents as may be reasonably required to facilitate this.

2.3
On an on-going basis, the Supplier shall be responsible for reviewing its Sub-Contractors and proactively sourcing new learning services providers and assessing which learning services providers in the market would be able to provide an improved, better quality and/or better value service to HSBC, leveraging any existing relationships the Supplier or any Supplier Affiliate may have with learning service providers, with a view to rolling on to such learning services providers and securing them as Sub-Contractors.

29.4
If, at any time, HSBC consents to a Learning Vendor or other learning services providers becoming a Sub-Contractor, then the Supplier shall, in securing such new Sub-Contractor, negotiate for HSBC's benefit the best available rates offered (which shall be equivalent to or, where possible, less than the lower of any rate previously negotiated by HSBC or by the Supplier or a Supplier Affiliate with the relevant proposed Sub-Contractor, as applicable and where appropriate HSBC shall, subject to any obligations of confidentiality owed by HSBC or an HSBC Group Member to such Learning Vendor which the Supplier acknowledges may prohibit any such disclosure and prior to the Supplier negotiating rates with such proposed Sub-Contractor, disclose to the Supplier any such rates or other terms and conditions which it has previously negotiated with such Sub-Contractor), notwithstanding that the Supplier has proposed guaranteed rates in accordance with Schedule 5 (Charges), so as to ensure that the Charges payable by HSBC or the relevant HSBC Contracting Party attributable to that part of the Services performed by that Sub-Contractor are based on the best available rates.

30.	VARIATION

30.1	No variation to this Agreement shall be effective unless in writing signed by a duly authorised officer of each of HSBC and the Supplier.

30.2
No variation to any Local Services Agreement shall be effective unless in writing signed by a duly authorised officer of each of the HSBC Contracting Party and the Supplier Contracting Party, and if such variation is a variation to this Agreement as they are incorporated into such Agreement, such variation must also be countersigned by HSBC and Supplier, provided always that the application of such countersignature shall be for governance purposes only and shall not cause either of HSBC or the Supplier to be bound, obligated or liable as parties to such Agreement.

30.3
In the event that the parties agree multiple variations to this Agreement, the Supplier shall, at the request of HSBC and at no cost to HSBC or the HSBC Group Members prepare an updated copy of this Agreement incorporating all such variations as are then in effect and provide such updated copy to HSBC.

31.	NOTICES

31.1	All notices shall be given in writing (including where agreed by email) and shall be sent to the following:

If in relation to this Agreement or a Local Services Agreement to which HSBC is a party:

for the attention of:

Chief Procurement Officer (with a copy to Global Head of Learning Operations)

8 Canada Square, London E14 5HQ

Fax: 44 (0)20 79924818

If in relation to this Agreement or a Local Services Agreement to which the Supplier is a party:

for the attention of:

James D. Moran (Managing Director)

Unit 2 Bredbury Business Park

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Bredbury Parkway

Stockport, UK SK6 2SN

Fax: 0161 406 4881

31.2
Where a notice relates to a Local Services Agreement to which an HSBC Group Member and/or a Supplier Affiliate is a party, such notices shall be sent to such HSBC Contracting Party and/or Supplier Contracting Party as set out in the relevant Local Services Agreement.

31.3	Notices relating to the activities of any relevant HSBC Group Member shall be copied to the relationship manager or other senior representative of that HSBC Group Member.

31.4
A notice sent by post or recognised overnight courier shall be deemed (in the absence of evidence of earlier receipt) to have been delivered forty-eight (48) hours after despatch. A notice sent by electronic means shall be deemed to have been received on the first working day following its despatch provided (in the case of fax) notification of a successful and complete transmission is obtained.

32.	SET-OFF

Where the Supplier or any Supplier Affiliates have incurred any liability to HSBC or any HSBC Group Member under this Agreement or any Local Services Agreement, HSBC or any HSBC Group Member may set-off the amount of such liability against any sum that would otherwise be due to the Supplier or the Supplier Affiliate under this Agreement or such Local Services Agreement or otherwise.

33.	HSBC COMPETITORS

The Supplier commits and warrants that during all such periods as it is providing the Services to HSBC, the HSBC Contracting Party, or other Service Recipients pursuant to this Agreement, it shall ensure that any Supplier Personnel involved in the provision of the Services have entered into strict confidentiality undertakings in respect of their involvement in and knowledge of the provision of the Services and shall not at any time discuss or disclose information relating to the Services with any other employees, agents, subsidiary undertakings, sub-contractors and/or other service providers of the Supplier or of a Supplier Affiliate who are not involved in the provision of the Services under this Agreement but who are providing services which are the same or similar to the Services in any of the Countries in which the Services are being provided under a Local Services Agreement, to other clients of the Supplier who are financial services providers and entities which might reasonably be considered to be HSBC Competitors.

34.	FURTHER ASSURANCE

The Supplier shall, at its sole cost and expense, do and/or procure to be done all such further acts and things and execute and/or procure the execution of all such other documents as HSBC may from time to time reasonably require for the purpose of giving HSBC and the other relevant HSBC Group Members the full benefit of the provisions of this Agreement and for the fulfilment of the Supplier’s obligations under this Agreement.

35.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

36.	INSURANCE

36.1
The Supplier shall maintain, and shall procure that the Supplier Contracting Party and any Supplier Affiliates that are involved in the delivery of the Services shall maintain throughout the term of this Agreement and the relevant Local Services Agreement and for six (6) years thereafter policies of insurance cover with a reputable insurer with good financial standing which has a Standard & Poor's credit rating of not less than Grade AA, acceptable to the HSBC and the HSBC Contracting Party in relation to the Supplier's and if applicable, the Supplier Contracting Party’s and relevant Supplier Affiliates’ risks under such Local Services Agreement. The Supplier shall at the request of HSBC from time to time furnish or procure the furnishing of such evidence as HSBC may reasonably request to demonstrate that such insurance cover has been maintained in force with such insurer, including, without limitation, copies of any policy documentation requested by HSBC. Such policies shall include, without limitation:

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(a)	employer's liability insurance for a minimum amount of cover of [***] on a single event or series of related events in a single calendar year;

(b)	professional indemnity insurance for a minimum amount of cover of [***] on a single event or series of related events in a single calendar year;

(c)	public liability insurance for a minimum amount of cover of [***] on a single event or series of related events in a single calendar year; and

(d)	product liability insurance for a minimum amount of cover of [***] on a single event or series of related events in a single calendar year.

36.2
The Supplier shall, at the inception of the Agreement and as and when each policy of insurance is renewed (and, in any event, on request from HSBC), provide HSBC with such evidence as HSBC may reasonably require of its terms together with evidence of payment of the last premium.

36.3	The Supplier shall notify HSBC:

(a)	promptly of any material changes to the level, type or other material provisions of insurance cover from those previously notified to HSBC;

(b)
as soon as practicable when it becomes aware of any fact, relevant circumstance or matter which has caused or is reasonably likely to cause the relevant insurer to give notice to cancel, rescind, suspend or avoid any insurance or any cover or claim under any insurance.

36.4	The Supplier's insurance policies shall be maintained on terms that are as favourable to those generally available to a prudent contractor in respect of usual and reasonable risks.

37.	AUDIT AND REGULATORY REQUIREMENTS

37.1
In connection with this Agreement the Supplier shall provide and shall procure that the relevant Supplier Affiliates and Sub-Contractors shall provide, and in connection with any Local Services Agreement the Supplier Contracting Party shall provide and shall procure that the Supplier and the relevant Supplier Affiliates and Sub-Contractors shall provide access to their facilities, Deliverables, Documentation and full details of the nature and delivery of any and all Services to any internal or external auditors or examiners of HSBC or the HSBC Group Members. Any such auditors or examiners shall be subject to reasonable obligations of confidentiality.

37.2
The Supplier shall keep detailed records of all activities carried out in connection with the provision of the Services, including but not limited to any such records as are expressly required to be kept by the Supplier under the Agreement (Service Records).

37.3
The Supplier shall keep the Service Records in the UK or in such other Countries as may be appropriate to the Services provision during the Term and for at least seven (7) years after the expiry and such Service Records, wherever located shall be readily available to HSBC on request at any time.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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37.4
HSBC and the HSBC Group Members are subject to certain regulatory requirements (including from the Prudential Regulation Authority, the Financial Conduct Authority, the Bank of England and other competent authorities and Regulators in other jurisdictions) and as a result, in addition to the Supplier’s and the Supplier Affiliates’ obligations described in clause 37.1, in connection with this Agreement the Supplier shall provide and shall procure that the relevant Supplier Affiliates and any Sub-Contractors shall, subject to any reasonable obligations of confidentiality owed to any third parties to which such information may relate, upon request and reasonable prior notice, provide to or procure for HSBC and the HSBC Group Members or internal or external auditors, Regulators or examiners of HSBC or the HSBC Group Members, access to the Supplier’s, any relevant Supplier Affiliate’s or any Sub-Contractor's premises and copies of the Supplier’s, any relevant Supplier Affiliate’s or Sub-Contractor's records pertaining to the transactions contemplated thereunder. In addition, in connection with this Agreement the Supplier shall provide and shall procure that the relevant Supplier Affiliates and Sub-Contractors shall, upon request and reasonable notice, provide to or procure for HSBC and the HSBC Group Members or internal or external auditors, Regulators or examiners of HSBC or the HSBC Group Members, a statement attesting to the Supplier’s, the relevant Supplier Affiliate’s, and/or any relevant Sub-Contractor's ongoing financial viability in the opinion of, and issued by, the Supplier’s, the relevant Supplier Affiliate’s and Sub-Contractor's independent third party accounting firm.

37.5
In connection with this Agreement, the Supplier and the relevant Supplier Affiliates and/or Sub-Contractors shall comply with any reasonable request of HSBC or any HSBC Group Member for information relating to the Services that may be required by HSBC or any HSBC Group Member to enable HSBC or any HSBC Group Member to comply with the US Sarbanes-Oxley Act of 2002 (and any resultant, similar or replacement legislation, rules or guidance).

37.6	Subject to clause 37.7, each party shall bear its own costs in respect of its respective obligations under clauses 37.4 and 37.5.

37.7
If any audit or other inspection by or on behalf of HSBC demonstrates any non-compliance by the Supplier with its obligations pursuant to the Agreement, the Supplier shall, without prejudice to any other rights and remedies HSBC may have:

(a)	remedy the cause of such non-compliance as soon as reasonably practicable; and

(b)	promptly refund HSBC all costs and expenses relating to such audit or inspection (including those of third party advisers).

38.	RELATIONSHIP OF THE PARTIES

38.1
The relationship of the HSBC and the HSBC Group Members with the Supplier and the Supplier Affiliates shall not be that of employer-employee. No employee, agent, contractor or representative of the Supplier or the Supplier Affiliates shall make any representations on behalf of HSBC or the HSBC Group Members nor may they bind or commit the same to any obligation, purchase or liability. The Supplier will be responsible for the acts and omissions of the Supplier Personnel in connection with their interaction and relationship with HSBC and/ or any HSBC Group Member and performing obligations under this Agreement (including while on the premises of HSBC and the HSBC Group Members).

38.2	The Supplier Contracting Party will have and exercise sole authority and independent control over the means by which the Services, Deliverables and Documentation are delivered.

38.3
No part of this Agreement is intended to create or record any partnership, joint venture, agency or other such relationship between HSBC and the HSBC Group Members and the Supplier or the Supplier Affiliates on the other (or any of their respective employees, agents, contractors, officers and other representatives). The Supplier, and the Supplier Affiliates are not agents of HSBC or any HSBC Group Member and have no authority whatsoever to bind or commit HSBC, or any HSBC Group Member by representations, contract or agreement of any kind.

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39.	GENERAL

39.1	Entire Agreement

(a)
As between HSBC and the Supplier the entire agreement shall comprise this Agreement and the documents incorporated hereto by reference all as may be amended from time to time, and supersede all prior agreements, representations, statements, negotiations, arrangements and understandings between them relating to the subject matter hereof.

(b)
Subject to clause 39.1(c), each party confirms that it has not relied upon, and (subject to clause 39.1(d)) shall have no remedy in respect of, any agreement, warranty, statement, representation, understanding or undertaking made by any party (whether or not a party to the Agreement) unless that warranty, statement, representation, understanding or undertaking is expressly set out in the Agreement.

(c)
Each party agrees that, in the event of a dispute relating to the interpretation of this Agreement, regard may be had to the HSBC RFP and the Supplier's written responses in order to resolve the dispute.

(d)
Subject to clause 39.1(e) neither party shall be entitled to the remedies of rescission or damages for misrepresentation arising out of, or in connection with, any agreement, warranty, statement, representation, understanding or undertaking whether or not it is set out in the Agreement.

(e)	Nothing in the Agreement shall restrict or exclude any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

39.2	Severability

If any provision of this Agreement is held by a court or competent authority to be invalid, illegal or unenforceable and can be deleted without altering the essence of this Agreement, the unlawful provision will be severed and the remaining provisions will remain valid and in full force and effect. In the event that such provision cannot be so deleted, then the Supplier and HSBC shall, negotiate in good faith to amend such provision such that, as amended, it is legal, valid and enforceable, and, to the greatest extent possible, achieves the parties' original commercial intention.

39.3	Survival

Clauses 1 (Definitions and Interpretation), 18 (Intellectual Property Rights and Indemnity), 20 (Liability), 21 (Confidentiality), 22 (Publicity), 23 (Data Protection), 24 (Breach, Termination and Exit), 31 (Notices), 32 (Set Off), 34 (Further Assurance), 36 (Insurance), 37 (Audit and Regulatory Requirements) and this clause 39 and all other provisions of this Agreement intended to survive termination shall survive termination of them as the context requires.

39.4	Waiver

No full or partial relaxation, forbearance, delay or negligence by the HSBC or a relevant HSBC Group Member or the Supplier or a relevant Supplier Affiliate in enforcing any of the provisions of or exercising any of the rights under this Agreement or the granting of time by the HSBC or a relevant HSBC Group Member to the Supplier, or a relevant Supplier Affiliate or by the Supplier or a relevant Supplier Affiliate to HSBC or a relevant HSBC Group Member shall prejudice affect or restrict the rights and powers of that party. No waiver of any provisions of this Agreement shall be effective unless made in writing and signed by an authorised representative of the party against which enforcement of the waiver is sought. The waiver of any breach or of any rights, obligations or liabilities arising pursuant to the provisions of this Agreement shall not be construed as a waiver of any subsequent breach or subsequent provision of, creation of or exercising of any of such rights, obligations or liabilities under this Agreement whether of the same or different nature. Except where otherwise explicitly provided or agreed in writing all remedies arising under or in connection with this Agreement and any Local Services Agreement are cumulative and not exclusive of any other remedy or right in these Terms and Condition or any Agreement or available at law.

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39.5	Cumulative Nature of Remedies

Except where otherwise explicitly agreed, all right and remedies granted in this Agreement and any Local Services Agreement are cumulative and not exclusive of any other remedy or right in this Agreement or any Local Services Agreement or at law, and no exercise of any right or remedy shall restrict or prejudice any further exercise of it.

39.6	Bribery and Corrupt Practices

(a)
In connection with this Agreement the Supplier warrants, represents and undertakes that it and the relevant Supplier Affiliates have not and that it shall not and shall procure that the relevant Supplier Affiliates shall not, in connection with the transactions contemplated by this Agreement, or in connection with any other business transactions involving HSBC or the HSBC Group Members, make any payment or transfer anything of value, offer, promise or give a financial or other advantage or request, agree to receive or accept a financial or other advantage either directly or indirectly:

(i)	to any government official or employee (including employees of a government corporation or public international organisation) or to any political party or candidate for public office; or

(ii)	to any other person or entity,

if to do so would violate or cause HSBC or any HSBC Group Member to be in violation of the laws of the country in which it is done or the laws of the United States or the United Kingdom (or any part thereof).

(b)
It is the intention of HSBC and the Supplier that in the course of their respective negotiations and performance of these Terms and Condition no payments or transfers of value offers, promises or giving of any financial or other advantage or requests, agreements to receive or acceptances of any financial or other advantage shall be made either directly or indirectly which have the purpose or effect of public or commercial bribery or acceptance of or acquiescence in bribery, extortion, kickbacks, greasing or other unlawful or improper means of obtaining or retaining business, commercial advantage or the improper performance of any function or activity.

(c)
In connection with this Agreement the Supplier warrants, represents and undertakes that it is and shall procure that the relevant Supplier Affiliates are familiar with the provisions of the U.S. Foreign Corrupt Practices Act, the UK Bribery Act 2010 and other analogous legislation in other jurisdictions (together FCPA) and each agree that:

(i)	it is not a foreign official (as the term is defined in the FCPA) or affiliated with any foreign official;

(ii)	it has not previously engaged in conduct that would have violated the FCPA had the Supplier, Supplier Contracting Party or any Supplier Affiliates been subject to its terms;

(iii)	it shall not violate or cause HSBC or any HSBC Group Member to violate the FCPA in connection with the Services provided to HSBC or an HSBC Group Member;

(iv)
notwithstanding any other provisions to the contrary, HSBC may suspend or terminate this Agreement in whole or in party forthwith on learning information giving it a factual basis to conclude that the Supplier or a Supplier Affiliate has violated or caused HSBC or any HSBC Group Member to violate the FCPA; and

(v)
in the event of termination for such cause, HSBC may retain from, or charge to, the Supplier or Supplier Affiliate an amount equal to the Charges paid or payable to the Supplier or a Supplier Affiliate in respect of the transactions or matters in which the Supplier or Supplier Affiliate violated or caused HSBC or any HSBC Group Member to violate the FCPA as well as the amount of any costs, fines, or penalties which HSBC or any HSBC Group Member is required to pay as a consequence of acts or omissions of the Supplier or Supplier Affiliate.

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39.7	Third Parties

Except as set forth in this Agreement in relation to the HSBC Group Members and subject to Schedule 7 (Human Resources), nothing in this Agreement intended to, nor shall, create any right enforceable by any third party or person not a party to this Agreement and the Contracts (Rights of Third Parties) Act 1999 shall not otherwise apply to this Agreement. The consent of a third party (including of the relevant HSBC Group Members and, notwithstanding Schedule 7 (Human Resources), of any Successor Supplier) shall not be required for the amendment, variation or termination of this Agreement. In the event of any dispute arising as to any matter that gives rise, or is alleged to give rise, to a claim by a Successor Supplier under the indemnity in Schedule 7 (Human Resources), HSBC shall be entitled, by notice to the Supplier, to require that the provisions of clauses 26.1 to 26.5 inclusive (Disputes) shall not apply to such dispute.

39.8	Governing Law

(a)
This Agreement and any dispute or claim arising out of or in connection with them or their subject matter or formation (including non-contractual disputes or claims) shall in all respects be governed by and construed in accordance with the laws of England and Wales and the parties hereto submit to the exclusive jurisdiction of the English Courts in respect of the same.

(b)
Any and all Local Services Agreements and any dispute or claim arising out of or in connection with them or their subject matter or formation (including non-contractual disputes or claims) shall in all respects be governed by and construed in accordance with the laws of England and Wales and the parties thereto submit to the exclusive jurisdiction of the English Courts in respect of the same.

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Schedule 1

HSBC Group Members

The Saudi British Bank

HSBC Saudi Arabia Limited

SABB Takaful

HSBC Jintrust Fund Management Company Limited

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Schedule 2

Transition and Transformation

1.	DEFINITIONS

The definitions used in this Schedule 2 are as set out in clause 1 of the Agreement.

2.	INTRODUCTION AND OVERVIEW

2.1
This Schedule 2 sets out the fundamental principles that underpin Transition and Transformation and the overall structure for Transition and Transformation, the Key Milestones and Key Milestone Dates, together with the payments that shall be owed by the Supplier to HSBC in respect of delays, failures to satisfy the Acceptance Criteria or any other criteria required to achieve a Key Milestone, the Global Transition End Date, the Local Transition End Dates and the Transformation Cut-Over Date.

2.2	The Supplier's obligations in relation to Transition are set out in Part 1 of this Schedule 2.

2.3	The Supplier's obligations in relation to Transformation are set out in Part 2 of this Schedule 2.

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Part 1  Transition

3.	TRANSITION OVERVIEW

3.1	The Supplier shall:

3.1.1
perform and provide the Transition Services in accordance with this Part 1 of Schedule 2, the Global Transition Plan and any Local Transition Plans from the Signature Date and/or the signature date of a Local Services Agreement, as appropriate;

3.1.2
perform such other tasks and provide such other outputs as are required so that the Supplier is ready to perform the Services in accordance with the terms of the Agreement from the applicable Services Commencement Date(s); and

3.1.3
implement and complete, by the specified dates, the recommendations identified as a result of HSBC's information security review of the Supplier and set out at Appendix 2-E (ISR Action Plan) and, to the extent applicable to a particular Country, as set out in the relevant Local Services Agreement.

3.2
The Supplier is responsible for effecting the transition to it of the Services and for being in a position to provide the Services in accordance with the terms of the Agreement from the applicable Services Commencement Date(s).

3.3
Appendix 2-A (Global Transition Milestones) to this Schedule 2 sets out the Key Milestones, Key Milestone Dates, Acceptance Criteria, Liquidated Damages and Liquidated Damages Period that are relevant to Transition and global in nature.

3.4
In order to meet the Key Milestones set out in Table 1 of Appendix 2-A (Global Transition Milestones), the Supplier shall perform the activities specified in Table 2 of Appendix 2-A (Global Transition Milestones) and provide the Deliverables specified in Table 3 of Appendix 2-A (Global Transition Milestones) to this Schedule 2 by the specified completion dates and in accordance with the specified Acceptance Criteria.

3.5	In addition to the information set out at Appendix 2-A (Global Transition Milestones) to this Schedule 2, each Local Services Agreement shall set out:

3.5.1	the Key Milestones, Key Milestone Date, Acceptance Criteria, Liquidated Damages and Liquidated Damages Period;

3.5.2	the other activities required to meet the Key Milestones, the required completion dates and the associated Acceptance Criteria; and

3.5.3	the Deliverables, the required completion dates and the associated Acceptance Criteria,

that are relevant to Transition and specific to the Country in question.

3.6	The Supplier shall ensure that Transition in each Country has been completed by the Supplier and Accepted by HSBC by the Local Transition End Date.

3.7	The Supplier shall ensure that all Transition has been completed by the Supplier and Accepted by HSBC by the Global Transition End Date.

3.8
Acceptance and approval of the Transition Services, and the Supplier's readiness to perform the Services will be conducted in accordance with this Schedule 2 and each applicable Local Services Agreement.

3.9
The Supplier shall promptly notify HSBC if it reasonably believes that it will not be able to meet its Transition obligations under this Part 1 of Schedule 2 or an applicable Local Services Agreement, by serving a Relief Notice, in accordance with clause 17.2 of the Agreement.

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4.	TRANSITION PLAN

4.1	Global Transition Plans

4.1.1	The parties shall comply with the Outline Global Transition Plan set out at Appendix 2-B (Outline Global Transition Plan).

4.1.2
Within five (5) Working Days of the Signature Date, the Supplier shall propose to HSBC a plan that builds upon the Outline Global Transition Plan, and describes in detail how it will affect Transition (the Draft Detailed Global Transition Plan).

4.1.3	The Draft Detailed Global Transition Plan will be made available in "Microsoft Excel" format and shall be sufficiently detailed to enable Transition to be effectively managed by the Supplier.

4.1.4	The Draft Detailed Global Transition Plan shall, at a minimum, include details of the following:

4.1.4.1	[***]

4.1.4.2	[***]

4.1.4.3	[***]

4.1.4.4	[***]

4.1.4.5	[***]

4.1.4.6	[***]

4.1.4.7	[***]

4.1.4.8	[***]

4.1.4.9	[***]

4.1.5
The Draft Detailed Global Transition Plan shall also set out the global Deliverables that are to be provided during Transition, and HSBC's Acceptance process in respect of such global Transition Deliverables.

4.1.6	The Draft Detailed Global Transition Plan shall be considered a Deliverable and will be subject to HSBC's Acceptance.

4.1.7
Once the Draft Detailed Global Transition Plan has been Accepted by HSBC, it shall constitute the Detailed Global Transition Plan and shall, subject to paragraph 4.1.9 below, supersede and replace the Outline Global Transition Plan.

4.1.8
The Draft Detailed Global Transition Plan provided to HSBC must be capable of meeting the relevant Acceptance Criteria and therefore being Accepted (thus becoming the Detailed Global Transition Plan) by HSBC on or before the date which is thirty (30) days from the Signature Date.

4.1.9	The parties shall comply with their respective obligations set out in the Detailed Global Transition Plan.

4.1.10
The Detailed Global Transition Plan shall not alter any Key Milestone Date(s), Services Commencement Date(s) or impose any obligations on HSBC or give rise to any further dependencies or assumptions in excess of those set out in the Agreement, and any attempt to do so shall be void and deemed not incorporated into the Detailed Global Transition Plan. In the event that the Detailed Global Transition Plan does make any such alterations, then these alterations shall not be deemed valid and incorporated unless they have been expressly authorised in writing in a Change Note which cross references this paragraph 4.1.10 of this Schedule 2.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.1.11	Any changes to any part of the Detailed Global Transition Plan must be agreed between the parties in accordance with the Change Procedure.

4.2	Local Transition Plans

4.2.1	Each Local Services Agreement shall include a high level plan for local Transition in the relevant Country (Outline Local Transition Plan).

4.2.2	The parties shall comply with the Outline Local Transition Plan set out in the relevant Local Services Agreement.

4.2.3
Within ten (10) Working Days of the signature date of a Local Services Agreement, the Supplier shall propose to HSBC a plan that builds upon the Outline Local Transition Plan, and describes in detail how it will affect Transition in the relevant Country (the Draft Detailed Local Transition Plan).

4.2.4
The Draft Detailed Local Transition Plan will be made available in "Microsoft Excel" format and shall be sufficiently detailed to enable Transition in the Country to be effectively managed by the Supplier.

4.2.5	The Draft Detailed Local Transition Plan shall, at a minimum, include details of the following Supplier responsibilities:

4.2.5.1	[***]

4.2.5.2	[***]

4.2.5.3	[***]

4.2.5.4	[***]

4.2.5.5	[***]

4.2.5.6	[***]

4.2.5.7	[***]

4.2.5.8	[***]

4.2.5.9	[***]

4.2.6
The Draft Detailed Local Transition Plan shall also set out the local Deliverables that are to be provided during Transition in the relevant Country, and HSBC's Acceptance process in respect of such local Transition Deliverables.

4.2.7	The Draft Detailed Local Transition Plan shall be considered a Deliverable and will be subject to HSBC's Acceptance.

4.2.8
Once the Draft Detailed Local Transition Plan has been Accepted by HSBC, it shall constitute the Detailed Local Transition Plan and shall, subject to paragraph 4.2.11 below, supersede and replace the Outline Local Transition Plan.

4.2.9
The Draft Detailed Local Transition Plan provided to HSBC must be capable of meeting the relevant Acceptance Criteria and therefore being Accepted (thus becoming the Detailed Local Transition Plan) by HSBC on or before the date which is fifteen (15) days from the signature date of the relevant Local Services Agreement.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.2.10	The parties shall comply with their respective obligations set out in the Detailed Local Transition Plan.

4.2.11
The Detailed Local Transition Plan shall not alter any Key Milestone Date(s), Services Commencement Date(s) or impose any obligations on HSBC or give rise to any further dependencies or assumptions in excess of those set out in the Agreement, and any attempt to do so shall be void and deemed not incorporated into the Detailed Local Transition Plan. In the event that the Detailed Local Transition Plan does make any such alterations, then these alterations shall not be deemed valid and incorporated unless they have been expressly authorised in writing in a Change Note which cross references this paragraph 4.2.11 of this Schedule 2.

4.2.12	Any changes to any part of the Detailed Local Transition Plan must be agreed between the parties in accordance with the Change Procedure.

5.	TRANSITION RESOURCES

5.1	Supplier

5.1.1
The Supplier shall provide a team of Supplier Personnel to manage and effect Transition in accordance with the terms of this Agreement (including the Global Transition Plan and any Local Transition Plan) (the Transition Management Team).

5.1.2	The Transition Management Team will comprise the following:

5.1.2.1	[***]

5.1.2.2	[***]

5.1.2.3	[***]

5.1.2.4	[***]

5.1.2.5	[***]

5.1.2.6	[***]

5.1.2.7	[***]

5.1.2.8	[***]

5.1.2.9	[***]

5.1.2.10	[***]

5.1.2.11	[***]

5.1.2.12	[***]

who will each be Key Personnel for the duration of Transition and on an on-going basis to the extent they are involved in the provision of the Services.

5.1.3	The Transition Management Team shall be responsible for:

5.1.3.1
the overall management of Transition in accordance with the obligations set out in the Global Transition Plan, any Local Transition Plans and this Schedule 2 (in particular the Transition activities set out at Table 2 of Appendix 2-A);

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.1.3.2	reviewing and monitoring Transition progress, risk mitigation, issue resolution and status reporting;

5.1.3.3
establishing a Transition project management control structure and relevant processes to achieve the completion and Acceptance of Transition in a Country by the relevant Local Transition End Date and otherwise by the Global Transition End Date; and

5.1.3.4	interfacing with the HSBC Transition Team (as described in paragraph 5.2 below) and, as required by HSBC, relevant global and regional HSBC subject matter experts.

5.1.4
Where any Transferring Employees or Inscope Employees are transferred to the Supplier in order to perform any part of the Transition Services, those Transferring Employees or Inscope Employees will be deemed to be Key Personnel, and shall be included in the list in the Global Transition Plan or the relevant Local Transition Plan(s).

5.2	HSBC

5.2.1	HSBC shall provide a team of HSBC employees to assist the Supplier in relation to Transition and interface with the Supplier's Transition Management Team (the HSBC Transition Team).

5.2.2	The HSBC Transition Team will comprise the following:

5.2.2.1	[***]

5.2.2.2	[***]

5.2.2.3	[***]

5.2.3	The HSBC Transition Team shall:

5.2.3.1	[***]

5.2.3.2	[***]

5.2.3.3	[***]

5.2.3.4	[***]

5.3
The Supplier Transition Manager and the HSBC Transition Manager shall meet regularly in accordance with paragraph 5.6 in order to review the status of Transition (including the Supplier's performance against the Global Transition Plan and/or any Local Transition Plans).

5.4	The Supplier Transition Manager and the HSBC Transition Manager shall jointly review, document and communicate Transition issues and risks to each other. Each party shall ensure that:

5.4.1	mitigating actions and corresponding trigger points are identified for all Transition risks; and

5.4.2	solutions and corresponding trigger points are identified for all Transition issues.

Such reporting of Transition risk and issues will be updated and monitored regularly through the Transition Management Meetings (as described in paragraph 5.6 below). The risks and issues will be managed according to the risk management process outlined in the Global Transition Plan.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.5
The Supplier shall be responsible for producing an appropriate agenda for each Transition and Transformation Steering Group meeting and circulating this to HSBC (with any other relevant documentation) at least two (2) Working Days prior to the meeting and during each such meeting recording accurate minutes of the meeting and circulating such minutes within two (2) Working Days after each meeting.

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5.6	The parties shall comply with the following Transition meeting requirements:

Meeting	Frequency	Purpose	Attendees	Documentation
Transition Management Group	[***]	[***]	[***]	[***]
Transition and Transformation Steering Group	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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6.	TRANSITION STATUS REPORTS

6.1	The Supplier Transition Manager shall draft (with input from the HSBC Transition Manager) a Transition status report that shall provide the following information broken down by Country:

6.1.1	[***]

6.1.2	[***]

6.1.3	[***]

6.1.4	[***]

6.1.5	[***]

6.1.6	[***]

6.1.7	[***]

6.1.8	[***]

6.1.9	[***]

6.1.10	[***]

6.2
The Supplier Transition Manager shall produce the Transition status report each week, a minimum of twenty four (24) hours in advance of the Transition Management Meetings. The Supplier Transition Manager shall produce an up to date Global Transition Plan/Local Transition Plans, and an up to date risk and issues log on the dates and at the times reasonably required by HSBC. The Supplier Transition Manager shall also be responsible for providing such other information relating to the Transition as is reasonably requested by HSBC.

6.3
Notwithstanding the production of these reports, the Supplier shall notify the HSBC Transition Team immediately upon becoming aware of any actual or likely failure to achieve a Key Milestone related to Transition, and within three (3) Working Days of the notification shall prepare and submit to HSBC a remediation plan, for HSBC's approval. Once the remediation plan has been approved by HSBC, the Supplier shall immediately commence execution of the remediation plan.

6.4
HSBC's refusal to give its approval to the remediation plan prepared by the Supplier in accordance with paragraph 6.3 above of this Schedule 2 will not operate to relieve the Supplier of liability and nor does HSBC's approval of the remediation plan operate as a waiver of HSBC's' rights.

6.5
The Supplier shall submit any amendments to the Global Transition Plan or any Local Transition Plan to HSBC for approval in writing in accordance with the Change Procedure. In the absence of such approval, the version previously approved shall continue to apply.

6.6
The Supplier shall provide a summary of each Transition status report completed in the preceding month to HSBC at least three (3) Working Days in advance of each Transition and Transformation Steering Group meeting (as further described in the table set out at paragraph 5.6 (Governance Meeting) of this Schedule 2 (Transition and Transformation Status Summary).

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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7.	TESTING

7.1	General

7.1.1
Testing shall be performed in accordance with the Test Strategy Document so as to confirm the Supplier's ability to deliver the Services in accordance with the Agreement and the processes outlined in the Test Strategy Document. The Test Strategy Document shall be prepared by the Supplier in accordance with paragraph 7.2 of this Schedule 2.

7.1.2	The purpose of the Testing is to simulate the provision of the Services and processes that form part of these Services in accordance with the terms of the Agreement.

7.1.3	Testing shall include the following areas:

7.1.3.1	[***]

7.1.3.2	[***]

7.1.3.3	[***]

7.1.3.4	[***]

7.1.4
Unless otherwise agreed by HSBC, Testing by HSBC shall only commence once the Supplier has completed its own internal Testing of any relevant global and local Transition-related Deliverable and/or Services and provided to HSBC a report documenting the internal Testing that has taken place.

7.1.5
Each internal testing report shall be considered a Transition Deliverable and unless otherwise agreed by HSBC, shall be provided at least thirty (30) days prior to the relevant Key Milestone Date or, in the case of a Transition activity or Deliverable, the date by which the relevant activity or Deliverable must have been Accepted by HSBC (as specified in Appendix 2-C (Global Transition Milestones) or in a Local Services Agreement), in order to allow HSBC to carry out its own Testing.

7.1.6
The Supplier shall keep accurate data and records relating to its own internal Testing and any analysis thereof, which shall clearly identify where there were any failures to meet the applicable criteria and/or that would adversely impact on HSBC's performance of the Acceptance Testing, such data and records to be readily available to HSBC on request.

7.1.7	The Supplier shall promptly inform HSBC where any Deliverable and/or Services fail to meet the applicable criteria as part of its own internal Testing.

7.1.8
If the Services fail to meet the Testing carried out by HSBC, HSBC may refuse to Accept that the Supplier is ready for the Services to go live on the relevant Services Commencement Date and accordingly the Supplier shall not be entitled to commence provision of the Services on that Services Commencement Date. The Supplier shall promptly remedy the failure and shall re-perform the Tests that the Supplier failed to pass and the provisions of this paragraph shall apply to such re-Testing.

7.1.9	Prior to the Global Transition End Date, the Supplier shall carry out successful testing of the BCDR Plan, in accordance with Schedule 15 (Disaster Recovery).

7.1.10	HSBC shall be entitled to Test any part of the Services from time to time during the term of the Agreement and any such Tests may fall outside of the Test Strategy Document.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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7.1.11	The Supplier Transition Team and the relevant HSBC employees shall work together, including the provision of support for Testing throughout Transition.

7.2	Test Strategy Document

7.2.1
Within ten (10) Working Days of the Signature Date, the Supplier shall provide a draft Test Strategy Document to HSBC for approval. HSBC shall review the draft Test Strategy Document and the Supplier shall incorporate additions and changes as may be reasonably required by HSBC.

7.2.2	The Test Strategy Document shall be considered a Deliverable and shall be subject to HSBC's Acceptance.

7.2.3	The Test Strategy Document shall outline clearly:

7.2.3.1	[***]

7.2.3.2	[***]

7.2.3.3	[***]

7.2.3.4	[***]

7.2.3.5	[***]

7.2.3.6	[***]

7.2.3.7	[***]

7.2.3.8	[***]

7.2.3.9	[***]

7.3	Milestone Acceptance

7.3.1	Progression through Transition will be monitored through the achievement of Milestones.

7.3.2	The Acceptance Criteria shall be set out in Appendix 2-A (Global Transition Milestones) and the Test Strategy Document.

7.3.3
In the absence of any agreement, the Acceptance Criteria will be reasonably determined by HSBC so as to measure the Supplier's compliance with the requirements of the Agreement and its ability to perform the Services in accordance with the terms of the Agreement. Acceptance Criteria shall serve as the measurement to enable exit from Transition (as detailed in the Global Transition Plan or any Local Transition Plans, as appropriate).

7.3.4
As soon as a Key Milestone has been achieved or failed in accordance with the applicable Acceptance Criteria, HSBC shall notify the Supplier of this in writing by issuing a Milestone Certificate within three (3) Working Days.

7.3.5
Where a Milestone has been achieved and HSBC has not issued a Milestone Certificate to the Supplier in accordance with paragraph 7.3.4, then the Supplier shall notify HSBC that the relevant Milestone has been achieved and HSBC shall issue a Milestone Certificate within three (3) Working Days of receipt of that notice.

7.3.6
In the event that a Milestone fails to achieve the Acceptance Criteria, HSBC shall not issue a Milestone Certificate and the relevant Testing shall be re-performed. HSBC shall be entitled to recover reasonable costs in re-performing relevant Tests required as a result of the Supplier's failure to achieve a Milestone Certificate at the first attempt.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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8.	TRANSITION LIQUIDATED DAMAGES

8.1
If the Supplier fails to achieve any of the Transition Key Milestones by the applicable Key Milestone Dates, then the Supplier shall pay to HSBC the Liquidated Damages identified in Table 1 of Appendix 2-A to this Schedule 2, which shall accrue on a prorated basis during the thirty (30) day Liquidated Damages Period. In the event that the Supplier fails to achieve the Transition Key Milestones, respectively, within the applicable Liquidated Damages Period then the provisions of clause 4.5(e)(iii)of the Agreement shall apply.

8.2
If the Supplier fails to achieve any Transition Key Milestones by the applicable Key Milestone Date, then HSBC shall, subject to paragraph 8.3 below, be entitled to recover from the Supplier any costs incurred as a direct result of the Supplier's failure to achieve the Key Milestone by the applicable Key Milestone Date or at any time thereafter, including all on-going costs associated with the continued provision of services similar to the Services by HSBC or its Third Party Suppliers and, in addition, HSBC shall be entitled to claim damages in accordance with clause 4.5(e)(iii) of the Agreement.

8.3
HSBC shall not be entitled to recover costs pursuant to paragraph 8.3 to the extent that such costs have already been recovered via the payment of Liquidated Damages by the Supplier to HSBC pursuant to paragraph 8.1.

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APPENDIX 2-A

Global Transition Milestones

1.	Table 1 - Key Milestones (Transition)

No.	Key Milestone Activity	Key Milestone Date	Acceptance Criteria	Liquidated Damages (payable for each day of delay)	Liquidated Damages Period
1.	[***]	[***]	[***]	[***]	[***]
[***]
2.	[***]	[***]	[***]	[***]	[***]
[***]
3.	[***]	[***]	[***]	[***]	[***]
[***]
4.	[***]	[***]	[***]	[***]	[***]
[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.	Table 2 - Other Transition Activities

No.	Activity	Description	Date (capable of Acceptance by HSBC)	Acceptance Criteria
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.             Table 3 - Transition Deliverables

No.	Deliverable	Description	Date (capable of Acceptance by HSBC)	Acceptance Criteria
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]
14.	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 2-B

Outline Global Transition Plan

% Complete	Task Name	Duration	Start	Finish	Predecessors	Resource Names	Notes
	[***]		[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]		[***]	[***]	[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]		[***]	[***]		[***]	[***]
	[***]		[***]	[***]		[***]	[***]
	[***]		[***]	[***]		[***]	[***]
	[***]		[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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% Complete	Task Name	Duration	Start	Finish	Predecessors	Resource Names	Notes
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]		[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Part 2  Transformation

9.	TRANSFORMATION OVERVIEW

9.1	The provisions of Part 1 shall apply in respect of Transformation, provided that:

9.1.1	all references to Transition or Transition Services, as applicable, in Part 1 shall be construed as references to Transformation;

9.1.2	references to the Global Transition End Date or the Local Transition End Date shall be construed as references to the Transformation Cut-Over Date;

9.1.3	references to Appendix 2-A (Global Transition Milestones) shall be construed as references to Appendix 2-C (Global Transformation Milestones);

9.1.4	references to Appendix 2-B (Outline Global Transition Plan) shall be construed as references to Appendix 2-D (Outline Global Transformation Plan);

9.1.5	Transformation shall be global in nature only, and as such:

9.1.5.1	paragraphs 3.5, 3.6 and 4.2 (Local Transition Plans); and

9.1.5.2	any references to local Transition or a Local Services Agreement,

shall not apply in respect of Transformation;

9.1.6	the Draft Detailed Global Transition Plan described in paragraph 4.1.4 will be replaced by the Draft Detailed Transformation Plan, which shall, as a minimum, include details of the following:

9.1.6.1	[***]

9.1.6.2	[***]

9.1.6.3	[***]

9.1.6.4	[***]

9.1.6.5	[***]

9.1.6.6	[***]

9.1.6.7	[***]

9.1.7
the Supplier's Transition Management Team described at paragraph 5.1.2 will be replaced by the Supplier's Transformation Management Team, which team's responsibilities will include conducting and overseeing the Academy 'learning enterprise assessment' and the 'integrated learning operating procedures' and which will comprise the following:

9.1.7.1	[***]

9.1.7.2	[***]

9.1.7.3	[***]

9.1.7.4	[***]

9.1.7.5	[***]

9.1.7.6	[***]

9.1.7.7	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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who will each be Key Personnel for the duration of Transition and on an on-going basis to the extent they are involved in the provision of the Services. Any references in Part 1 of this Schedule 2 to the Supplier's Transition Management Team and to the Supplier Transition Manager shall be construed as references to the Supplier's Transformation Management Team and Supplier Transformation Manager, respectively.

9.1.8	the HSBC Transition Team described at paragraph 5.2.2 will be replaced by the HSBC Transformation Team, which will comprise the following:

9.1.8.1	[***]

9.1.8.2	[***]

9.1.8.3	[***]

9.1.9
any references to Transition in the first row of the table set out at paragraph 5.6 (Governance Meetings) shall be construed as reference to Transformation, such that Transition Management Group meetings and Transformation Management Group meetings shall be run in parallel as separate meetings, each reporting into and escalating issues up to the Transition and Transformation Steering Group;

9.1.10	paragraph 7.3 (Milestone Acceptance) shall be replaced with the following wording, and any references to paragraph 7.3 shall, in respect of Transformation, be read as references to paragraph 9.1.10.1:

9.1.10.1	Milestone Acceptance

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

(g)	[***]

9.1.11
Paragraph 8 (Transition Liquidated Damages) shall be replaced with the following wording, and any references to paragraph 8 shall, in respect of Transformation, be read as references to paragraph 9.1.11.1:

9.1.11.1	Transformation Delay Payments

(a)
If the Supplier fails to achieve any Transformation Key Milestones (including an Interim Key Milestones) by the applicable Key Milestone Date, then HSBC shall be entitled to recover from the Supplier any costs incurred as a direct result of the Supplier's failure to achieve the Key Milestone by the applicable Key Milestone Date or at any time thereafter, including all on-going costs associated with the continued provision of services similar to the Services by HSBC or its Third Party Suppliers and, in addition, HSBC shall be entitled to claim damages in accordance with clause 4.5(e)(iii) of the Agreement.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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(b)
If the Supplier fails to achieve a Transformation Key Milestone (including an Interim Key Milestones) within thirty (30) days following the applicable Key Milestone Date, then HSBC can withhold payment of the Transformation Charges attributable to that Key Milestone (including an Interim Key Milestones) until after Transformation Key Milestone 6 has been achieved. In addition, the Transformation Charges attributable to that delayed Transformation Key Milestone (including an Interim Key Milestones) shall be reduced on a prorated weekly basis from the end of the thirty (30) day time frame referred to above and up to and including the date on which the relevant Transformation Key Milestone is finally achieved, provided that such date falls before Transformation Key Milestone Date 6.

(c)	If the Supplier fails to achieve:

(i)
Transformation Key Milestones 1 to 5 and any associated Interim Key Milestones and/or the Interim Key Milestone associated with Transformation Key Milestone 6 by Transformation Key Milestone Date 6; or

(ii)	Transformation Key Milestone 6 within thirty (30) days following Transformation Key Milestone Date 6,

then the Supplier shall not be entitled to receive any Transformation Charges attributable to such delayed Transformation Key Milestone (or Interim Key Milestone, as applicable) and the provisions of clause 4.5(e)(iii) of the Agreement shall apply.

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APPENDIX 2-C

Global Transformation Milestones

1.	Table 1 - Key Milestones (Transformation)

No.	Key Milestone	Key Milestone Dates			Acceptance Criteria
		Interim Key Milestone	Entry Gateway	Exit Gateway	Interim Key Milestone	Entry Gateway	Exit Gateway
1.	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.	Table 2 - Other Transformation Activities

No.	Activity	Description	Date (capable of Acceptance by HSBC)	Acceptance Criteria
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.	Table 3 - Transformation Deliverables

No.	Deliverable	Description	Date (capable of Acceptance by HSBC)	Acceptance Criteria
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 2-D

Outline Global Transformation Plan

% Complete	Task Name	Duration	Start	Finish	Predecessors	Resource Names	Notes
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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% Complete	Task Name	Duration	Start	Finish	Predecessors	Resource Names	Notes
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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% Complete	Task Name	Duration	Start	Finish	Predecessors	Resource Names	Notes
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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% Complete	Task Name	Duration	Start	Finish	Predecessors	Resource Names	Notes
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 2-E

ISR Action Plan

In accordance with paragraph 3.1.3 of Part 1 of this Schedule 2, the Supplier shall implement and complete the recommendations set out in the 'ISR Action Plan' by the relevant dates, which shall be provided to the Supplier on completion of HSBC's information security review and which shall be based on the following principles:

1.	exercising appropriate controls over HSBC's information in line with best current security practice and the Information Security Obligations;

2.	seeking certified compliance with any security standard related to a specific scope of service, an example of which is PCI DSS for card processing related services;

3.	compliance with robust business terms relating to information sharing and exchange, as well as responsibilities for loss, delay or error;

4.	compliance with HSBC required data retention periods to ensure information is adequately retained and when no longer required, securely deleted or destroyed at the end of retention period;

5.	ensuring that HSBC 'business' approval is granted prior to sub-contracting or sharing information with any other third parties;

6.
acknowledging and agreeing to HSBC's right to perform periodic security reviews, including the review of the Supplier's and any Supplier Affiliate's security policies and other documentation, and the onsite review of facilities, etc;

7.
ensuring prompt remediation of significant security control weaknesses identified by an HSBC information security review and/or other security audits, reviews, etc., where applicable, prior to implementation of products and services;

8.	the right for HSBC or its authorised external auditors to make on site control assessments;

9.	having in place procedures for communicating and managing security incidents that impact 'restricted', 'highly restricted' or 'internal' information and failures; and

10.	such other principles as may be notified to the Supplier and included in any updated ISR Action Plans, from time to time.

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Schedule 3

Services

1.	DEFINITIONS

The definitions used in this Schedule 3 are as set out in clause 1.2 of this Agreement.

2.	INTRODUCTION AND OVERVIEW

This Schedule 3 sets out the services that will be provided by the Supplier to HSBC in accordance with the terms of this Agreement.

2.1	Objectives

The Supplier shall provide services to support HSBC in meeting the overall objectives of the '[***] Project', which are as follows:

2.1.1	[***]

2.1.2	[***]

2.1.3	[***]

2.1.3.1	[***]

2.1.3.2	[***]

2.1.3.3	[***]

2.1.3.4	[***]

2.1.3.5	[***]

2.1.4	[***]

2.1.5	[***]

2.1.6	[***]

2.2	Scope of Services

2.2.1	The Supplier shall provide the agreed learning services, which are categorised as follows:

2.2.1.1	Service Management, as set out in paragraph 3 of this Schedule 3;

2.2.1.2	Learning Design, as set out in paragraph 4 of this Schedule 3;

2.2.1.3	Learning Delivery, as set out in paragraph 5 of this Schedule 3;

2.2.1.4	Policy and Compliance, as set out at paragraph 6 of this Schedule 3;

2.2.1.5	Quality Assurance and Customer Satisfaction, as set out in paragraph 7 of this Schedule 3; and

2.2.1.6	In-Progress Projects, as set out in Schedule 11 (Projects).

2.2.2	The Supplier shall provide the agreed learning services within the five broad learning categories outlined by HSBC in Appendix 3-A (Learning Categories) that determine the scope of learning services.

2.2.3	The Supplier shall assist HSBC to improve the efficiency and effectiveness of all learning activities.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.3	[***]

2.3.1
HSBC requires the Supplier to deliver a high quality and cost effective service consisting of [***]. In providing the Services, the Supplier shall act as a "master service integrator" (MSI) and will be [***].

2.3.2	The diagram below gives a high level overview of the Supplier's responsibilities as an MSI.

[***]

3.	SERVICE MANAGEMENT

The Supplier shall provide the following service management services:

3.1	programme management;

3.2	portfolio management and portfolio co-ordination; and

3.3	supplier management,

each as described in this paragraph 3.

3.4	Programme Management

3.4.1	The Supplier shall be responsible for the effective management of the business relationship between the Supplier and HSBC.

3.4.2
The Supplier shall provide strategic direction for consideration by HSBC in relation to HSBC's People/Learning Strategy and provide advice and insight to assist HSBC in developing its short term and long term strategic agenda, including the HSBC vision and mission, strategic direction, channel strategy and technology opportunities. In doing so, the Supplier shall:

3.4.2.1	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

3.4.2.2	[***]

3.4.2.3	[***]

3.4.3	[***]

3.4.4	[***]

3.4.4.1	[***]

3.4.4.2	[***]

3.4.5	[***]

3.4.5.1	[***]

3.4.5.2	[***]

3.4.5.3	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.4.5.4	[***]

3.4.5.5	[***]

3.4.5.6	[***]

[***]

3.4.6	[***]

3.4.7	[***]

3.5	Portfolio Management

3.5.1
The Supplier shall provide portfolio management and portfolio co-ordination services to assist HSBC to make decisions on the future strategic direction of HSBC's learning function and to assist the delivery of multiple learning projects (e.g [***]).

3.5.2	[***]

3.5.3	[***]

3.5.4	[***]

3.5.5	[***]

3.5.5.1	[***]

3.5.5.2	[***]

3.5.6	[***]

3.5.7	[***]

3.5.7.1	[***]

3.5.7.2	[***]

3.5.7.3	[***]

3.5.8	[***]

3.5.9	[***]

3.5.10	[***]

3.6	Supplier Management

3.6.1	Introduction

3.6.1.1	In relation to each Managed Contract:

(a)	HSBC will provide the benefit of that contract to the Supplier;

(b)	the Supplier shall be responsible for managing the contract in accordance with this paragraph 3.6; and

(c)	the contractual relationship with the relevant Managed Supplier shall remain with HSBC.

3.6.1.2
The Supplier shall perform all activities set out in this paragraph 3.6 of this Schedule 3 in respect of Managed Suppliers and the services delivered under the Managed Contracts, notwithstanding that the services delivered by the Managed Suppliers are not part of the Services. To the extent that any Managed Supplier prevents the Supplier from carrying out such management activities, the Supplier shall notify HSBC.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.6.1.3
Without prejudice to the tasks referred to in paragraphs 3.6.1.1 and 3.6.1.2 above, there are certain additional tasks which the Supplier shall perform as part of its management of the Managed Contracts, as set out below. For the avoidance of doubt, where the Supplier is required to "ensure" that a Managed Supplier acts in a particular way, it shall be sufficient for the Supplier to show that the Supplier has used Best Endeavours to procure the Managed Supplier's compliance (notifying HSBC in the event of non-compliance).

3.6.2	Managed Contracts

3.6.2.1	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(i)	[***]

(ii)	[***]

(d)	[***]

3.6.2.2
HSBC shall use Reasonable Endeavours to procure that each Managed Supplier provides all necessary co-operation with the Supplier to enable the Supplier to perform the services described in this paragraph 3.6.

3.6.3	General Management

In respect of each Managed Supplier, the Supplier shall:

3.6.3.1	manage invoicing and payment processes, including in respect of each invoice received from a Managed Supplier:

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

so as to ensure that HSBC receives the validated invoice and payment template no later than (i) five (5) Working Days from the receipt of the invoice by the Supplier so to ensure that HSBC can make payments due under the relevant Managed Contract in accordance with contractual payment obligations. The Supplier shall refund to HSBC any costs or wasted expenditure incurred as a result of a Managed Supplier taking action resulting from a failure by HSBC to pay charges, where such failure is caused by the Supplier;

3.6.3.2	review and resolve any commercial queries from HSBC; and

3.6.3.3	drive innovation and contract improvement, including strategy development to meet HSBC's requirements and devising industry leading initiatives.

3.6.4	Savings Opportunities

In respect of each Managed Supplier, the Supplier shall:

3.6.4.1	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.6.4.2	[***]

3.6.4.3	[***]

3.6.5	Compliance Management

In respect of each Managed Supplier, the Supplier shall:

3.6.5.1	[***]

3.6.5.2	[***]

3.6.5.3	[***]

3.6.6	HSBC Customer Satisfaction Management

In respect of each Managed Supplier, the Supplier shall:

3.6.6.1	undertake customer (HSBC) satisfaction surveys and ensure that appropriate action is taken to ensure that the service is delivered to agreed contractual standards;

3.6.6.2	monitor HSBC feedback and take remedial action where necessary;

3.6.6.3	instigate regular performance delivery reviews and analysis of customer scoring and comment, and shall communicate satisfaction scores and action/improvement plans to HSBC;

3.6.6.4	ensure an effective process is in place for dealing with compliments and complaints; and

3.6.6.5	investigate/troubleshoot service issues, including reviewing escalated service issues and ensuring resolution.

3.6.7	Managed Supplier Contractual Compliance

In respect of each Managed Supplier, the Supplier shall ensure full compliance with contractual terms and HSBC requirements, and as part of this the Supplier shall (an on-going pro-active and reactive basis):

3.6.7.1	ensure Managed Suppliers deliver to contractual service levels by monitoring service level performance on a monthly basis and to ensure HSBC requests/orders are completed;

3.6.7.2	investigate complaints and implement any remedial actions and contract improvements; and

3.6.7.3
ensure escalations are managed through to completion, attempting to act as final escalation point for issues and resolution (provided that the Supplier shall escalate issues to HSBC where necessary or not resolved).

3.6.8	General Governance

Unless otherwise required by HSBC, the Supplier shall act on HSBC's behalf in respect of Managed Supplier/Managed Contract governance, including attending meetings and receiving and reviewing reports as per the terms of the Managed Contract.

3.6.9	Reporting

In respect of each Managed Contract, HSBC shall specify whether it requires some or all reports (which the Managed Supplier is required to provide under the terms of the Managed Contract) to be sent to a HSBC team or a third party, otherwise the Supplier shall report to HSBC on an "exception" basis in respect of any contractual non-compliance or performance issues.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.6.10	HSBC Responsibilities

The Supplier shall notify HSBC of any dependencies which HSBC is required to perform under a Managed Contract, and shall use act on behalf of HSBC to perform that dependency where reasonably requested by HSBC.

4.	LEARNING DESIGN

4.1	The Supplier shall provide the following learning design services:

4.1.1	content planning;

4.1.2	content design and development;

4.1.3	content revision;

4.1.4	content validation; and

4.1.5	content translation and localisation services.

each as described in this paragraph 4.

4.2	Content planning

4.2.1
The Supplier shall, on an on-going basis (no less than weekly), work with HSBC [***] in defining and satisfying HSBC's business learning needs. In doing so, the Supplier shall provide advice and guidance, as reasonably requested by HSBC.

4.2.2	The Supplier shall, on an on-going basis, support the alignment of Learning Design Projects with competencies and job roles as defined by HSBC. [***]

4.2.3	The Supplier shall provide input into the Learning Demand Planning Process [***]

4.2.4	[***]

4.2.5	[***]

4.2.6	Within the content planning processes, the Supplier shall manage the application of HSBC design and brand standards, as set out in the Procedures Manual, for all Deliverables.

4.2.7
The Supplier shall manage Learning Design Projects in progress to support deployment and execution of program offerings and to identify any additional support needed from administration, reporting and technical support teams.

4.3	Content design and development

4.3.1	The Supplier shall provide learning design services in relation to each Learning Design Project in accordance with the relevant Service Request.

4.3.2	The Supplier shall assign appropriate resources to support the Learning Design Project.

4.3.3
Within five (5) Working Days of the completion of the Service Request, the Supplier shall schedule and conduct a project kick off meeting between the Supplier's design team, and HSBC stakeholders and SMEs [***]

4.3.4	The Supplier shall manage risks and issues related to Learning Design Projects, [***]

4.3.5	In relation to each Learning Design Project, the Supplier shall schedule regular meetings with the HSBC Business Project Manager and relevant SMEs [***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.3.6	The Supplier shall be responsible for tracking, measuring and managing the development of Learning Design Projects. [***]

4.4	Content revision

4.4.1	The Supplier shall build New Courses or Re-engineer, Re-align or Re-purpose existing Courses in accordance with Service Requests.

4.4.2	The Supplier shall Re-engineer or Re-align content within the existing template without change to the instructional design of the content.

4.4.3	HSBC may, in its discretion, identify and inform the Supplier of any existing Course content that may be reused in the design and build of a New Course.

4.4.4
In relation to New Courses, HSBC will provide source material prior to Course design/development starting. If HSBC is unable to provide such content, the Supplier shall provide options to source or build the source material at additional cost, such cost to be agreed between the parties in advance.

4.5	Content validation

4.5.1	In order to ensure that learning content:

4.5.1.1	aligns with HSBC business needs and HSBC learning objectives; and

4.5.1.2	is correct and accurate,

the development of Deliverables by the Supplier must be monitored and validated by HSBC at various points in the development process, as identified in the Project Plan.

4.5.2
The Supplier shall schedule and manage the reviews and approvals by HSBC SMEs of Alpha, Beta and Gold Deliverables in relation to each Learning Design Project in accordance with the review cycle defined in the Project Plan.

4.5.3
Once HSBC has confirmed its approval of the Alpha Deliverable to the Supplier, the Supplier shall develop the Beta Deliverable. Likewise once HSBC has confirmed its approval of the Beta Deliverable to the Supplier, the Supplier shall develop the Gold Deliverable.

4.5.4	The Supplier shall support reviews of Alpha and Beta Deliverables by the HSBC SMEs.

4.5.5	The Supplier shall provide support for SMEs to conduct on-line reviews using an accepted SME Collaboration Tool.

4.5.6
The Supplier shall incorporate changes into the learning solution as required and documented by HSBC during the Alpha Deliverable and Beta Deliverable reviews. Where there is inconsistency amongst SMEs, the HSBC Business Project Manager will mediate and make the final determination on changes.

4.5.7	Upon HSBC approval of the Beta Deliverable, the Supplier shall support HSBC where clarifications are required during legal, diversity, accessibility and regulatory reviews conducted by HSBC.

4.5.8	[***]

4.5.9	The Supplier shall manage the Course hand off to learning operations, delivery, and technology in accordance with the Procedures Manual.

4.5.10	Testing of the learning solution: the Supplier shall

4.5.10.1	[***]

4.5.10.2	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.5.10.3	[***]

4.5.10.4	[***]

4.5.10.5	[***]

4.5.10.6	[***]

4.5.10.7	[***]

4.6	Content translation and localisation

4.6.1
HSBC requires learning content to be delivered in up to [***] different languages, as outlined in Appendix 3-D (Course Languages). Unless otherwise required in the Service Request, global programmes shall be created by the Supplier in UK English, which is considered the master language. In addition, HSBC may require learning content produced for global audiences to undergo translation and localisation for regional, national, cultural or regulatory differences.

4.6.2	Learning content translation and localisation requirements for each Learning Design Project will be specified in the relevant Service Request.

4.6.3	The Supplier shall replace graphics or make any modifications required to localise a version of the Course or materials for national, regional, cultural or regulatory requirements.

4.6.4
Once the translation of text is completed, the Supplier shall execute the Course integration process creating graphics, flash files, PDFs and managing the Alpha Deliverable and Beta Deliverable review processes. Content shall be published by the Supplier in the appropriate format (e-learning SCORM package, ILT or VILT version) and delivered as the Gold Deliverable in the prescribed language(s).

5.	LEARNING DELIVERY

5.1	The Supplier shall provide the following learning delivery services:

5.1.1	learning delivery management;

5.1.2	delivery of learning programmes; and

5.1.3	resource management.

each as described in this paragraph 5.

5.2	Learning delivery management

5.2.1	[***] the Supplier shall provide and maintain a rolling twelve (12) month learning delivery plan [***] (the Learning Delivery Plan).

5.2.2	The Supplier shall update the Learning Delivery Plan on a quarterly basis.

5.2.3	The Learning Delivery Plan shall address [***]

5.2.4
Using the Learning Delivery Plan, the Supplier shall create and maintain a rolling monthly Learning Delivery Schedule [***]. The Learning Delivery Schedule shall include at the minimum following information:

5.2.4.1	[***]

5.2.4.2	[***]

5.2.4.3	[***]

5.2.4.4	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.2.4.5	[***]

5.2.4.6	[***]

5.2.4.7	[***]

5.2.4.8	[***]

5.2.5	[***]

5.2.6	[*** ]

5.2.7	[***]

5.2.7.1	[***]

5.2.7.2	[***]

5.2.7.3	[***]

5.2.7.4	[***.]

5.2.8	[***]

5.2.8.1	[***]

5.2.8.2	[***]

5.2.8.3	[***]

5.2.9	[***]

5.2.10	[***]

5.2.11	[***]

5.2.12	[***]

5.2.13	The Supplier shall be responsible for maintaining learning delivery management quality and its continuous improvement.

5.3	Delivery of learning programmes

5.3.1	The Supplier shall provide learning delivery services in accordance with the relevant Service Request.

5.3.2	The Supplier shall provide the current version of the training material, participant list, evaluation forms and where relevant, tests to the relevant instructor(s) reasonably in advance of the Class.

5.3.3	The Supplier shall provide the relevant training material to each participant reasonably in advance of the Class or, where appropriate, at the time of the Class itself.

5.3.4	The Supplier shall provide certified instructors (where applicable) to deliver the learning content;

5.3.5	The Supplier shall manage the pool of instructors who will consistently deliver learning content in line with the quality and standard identified by HSBC.

5.3.6	The Supplier shall complete session/Class close out documentation [***] of the end of each session/Class.

5.3.7
The Supplier shall review overall Course evaluations and Class level evaluations and where the average satisfaction rating result from Learner responses is less than service level targets specified in Schedule 4 (Service Levels and Service Credits), take corrective action as necessary to improve instructor performance.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.3.8
The Supplier shall, at HSBC’s request (for example as specified in the relevant Service Request) provide at least two (2) personnel for every VILT session. At least one (1) such personnel shall be an appropriately qualified instructor.

5.3.9	The Supplier shall provide instructors who are native speakers of the session language for all ILT and VILT sessions that are presented in languages other than English.

5.3.10	[***]

5.3.11	The Supplier shall provide the following program delivery services:

5.3.11.1	conduct the formal ILT activity (live or virtually) in accordance with the instructions set out in the relevant Service Request for each Class;

5.3.11.2	prepare for new and pilot (to include any follow up) training as required by the relevant Service Request for each Class; and

5.3.11.3	conduct learning delivery at any HSBC location, or multiple locations or Supplier partner location as set out in the relevant Service Request for each Class.

5.3.12	The Supplier shall provide the following learning delivery services post Class delivery:

5.3.12.1	restore the training room to a clean and ready state;

5.3.12.2	collect unused supplies for future use for HSBC event or recycle as appropriate;

5.3.12.3	report any recommendations for improvement of Courses through the appropriate instructor reaction form for inclusion in future updates to the Curriculum with HSBC approval; and

5.3.12.4	conduct periodic coordination and review sessions with all instructors for a particular Curriculum to share best practices and further enhance consistency.

5.3.13	The Supplier shall be responsible for maintaining delivery capabilities and expertise through the following methodology focusing on best practices and areas for development:

5.3.13.1	[***]

5.3.13.2	[***]

5.3.13.3	[***]

5.3.13.4	[***]

5.3.13.5	[***]

5.3.14
The Supplier shall cross-train existing instructors into other skill sets and develop newly hired instructors through a formalised cross training process. The following minimum requirements will be met:

5.3.14.1	[***]

5.3.14.2	[***]

5.3.14.3	[***]

5.4	Resource management

5.4.1
The Supplier shall generate a resource plan to identify the instructor resources required in each region (Resource Plan). The Supplier shall update the Resource Plan on a quarterly basis using information contained in the ALDP and to take into account any new initiatives planned by HSBC that are likely to result in a new training requirement.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.4.2	The Supplier shall recruit and maintain a pool of qualified instructors required to meet the requirements set out in the Resource Plan.

5.4.3
The Supplier shall create and maintain a list of instructors, updated as appropriate (upon hire of new instructors, deletion of instructors no longer on staff and change in instructor qualifications), but no less than quarterly. The list shall be provided by the Supplier to HSBC each time it is updated.

5.4.4	The Supplier shall produce and maintain a skills matrix for each instructor. This matrix shall provide:

5.4.4.1	[***]

5.4.4.2	[***]

5.4.4.3	[***]

5.4.4.4	[***]

5.4.4.5	[***]

5.4.4.6	[***]

5.4.4.7	[***]

and shall be updated by the Supplier on a quarterly basis.

5.4.5	The Supplier shall review instructor skill matrices with HSBC learning regional leads before finalising them.

6.	POLICY AND COMPLIANCE

The Supplier shall, as part of the Learning Demand Planning Process, provide a report to HSBC that contains information regarding Best Industry Standards, research and benchmarking based on the Supplier’s own research and resources. The report shall include without limitation the following:

6.1	[***]

6.2	[***]

7.	QUALITY ASSURANCE AND CUSTOMER SATISFACTION

7.1	Quality Assurance

The Supplier shall:

7.1.1	develop and provide to HSBC for review and approval appropriate Learning Services Quality Assurance procedures and policies for the monitoring of the delivery of the Services to HSBC;

7.1.2	establish and maintain comprehensive project planning tools and methods that are aligned to Best Industry Standards and HSBC practices;

7.1.3	monitor processes for continuous process improvement through automation and process streamlining and suggest process changes and/or improvements for HSBC to consider;

7.1.4	utilise Best Industry Standards process management methodologies, that are aligned with HSBC practices, to enhance and continuously improve the Services;

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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7.1.5
maintain a global central operating team for the Services to ensure that each element of the Services which is being provided to each Country is operating with the same high standards and transparent manner, and achieve a global standardisation and harmonisation of the Services. Any changes required to the provision of the Services identified through the global central operating team are to be made in accordance with the Change Procedure; and

7.1.6	implement and maintain:

7.1.6.1	continuous improvement and training programme for Supplier Personnel; and

7.1.6.2	a strong remediation program for Supplier Personnel needing to increase performance.

7.2	Customer Satisfaction

The Supplier shall:

7.2.1
as requested by HSBC, develop and provide to HSBC for review and Acceptance during Transition, the following HSBC customer satisfaction surveys for the assessment of the delivery and management of the Services provided by the Supplier to HSBC in respect of:

7.2.1.1	[***]

7.2.1.2	[***]

7.2.1.3	[***]

7.2.2	conduct satisfaction surveys in accordance with the Service Levels and provide full details of the results to HSBC promptly upon completion;

7.2.3	make available to HSBC the raw data and summary data of the results (respondents) of the HSBC customer satisfaction surveys;

7.2.4
develop for and review with HSBC an improvement plan for all areas of the customer satisfaction surveys where the ratings/scores received by the Supplier are below the agreed minimum and target scores/ratings;

7.2.5	implement all HSBC customer satisfaction surveys improvement plans in a timely fashion and to a timescale to be agreed with HSBC as part of the overall improvement plan; and

7.2.6
track all changes with respect to the raw/originally gathered customer satisfaction data in an auditable way to allow HSBC to view the details of such changes (i.e. the change itself and who made the change and when).

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 3-A

Learning Categories

Learning Category	Characteristics	Typical Content
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 3-B

Learning Demand Planning Process

[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 3-C

Learning Complexity Levels

Low Complexity
Pedagogy
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
Digital Media
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]		[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Medium Complexity
Pedagogy
[***]	[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]		[***]
Digital Media
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
Medium Complexity with Test Me
Pedagogy
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
Digital Media
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]		[***]
[***]	[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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High Complexity
Learning product type	Description	Content development assumptions (per finished hour)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Media component	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 3-D

Course Languages

Region	Languages
APAC	Bahasa (Indonesian)
Japanese
Korean
Simplified Chinese
Thai
Traditional Chinese
Vietnamese
LATAM	Portuguese
Spanish
ME	Arabic
NAM	English
French Canadian
UK/CE	Russian
French European
Turkish
German

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SCHEDULE 4

SERVICE LEVELS AND SERVICE CREDITS

1.	INTRODUCTION

The definitions used in this Schedule 4 are as set out in clause 1.2 of this Agreement.

2.	SERVICE LEVELS

2.1	The objectives of the Service Levels are to ensure that the Services are of a consistently high quality, delivered on time and in order to meet the requirements of HSBC.

2.2
The Supplier is to provide the Services so as to meet the Service Levels. The Service Levels for the Services are set out in Appendix 4-A to this Schedule 4 and as may subsequently be added to as agreed in accordance with the provisions of this Agreement.

2.3
'Global' Service Levels (as identified in Appendix 4-A (Service Level Table)) are measured on an aggregate global basis across all Countries. Notwithstanding such global measurement, Service Credits for global Service Levels shall accrue individually against each Country where Charges relevant to the Service Level in question are paid.

2.4	'Local' Service Levels (as identified in Appendix 4-A (Service Level Table)) are measured individually in each Country and Service Credits shall accrue against each Country individually.

2.5	If the Service Levels are not achieved or if the Supplier otherwise fails to perform its obligations under this Agreement so that the Service Levels may be adversely impacted, the Supplier shall:

2.5.1	where requested by HSBC, investigate, assemble and preserve pertinent information with the respect to the cause(s) of the Problem, including performing a root cause analysis of the Problem;

2.5.2	advise HSBC to the extent reasonably requested by HSBC of the status of remedial efforts being undertaken with respect to such Problem;

2.5.3	minimise the impact of and correct the Problem and thereafter recommence performance in accordance with the Service Levels as soon as possible; and

2.5.4	take appropriate preventative measures so that the underlying Problem or cause of the relevant Incident does not reoccur.

2.6
The Supplier acknowledges that its failure to meet a Service Level may have a material adverse impact on the business and operations of HSBC and will be remedied in accordance with paragraph 2.3 above.

2.7
Without prejudice to paragraphs 2.2 or 2.3 above and save as otherwise provided in this Agreement, if there is a Service Failure, the Supplier must credit HSBC with Service Credits in accordance with the provisions of this Schedule 4 and by way of an automatic reduction in the amount of the Charges to be invoiced to HSBC in the next available invoice, as per paragraph 2.12.

2.8	Where a sum is expressed to be payable as a Service Credit, the parties agree that:

2.8.1
such sums are a price adjustment to reflect the actual quality of service provided to HSBC and do not represent an estimate of the loss or damage that may be suffered by HSBC in respect of the Service Failure which gives rise to the Service Credits;

2.8.2
the crediting of such sums is without prejudice to any entitlement HSBC may have to damages from the Supplier relating to any such Service Failure save that HSBC shall give credit for its receipt of such sums in calculating any such damages;

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2.8.3
subject to paragraph 2.8.4 below, such sums will apply on a Local Services Agreement by Local Services Agreement basis so that the Services Credits accruing in one Country will be applied as an automatic reduction in the Charges of that same Country; and

2.8.4
HSBC Holdings plc retains the right to apply Service Credits to any invoice rendered pursuant to this Agreement, any Local Services Agreement or any Service Request entered into pursuant to the terms of this Agreement.

2.9
The Supplier shall use such measuring and monitoring tools and procedures as are necessary to measure and report the Supplier's performance of the Services (together with such tools and procedures as may be supplied by HSBC or described or referred to in this Agreement), and in particular as required by paragraph 4 below. The Supplier shall provide HSBC with sufficient information in order to ensure the levels of service are being provided by the Supplier are calculated in accordance with this Schedule 4 and so as to verify the Charges. The Supplier will provide HSBC with reasonable information for the purposes of such verification.

2.10
The Supplier shall provide HSBC with the details as to the levels of performance relevant to the Service Levels in writing on a monthly basis or as otherwise agreed in writing, together with all supporting information reasonably required by HSBC.

2.11	The Supplier shall notify HSBC in its performance reports if HSBC becomes entitled to a Service Credit, which HSBC shall then receive in accordance with paragraphs 2.7 and 2.12.

2.12
Payment of accrued Service Credits shall be made by way of a deduction of such outstanding Service Credits against the invoice due in the month following the month in which they accrued, or if no further invoice is due shall be paid by cheque, within forty two (42) days of the end of the month in which the Service Credits accrued. In the event of there being any bona fide dispute between the parties as to whether Service Credits have in fact accrued pursuant to the provisions of this Agreement, such dispute shall be escalated for urgent resolution to each of the parties' relevant representatives. If a bona fide dispute is resolved in favour of HSBC, the Supplier shall pay such payment within forty two (42) days of the date of such resolution.

2.13	The Service Credits that shall be credited for each Service Failure shall be calculated as provided in this Agreement or as otherwise agreed in writing.

2.14
If more than one Service Failure has occurred in a single month, the Service Credit Points to be credited in respect of that month shall be the aggregate of each of the Service Credit Points as calculated in accordance with this Agreement.

2.15
If the Supplier's actual performance against a Service Level constitutes a Service Failure, the Supplier shall accrue, in respect of that actual performance, Service Credit Points in the amount specified in the column headed "Service Credit Points".

2.16	The number of Service Credit Points accrued by the Supplier shall be converted in to Service Credits in accordance with Appendix 4-A to this Schedule 4.

2.17
The amount of Service Credits actually payable to HSBC with respect to all Service Failures occurring in a single month shall not exceed, in total, [***] of the Charges due in respect of the Country in question pursuant to the relevant Local Services Agreement for the relevant month (the At Risk Amount).

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.18	The At Risk Amount shall be divided by [***] so as to determine the value of each Service Credit Point.

2.19
In the event that the Supplier accrues [***] or more Service Credit Points in any Country,  in any month, the full sum of the At Risk Amount shall be payable to HSBC by way of Service Credits. If fewer than [***] Service Credit Points accrue in any given month, then the provisions of Appendix 4-A to this Schedule 4 shall apply in order to calculate the amount of Service Credits then due.

2.20
For the avoidance of doubt, where the Service Level achieved by the Supplier is equal to or higher than the relevant Service Level Target (set out in Appendix 4-A to this Schedule 4) then no Service Credit will apply in respect of such Service Level.

2.21
If any specified Minimum Service Level is not met/is breached, the maximum Service Credit Points which may potentially be incurred in respect of the relevant Service Level for that month shall be automatically incurred and applied as if the actual level of service was 0%.

2.22
For the avoidance of doubt, Service Credit Points accrue on a cumulative basis as each threshold is hit (e.g. if the Supplier's performance is such that a Service Level failure is in Threshold 2, the total Service Credit Points incurred is the sum of those set for Threshold 1 and Threshold 2).

2.23
In the event that a Service Failure has occurred in respect of a Service Level in any [***] out of a rolling series of [***] consecutive months, then in respect of the third and each month thereafter of consecutive Service Failure:

2.23.1	the At Risk Amount shall be increased from [***] to [***] (and the value of the Service Credit Points shall be increased accordingly on a pro rata basis) in relation to that Service Failure; and

2.23.2	the Service Credit Points for the individual Service Level where the Service Failure has occurred shall be multiplied by [***],

until such time as the Service Failure is remedied.

2.24
If in any month the maximum amount of Service Credits becomes payable, then instead of having the Service Credits applied as a reduction to the next invoice, the Supplier shall instead furnish HSBC with a cheque for the value of such Service Credits, signed by the Supplier's Chief Financial Officer in accordance with the provisions of paragraph 2.12 above.

2.25	In the event that:

2.25.1	the full At Risk Amount of Service Credits has become payable in any [***] out of a rolling series of [***] consecutive months; or

2.25.2	the amount of Service Credit Points notionally accruing across any rolling period of [***] consecutive months exceeds [***],

then the Supplier shall procure that its Chief Executive Officer shall promptly attend a meeting with HSBC in order to discuss and agree a plan to resolve the Service Failures and prevent their reoccurrence.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.	CHANGES

3.1
Any changes to this Schedule 4 shall be made by way of variation pursuant to clause 30 (Variation) of this Agreement. The Supplier shall not unreasonably delay or withhold its consent to any change which HSBC believes is required in order to reflect changed business priorities.

3.2	Any changes to the Service Levels shall be made in accordance with the Change Procedure.

3.3	Unless otherwise agreed, measurement and reporting against amended Service Levels shall commence with effect from the date on which such Change takes effect.

3.4
The Supplier and HSBC shall co-operate in good faith in order to finalise Delivery Service Levels 3 and 4 (as set out in Appendix 4-A (Service Level Table)).  Any disputes in finalising these Service Levels shall be dealt with in accordance with clause 26 of the Agreement.

4.	MEASUREMENT AND REPORTING

4.1
The Supplier shall be responsible for monitoring its performance against all of the agreed Service Levels and shall maintain adequate technical and organisational procedures and reasonable auditable tools to enable it to do so. HSBC reserves the right to measure the Supplier's performance, however the Supplier toolset shall be recognised as the system of record. In the event of a discrepancy between the Supplier's measurement and HSBC's measurement, the parties will discuss and resolve such discrepancy via the regular meetings held pursuant to Schedule 9 (Governance). Service Levels measured on a "time to perform" basis shall be measured from the time the relevant Incident is:

4.1.1
reported to the Supplier as measured by the time/date stamp of the Incident in HSBC's or the Supplier's problem management system (provided always that the Supplier shall have immediately logged and reported Incident upon such system, having been contacted by HSBC or any connected third party; or

4.1.2	discovered by the Supplier,

whichever is earlier.

5.	COOPERATION

5.1
The achievement of the Service Levels by the Supplier may require the coordinated, collaborative effort of Third Party Suppliers. The Supplier's contract manager will, unless otherwise agreed, provide a single point of contact for the resolution of all Service Failures in relation to the Service Levels identified in this Schedule 4, regardless of whether the reason for such Service Failures was caused by the Supplier or a Third Party Supplier. The Supplier will cooperate as reasonably required by HSBC with HSBC and any Third Party Suppliers in their attempts to resolve service problems in relation to the services which the Third Party Suppliers are providing to HSBC.

6.	WORKED EXAMPLES

6.1	[***]

6.2	[***]

6.3	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 4-A

Service Level Table

The following table specifies the Service Levels required by the Supplier, as further set out in each relevant Local Services Agreement.

All days quoted are Working Days. Service Levels which constitute Critical Services are highlighted in the table below.

1.	PROGRAMME MANAGEMENT

No.	Service Level (SLA)/ Key Performance Indicator (KPI)	Service Level Description	Definition of Measure	Achievement Measure	Service Level Target	Threshold 1	Threshold 2	Minimum Service Level	Frequency	Global/Local
1.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.            PORTFOLIO MANAGEMENT

No.	Service Level (SLA)/ Key Performance Indicator (KPI)	Service Level Description	Definition of Measure	Achievement Measure	Service Level Target	Threshold 1	Threshold 2	Minimum Service Level	Frequency	Global/Local
1.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.             DESIGN

No.	Service Level (SLA)/ Key Performance Indicator (KPI)	Service Level Description	Definition of Measure	Achievement Measure	Service Level Target	Threshold 1	Threshold 2	Minimum Service Level	Frequency	Global/Local
1.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.             DELIVERY

No.	Service Level (SLA)/ Key Performance Indicator (KPI)	Service Level Description	Definition of Measure	Achievement Measure	Service Level Target	Threshold 1	Threshold 2	Minimum Service Level	Frequency	Global/Local
1.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.            MANAGED SUPPLIERS

No.	Service Level (SLA)/ Key Performance Indicator (KPI)	Service Level Description	Definition of Measure	Achievement Measure	Service Level Target	Threshold 1	Threshold 2	Minimum Service Level	Frequency	Global/Local
1.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Schedule 5

Charges

1.	DEFINITIONS

The definitions used in this Schedule 5 are as set out in clause 1 of the Agreement.

2.	INTRODUCTION AND OVERVIEW

2.1	This Schedule 5 sets out the Charges that are payable by HSBC to the Supplier for the Services required from the Supplier and the basic principles relating to the calculation of such Charges.

2.2	The Charges are broken down as follows:

2.2.1
Charges in respect of Service Management, as identified in paragraph 3 of Schedule 3 (Services), which are further described in and shall be calculated in accordance with paragraph 4 of this Schedule 5 (the Service Management Charges);

2.2.2
Charges in respect of Transformation, which shall be calculated in the manner set out in paragraph 5 (Transformation) of this Schedule 5 (the Transformation Charges). If and to the extent that HSBC requires the Supplier to perform additional Transformation-related Projects, then the Charges applicable to such Projects shall be calculated using the relevant Project Rates specified in Appendix 5-C (Rate Card) of this Schedule 5;

2.2.3	Charges in respect of 'Design' activities, as identified in paragraph 4 of Schedule 3 (Services), which shall be calculated in accordance with paragraph 6 of this Schedule 5 (the Design Charges);

2.2.4	Charges in respect of 'Delivery' activities, as identified in paragraph 5 of Schedule 3 (Services), which shall be calculated in accordance with paragraph 7 of this Schedule 5 (the Delivery Charges);

2.2.5
any costs, fees and other charges in respect of goods and/or services provided by a Third Party Supplier, which are paid for by the Supplier on HSBC's (or an HSBC Group member's) behalf and which are further described in paragraph 8 and as agreed between the parties from time to time (Pass-Through Charges);

2.2.6	Charges in respect of Projects, which are further described in and shall be calculated in accordance with paragraph 10 of this Schedule 5; and

2.2.7	Termination Services Fees, which are further described in paragraph 11 of this Schedule 5.

2.3
There shall be no Charges payable in respect of the Transition Services or Transition activities as set out in Schedule 2 (Transition and Transformation). The Supplier acknowledges that it shall not be entitled to recover or be reimbursed in respect of any of the costs identified in paragraph 3.2 below to the extent the same are related to Transition and Supplier Personnel involved in Transition-related activities.

3.	GENERAL

3.1
In consideration for the due and proper performance by the Supplier of its obligations under the Agreement, HSBC shall pay the Supplier the Charges in accordance with this Schedule 5 and as set out under any applicable Local Services Agreement or in a Service Request approved in accordance with paragraph 3.8 of Schedule 11 (Projects).

3.2	The Charges identified and/or described within this Schedule 5, the wider Agreement and in any Local Services Agreement or Service Request shall include within them:

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3.2.1
Supplier Personnel travel costs including travel to and from their applicable primary office location (including any primary HSBC Premises) and all additional reasonable travel costs to any location as may be required for the performance of the Services, save to the extent that such costs are agreed to be chargeable in relation to specific Projects or where travel has been specifically requested and sanctioned by HSBC;

3.2.2
Supplier Personnel accommodation and subsistence costs, save to the extent that such costs are agreed to be charged in the relevant Service Request or where travel necessitating accommodation and subsistence has been specifically requested and sanctioned by HSBC;

3.2.3
the cost of printing and the provision of any instructor guides, learner guides, MS Power Point presentations, job aids, reference material, performance support tools, and audio or video programming, save to the extent set out and agreed in the relevant Service Request;

3.2.4	[***] in the performance of the Termination Services pursuant to Schedule 13 (Exit Management);

3.2.5	the costs of any office accommodation used by the Supplier in the provision of the Services;

3.2.6
the cost of interfacing with and, as applicable, managing any Supplier Affiliate, Sub-Contractor, Managed Suppliers or Third Party Suppliers (including other technology and systems providers), save to the extent otherwise agreed under this Agreement;

3.2.7
the cost of interfacing, in the provision of the Services, with any Software, hardware, plant, machinery, media, cabling and other equipment which is owned, licensed or leased by or on behalf of HSBC and/or any other HSBC Group Member;

3.2.8
any and all costs of the Supplier (i) in carrying out due diligence, (ii) relating to internal project management and the project management of any Supplier Affiliate or Sub-Contractor, (iii) relating to management information, (iv) any ordering and billing system development, and (v) any other similar costs incurred at the Supplier’s entire discretion, unless the parties specifically agree that such costs are to be charged to HSBC in accordance with the Change Procedure in advance of being incurred (where such advance agreement shall be to nature and amount of such costs).

3.3
In no event shall HSBC be responsible for any fees or charges not identified in or calculated in accordance with the Agreement (and in particular this Schedule 5), a Service Request signed by both parties, or any applicable Local Services Agreement. In this regard, where a fee or charge is not identified in or calculated in accordance with the Agreement, any applicable Local Services Agreement or Service Request for an activity to be undertaken by the Supplier pursuant to the same, then such activity shall be carried out by the Supplier at no cost to HSBC beyond the payment of the Charges as set out or calculated in accordance with this Agreement, any applicable Local Services Agreement or Service Request.

3.4	Any proposed variation to the Charges shall be dealt with through the Change Procedure as set out in Schedule 12 (Change Procedure).

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.	SERVICE MANAGEMENT CHARGES

4.1
The Service Management Charges shall be payable [***] are as indicated in Appendix 5-B to this Schedule 5 (Service Management Charges) and shall be calculated in accordance with this paragraph 4. During Phases 1, 2 and 3 of Transition, the Service Management Charges shall ramp up in accordance with paragraph 4.3 to 4.5 below.

4.2	The Service Management Charges shall cover performance of the following activities:

4.2.1	Programme Management;

4.2.2	Portfolio Management; and

4.2.3	Supplier Management.

4.3
Prior to the first Transition Key Milestone Date, the Service Management Charges shall ramp-up on a weekly basis during (in each case by reference to the relevant percentage stated) and be pro-rated over each period identified below:

4.3.1
in respect of the UK, from [***] from the signature date of and up to and including the scheduled Services Commencement Date in respect of the Local Services Agreement for the United Kingdom, (with such percentage of the Service Management Charges being paid for under the Local Services Agreement for the UK);

4.3.2
in respect of the United States, from [***] from the signature date of and up to and including the scheduled Services Commencement Date in respect of the Local Services Agreement for the United States (with such percentage of the Service Management Charges being paid for under the Local Services Agreement for the United States);

4.3.3
in respect of Hong Kong, from [***] from the signature date of and up to and including the scheduled Services Commencement Date in respect of the Local Services Agreement for Hong Kong (with such percentage of the Service Management Charges being paid for under the Local Services Agreement for Hong Kong); and

4.3.4
in respect of Canada, from [***] from the signature date of and up to and including the scheduled Services Commencement Date in respect of the Local Services Agreement for Canada (with such percentage of the Service Management Charges being paid for under the Local Services Agreement for Canada).

4.4
From the first Transition Key Milestone Date up to and including the second Transition Key Milestone Date, a further [***] of the Service Management Charges shall ramp-up [***] of the Service Management Charge, pro-rated over such period. The Local Services Agreements to which this further [***] shall be attributed to shall be determined by HSBC and notified to the Supplier before the first Transition Key Milestone Date, however in ease case such percentage of the Service Management Charges shall ramp-up from the signature date of and up to and including the scheduled Services Commencement Date in respect of each such Local Services Agreement.

4.5
From the second Transition Key Milestone Date up to and including the third Transition Key Milestone Date, the remaining [***] of the Service Management Charges shall ramp-up [***] of the Service Management Charge, pro-rated over such period. The Local Services Agreements to which this further [***] shall be attributed to shall be determined by HSBC and notified to the Supplier before the second Transition Key Milestone Date, however in ease case such percentage of the Service Management Charges shall ramp-up from the signature date of and up to and including the scheduled Services Commencement Date in respect of each such Local Services Agreement.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.6	Following the second Transition Key Milestone Date the Service Management Charges shall become a fixed monthly recurring fee as indicated in Appendix 5-B to this Schedule.

4.7	The invoicing approach in respect of the Service Management Charges shall set out at paragraph 16 of this Schedule 5.

5.	TRANSFORMATION CHARGES

5.1	The Transformation Charges in respect of the Transformation Key Milestones and Transformation Interim Key Milestones are as identified in Appendix 5-D (Milestone Payments) to this Schedule 5.

5.2
The Supplier shall become entitled to issue an invoice for the Transformation Charges in any given month, if the relevant Transformation Key Milestone or Transformation Interim Key Milestone (as applicable) has been achieved by the applicable Transformation Key Milestone Date and provided that the Acceptance Criteria in respect of all Transformation Deliverables associated with that Transformation Key Milestone or Transformation Interim Key Milestone (as applicable) have been successfully achieved.

5.3
For the avoidance of doubt, the Transformation Charges shall only be due and payable upon Acceptance of each Transformation Deliverable in accordance with the provisions of Part 2 of Schedule 2 (Transition and Transformation).

6.	DESIGN CHARGES

6.1	The Design Charges shall apply based on the levels of complexity of the Design activities required by HSBC as further described in paragraph 4 of Schedule 3 (Services).

6.2	The Design Charges shall be calculated on the basis of the following principles:

6.2.1	fixed price hourly rates for the output of content designed, as further described at Appendix 5-C (Rate Card) to this Schedule 5; and

6.2.2	the monthly Design Charges shall be the sum of all accrued 'hours of Design output' across the applicable levels of complexity described on paragraphs 4 of Schedule 3 (Services),

using the following formula, where the price per hour of designed output is specified in:

∑  Price per hour of design output for design type and complexity
x Number of hours of content designed.

6.3
From the Signature Date, the Supplier shall ensure that the Design Charges and the relevant 'Design' activities identified in paragraph 4 of Schedule 3 (Services) are accrued and allocated, respectively, on the basis of the applicable ratio set out below. Through the life of the Agreement, the Supplier shall reduce the 'Category A' Supplier Personnel percentage in accordance with the table below and shall ensure that at no time shall such percentage exceed the level stated in the relevant Year:

Period	Supplier Personnel Ratio
	Category A'	Category B
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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where:	'category A' Supplier Personnel means [***] Supplier Personnel, in accordance with the Rate Card set out at Appendix 5-C; and

'category B' Supplier Personnel means [***] Supplier Personnel, in accordance with the Rate Card set out at Appendix 5-C.

6.4
The Supplier shall be entitled to prepare a monthly invoice in respect of the Design Charges accrued during the previous month in respect of each Academy to be issued to HSBC or the relevant HSBC Contracting Party, as applicable, detailing the Design Charges attributable to each Course over the relevant month in accordance with paragraph 6.2 above.

6.5	Additional Design Charges

6.5.1	Video / Audio content, which is calculated based on 5 minutes of 'produced' content and using the following formula:

∑ Price per 5 minutes of 'produced' content based on level of complexity and content type
x Number of 5 minutes segments of 'produced' content

6.5.2	Translations, which are calculated per hour of the relevant Course and using the following formula:

∑ Price per hour of the Course based on language, level of complexity and content type
x Number of hours of the Course

6.5.3	Assessments, which are calculated per 60 questions within the Assessment, where the cost relates to the creation and not the integration of the questions, and using the following formula:

∑ Price per 60 questions based on level of complexity and content type
x Number of batches of 60 questions

7.	DELIVERY CHARGES

7.1
The Delivery Charges shall apply based on the cost per hour of an instructor taking account of training type, seniority (e.g. 'instructor' and 'master instructor') and location (i.e. Country or region, as applicable). The hourly rates for instructors are laid out in Appendix 5-C (Rate Card) of this Schedule 5.

7.2	The Delivery Charges shall be calculated on the basis of the following principles:

7.2.1	fixed price hourly instructor rates shall apply as further described at Appendix 5-C (Rate Card) to this Schedule 5; and

7.2.2
the monthly Delivery Charges shall be the sum of the applicable Charges attributable to the total number of hours of training delivered by an instructor during the previous month, and using the following formula:

∑ instructor rate (as applicable) per hour
x Number of hours delivered

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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7.3	Additional Delivery Charges

7.3.1
'Train the trainer' costs, which shall be based on content type, the complexity of the Course being delivered and the location of the Course as further described at Appendix 5-C (Rate Card) to this Schedule 5, shall be identified and agreed in the relevant Service Request and shall be calculated using the following formula:

∑ 'train the trainer' rate per hour based on level of complexity, content type and location
x Number of hours delivered

7.4
Delivery Charges shall be payable, subject always to receipt from the Supplier of a valid invoice, in respect of Delivery Charges attributable to the previous month. In the event of cancellation of a Class or a Course, the Delivery Charges attributable to that Class or a Course (as applicable) shall be payable as follows:

7.4.1	[***] of the applicable Delivery Charges shall be payable if the Class or Course is cancelled with less than [***] notice before the scheduled training delivery date;

7.4.2	[***] of the applicable Delivery Charges shall be payable if the Class or Course is cancelled with between [***] notice before the scheduled training delivery date; and

7.4.3	where [***] notice is given before the scheduled training delivery date, the no cancelation payments shall apply.

7.5
In the event that a Class or Course is cancelled in accordance with paragraph 7.4 above, irrespective of the notice given and provided that an alternative Class or Course can be delivered or other Services provided instead, then no cancellation charges shall be payable.

8.	PASS-THROUGH CHARGES

8.1
Each of the Pass-Through Charges shall be invoiced to HSBC by the Supplier within thirty (30) days of the invoice relating to that individual Pass-Through Charge being received by the Supplier. The Supplier shall not be able to recover any Pass-Through Charges from HSBC which are not invoiced within four (4) months of that cost being incurred, save where the Supplier notifies HSBC of a dispute relating to the Pass-Through Charges which prevents the Supplier from meeting that time frame.

8.2
For the avoidance of doubt, the Supplier shall not apply any additional charges to the Pass-Through Charges unless otherwise agreed between the parties in writing, and if requested by HSBC the Supplier shall provide such evidence as is sufficient to establish that the Pass-Through Charges are being charged to HSBC as agreed between the parties without uplift, inflation or other increase.

9.	PAYMENTS TO MANAGED SUPPLIERS

9.1	Notwithstanding the foregoing, the Supplier shall administer the invoices for services provided by the Managed Suppliers to HSBC in accordance with paragraph 3.6.3.1 of Schedule 3 (Services).

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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9.2
In no event shall the Supplier be entitled to apply any form of uplift to such invoices, which shall be paid directly by HSBC. The Supplier's fees for administrating and managing the Managed Contracts shall form part of the Service Management Charges.

10.	PROJECT CHARGES

10.1
The Charges applicable to individual Projects shall be calculated by reference to the rate card set out at Appendix 5-C (Rate Card) to this Schedule 5. The rates set out in Appendix 5-C (Rate Card) constitute a fixed price daily rate for resources to work on Projects, as differentiated by skill type, level of expertise, location and based on an eight (8) hour Working Day globally (Project Days).

10.2	The Charges in respect of Project resource shall be calculated using the following formula:

∑  Position day rate for role x Number of days.

10.3
Project Charges shall only be payable by HSBC to the extent they have been agreed and recorded in this Agreement or set out in a Local Services Agreement or in a Service Request in respect of Project Services, which are additional to the Services required by HSBC. For the avoidance of doubt, the Supplier shall not (and shall not be entitled to) apply any charges for Projects to the Service Management Charges, Transition Charges, Transformation Charges, Design Charges or Delivery Charges.

11.	TERMINATION SERVICES FEES

The Supplier shall provide [***] free of charge in the performance of the Termination Services. The Termination Services Fees in respect of any additional support or assistance required by HSBC in accordance with Schedule 13 (Exit Management) shall be agreed as follows:

11.1
the parties shall agree the Termination Services Fees for defined activities in advance of such activities being performed, provided that such fees shall be at least [***] than the equivalent fees for the same activities calculated on a time and materials basis by reference to the rate card set out at Appendix 5-C (Rate Card); and

11.2	where otherwise agreed between the parties, the Termination Services Fees shall be calculated on a time and materials basis using the rate card set out at Appendix 5-C (Rate Card).

12.	GUARANTEED SAVINGS

12.1
The Supplier shall, through-out the life of the Agreement and in accordance with clause 5.7 of the Agreement, commit to the process of the continuous improvement of the Services, which shall include a commitment to proactively seek to deliver savings for HSBC, which savings shall include the Guaranteed Savings set out Appendix 5-E to this Schedule 5.

12.2	In the performance of the Services, the Supplier shall enhance efficiency and strive to deliver the Services at a lower overall cost, year on year, through the delivery of Guaranteed Savings.

12.3	The Supplier shall ensure that the Actual Savings delivered to HSBC will be equal to or greater than the sums identified in Appendix 5-E (Guaranteed Savings).

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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12.4
In the event that the Actual Savings do not equal or exceed the equivalent sum of Guaranteed Savings, then the Supplier shall be liable for and shall pay to HSBC an amount equal to the difference between the Actual Savings and the Guaranteed Saving for the relevant calendar year, which payment shall be made by the Supplier to HSBC no later than thirty (30) days following the end of the relevant calendar year.

12.5
HSBC has identified examples of 'savings drivers' to be used by the Supplier in its commitment to meet its Guaranteed Savings obligations to HSBC, which mechanism are set out at Appendix 5-E to this Schedule 5.

13.	EXTENSION OF TERM

In the event that HSBC extends the term of this Agreement pursuant to clause 3.2 of the Agreement, then the Charges payable by HSBC shall be the same as the Charges payable immediately prior to the Original Expiry Date.

14.	INDEXATION

14.1	Indexation shall not be applied to the Charges during [***] of the term of the Agreement.

14.2
During the [***] of the term of the Agreement, the Supplier shall be entitled to apply indexation in respect of Charges payable pursuant to each Local Services Agreement entered into pursuant to this Agreement; such entitlement to apply indexation shall be capped at the level identified in the relevant Local Services Agreement.

15.	CURRENCY CONVERSION

15.1
The Charges under each Local Services Agreement shall be payable in the local currency for that Country in accordance with the conversion rate specified below or in the Local Services Agreement, as applicable. All Charges payable pursuant to a Local Services Agreement shall apply for the duration of the term of that Local Services Agreement.

15.2	For Services provided in the United Kingdom, Hong Kong and Canada, any conversion from USD to the local currency in that Country shall be based on the following calculations:

15.2.1	for the Services provided in United Kingdom: $1 = £0.652;

15.2.2	for the Services provided in Hong Kong: $1 = HK$7.763; and

15.2.3	for the Services provided in Canada: $1 = CA$1.025.

15.3	For all other Countries, the conversion shall be agreed between the parties when agreeing the terms of the Local Services Agreement.

15.4
If and to the extent HSBC requests that Charges for Services under a Local Services Agreement, which would ordinarily be payable in local currency, are to be billed to another HSBC Contracting Party in a different Country, and therefore payable in the local currency of that different Country, then the exchange rate used to convert the amount set out in the relevant invoice from local currency to local currency shall be determined by using www.xe.com and calculated as at the relevant invoice date.

16.	INVOICING

The Supplier shall comply with the HSBC invoicing processes set out at Appendix 5-A (HSBC Invoicing Processes) of this Schedule 5.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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17.	OVERPAYMENT

Further to clause 6.15 of the Agreement, any overpayments made by HSBC shall be repaid by the Supplier within sixty (60) days of discovery by the Supplier or of HSBC's notice to the Supplier of the overpayment (whichever is the earlier). Failure on the part of the Supplier to pay within this time period will result in interest being charged in respect of the amount overpaid at the per annum rate set out in clause 6.12 of the Agreement, calculated from day to day from the date of discovery or notice as described above (whichever is the earlier), until (and including) the date of repayment.

18.	CHANGES TO THE CHARGES

All charges set out in this Schedule 5 are maximums and shall not be subject to increases except where:

18.1	an increase in relation to specific charges has been agreed as a Change in accordance with the Change Procedure; and

18.2	such charge is subject to indexation in accordance with paragraph 14.2 of this Schedule 5 (adjusted for Index) or foreign exchange in accordance with paragraphs 15.2 and 15.3 of this Schedule 5.

19.	REDUNDANCY COSTS

The principles relating to the payment or recover of redundancy costs relating to Transferring Employees and Inscope Employees shall be agreed and set out in Schedule 7 (Human Resources). Any and all costs payable by either party associated with Transferring Employees and Inscope Employees shall be set out in the relevant Local Services Agreement.

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APPENDIX 5-A

HSBC Invoicing Processes

1.	CONTENT

1.1	The Supplier shall ensure that all invoices submitted to HSBC pursuant to this Agreement are submitted electronically and contain:

1.1.1	the VAT reference number if applicable; and

1.1.2	the total amount payable.

1.2
In addition, the Supplier shall issue an accompanying electronic version of the spread sheet set out below (either electronically with the invoice or as an enclosure together with the hard copy paper invoice, as applicable) containing the information set out in the following table (which for the avoidance of doubt shall be provided in the table format set out below):

Cost Centre	Nominal	Net Amount	VAT Amount	Gross Amount	Vat Percentage	Supplier Name	Invoice Date	Description	Supplier Number
[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]	[insert]

1.3	Invoices that are not submitted in accordance with this Appendix 5-A or which are incomplete may be rejected by HSBC in their entirety.

1.4
Where any invoices require information to be provided by HSBC and/or the HSBC Contracting Party in order for the Supplier to submit invoices in accordance with this Agreement, then HSBC and /or the HSBC Contracting Party shall ensure that such information is provided in order to enable invoices to be produced and submitted in accordance with the Invoice Dates.

2.	MANUAL AND E-INVOICING

2.1	Where requested by HSBC, the Supplier shall submit invoices either electronically or in hard copy by post, in which case the following details shall be notified to the Supplier:

2.1.1	name of recipient;

2.1.2	relevant HSBC Contracting Entity;

2.1.3	address of recipient (for paper invoices):

2.1.4	recipient email address (for e-invoicing).

2.2
HSBC may notify the Supplier of any updates or changes to the above invoicing details from time to time and the Supplier shall ensure that within two (2) Working Days of receipt of such notice all invoices comply with the updated details.

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3.	SERVICE MANAGEMENT CHARGES AND TRANSFORMATION CHARGES

3.1
Following the Signature Date, HSBC shall confirm to the Supplier the invoicing process applicable to the Service Management Charges and the Transformation Charges and the Supplier shall ensure that all invoices comply with the process within five (5) Working Days of receipt of such confirmation.

3.2
In the event that the Supplier has not received such confirmation by the relevant date(s) on which the Supplier becomes entitled to invoice for such Charges, then the Supplier shall be entitled to prepare an invoice for the attention of the Global Head of Learning Operations at HSBC Holdings Plc, 8 Canada Square, London, E14 5HQ.

3.3
HSBC may notify the Supplier of any changes to the invoicing process applicable to the Service Management Charges or the Transformation Charges from time to time and the Supplier shall ensure that within two (2) Working Days of receipt of such notification all invoices comply with such changes.

4.	LOCAL INVOICING PROCESS AND SERVICE REQUESTS

Any local additions or variations to this HSBC invoicing process shall be set out in the relevant Local Services Agreement or the relevant Service Request, as applicable.

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APPENDIX 5-B

Service Management Charges

1.
The Service Management Charges and Transformation Charges set out below are indicative of the applicable Charges based on the associated dates included in this illustration. Actual Charges will be calculated by reference to the actual signature dates and Services Commencement Dates of the relevant Local Services Agreement and the relevant Key Milestones Date(s), as applicable.

Service Management	Year 1	Year 2	Year 3
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Assumptions	Local Services Agreement signature date		Services Commencement Date
Assumptions	Date	Week	Date	Week	Total time
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]

Total Service Management Charge paid Year 1	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Amount of Service Management Charge ($)
2013
	Week	35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50	51	52
[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Amount of Service Management Charge ($)
2014 (Part 1 of 2)
	Week	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]					[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Amount of Service Management Charge ($)
2014 (Part 2 of 2)
	Week	18	19	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 5-C

Rate Card

1.	Onshore Design Rates - for content produced in UK, North America, France and Germany

Prices below are per hour of produced content

1.1	Development of competency in role – personal and professional

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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1.2	Development of competency in role – technical

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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1.3	Leadership and talent proposition offerings

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

1.4 Development of competency in role – management and leadership

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

1.5	Mandatory and regulatory

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement
1.6	Priority or strategic business/function initiatives

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

1.7	Business/Function line induction

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

1.8	Regional and Country level programmes

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

2.	Offshore Design Rates - for content produced in China, India, Mexico and South America

Prices below are per hour of produced content

2.1	Development of competency in role – personal and professional

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Global Outsourcing Services Agreement	Page 144

HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

2.2	Development of competency in role – technical

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Global Outsourcing Services Agreement	Page 145

HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

2.3	Leadership and talent proposition offerings

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.4	Development of competency in role – management and leadership

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.5	Mandatory and regulatory

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.6	Priority or strategic business/function initiatives

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.7	Business/Function line induction

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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2.8	Regional and Country level programmes

Learning Type	Product Type	Complexity	Year 1	Year 2	Year 3	Year 4
E-Learning	New course design	High	[***]	[***]	[***]	[***]
E-Learning	New course design	Medium	[***]	[***]	[***]	[***]
E-Learning	New course design	Low	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	High	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-engineering	Low	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	High	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-alignment	Low	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	High	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Medium	[***]	[***]	[***]	[***]
E-Learning	Re-purpose	Low	[***]	[***]	[***]	[***]
ILT	New course design	High	[***]	[***]	[***]	[***]
ILT	New course design	Medium	[***]	[***]	[***]	[***]
ILT	New course design	Low	[***]	[***]	[***]	[***]
ILT	Re-engineering	High	[***]	[***]	[***]	[***]
ILT	Re-engineering	Medium	[***]	[***]	[***]	[***]
ILT	Re-engineering	Low	[***]	[***]	[***]	[***]
ILT	Re-alignment	High	[***]	[***]	[***]	[***]
ILT	Re-alignment	Medium	[***]	[***]	[***]	[***]
ILT	Re-alignment	Low	[***]	[***]	[***]	[***]
ILT	Re-purpose	High	[***]	[***]	[***]	[***]
ILT	Re-purpose	Medium	[***]	[***]	[***]	[***]
ILT	Re-purpose	Low	[***]	[***]	[***]	[***]
VLT	New course design	High	[***]	[***]	[***]	[***]
VLT	New course design	Medium	[***]	[***]	[***]	[***]
VLT	New course design	Low	[***]	[***]	[***]	[***]
VLT	Re-engineering	High	[***]	[***]	[***]	[***]
VLT	Re-engineering	Medium	[***]	[***]	[***]	[***]
VLT	Re-engineering	Low	[***]	[***]	[***]	[***]
VLT	Re-alignment	High	[***]	[***]	[***]	[***]
VLT	Re-alignment	Medium	[***]	[***]	[***]	[***]
VLT	Re-alignment	Low	[***]	[***]	[***]	[***]
VLT	Re-purpose	High	[***]	[***]	[***]	[***]
VLT	Re-purpose	Medium	[***]	[***]	[***]	[***]
VLT	Re-purpose	Low	[***]	[***]	[***]	[***]

3.	Training Needs Analysis Rates

3.1	New course design, high complexity: [***] to the above prices.

3.2	For all other learning/product types and complexities: [***] to the above prices.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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4.	Translation Rates

Prices below are per course hour translated from English

Language to translate into	Complexity	Year 1-4
Arabic	High	[***]
Arabic	Medium	[***]
Arabic	Low	[***]
French	High	[***]
French	Medium	[***]
French	Low	[***]
Portuguese (Brazilian)	High	[***]
Portuguese (Brazilian)	Medium	[***]
Portuguese (Brazilian)	Low	[***]
Simplified Chinese	High	[***]
Simplified Chinese	Medium	[***]
Simplified Chinese	Low	[***]
Spanish (Latin-American)	High	[***]
Spanish (Latin-American)	Medium	[***]
Spanish (Latin-American)	Low	[***]
Traditional Chinese	High	[***]
Traditional Chinese	Medium	[***]
Traditional Chinese	Low	[***]
Turkish	High	[***]
Turkish	Medium	[***]
Turkish	Low	[***]
Bhasa (Indonesian)	High	[***]
Bhasa (Indonesian)	Medium	[***]
Bhasa (Indonesian)	Low	[***]
French (Canadian)	High	[***]
French (Canadian)	Medium	[***]
French (Canadian)	Low	[***]
Japanese	High	[***]
Japanese	Medium	[***]
Japanese	Low	[***]
Korean	High	[***]
Korean	Medium	[***]
Korean	Low	[***]
Polish	High	[***]
Polish	Medium	[***]
Polish	Low	[***]
Russian	High	[***]
Russian	Medium	[***]
Russian	Low	[***]
Thai	High	[***]
Thai	Medium	[***]
Thai	Low	[***]
Vietnamese	High	[***]
Vietnamese	Medium	[***]
Vietnamese	Low	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.	Video & Audio Rates

Prices below are per 5 minutes of produced content

Video/Audio	Complexity	Year 1-4
Video	High	[***]
Video	Medium	[***]
Video	Low	[***]
Audio	High	[***]
Audio	Medium	[***]
Audio	Low	[***]

6.	Assessment Rates

Prices below are for an assessment which includes 60 questions

Complexity	Year 1	Year 2	Year 3	Year 4
High	[***]	[***]	[***]	[***]
Medium	[***]	[***]	[***]	[***]
Low	[***]	[***]	[***]	[***]

7.	Design Project Day Rates

Prices below are per day

Role	Description of the role	Year 1-4
Project Manager	Project Planning, Budget, Performance	[***]
Performance Cons.	Strategy, performance, implementation	[***]
Change Management	Change Consultant	[***]
Learning Technologist	Technology Assess/roadmap	[***]
Sumtotal SME	Technology Assess/roadmap	[***]
Sharepoint SME	Technology Assess/roadmap	[***]
Questionmark SME	Technology Assess/roadmap	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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8.	Delivery Rates - excl. NAM

Prices below are per hour

Region	Country	Learning Type	Instructor type	Year 1	Year 2	Year 3	Year 4
UK	UK	ILT	Master trainer	[***]	[***]	[***]	[***]
UK	UK	ILT	Trainer	[***]	[***]	[***]	[***]
UK	UK	VLT	Master trainer	[***]	[***]	[***]	[***]
UK	UK	VLT	Trainer	[***]	[***]	[***]	[***]
LATAM	Argentina	ILT	Master trainer	[***]	[***]	[***]	[***]
LATAM	Argentina	ILT	Trainer	[***]	[***]	[***]	[***]
LATAM	Argentina	VLT	Master trainer	[***]	[***]	[***]	[***]
LATAM	Argentina	VLT	Trainer	[***]	[***]	[***]	[***]
LATAM	Brazil	ILT	Master trainer	[***]	[***]	[***]	[***]
LATAM	Brazil	ILT	Trainer	[***]	[***]	[***]	[***]
LATAM	Brazil	VLT	Master trainer	[***]	[***]	[***]	[***]
LATAM	Brazil	VLT	Trainer	[***]	[***]	[***]	[***]
LATAM	Mexico	ILT	Master trainer	[***]	[***]	[***]	[***]
LATAM	Mexico	ILT	Trainer	[***]	[***]	[***]	[***]
LATAM	Mexico	VLT	Master trainer	[***]	[***]	[***]	[***]
LATAM	Mexico	VLT	Trainer	[***]	[***]	[***]	[***]
LATAM	All Other Countries - LATAM	ILT	Master trainer	[***]	[***]	[***]	[***]
LATAM	All Other Countries - LATAM	ILT	Trainer	[***]	[***]	[***]	[***]
LATAM	All Other Countries - LATAM	VLT	Master trainer	[***]	[***]	[***]	[***]
LATAM	All Other Countries - LATAM	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Australia	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Australia	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Australia	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	Australia	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Mainland China	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Mainland China	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Mainland China	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	Mainland China	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Hong Kong	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Hong Kong	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Hong Kong	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	Hong Kong	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	India	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	India	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	India	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	India	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Indonesia	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Indonesia	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Indonesia	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	Indonesia	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Malaysia	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Malaysia	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Malaysia	VLT	Master trainer	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Region	Country	Learning Type	Instructor type	Year 1	Year 2	Year 3	Year 4
APAC	Malaysia	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Singapore	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Singapore	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Singapore	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	Singapore	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Taiwan	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Taiwan	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Taiwan	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	Taiwan	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	Vietnam	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	Vietnam	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	Vietnam	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	Vietnam	VLT	Trainer	[***]	[***]	[***]	[***]
APAC	All Other Countries - APAC	ILT	Master trainer	[***]	[***]	[***]	[***]
APAC	All Other Countries - APAC	ILT	Trainer	[***]	[***]	[***]	[***]
APAC	All Other Countries - APAC	VLT	Master trainer	[***]	[***]	[***]	[***]
APAC	All Other Countries - APAC	VLT	Trainer	[***]	[***]	[***]	[***]
EUROPE	France	ILT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	France	ILT	Trainer	[***]	[***]	[***]	[***]
EUROPE	France	VLT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	France	VLT	Trainer	[***]	[***]	[***]	[***]
EUROPE	Germany	ILT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	Germany	ILT	Trainer	[***]	[***]	[***]	[***]
EUROPE	Germany	VLT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	Germany	VLT	Trainer	[***]	[***]	[***]	[***]
EUROPE	Switzerland	ILT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	Switzerland	ILT	Trainer	[***]	[***]	[***]	[***]
EUROPE	Switzerland	VLT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	Switzerland	VLT	Trainer	[***]	[***]	[***]	[***]
EUROPE	Turkey	ILT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	Turkey	ILT	Trainer	[***]	[***]	[***]	[***]
EUROPE	Turkey	VLT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	Turkey	VLT	Trainer	[***]	[***]	[***]	[***]
EUROPE	All Other Countries - Europe	ILT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	All Other Countries - Europe	ILT	Trainer	[***]	[***]	[***]	[***]
EUROPE	All Other Countries - Europe	VLT	Master trainer	[***]	[***]	[***]	[***]
EUROPE	All Other Countries - Europe	VLT	Trainer	[***]	[***]	[***]	[***]
MENA	Egypt	ILT	Master trainer	[***]	[***]	[***]	[***]
MENA	Egypt	ILT	Trainer	[***]	[***]	[***]	[***]
MENA	Egypt	VLT	Master trainer	[***]	[***]	[***]	[***]
MENA	Egypt	VLT	Trainer	[***]	[***]	[***]	[***]
MENA	Saudi Arabia	ILT	Master trainer	[***]	[***]	[***]	[***]
MENA	Saudi Arabia	ILT	Trainer	[***]	[***]	[***]	[***]
MENA	Saudi Arabia	VLT	Master trainer	[***]	[***]	[***]	[***]
MENA	Saudi Arabia	VLT	Trainer	[***]	[***]	[***]	[***]
MENA	UAE	ILT	Master trainer	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Region	Country	Learning Type	Instructor type	Year 1	Year 2	Year 3	Year 4
MENA	UAE	ILT	Trainer	[***]	[***]	[***]	[***]
MENA	UAE	VLT	Master trainer	[***]	[***]	[***]	[***]
MENA	UAE	VLT	Trainer	[***]	[***]	[***]	[***]
MENA	All Other Countries - MENA	ILT	Master trainer	[***]	[***]	[***]	[***]
MENA	All Other Countries - MENA	ILT	Trainer	[***]	[***]	[***]	[***]
MENA	All Other Countries - MENA	VLT	Master trainer	[***]	[***]	[***]	[***]
MENA	All Other Countries - MENA	VLT	Trainer	[***]	[***]	[***]	[***]

9.	Delivery Rates - NAM

Prices below are per hour

9.1	Development of competency in role – personal and professional

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

9.2	Development of competency in role – technical

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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9.3	Leadership and talent proposition offerings

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

9.4	Development of competency in role – management and leadership

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

9.5	Mandatory and regulatory

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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9.6	Priority or strategic business/function initiatives

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

9.7	Business/Function line induction

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

9.8	Regional and Country level programmes

Country	Learning Type	Instructor type	Year 1-3	Year 4
US	ILT	Master trainer	[***]	[***]
US	ILT	Trainer	[***]	[***]
US	VLT	Master trainer	[***]	[***]
US	VLT	Trainer	[***]	[***]
Canada	ILT	Master trainer	[***]	[***]
Canada	ILT	Trainer	[***]	[***]
Canada	VLT	Master trainer	[***]	[***]
Canada	VLT	Trainer	[***]	[***]
All Other Countries - NAM	ILT	Master trainer	[***]	[***]
All Other Countries - NAM	ILT	Trainer	[***]	[***]
All Other Countries - NAM	VLT	Master trainer	[***]	[***]
All Other Countries - NAM	VLT	Trainer	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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10.	Delivery Rates – Contact Centres

Prices below are per hour

Region	Country	Year 1	Year 2	Year 3	Year 4
UK	N/A	[***]	[***]	[***]	[***]
NAM	All	[***]	[***]	[***]	[***]
LAM	Mexico	[***]	[***]	[***]	[***]
	Brazil	[***]	[***]	[***]	[***]
ASP	India	[***]	[***]	[***]	[***]
	Philippines	[***]	[***]	[***]	[***]
	China	[***]	[***]	[***]	[***]
	Sri Lanka	[***]	[***]	[***]	[***]
	Malaysia	[***]	[***]	[***]	[***]
Europe	Poland	[***]	[***]	[***]	[***]
MENA	Egypt	[***]	[***]	[***]	[***]

11.	Delivery Project Day Rates

Prices below are per day

Role	Description of the role	Year 1-4
Project Manager	Project Planning, Budget, delivery	[***]
Performance Consultant	Demand Management	[***]
VLT Moderator	Moderate sessions	[***]
VILT Consultant	VLIT Certification/Training	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 5-D

Milestone Payments

1.	Table 1 - Key Milestones and Milestone Payments relating to Transformation

No.	Key Milestone Activity			Key Milestone Date		Milestone Payments (%* of Transformation Charges)
	Academy	Activity	Milestone Type	Entry Gateway	Exit Gateway
1.	[***]	[***]	Interim Key Milestone	[***]	[***]	[***]
			Key Milestone	[***]	[***]	[***]
2.	[***]	[***]	Interim Key Milestone	[***]	[***]	[***]
			Key Milestone	[***]	[***]	[***]
3.	[***]	[***]	Interim Key Milestone	[***]	[***]	[***]
			Key Milestone	[***]	[***]	[***]
4.	[***]	[***]	Interim Key Milestone	[***]	[***]	[***]
			Key Milestone	[***]	[***]	[***]
5.	[***]	[***]	Interim Key Milestone	[***]	[***]	[***]
			Key Milestone	[***]	[***]	[***]
6.	[***]	[***]	Interim Key Milestone	[***]	[***]	[***]
			Key Milestone	[***]	[***]	[***]

* percentage allocation is based on FTE as per reported entity and business FTE numbers and as further described in the table below.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Transformation Payments:

		Interim Milestone ([***])		Final Milestone ([***])
Academy	SMC (Transformation)	$	% of total	$	% of total	Total
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
TOTAL	[***]	[***]	[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 5-E

Guaranteed Savings

1.	GUARANTEED SAVINGS

1.1.	From the Signature Date, the Supplier shall deliver the following Guaranteed Savings:

$10,000,000 over the period of three (3) year up to an including the Original Expiry Date, which shall be allocated as follows in each calendar year:

2013	$1,000,000
2014	$4,000,000
2015	$4,000,000
2016	$1,000,000

on the assumption that the Charges under this Agreement and all Local Services Agreements will, in aggregate, be equivalent to or exceed an amount equal to US $30,000,000 in each Year.

1.2.
Savings in excess of the amounts specified in paragraph 1.1 in the relevant calendar year shall be credited to the next subsequent calendar year. In the event that HSBC elects to extend the term of the Agreement for an additional period of two (2) years from the Original Expiry Date, then the parties shall discuss in good faith and agree the approach to Guaranteed Savings in Years 4 and 5, up to and including the Extended Expiry Date.

2.	SAVINGS DRIVERS

2.1.	Delivery Method-Driven Savings

2.1.1.
shall reduce the cost of Course delivery, through Course consolidation, Course content rationalisation, channel-shift, lean design, innovation, the introduction of new/more cost-efficient delivery methods and such other methods as may be identified from time to time;

2.1.2.	shall not result in the quality in the delivery of a Course or any Course content being compromised; and

2.1.3.	may be claimed by the Supplier through and against Savings Initiatives, which shall be presented to HSBC in accordance with paragraph 3 below.

2.2.	Rates-Driven Savings

2.2.1.	shall result from the Supplier delivering the Services at rates lower than those identified and set out in paragraph 1.1 above; and

2.2.2.	may be claimed by the Supplier in accordance with paragraph 2.1.3 above.

2.3.	Additional Savings

The Supplier may identify other savings drivers, which may be presented to HSBC from time to time as described in paragraph 3 below, and their application to the Services and the Charges would be at the sole discretion of HSBC, each a Savings Initiative and collectively the Savings Initiatives.

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3.	SAVINGS INITIATIVE PROCESS

3.1.	Savings Initiatives may be initiated:

3.1.1.
in response to a Service Request from HSBC, in which case the Supplier shall, within three (3) days of receipt of the Service Request, notify Global Head of Learning Operations of its intention to so do; or

3.1.2.	independently by the Supplier,

in each case, the Supplier shall, not less than ten (10) days prior to the next Global Board meeting or the Regional Board meeting (depending on the scope of the relevant Service Request), notify HSBC of its intention to submit a Savings Initiative for consideration by HSBC prior to the next meeting.

3.2.
In respect of each Savings Initiative and no later than seven (7) days prior to the relevant meeting (being either the Global Board meeting or the Regional Board meeting depending on the scope of the relevant Service Request), the Supplier shall submit to HSBC the following documents:

3.2.1.
Baseline Calculation Methodology, which shall set out the projected cost of delivery of the relevant Services based on the rates set out in Appendix 5-C (Rate Card) and an explanation of how the baseline figures have been calculated; and

3.2.2.
Savings Calculation Approach, which shall (i) set out the projected savings to be driven by the proposed Savings Initiative as against the Baseline Calculation Methodology, (ii) include an explanation of how the saving will be delivered, and (iii) include a direct comparison between the baseline and the proposed savings-delivery method, including any key changes that will drive the savings.

3.3.
On receipt of the documents referred to in paragraph 3.2, HSBC shall consider the proposals, with a view to discussing the proposed Savings Initiatives with the Supplier at the next scheduled board meeting. HSBC, may, in its absolute discretion, notify the Supplier in advance of such meeting of any queries it wishes to raise or points of clarification to be sought from the Supplier.

3.4.	Within a reasonable timeframe following the date of such meeting, HSBC will provide a formal response to the Supplier on the Savings Initiative, as to whether it is:

3.4.1.	accepted, where acceptance by HSBC in this context means that the Supplier has demonstrated to HSBC's satisfaction that the Savings Initiative will deliver the proposed savings; or

3.4.2.
rejected, in which case HSBC considers that either the 'Baseline Calculation Methodology' is incorrect or that the Suppler has failed to demonstrate to HSBC's satisfaction that the Savings Initiative will deliver the proposed savings.

3.5.
Where a Savings Initiative is accepted by HSBC in accordance with paragraph 3.4.1 above but is not implemented solely as a result of an action taken or a decision made by HSBC (e.g. if HSBC does not approve the relevant Service Request, where such Service Request was otherwise capable of approval) and through no act or omission of the Supplier, then the 'savings' identified in the Savings Initiative shall still be considered Actual Savings and count towards the Guaranteed Savings target applicable to the then current calendar year.

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4.	SAVINGS TRACKING

The Supplier shall track any and all Actual Savings resulting from Savings Initiatives, maintaining a record of:

4.1.
the cumulative total of Actual Savings achieved to date in the current calendar year and the total Actual Savings achieved in each previous calendar years, as applicable, together with a summary of performance against the Guaranteed Savings, and

4.2.
the Guaranteed Savings applicable to the current calendar year, and in each previous calendar year, as applicable, together with details of the remaining Guaranteed Savings due to be delivered during the remainder of the current calendar year, which will be reported by the Supplier to the Global Head of Learning Operations at HSBC on a monthly basis, and will be the subject of discussions at each Global Board meeting. The Supplier shall submit a cumulative quarterly report to HSBC no later than three (3) Working Days prior to the date of such meeting. On request, HSBC shall be entitled to audit the relevant records of the Supplier and interrogate the underlying data.

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Schedule 6

Benchmarking

1.	DEFINITIONS

The definitions used in this Schedule 6 are as set out in clause 1.2 of this Agreement.

2.	FREQUENCY OF BENCHMARK REVIEW

2.1	HSBC may, by written notice to the Supplier, require a Benchmark Review of any or all of the Services.

2.2
HSBC shall not be entitled to carry out a Benchmark Review during the twelve (12) month period from the Signature Date nor at intervals of less than twelve (12) months after any previous Benchmark Review in respect of the Services in the relevant Country that were the subject of that previous Benchmark Review. With regard to the Services provided under each Local Services Agreement, HSBC shall not be entitled to include such Services provided in that Country within the scope of a Benchmark Review until a period of six (6) months has elapsed from the Services Commencement Date in respect of the relevant Local Services Agreement entered into pursuant to this Agreement.

3.	PURPOSE AND SCOPE OF BENCHMARK REVIEW

3.1	The purpose of a Benchmark Review will be to establish whether a Benchmarked Service is, and/or the Benchmarked Services as a whole are, Good Value.

3.2	The Services that are to be the Benchmarked Services will be identified by HSBC in the written request submitted to the Supplier under paragraph 2.1 above.

4.	APPOINTMENT OF BENCHMARKER

4.1
The parties shall select the Benchmarker to carry out the Benchmark Review from one of the following organisations: Gartner, Deloitte, Ovum, KPMG, ISG or Everest provided if the parties cannot agree within ten (10) Working Days of notification of the Benchmark Review by HSBC, HSBC may select the Benchmarker. HSBC shall appoint and engage the Benchmarker.

4.2	HSBC will, at the written request of the Supplier, require the Benchmarker to enter into an appropriate confidentiality undertaking with the Supplier.

4.3
Each party shall bear its own costs (other than the costs of the Benchmarker) relating to a Benchmark Review. The costs and expenses of the Benchmarker shall be borne by HSBC unless the Benchmark Review finds that the Benchmarked Services are not Good Value or finds that particular Benchmarked Services are not Good Value, in which case the costs of the Benchmark Review (or the costs of the review relating to those particular Benchmarked Services) shall be borne by the Supplier.

5.	BENCHMARKING PROCESS

5.1
HSBC shall require the Benchmarker to produce, and to send to each party for approval, a draft plan for the Benchmark Review within ten (10) days after the date of the appointment of the Benchmarker, or such longer period as the Benchmarker shall reasonably request in all the circumstances. The plan shall include:

(a)	a proposed timetable for the Benchmark Review;

(b)	a description of the information that the Benchmarker requires each party to provide;

(c)	a description of the benchmarking methodology to be used based on this Schedule 6; and

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(d)	details of any entities which the Benchmarker proposes, having consulted with HSBC and the Supplier, to include within the Comparison Group.

5.2
Each party must give notice in writing to the Benchmarker and to the other party within ten (10) days after receiving the draft plan, advising whether it approves the draft plan, or, if it does not approve the draft plan, its reasons for withholding approval and any suggested amendments to that plan. Neither party may unreasonably withhold or delay its approval of the draft plan, and any suggested amendments must be reasonable. The decision to make any changes shall be at the sole discretion of the Benchmarker, unless the parties agree on the change(s) to be made (having considered the Benchmarker's recommendations), in which case the Benchmarker shall follow the parties’ joint instructions.

5.3
Where a party suggests amendments to the draft plan under paragraph 5.2, the Benchmarker shall, if it believes the amendments are reasonable, produce an amended draft plan and again send it to each party for approval. Paragraph 5.2 shall apply to any amended draft plan.

5.4	Failure by a party to give notice under paragraph 5.2 will be treated as approval of the draft plan by that party.

5.5
Once the plan is finalised, the Benchmarker will carry out the Benchmark Review in accordance with it. Each party shall procure that all the information described in the plan, together with any additional information reasonably required by the Benchmarker, is provided to the Benchmarker without undue delay.

5.6
Each party shall co-operate fully with the Benchmarker, including by providing access to records, technical documentation, premises, equipment, systems and personnel as and when reasonably requested by the Benchmarker, provided that the Benchmarker shall be instructed to minimise any disruption to the Services.

5.7	Either party may provide additional material to the Benchmarker to assist the Benchmarker in conducting the Benchmark Review.

5.8
Once it has received the information it requires, the Benchmarker shall finalise a sample of entities constituting the Comparison Group and collect data relating to Comparable Services provided that, if no identical or materially similar services exist in the market the Benchmarker shall propose an approach for developing a comparable service benchmark.

5.9
The selection of the Comparison Group (both in terms of number and identity of entities) and Comparable Services shall be a matter for the Benchmarker's professional judgment, but will be requested to consider the following:

(a)	information from other service providers to HSBC;

(b)	survey information;

(c)	market intelligence;

(d)	the Benchmarker's own data and experience;

(e)	relevant published information;

(f)	information from consultancies and/or other vendors or purchasers of Comparable Services; and

(g)	information from "in-house" providers to HSBC to the extent that Benchmarker considers that they are valid comparators.

5.10	The Benchmarker shall by applying the adjustment factors listed in paragraph 5.11 below and from an analysis of the Comparable Services derive the Equivalent Services Data and:

(a)	using the Equivalent Services Data calculate the Upper Quartile and/or median service levels;

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(b)	compare the Charges attributable to the Benchmarked Services (having regard in particular to the Service Levels and Service Credits regime) with the Upper Quartile using the Equivalent Services Data;

(c)	compare the Service Levels attributable to the Benchmarked Services (having regard to the Charges and Service Credits) with the median service levels using the Equivalent Services Data; and

(d)	determine whether or not each Benchmarked Service is, and/or the Benchmarked Services as a whole are, Good Value.

5.11
In carrying out the benchmarking analysis, the Benchmarker shall have regard to such matters as it considers appropriate, but it will be asked to consider the following matters when performing a comparative assessment of the Benchmarked Services and the Comparable Services in order to derive Equivalent Services Data:

(a)	the contractual and business environment under which the Services are being provided;

(b)	any front-end investment and development costs of the Supplier;

(c)	the Supplier's risk profile including the financial, performance or liability risks associated with the provision of the Services as a whole;

(d)	the extent of the Supplier's management and contract governance responsibilities; and

(e)
any other factors reasonably identified by the Supplier, which, if not taken into consideration, could unfairly cause the Supplier's pricing to appear non-competitive (such as erroneous costing or over-aggressive pricing).

6.	BENCHMARKER'S REPORT

6.1
The Benchmarker shall be required to prepare a report (Benchmarking Report), at the time specified in the plan approved under paragraph 5 of this Schedule 6, setting out its findings. Those findings shall be required to:

(a)	include a finding as to whether or not each Benchmarked Service is, and/or whether the Benchmarked Services as a whole are, Good Value;

(b)	include other findings (if any) regarding the quality and competitiveness or otherwise of those Services; and

(c)
if any Benchmarked Service is not Good Value, or the Benchmarked Services as a whole are not Good Value, specify the changes that would be required to the Services, and in particular to the Charges or Service Levels, that would be required to make that Benchmarked Service, or those Benchmarked Services as a whole, Good Value.

6.2	The Benchmarker shall act as an expert and not as an arbitrator and its decision shall be final and binding on the Supplier and HSBC (absent manifest error).

6.3	For the avoidance of doubt, Benchmark Reviews shall not result in any increase to the Charges or any decrease in the required performance of any Services or Service Levels.

6.4
If the Benchmarking Report states that any Benchmarked Service is not Good Value, or that the Benchmarked Services as a whole are not Good Value then the Supplier shall implement the changes set out in the Benchmarking Report as soon as reasonably practicable within a timescale agreed with HSBC but in any event no more than three (3) months. If the Supplier fails to implement the changes within this timescale, HSBC may terminate the Agreement for the Supplier's irremediable material breach pursuant to clause 24.1 of the Agreement.

6.5
Where any improvements are made to the Services, the Charges or the Service Levels in accordance with any Benchmarking Report, the parties shall document such improvements in accordance with the Change Procedure. Notwithstanding any provision of the Change Procedure, the Supplier shall not be entitled to charge HSBC in respect of the documentation of any such improvement, and shall not be able to object to the documentation of any such improvement.

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Schedule 7

Human Resources

1.	structure

1.1	This Schedule 7 is divided into four Parts and sets out provisions in relation to:

(a)	the initial transfer of the Transferring Employees from HSBC and/or other HSBC Group Members to the Supplier under the Employment Regulations (Part 1);

(b)	the initial recruitment of the Inscope Employees from HSBC and/or other HSBC Group Members by the Supplier in respect of circumstances where the Employment Regulations do not apply (Part 2);

(c)	Key Personnel (Part 3); and

(d)
the Re-Transfer of any employees from the Supplier to HSBC, any other HSBC Group Member or any Successor Supplier on Termination, Part Termination, cancellation or expiry of this Agreement or of any of the Services provided pursuant to it (Part 4).

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Part 1 Automatic Transfer of Transferring Employees

2.	transfer of employment

2.1
The parties acknowledge that the Employment Regulations may apply to a transaction contemplated by this Agreement. If the Employment Regulations apply, the contract of employment of each of the Transferring Employees assigned to the part of the business transferred by that transaction shall, subject to the relevant Local Services Agreement, have effect on and after the Relevant Transfer Date as if originally made with the Supplier instead of HSBC or the other relevant HSBC Group Member. With effect from the Relevant Transfer Date, all wages, salaries and entitlements to other contractual benefits (or, to the extent that it is not reasonably practicable to provide such contractual benefit, a benefit which is substantially equivalent) of the Transferring Employees who transfer pursuant to the Employment Regulations at that point (with the exception of pensions which shall be dealt with in the Local Services Agreement) and all the employer's liabilities in respect of the remuneration including but not limited to in respect of PAYE, tax deductions, social security payments and National Insurance contributions relating thereto and arising on or after the Relevant Transfer Date shall be discharged by the Supplier. HSBC and/or the other relevant HSBC Group Member shall be and remain liable for the payment of all such amounts accruing up to the Relevant Transfer Date and all necessary apportionments shall be made. In the case of benefits which accrue or are deemed to accrue during the financial year but fall to be paid after the Relevant Transfer Date by the Supplier HSBC or other relevant HSBC Group Member shall remain liable for the proportion of the Transferring Employees and/or Inscope Employees transferring that is equivalent to the proportion of the financial year that elapses up to and on the Relevant Transfer Date. The Supplier shall pay to the Transferring Employee and/or Inscope Employee as the case may be and HSBC or the other relevant HSBC Group Members shall reimburse the Supplier for that proportion

2.2
Notwithstanding the acknowledgement and agreement in paragraph 2.1 of this Part 1, in the event that a court or tribunal determines that the Employment Regulations do not apply to a transaction contemplated by this Agreement the Supplier shall, subject to the relevant Local Services Agreement, with effect from the Relevant Transfer Date offer employment to each Transferring Employee on like terms and conditions to those on which they would have been employed by the Supplier had the Employment Regulations applied or, to the extent that it is not reasonably practicable to do so in respect of any such term, on terms which are substantially equivalent.

2.3
Where a Transferring Employee accepts such an offer of employment made pursuant to paragraph 2.2 from the Supplier, HSBC shall, save in respect of confidentiality obligations, waive any post-termination restrictions contained in the contracts of employment of such Transferring Employee to the extent to which they would otherwise prevent that Transferring Employee from commencing employment with the Supplier.

2.4	Pensions and Related Benefits: The provisions of the Local Services Agreement, shall apply with regard to the pensions and related benefits of the Transferring Employees.

3.	employee information

3.1
HSBC shall, at the request of the Supplier, deliver or make available to the Supplier within twenty-one (21) days following receipt of such request copies of all tax, PAYE, Social Security and/or National Insurance records and copies of any other documents or records (reasonably requested by the Supplier) which are relevant to the Transferring Employees.

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3.2
HSBC shall preserve the originals of such records and/or documents for a period of at least six (6) years in respect of Transferring Employees in the UK (or such period as may be required by any relevant laws outside the UK) after the Relevant Transfer Date and shall allow the Supplier access to the same at all reasonable times to the extent necessary to enable the Supplier to deal with any matters relating to the Transferring Employees and shall as and when requested by the Supplier to do so, produce the same to the relevant authorities.

3.3
Should HSBC wish to dispose of or destroy any such records or documents prior to the expiry of the period referred to in paragraph 3.2 of this Part 1, it shall not do so without informing the Supplier of its intention to do so and if the supplier so requests HSBC shall deliver to the Supplier such of the records or documents as the Supplier may reasonably request.

4.	warranties

4.1	HSBC shall no later than sixty (60) days prior to the signing of a Local Services Agreement in a Country disclose the following information about Transferring Employees:

(a)	identity number, date of birth and commencement of employment;

(b)	details of all remuneration payable and any other emoluments and benefits provided to all such persons, together with the terms upon which such remuneration, emoluments and benefits are payable;

(c)	details of any other material terms and conditions of employment of such persons;

(d)
details of any disciplinary action taken against and grievances raised by any Transferring Employees in the two (2) years prior to the Relevant Transfer Date (to the reasonable knowledge of HSBC's and the other relevant Group Member's Human Resources Department);

(e)
details of any court or tribunal proceedings brought by any Transferring Employee in the two (2) years prior to the Relevant Transfer Date (or which HSBC's and the other relevant Group Member's Human Resources Department has reasonable grounds to believe may be brought by any Transferring Employee arising out of such employee's employment with HSBC or any other HSBC Group Member);

(f)	information of any collective agreement which will have effect after a Relevant Transfer Date in its application to any Transferring Employee;

(g)	copies of employment contracts and contractual policies, procedures, rules and regulations applicable to any Transferring Employees; and

(h)	all material pensions documentation and information in respect of the Transferring Employees and the pension arrangements that they participated in immediately prior to the Relevant Transfer Date.

4.2	Where HSBC has provided information pursuant to paragraph 9.1 of this Part 1 HSBC shall promptly inform the Supplier of any changes to the same prior to the Relevant Transfer Date.

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4.3
Subject to the Disclosure Letter to the Local Services Agreement, HSBC shall make the following warranties on the Signature Date of the relevant Local Services Agreement and reserves the right to amend such letter on and up to any Relevant Transfer Date:

(a)	the information at paragraph 4.1 is true, complete and accurate;

(b)	the Local Services Agreement contains an exhaustive list of Transferring Employees;

(c)
there is no existing or threatened or pending industrial or trade dispute involving HSBC or any other HSBC Group Member, and any of the Transferring Employees and, so far as HSBC is aware, there are no facts which might indicate that there may be any such dispute;

(d)
so far as HSBC is aware, there are no current, pending or threatened claims of any type against it and/or any other HSBC Group Member and/or any pension scheme or trustee of any pension scheme operated by HSBC by any existing including but not limited to the Transferring Employees or former employee or worker who is or was employed or engaged in connection with the provision of the Services for HSBC or any other HSBC Group Member;

(e)
there have been no changes to any of the terms and conditions of employment of any of the Transferring Employees which have been made in connection with the transfer of the Services to the Supplier pursuant to the terms of this Agreement, and neither HSBC nor any other HSBC Group Member has dismissed any employee in connection with such transfer. For the avoidance of doubt, this paragraph 4.3(e) will not prevent HSBC from taking any steps appropriate for the operation of its business;

(f)
there are no agreements or arrangements (whether oral or in writing) between HSBC or any other HSBC Group Member, and any independent recognised trade union or any other representative of any Transferring Employees for collective bargaining purposes;

(g)
neither HSBC nor any other HSBC Group Member is involved in negotiations to vary the terms and conditions of employment and/or pension benefits of the Transferring Employees, whether with the Transferring Employees or any Transferring Employees' representative, and has not made any representations, promises, offers or proposals to any of the Transferring Employees, or to any Transferring Employees' representative, concerning or affecting the terms and conditions of employment of any of the Transferring Employees;

(h)
save for reimbursement of the benefits accruing up to the Relevant Transfer Date provided for in paragraph 2.1 herein, HSBC and any other relevant HSBC Group Member has discharged its obligations in full in relation to salary, wages, commission, bonuses, overtime pay, holiday pay, sick pay, pension contribution and all other benefits and emoluments relating to the Transferring Employees in respect of all periods up to and including the Relevant Transfer Date;

(i)
HSBC and any other relevant HSBC Group Member has deducted from all emoluments paid to the Transferring Employees, in respect of all periods up to and including the Relevant Transfer Date, and accounted to the relevant authorities for all amounts properly deductible under all relevant tax regulations for the time being in force and all social security contributions at the rates for the time being in force;

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(j)
there are no Transferring Employees who are currently the beneficiary of benefit payable under any long-term permanent health or long term disability insurance or who are being considered for such benefit; and

(k)
there are no Transferring Employees who have been excluded from membership of a pension scheme operated by HSBC in contravention of any laws including but not limited to Article 141 of the Treaty of Rome and all legislation made in consequence of that Article.

5.	indemnities

5.1
HSBC shall indemnify the Supplier and keep it indemnified against each and every Employment Claim arising out of or relating to any claim by any Transferring Employee which arises as a result of any act or omission by HSBC or any other HSBC Group Member relating to their employment before the Relevant Transfer Date.

5.2	Without prejudice to paragraph 5.1 above, HSBC shall indemnify the Supplier in the circumstances as set out in this paragraph 5.2.

(a)	This sub-paragraph operates in the following circumstances:

(i)
if any person who is an employee of HSBC or any other HSBC Group Member, but not a Transferring Employee or an Inscope Employee, who claims that his contract of employment has transferred from HSBC or any other HSBC Group Member to the Supplier as a result of the Employment Regulations and claims that at the date of the claim, he is still employed by the Supplier, or would have been so employed had he not been dismissed by the Supplier, HSBC or any other HSBC Group Member; or

(ii)
if any Transferring Employee claims that his contract of employment has not been transferred to the Supplier as a result of the Employment Regulations and claims that he is still employed by HSBC or any other HSBC Group Member as at the date of the claim.

(b)	In either of these events, the following process will apply:

(i)	the Supplier and HSBC (or the other relevant HSBC Group Member), as the case may be, will notify the other within fourteen (14) days of becoming aware of any such claim;

(ii)	the Supplier and HSBC (or the other relevant HSBC Group Member) will consult with each other with a view to resolving such claims;

(iii)
within twenty-one (21) days of such notification, the Supplier (in the case of paragraph 5.2(a)(i) above) or HSBC or the other relevant HSBC Group Member (in the case of paragraph 5.2(a)(ii) above) may offer employment to such person;

(iv)	within fourteen (14) days of the expiry of that twenty-one (21) day period, the other party may offer employment to such person;

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(v)
if, at the end of the periods set out in paragraphs 5.2(a)(i) to 5.2(b)(iv) (inclusive) above no such offer of employment has been made or such offer has been made but not accepted, then HSBC or the other relevant HSBC Group Member (in the case of paragraph 5.2(a)(i) above) or the Supplier (in the case of paragraph 5.2(a)(ii) above) may, having notified the other party in writing, terminate the employment of such person.

(c)
Subject to the Supplier complying fully with its obligations pursuant to the provisions of paragraph 5.2(b) above or acting in any other way as may be agreed between the parties, HSBC will indemnify the Supplier against all and any Employment Claims arising out of such termination of employment.

5.3	The indemnity provided in paragraph 5.2 of this Part 1 shall be limited in the following ways:

(a)	it will cease to apply [***] after the Relevant Transfer Date if, by that date, no notice has been given pursuant to paragraph 5.2(b)(i) (above); and

(b)	it will not apply to any liability which is created or increased by any act or omission of the Supplier save for the Supplier following the provisions of paragraph 5.2(b) above.

5.4
Subject to paragraph 5.2 of this Part 1 and the terms of the Local Services Agreement, the Supplier shall indemnify and keep HSBC and any other HSBC Group Member indemnified against each and every Employment Claim arising out of or relating to any claim by any Transferring Employee which arises as a result of any act or omission by the Supplier whether before, on or after the Relevant Transfer Date.

5.5
Subject to paragraph 5.6 of this Part 1, HSBC shall indemnify the Supplier and keep it indemnified against each and every Employment Claim arising from any failure of HSBC or any other HSBC Group Member to comply with its legal obligations relating to the provision of information and consultation under the Employment Regulations, save to the extent that such failure has arisen as a result of the Supplier's failure to comply with its legal obligations relating to the provision of information and consultation under the Employment Regulations and subject to the Supplier taking reasonable and appropriate steps to both defend against any claims arising from such failure and to minimise the liability flowing from such failure.

5.6
The Supplier shall indemnify and keep indemnified HSBC and each other HSBC Group Member against each and every Employment Claim arising as a result of any failure by the Supplier to comply with its legal obligations relating to the provision of information and consultation under the Employment Regulations.

5.7	In respect of the indemnities given in this Schedule:

(a)
the indemnified party shall give written notice to the indemnifying party as soon as is practicable of the details of any claim or proceedings brought or threatened against it by a third party in respect of which a claim will or may be made under the relevant indemnity;

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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(b)
the indemnifying party shall at its own expense have the exclusive right to defend, conduct and/or settle all claims and proceedings which may be brought by a third party to the extent that such claims or proceedings may be covered by the relevant indemnity provided that where there is an impact upon the indemnified party, the indemnifying party shall consult with the indemnified party and shall at all times keep the indemnified party informed of all material matters; and

(c)
the indemnified party shall at the indemnifying party's expense, provide all reasonable assistance and documentation required by the indemnifying party in connection with, and act as or be joined as defendant in, any claim or proceedings brought by a third party. The indemnifying party shall reimburse the indemnified party for all reasonable costs and expenses (including but not limited to legal costs and disbursements) incurred in providing such cooperation or arising as a result of the indemnifying party's failure to defend, conduct and/or settle such claims and proceedings.

6.	EMPLOYMENT OF TRANSFERRING EMPLOYEES

6.1
The Supplier agrees that at all times the Transferring Employees shall be employed by the Supplier or a member of the Supplier's Group and that they shall not be employed by any third party entity outside the Supplier's Group.

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Part 2 Recruitment of Inscope Employees

7.	EMPLOYEE INFORMATION AND RECRUITMENT PROCESS

7.1	HSBC shall no later than sixty (60) days prior to the signature of a Local Services Agreement in a Country disclose the following information about the Inscope Employees:

(a)	employee number, date of birth and commencement of employment;

(b)	details of all remuneration payable and any other emoluments and benefits provided to all Inscope Employees, together with the terms upon which such remuneration, emoluments and benefits are payable;

(c)	details of any other material terms and conditions of employment of such persons;

(d)	copies of employment contracts and contractual policies, procedures, rules and regulations applicable to the Inscope Employees; and

(e)	any relevant pensions information.

7.2	Where HSBC has provided information pursuant to paragraph 9.1 of Part 4 HSBC shall promptly inform the Supplier of any changes to the same prior to the Relevant Transfer Date.

7.3
The Supplier shall offer contracts of employment to all of the Inscope Employees prior to the Relevant Transfer Date on like terms and conditions to those which they were employed by HSBC immediately prior to the Relevant Transfer Date or, to the extent that it is not reasonably practicable to do so in respect of any terms, on terms which are not materially to the detriment of such Inscope Employees. All offers of employment shall have an employment commencement date which is the Relevant Transfer Date.

7.4
Where an Inscope Employee accepts such an offer of employment from the Supplier, HSBC shall, save in respect of confidentiality obligations, waive any post-employment restrictions contained in the contracts of employment of any Inscope Employees to the extent to which they would otherwise prevent the Inscope Employees from commencing employment with the Supplier.

7.5	HSBC provides no warranty, representation or recommendation to the Supplier as to the quality, credentials, qualifications, expertise or experience of any of the Inscope Employees.

7.6
The Supplier agrees that those Inscope Employees who accept employment with the Supplier pursuant to this paragraph 7 shall at all times be employed by the Supplier or a member of the Supplier's Group and that they shall not be employed by any third party entity outside the Supplier's Group.

7.7	For the avoidance of doubt, HSBC shall have no liability in connection with the employment of the Inscope Employees by the Supplier or a member of the Supplier's from the Relevant Transfer Date.

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Part 3 Key Personnel

8.	key personnel

8.1	The Supplier shall ensure that the Key Personnel devote substantially their whole time and effort to the performance of the Services for which they are designated Key Personnel.

8.2	The Supplier shall take all reasonable steps to ensure that it retains the services of the Key Personnel, and will change individual Key Personnel only if:

(a)	requested to do so by HSBC;

(b)	that individual Key Personnel becomes unavailable for a period of three (3) months in any period of six (6) months due to ill health;

(c)	that individual Key Personnel leaves the Supplier’s employment;

(d)
in the ordinary course of business that individual Key Personnel applies for and is offered a transfer or promotion with the effect that he or she will no longer be involved in the provision of the Services, provided that the Supplier provides at least three (3) months' prior notice (or such lesser period as may be agreed between the parties) and before such transfer or promotion, the Supplier will use its reasonable endeavours to find a suitable replacement and to arrange for a reasonable handover period between the outgoing and incoming employee;

(e)	the Services for which the individual is designated Key Personnel are completed to HSBC’s satisfaction;

(f)	HSBC consents to the change, which consent will not be unreasonably withheld; or

(g)	that individual Key Personnel is dismissed for serious or gross misconduct, or any other justifiable reason.

8.3	If any of the Key Personnel become temporarily unavailable the Supplier shall, acting reasonably, take such steps as may be necessary to ensure the continuation of the Services.

8.4
Before assigning a replacement employee to the role formerly undertaken by any Key Personnel the Supplier shall: (i) provide HSBC or the relevant HSBC Group Member with a curriculum vitae and any other information about the individual reasonably requested by HSBC or the relevant HSBC Group Member; and (ii) then introduce the individual to HSBC who will indicate within thirty (30) days after being introduced to that individual if it reasonably objects to the appointment of that individual as a member of Key Personnel, together with its reasons for such objections. If no such indication is received within that thirty (30) day period the individual will be deemed accepted as Key Personnel and the list in the relevant Local Services Agreement updated accordingly. If any such objection is received, the Supplier shall not assign the individual as Key Personnel.

8.5
HSBC may request a change to the identity of any Key Personnel (either by the removal of an individual or individuals from the list of Key Personnel in the relevant Local Services Agreement or inclusion of other Supplier Personnel on the list of Key Personnel in the relevant Local Services Agreement) subject to the consent of the Supplier, such consent not to be unreasonably withheld or delayed.

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8.6
The parties acknowledge that the Key Personnel are likely to have access to Confidential Information which is critical to HSBC's effectiveness and competitiveness. The Supplier shall ensure that no Key Personnel shall provide any services (whether similar or dissimilar to the Services) to any Competitor of HSBC during the term of this Agreement at any time while they remain Key Personnel or for a period of six (6) months thereafter.

8.7
HSBC may require the Supplier to remove or procure the removal of any of the Key Personnel whom it considers to be unsatisfactory for any reason which has a material impact on such person’s responsibilities.

8.8	If the Supplier replaces the Key Personnel as a consequence of this paragraph 8, the cost of effecting such replacement shall be borne by the Supplier.

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Part 4 Termination, Part Termination or Expiry of this Agreement

9.	supplier personnel information

9.1
At least six (6) months before the expiry of this Agreement or any individual affected Local Services Agreement, or within twenty-one (21) days following service of notice of Termination or Part Termination, the Supplier shall, subject to any applicable legislation governing the use of personal data, within twenty-one (21) days of HSBC's or relevant HSBC Group Member’s request for the same, provide HSBC for itself, any HSBC Group Member or for any Successor Supplier, in respect of the then employees of the Supplier wholly or mainly engaged by the Supplier in the provision of the Services or such part of the Services subject to Part Termination (the Core Personnel), with the details set out in paragraph 4.1 in Part 1 of this Schedule.

9.2
From the date which is six (6) months before the expiry of this Agreement or any individual affected Local Services Agreement, or at any time following service of notice of Termination or Part Termination, the Supplier shall not and shall procure that the Supplier Affiliates shall not, without the prior written consent of HSBC such consent not to be unreasonably withheld or delayed:

(a)	increase the total number of employees who are Core Personnel;

(b)	make or propose any changes to the terms and conditions of employment of Core Personnel;

(c)
increase the proportion of working time spent on the Services by any Supplier or Supplier Affiliate employees (save for fulfilling orders previously requested by HSBC or if relevant any HSBC Group Member).

9.3	Where the Supplier has provided information pursuant to paragraph 9.1 of this Part 4 (the Core Personnel Information), the Supplier shall:

(a)	inform HSBC of any material change to the same;

(b)	use Reasonable Endeavours to clarify any matter on which clarification is reasonably requested by HSBC; and

(c)
use Reasonable Endeavours to co-operate with any other reasonable requests made by HSBC concerning the Core Personnel Information as soon as practicable and will use Reasonable Endeavours to do so within fourteen (14) days of any such change, discovery of new information, or receipt of such request.

9.4
HSBC agrees that any Core Personnel Information provided to it or to any potential Successor Supplier pursuant to this paragraph 9 shall be held by HSBC and any potential Successor Supplier in confidence, and that it shall use Reasonable Endeavours to:

(a)
restrict the disclosure of such Core Personnel Information to such employees of HSBC, any other HSBC Group Member, any potential Successor Supplier and their respective advisors as is necessary for the purposes of reasonable due diligence;

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(b)	ensure that such Core Personnel Information shall not be used for any other reason other than the proposed transfer to a Successor Supplier; and

(c)	retain such Core Personnel Information for no longer than reasonably necessary,

provided that HSBC's obligations under this paragraph 9 will be subject to any right or obligation to disclose any information imposed by law or by a court of competent jurisdiction or by any Regulator.

10.	change to a successor supplier, re-transfer provisions and termination and part termination of the services

10.1
HSBC and the Supplier acknowledge and agree that where HSBC, any other HSBC Group Member or a Successor Supplier provides Replacement Services on or after the Termination Date or on a Part Termination Date, the provision of such Replacement Services subject to Part Termination, may (depending on the location and precise facts of each case) constitute a "relevant transfer" for the purposes of the Employment Regulations (a Re-Transfer). To the extent that the Employment Regulations apply, the contracts of employment of the Core Personnel and any applicable collective agreements will have effect from the Termination Date, or Part Termination Date as the case may be, as if originally made between HSBC, the other relevant HSBC Group Member or the Successor Supplier (as the case may be) and such Core Personnel (Re-Transferring Personnel), and in the case of any collective agreements between HSBC, the other relevant HSBC Group Member or the Successor Supplier (as the case may be) and the relevant trade union or other representative body.

10.2	Each party agrees in such circumstances to comply fully with all its respective obligations under the Employment Regulations.

10.3
HSBC shall use Reasonable Endeavours to procure that any Successor Supplier shall comply with its obligations pursuant to the Employment Regulations to provide the Supplier with all information which it reasonably requires in order to enable the Supplier to comply with any requirement to inform and consult with the Re-Transferring Personnel or their representatives pursuant to the Employment Regulations and HSBC shall use Reasonable Endeavours to procure that there is written into any contract with a Successor Supplier a paragraph requiring that any Successor Supplier shall indemnify the Supplier and keep the Supplier indemnified against each and every Employment Claim arising as a result of any failure by HSBC, any other HSBC Group Member or, as the case may be, the Successor Supplier to comply with such obligations.

10.4
Subject to paragraph 10.3 of this Part 4, the Supplier shall indemnify and keep indemnified HSBC and each other HSBC Group Member against each and every Employment Claim arising out of any failure by the Supplier to comply with its obligations to inform and consult with its employees or their representatives pursuant to the Employment Regulations.

10.5
HSBC shall indemnify the Supplier and keep the Supplier indemnified against each and every Employment Claim brought against the Supplier relating to any of the Re-Transferring Personnel where such Employment Claim arises out of or relates to any act or omission of HSBC or any other HSBC Group Member or Successor Supplier in the period before or on or after the Termination Date or Part Termination Date.

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10.6
The Supplier shall indemnify and keep indemnified HSBC and each other HSBC Group Member against each and every Employment Claim brought against HSBC or any other HSBC Group Member arising out of or in connection with any claim by or on behalf of any Re-Transferring Personnel, which arises as a result of any act or omission of the Supplier relating to their employment with the Supplier before the Termination Date or Part Termination Date.

10.7	Without prejudice to paragraph 10.6 above, the Supplier shall indemnify HSBC and any other HSBC Group Member in the circumstances as set out in this paragraph 10.7.

(a)	This sub-paragraph operates in the following circumstances:

(i)
if any person who is an employee of the Supplier but not Core Personnel claims that his contract of employment has transferred from the Supplier or Supplier Affiliate to HSBC and any other HSBC Group Member and/or a Successor Supplier as a result of the Employment Regulations and claims that at the date of the claim, he is still employed by the HSBC and any other HSBC Group Member and/or a Successor Supplier, or would have been so employed had he not been dismissed by HSBC and any other HSBC Group Member and/or a Successor Supplier; or

(ii)
if any Re-Transferring Personnel claims that his contract of employment has not been transferred to HSBC and/or a Successor Supplier as a result of the Employment Regulations and claims that he is still employed by the Supplier as at the date of the claim.

(b)	In either of these events, the following process will apply:

(i)	the Supplier and HSBC (or the other relevant HSBC Group Member), as the case may be, will notify the other within fourteen (14) days of becoming aware of any such claim;

(ii)	the Supplier and HSBC (or the other relevant HSBC Group Member) will consult with each other with a view to resolving such claims;

(iii)
within twenty-one (21) days of such notification, the Supplier (in the case of paragraph 10.7(a)(ii) above) or HSBC and/or a Successor Supplier (in the case of paragraph 10.7(a)(ii) above) may offer employment to such person;

(iv)	within fourteen (14) days of the expiry of that twenty-one (21) day period, the other party may offer employment to such person;

(v)
if, at the end of the periods set out in paragraphs 10.7(b)(i) to 10.7(b)(iv) (inclusive) above no such offer of employment has been made or such offer has been made but not accepted, then the Supplier or Supplier Affiliate (in the case of paragraph 10.7(a)(i) above) or HSBC and/or a Successor Supplier (in the case of paragraph 10.7(a)(ii) above) may, having notified the other party in writing, terminate the employment of such person.

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(c)
Subject to HSBC and any other HSBC Group Member complying fully (and procuring that any Successor Supplier complies fully) with its obligations pursuant to the provisions of paragraph 10.7(b) above or acting in any other way as may be agreed between the parties, the Supplier will indemnify HSBC and/or any Successor Supplier against all and any Employment Claims arising out of such lawful termination of employment.

10.8	The indemnities provided in paragraphs 10.6 and 10.7 of this Part 4 shall be limited in the following ways:

(a)
they will cease to apply six (6) months after the Termination Date or Part-Termination Date if, by that date, no notification has been received by either HSBC or Supplier or Supplier Affiliate pursuant to paragraph 10.7(b) above of an actual or proposed claim as defined in 10.6 above; and

(b)
they will not apply to any liability which is created or increased by any act or omission of the HSBC and/or a Successor Supplier save for HSBC and/or the Successor Supplier following the provisions of paragraph 10.7(b) above.

10.9	The Supplier shall warrant to HSBC and/or (if applicable) the Successor Supplier to the best of its knowledge and belief:

(a)
data to be disclosed under paragraph 9 of this Part 4 above will have at the Termination Date been complete and accurate in all respects and it discloses all material terms and conditions of employment of the Re-Transferring Personnel; and

(b)
save for benefits which accrue or are deemed to accrue to the Termination Date but are paid at a date later than the Termination Date, for which the Supplier shall remain liable on the basis of the time elapsed from commencement of the current financial year to the Termination Date as a proportion of the whole of the financial year, it will have satisfied all of its obligations by the Termination Date with respect to all outgoing and accrued liabilities in respect of the Re-Transferring Personnel, including, without limitation, wages, contractual bonuses, commission, holiday remuneration, payments of PAYE, tax, social security and national insurance contributions.

10.10	The parties shall fully and promptly co-operate in good faith to procure the smooth and lawful transfer of the Re-Transferring Personnel to HSBC or a Successor Supplier.

10.11
In the event that HSBC and/or any Successor Supplier offers employment to any Core Personnel who are not Re-Transferring Personnel and such offer is accepted by them, to commence on or after the Termination Date or Part Termination Date the Supplier shall waive any post-employment restrictions contained in their contracts of employment which would otherwise prevent them from commencing employment with HSBC and/or any Successor Supplier.

10.12
The Supplier shall provide no warranty, representation or recommendation to HSBC and/or any Successor Supplier as to the quality, credentials, qualifications, expertise or experience of any of the Re-Transferring Personnel.

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Schedule 8

Not Used

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Schedule 9

Governance

1.	DEFINITIONS AND Introduction

1.1	The definitions used in this Schedule 9 are as set out in clause 1.2 of this Agreement.

1.2	This Schedule sets out the governance model for this Agreement, including the roles and responsibilities of the parties required to maintain an effective working relationship.

1.3	There are three levels of governance:

1.3.1	Global Board;

1.3.2	Regional Boards; and

1.3.3	Local Boards,

each a Governance Body and together the Governance Bodies.

2.	governance model to be used

2.1	Establishment of the Governance Bodies

2.1.1	The Governance Bodies shall be established by HSBC under this Agreement on which both the Supplier and HSBC shall be represented.

2.1.2	The Governance Bodies shall be:

(a)	the Global Board: the Global Board (as further described in paragraph 3.1) shall be responsible for:

(i)	providing senior level guidance, decision making, sign-off/approval, leadership and strategy for the Services; and

(ii)	being the point of escalation from the Regional Board;

(b)	the Regional Boards: each Regional Board (as further described in paragraph 3.2) shall be responsible for:

(i)	providing operational guidance for each Country in the relevant region; and

(ii)	being the point of escalation from each Local Board within the region; and

(c)	the Local Boards: each Local Board (as further described in paragraph 3.3) shall be responsible for providing operational guidance in the relevant Country.

2.2	Objectives

2.2.1	The parties intend that the governance regime set out in this Schedule shall assist in ensuring that:

(a)	the Services are provided in accordance with this Agreement;

(b)	the provision of Services is regularly monitored to ensure compliance with this Agreement, and that appropriate and timely action is taken to deal with any risks, or issues that arise;

(c)	both parties undertake their responsibilities in a timely and professional manner; and

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(d)	risks, and issues are pro-actively managed and mitigated until resolved in accordance with agreed timescales, in a co-operative manner.

2.2.2	The Supplier shall ensure that:

(a)	it is able to respond promptly and effectively to both predictable and unpredictable change (both by way of the Change Procedure and more generally by way of its approach to the Services);

(b)	appropriate resource is made available on a regular basis such that the aims, objectives and specific provisions of this Agreement can be fully realised; and

(c)
it makes appropriate arrangements for each of the governance meetings identified in this Schedule, including by sending timely meeting invites, and relevant meeting documentation and agendas in advance of the meeting.

2.3	Key Roles and Responsibilities

2.3.1
The parties shall appoint the following persons to act in the roles described in this paragraph 2.3 and attend the relevant meetings, on and from the Signature Date. Further persons/roles relating to a particular Country shall be set out in the relevant Local Services Agreement, as applicable.

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2.3.2
The parties shall ensure that their respective representatives in the governance model are empowered and authorised to resolve the issues before them. An HSBC representative will chair each of the governance meetings.

(a)	HSBC Roles and Responsibilities

Role Title	Role / Responsibility Description
Global Board
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Regional Board
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Local Board
[***]	[***]
[***]	[***]

(b)	Supplier Roles and Responsibilities

The persons occupying the Supplier roles set out in the table below (and in relation to a specific Country, as may be set out in the relevant Local Services Agreement) shall be considered Key Personnel.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Role Title	Role / Responsibility Description
Global Board
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Regional Board
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Local Board
[***]	[***]
[***]	[***]

3.	ROLES OF THE GOVERNANCE BODIES

3.1	The Global Board

3.1.1	The Global Board shall:

(a)
meet on a quarterly basis unless otherwise agreed by the Global Board, the first of which shall be on a date to be agreed by HSBC and the Supplier and held within a period of three (3) months following the Signature Date;

(b)	notwithstanding the role of the Governance Bodies as set out in this Schedule 9, set the terms of reference for each other Governance Body;

(c)	ensure that this Agreement is operated throughout the term in a manner which optimises the value for money and operational benefit derived by HSBC;

(d)
oversee the HSBC/Supplier relationship to ensure it is meeting HSBC’s objectives and will continue to do so in a changing environment, driving further improvements and meeting Country and regional compliance requirements;

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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(e)	determine the strategy for the provision of the Services and provide guidance on policy matters which may impact the implementation of the Services or any future Services;

(f)	consider the Global Operational Summary (provided by the Supplier to HSBC in advance of each Global Board meeting pursuant to paragraph 3.4.6 of Schedule 3 (Services)); and

(g)	consider and resolve risks, issues and disputes escalated to the Global Board from the Regional Board.

3.2	The Regional Board

3.2.1	The parties shall establish Regional Boards to govern the following geographic regions:

(a)	Asia Pacific (including GR/GLT);

(b)	Europe (including GR);

(c)	Latin America (including GLT);

(d)	Middle East and North Africa (including GR); and

(e)	North America.

3.2.2	Each Regional Board shall govern the Countries within its geographic scope and shall:

(a)
meet on a monthly basis, the first of which shall be a date to be agreed by HSBC and the Supplier within ten (10) days of the Signature Date so as to confirm the processes and terms of reference, and the next meeting (operating in accordance with those processes and terms of reference) will take place within thirty (30) days following the Signature Date;

(b)	be accountable to the Global Board for comprehensive oversight of delivery of the Services on a Country by Country basis within the relevant region;

(c)	review and agree Supplier performance across the region and any regional operational issues;

(d)
report to the Global Board on significant issues requiring decision and resolution by the Global Board (including issues that affect more than one region, any financial issues affecting HSBC's business cases, proposed variations to the Agreement and process changes);

(e)	consider and resolve risks, issues and disputes escalated to the Regional Board from a Local Board; and

(f)	be responsible for business continuity and Disaster Recovery arrangements.

3.3	The Local Board

3.3.1	The parties shall establish Local Boards in each Country.

3.3.2	Each Local Board shall govern the relevant Country to which it relates and shall:

(a)
meet on a monthly basis, the first of which shall be a date to be agreed by HSBC and the Supplier within ten (10) days of the date of the relevant Local Services Agreement so as to confirm the processes and terms of reference, and the next meeting (operating in accordance with those processes and terms of reference) will take place within thirty (30) days following the signature date of such Local Services Agreement;

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(b)	be accountable to the relevant Regional Board for comprehensive oversight of delivery of the Services in the Country in question;

(c)	review and agree Supplier performance against required Service Levels and any local operational issues;

(d)	deal with the day to day management of the Services in the Country in question; and

(e)	consider and resolve disputes in the first instance and, if necessary, escalate the dispute to, and raise issues and risks with, the relevant Regional Board.

4.	GENERAL GOVERNANCE AND CONTRACTUAL CONTROL MECHANISMS

4.1	Both parties shall pro-actively manage risks attributed to them under the Agreement.

4.2	The Supplier shall develop, operate, maintain and amend, as agreed with HSBC, processes for:

4.2.1	the identification, management and mitigation of risks and issues. Each risk should have a clear action plan which includes timescales for resolution and an owner accountable;

4.2.2	management of identified benefits; and

4.2.3	document control and management,

and shall ensure that it raises risks and issues or potential risks and issues at the earliest opportunity with the Supplier’s relevant HSBC counterparts (in any event in advance of the meetings at which these issues will be discussed), so that the meeting time can be focused on resolution, action planning or guidance.

5.	GOVERNANCE PRINCIPLES

5.1
In addition to performing their respective governance obligations as set out in the Agreement (including their respective duties as part of the Governance Bodies set out in this Schedule 9 the parties shall perform their governance obligations in accordance with the following principles:

5.1.1	the time and resource costs of complying with their respective governance obligations shall be borne by the party incurring that cost;

5.1.2	any Changes involving this Agreement shall be processed through the Change Procedure;

5.1.3
each Governance Body shall endeavour to resolve the issues and achieve the objectives and shall be empowered to make relevant decisions or have access to empowered individuals for decisions to be made; and

5.1.4
HSBC may, on written notice, change the structure or number of the Governance Bodies or any purpose, responsibilities, frequency of meetings and reporting lines from time to time throughout the Agreement, provided that this does not materially increase the Supplier's costs in complying with this Schedule 9.

6.	Service CONTINUITY

6.1	Purpose

6.1.1	The purpose of Service continuity in relation to personnel is to ensure that key roles/positions are covered with the appropriately skilled Supplier Personnel, to maintain the Service.

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6.1.2	The obligations of the Supplier in this section are subject to the provisions of Schedule 7 insofar as they apply to Key Personnel.

6.2	Service Continuity Management

6.2.1	The Service continuity management Services (Service Continuity Management) shall include management of any resourcing issues, based on staff absence or service failure notification.

6.2.2
The Supplier shall "fill" any Service continuity "gaps" arising from leave or extended periods of absence of Supplier Personnel by a temporary secondee from the Supplier group, until a permanent replacement is sourced.

6.2.3	In the event of an actual or potential Service continuity "gap" between personnel, the Supplier shall notify the relevant Global/Regional MSI Manager.

6.2.4
Where reasonably possible the Supplier shall notify HSBC a minimum of three (3) weeks in advance of any Service continuity 'gaps' or where this is not reasonably possible the Supplier shall do so promptly and without delay.

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7.	meetings

7.1
The table below sets out the management meetings that shall be held in relation to this Agreement and the intended frequency of these meetings. Such frequency may change from time to time as reasonably required by HSBC.

Meeting	Frequency	Purpose	Attendees	Meeting Documentation
Local Board	Monthly	As described at paragraph 3.3.	[***]	[***]
Regional Board	Monthly	As described at paragraph 3.2.	[***]	[***]
Global Board	Quarterly	As described at paragraph 3.1.	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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7.2	Other ad hoc meetings shall take place pursuant to this Agreement, including without limitation:

7.2.1	industry best practices workshops, as further described in Schedule 3 (Services) and Schedule 4 (Service Levels and Service Credits);

7.2.2
Learning Design Project kick-off meetings, within five (5) Working Days of the completion of each Service Request, as further described in Schedule 3 (Services), Schedule 11 (Projects), and the relevant Service Request; Learning Design Project post implementation review meetings, as further described in Schedule 4 (Service Levels and Service Credits); and

7.2.3	savings initiative related meeting, as further described in Appendix 5-H (Guaranteed Savings) of Schedule 5 (Charges).

7.3
The parties shall ensure that appropriate representatives attend each meeting. If any of the persons referred to in the above table are unable to attend a meeting, the relevant party may appoint a substitute, provided that such substitute has the relevant delegated authority and is authorised to deal with the items on the agenda at such meeting.

7.4	HSBC may on reasonable prior notice to the Supplier replace any of the nominated individuals or alter the roles of the individuals who are nominated to attend any given meeting.

7.5	The Supplier shall ensure that appropriate information is provided to HSBC either prior to, or at each meeting, as required by HSBC, to support the agenda of such meeting.

7.6
The Supplier shall take minutes at each meeting and issue these to meeting attendees within two (2) Working Days of each meeting. Minutes will, subject to any amendments required by HSBC, be approved at the next relevant meeting.

7.7	Any decisions reached in a governance meeting shall not be deemed valid unless the meeting quorum is met as specified in the terms of reference for each meeting.

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8.	reporting requirements

8.1	The Supplier shall provide the following reports to HSBC:

Report Requirement	Global/Regional/Local	Frequency	Deadline
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Schedule 10

Approved Sub-Contractors

The Supplier may use the following listed Supplier Affiliates and/or the following listed Sub-Contractors to provide the corresponding elements of the Services:

Name of Supplier Affiliate/Sub- Contractor	Registered address and registered number	Element of Services to be provided (1) Design Services (2) Delivery/Facilitation (3) Technology Services (4) Learning Consultancy (5) Administration	Country in which it will provide Services	Duration of appointment
[***]	[***]	Design Services Delivery/Facilitation	Germany China France Turkey Poland Egypt Taiwan Australia Korea United States Canada UK	Life of Agreement
[***]	[***]	Design Services Delivery Facilitation	France	Life of Agreement
[***]	[***]	Design Services Delivery Facilitation	Germany	Life of Agreement
[***]	[***]	Delivery Facilitation	Korea	Life of Agreement
[***]	[***]	Design Services Delivery Facilitation	Poland	Life of Agreement
[***]	[***]	Delivery Facilitation	Switzerland	Life of Agreement
[***]	[***]	Delivery Facilitation	Turkey	Life of Agreement
[***]	[***]	Design Services Delivery Facilitation	United Kingdom	Life of Agreement
[***]	[***]	Delivery/Facilitation	Brazil	Life of Agreement
[***]	[***]	Delivery/Facilitation	Argentina Chile	Life of Agreement

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Name of Supplier Affiliate/Sub- Contractor	Registered address and registered number	Element of Services to be provided (1) Design Services (2) Delivery/Facilitation (3) Technology Services (4) Learning Consultancy (5) Administration	Country in which it will provide Services	Duration of appointment
[***]	[***]	Technology	United Kingdom (services to all regions)	Life of Agreement
[***]	[***]	Technology	United Kingdom (services to all regions)	Life of Agreement
[***]	[***]	Delivery of BlessingWhite content owned by GP	UAE	Life of Agreement
[***]	[***]	Delivery of BlessingWhite content owned by GP	Australia	Life of Agreement
[***]	[***]	Delivery of BlessingWhite content owned by GP	China	Life of Agreement
General Physics Corporation Mexico, S.A. de C.V. (S/A)	Sor Juana Ines de la Cruz No 14 Int No 303, San Lorenzo, 54000. Tlalnepantla Mexico GPC971119FH4	Design Services Delivery/Facilitation	Mexico Argentina Brazil	Life of Agreement
GP Colombia Ltda. (S/A)	Calle 71 No 11-10 Of. 801, Edificio Corecol- Bogota, Colombia NIT. 900211067-3	Design Services Delivery/Facilitation	Colombia Mexico Argentina Chile	Life of Agreement
GP (Shanghai) Consulting Co, Ltd. (S/A).	Room 18A, 993 West Nanjing Rd, Shanghai 200040, China 310000400537136 (Jingan)	Design Services Delivery/Facilitation	China ASIA REGION	Life of Agreement
GP Canada Co. (S/A)	1959 Upper Water Street, Suite 900, Halifax, Nova Scotia Canada B3J 3N2 3214365	Design Services Delivery/Facilitation Learning Consultancy	Canada United States	Life of Agreement
GP Strategies India Private Limited (S/A)	New No 87, Old No 48, 1st floor, Chamiers Road, Raja Annamalaipuram, Chennai - 600028 U74999TN2006PTC061890	Design Services Delivery/Facilitation Learning Consultancy Administration	India ASIA REGION (ALL)	Life of Agreement

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.
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Name of Supplier Affiliate/Sub- Contractor	Registered address and registered number	Element of Services to be provided (1) Design Services (2) Delivery/Facilitation (3) Technology Services (4) Learning Consultancy (5) Administration	Country in which it will provide Services	Duration of appointment
GP Strategies Singapore (Asia) Pte Ltd (S/A)	78, Shenton Way, #26-02A, Singapore 079120 198802356M	Design Services Delivery/Facilitation Learning Consultancy	Singapore ASIA REGION	Life of Agreement
GP Strategies Limited (S/A)	Unit 2 Bredbury Business Park, Bredbury Parkway, Bredbury, Stockport SK6 2SN No 8003789	Design Services Delivery/Facilitation Learning Consultancy Administration Technology	United Kingdom All REGIONS ALL Countries	Life of Agreement
General Physics Deutschland GmbH (S/A)	Obere Bahnhofstrasse 41 D-82110 Germering Germany HRB 160370	Design Services Delivery/Facilitation	Germany	Life of Agreement
General Physics France SARL (S/A)	E Space Park Batiment C, 45 Allee Des Ormes, 06250 Mougins, France 203 B663	Design Services Delivery/Facilitation	France	Life of Agreement
GP Strategies Corporation - South Africa branch (S/A)	975 Sandton Country Club Estate, Gallo Manor, 222 Bowling Ave, Johannesburg 2052 2012/070065/10	Delivery	Africa	Life of Agreement
GP Worldwide Hong Kong Limited (S/A)	Room 602, Taurus Building, 21 A/B Granville Road, Tsimshatsui, Hong Kong 1194414	Design Services Delivery/Facilitation Administration Learning Consultancy	Hong Kong ASIA Region	Life of Agreement
GP Strategies Corporation (S/A)	6095 Marshalee Drive, Suite 300, Elkridge, Maryland 21075 USA through July 31, 2013; then 11000 Broken Land Parkway Columbia, Maryland 21044	Design Services Delivery/Facilitation Learning Consultancy Administration Technology	All Countries	Life of Agreement

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Schedule 11

Projects

1.	DEFINITIONS

The definitions used in this Schedule 11 are as set out in clause 1.2 of this Agreement.

2.	INTRODUCTION

2.1	This Schedule 11 sets out the procedure that shall apply to the provision of Project Services by the Supplier pursuant to a Service Request.

2.2	Each party shall bear its own costs in complying with their respective obligations set out in this Schedule.

2.3
Projects relating to learning design or learning delivery will consist of learning content design and development, translation and localisation and delivery services (each as further described in Schedule 3 (Services)) for:

2.3.1	e-learning (including video);

2.3.2	virtual instructor led training (VILT); or

2.3.3	instructor led training (ILT).

2.4
The Supplier shall develop an interactive version of the Service Request pro forma set out in Appendix 11-A (Service Request Pro Forma) as part of Transition. In doing so, the Supplier shall work with HSBC in order to understand HSBC's requirements and incorporate HSBC's reasonable amendments to any draft version of the interactive form.

3.	SERVICE REQUESTS

3.1
Where HSBC requires the provision of Project Services by the Supplier, HSBC shall inform the Supplier accordingly and provide the Supplier with details of the proposed Project. Following such notification the parties shall work together to agree the objectives of the proposed Project, including (where relevant):

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.7	[***]

3.1.8	[***]

3.1.9	[***]

3.1.10	[***]

3.1.11	[***]

3.1.12	[***]

3.1.13	[***]

3.1.14	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.2
Once the objectives of the proposed Project have been agreed pursuant to paragraph 3.1 above, the Supplier shall provide a draft Service Request to HSBC specifying details of the proposed Project, as soon as possible and in any event within ten (10) Working Days.

3.3	HSBC shall provide the Supplier with any further information reasonably necessary in order for the Supplier to complete the draft Service Request pursuant to paragraph 3.2.

3.4
HSBC shall evaluate the draft Service Request submitted by the Supplier pursuant to paragraph 3.2 within a reasonable time period and shall respond to the Supplier with any amendments to the draft Service Request, following which the Supplier shall evaluate the nature of such amendments and update and re-submit the draft Service Request to HSBC as soon as possible and in any event within five (5) Working Days (HSBC providing the Supplier with such information reasonably necessary in order for it to be able to make such re-submission).

3.5	If HSBC wishes to respond to any re-submitted draft Service Request, the parties shall repeat the procedure described in paragraph 3.4 above.

3.6	If HSBC approves the draft Service Request, the Supplier shall promptly provide a signed copy of such Service Request to HSBC, following which HSBC shall countersign such Service Request.

3.7	No Service Request shall take effect unless and until it has been signed by the Authorised Representatives of each party.
3.8
HSBC shall not be liable to pay any Charges (whether set out in Schedule 5 (Charges), a Local Services Agreement or a draft Service Request) for Project Services performed prior to a draft Service Request being signed by the Authorised Representatives of both parties and then only in accordance with the payment terms specified in that Service Request or as otherwise provide in this Agreement.  If the Supplier proceeds with performing the Project Services or procuring and/or providing material prior to signature of an agreed Service Request, then such performance shall be at the Supplier's risk and expense.

3.9	Fast Track Service Requests

Where HSBC requires the provision of e-learning related Project Services by the Supplier as a result of regulatory changes, the parties shall follow the same process as set out in paragraphs 3.1 to 3.8 above, save that the Supplier shall:

3.9.1	provide an initial draft Service Request to HSBC pursuant to paragraph 3.2 within two (2) Working Days rather than ten (10) Working Days; and

3.9.2	re-submit a draft Service Request to HSBC pursuant to paragraph 3.4 within one (1) Working Day rather than five (5) Working Days.

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4.             AUTHORISED REPRESENTATIVES

4.1          Only those individuals holding the roles specified below shall be authorised to sign a Service Request whether such Projects are global, regional or local:

Project type	HSBC Representatives	Supplier Representatives
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.             IN PROGRESS PROJECTS

5.1          The global In Progress Projects are as follows:

Project	Type	Academy	Sub Academy	Proposed future state
[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

5.2          Local In Progress Projects shall be specified in the relevant Local Services Agreement.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 11-A

Pro Forma Service Request

This Service Request is made the ……..day of ……………………..between:

[    ] of [   ] (HSBC); and

[    ] of [    ] (the Supplier).

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.             INCORPORATION AND INTERPRETATION

1.1          This Service Request incorporates (to the extent explained in the remainder of this section 1.1) and is governed by the Agreement between the parties dated [                ] (the Agreement) and sets forth the specific terms and conditions whereby the Supplier will provide HSBC with the Project Services set out in this Service Request.

1.2          Any reference to HSBC in the Agreement shall, for the purposes of this Service Request, be a reference to the entity identified as HSBC above.

1.3          Any terms or phrases defined in the Agreement shall have the same meaning in this Service Request.

2.             EFFECTIVE DATE

2.1          If different to the date on which the parties execute this Service Request, the effective date of this Service Request is set out below:

3.             PROPOSAL

The Project roles and objectives are as follows (insert 'N/A' if not applicable to this Project):

HSBC executive sponsor
Project Manager
Portfolio Manager
Business goals
Learning category
Existing curriculum?	Delete as appropriate;
• Yes;
o Re-align

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o Re-engineer
o Re-purpose
• No (New Course)
Audience profiling
Expected timelines and duration
Relevant SMEs
Scope
Deliverables	See 4.2 below
Complexity	Low/Medium/High
Channel	ILT/e-learning/VILT/other
Translation/localisation

4.             THE SERVICES

4.1          The Supplier shall perform the following Services so as to meet the objectives identified above:

(Note: include, as applicable, details of new or existing services to be performed as part of this Project.)

4.2          The Supplier shall provide the following Deliverables:

For e-learning:
Standard e-learning Deliverables	Please tick as applicable
Project Plan
Storyboard (as an Alpha, Beta and Gold Deliverable)

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Course content (as an Alpha, Beta and Gold Deliverable)
SCORM Package of final course
Assessments (embedded)
Assessments (external)

Additional e-learning Deliverables required:
(Note: insert details of further Deliverables if required.)
For ILT and VILT:
Standard ILT/VILT Deliverables	Please tick as applicable
Project Plan
Content outline
Learner guide
Hand-outs
Facilitator guide (including any supporting material required for the delivery of a course, e.g. PowerPoint)
Course design
Train the trainer materials
Pilot

Additional ILT/VILT Deliverables required:
(Note: insert details of further Deliverables if required.)
For ad hoc Projects:
(Note: insert details of Deliverables if required.)

4.3          For learning delivery Projects:

4.3.1       The Supplier shall deliver the Course in the following location(s):
Location:
(Note: insert details of delivery locations, if applicable)

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4.4    The Supplier shall ensure that the following Supplier Personnel are dedicated to the performance of the Project Services and are not removed from their position without the prior written consent of HSBC, such consent not to be unreasonably withheld or delayed.  The Supplier Project Manager is a Key Personnel for the duration of this Project.

Role	Please tick as applicable
Project Manager
Portfolio Manager
Instructional Designer
E-learning Authors
Deliverer
Delivery Co-ordinator
Global/Regional Account Executive

4.5          The Service Levels applicable to the Services provided pursuant to this Service Request are those set out in Schedule 4 (Service Levels and Service Credits) (unless expressly dis-applied below), and the following:

(Note: insert, if relevant, for ad hoc Projects only.)

4.6          This Project shall be completed by:

5.             CHARGES AND INVOICING

5.1          The following Charges, calculated in accordance with Schedule 5 (Charges) of the Agreement, shall be payable in consideration of the provision of the Project Services pursuant to this Service Request:

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5.2          The Charges for the Project Services provided pursuant to this Service Request shall be invoiced in accordance with Appendix 5-A (HSBC Invoicing Processes)  to Schedule 5 (Charges) of the Agreement and any further specifications or variation to such process applicable to this Service Request, as set out below:

Invoicing Information

Please complete as applicable (insert 'N/A' if not applicable to this Project):
Name(s) of recipient(s)

Country(ies) to be invoiced

HSBC Contracting Party/ies

Recipient address(es) (manual)

Recipient email address(es) (e-invoicing)

Additional information:

(Note: insert details of further invoicing information if required.)

6.             GOVERNANCE

In addition to the meetings required by the Agreement, the following regular meetings shall be held, which shall be attended by the following individuals/people occupying the following roles:

Meeting	Frequency	Purpose	Attendees	Meeting documentation
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
(Note: insert if applicable)

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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7.             SUB-CONTRACTORS

The Supplier is entitled to use the services of the following Sub-Contractors in the performance of the Project Services pursuant to this Service Request:

Name of Supplier Affiliate/Sub-contractor	Registered number	Registered address	Element of Services to be provided	Country in which it will provide Services	Duration of appointment
(Note: insert if applicable)

8.            CONTACTS

8.1          Project Managers

8.1.1       The Supplier’s Project Manager, as listed below, shall assume operational responsibility for the Supplier’s performance of its obligations under this Service Request.

8.1.2       As and when appropriate, the Project manager(s) may call upon specialists within their respective organisations to assist with query resolution.

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8.1.3           HSBC Project manager's details are:

Name
Telephone
Fax
E-Mail

8.1.4       The Supplier Project Manager's details are:

Name
Telephone
Fax
E-Mail

8.2          Escalation Contacts

8.2.1       HSBC's escalation point's details are:

Name
Telephone
Fax
E-Mail

8.2.2       The Supplier’s escalation point's details are:

Name	(Note: insert details of Portfolio Manager.)
Telephone
Fax
E-Mail

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If any Services provided by the Supplier to HSBC under this Service Request have not been approved in writing by HSBC (by signature of this Service Request in the manner required below) before such Services commence, then HSBC shall not be liable for any fees, costs or expenses in relation to such Services.

The parties signify their agreement to the terms of this Service Request and intention to be bound by the contents of it by signing below:

Signatures
SIGNED for and on behalf of [HSBC CONTRACTING PARTY]
Signature:
Full Name:
Position:
Date:
SIGNED for and on behalf of [SUPPLIER CONTRACTING PARTY]
Signature:
Full Name:
Position:
Date:

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Schedule 12

Change Control Procedure

1.	DEFINITIONS AND INTRODUCTION

The definitions used in this Schedule 12 are as set out in clause 1.2 of this Agreement.

1.1
This Schedule 12 sets out the procedure that shall apply to the classification, processing and approval or rejection of Changes. Each party shall bear its own costs in complying with their respective obligations set out in this Schedule.

1.2	The Change Procedure shall not be used to effect any variations to the paragraphs of this Schedule 12.

2.	CHANGE REQUESTS

2.1
Save as provided by the Agreement, in the event that HSBC requires a Change to the Services, HSBC shall submit a draft Change Form to the Supplier specifying details of the Change and its priority and following such submission:

2.1.1
the Supplier shall evaluate the feasibility of the proposed Change as soon as possible and in any event within such time period as reasonably specified by HSBC and shall respond to HSBC providing (i) full details of any impact on the Charges, or (ii) proposing an amendment to the proposed Change; and

2.1.2	HSBC shall provide the Supplier with all and any further information reasonably necessary in order for Supplier to respond pursuant to paragraph 2.1.1.

2.2
In the event that the Supplier wishes to suggest a Change to the Services by way of an addition to, variation of or cessation of the Services, the Supplier shall create and deliver a Change Form to HSBC providing full details of any impact on the Charges and implications on timescales.

2.3	The Supplier's activities in relation to paragraphs 2.1 and 2.2 above shall be undertaken at the Supplier's own cost and expense.

2.4
HSBC shall evaluate the Change Form submitted by the Supplier pursuant to paragraphs  2.1.1 and 2.2 within a reasonable time period and shall respond to the Supplier with any amendments to the Change Form, following which the Supplier shall evaluate the nature of such amendments and update and re-submit the Change Form to HSBC (HSBC providing the Supplier with such information reasonably necessary in order for it to be able to make such re-submission).

2.5	If HSBC wishes to respond to any re-submitted Change Forms, the parties shall repeat the procedure described in paragraph 2.4 above.

2.6
If HSBC approves a Change, the Supplier shall promptly complete and finalise the detail of the Change Form which shall set out full details of the Change, including its implication(s) on the Charges, the Services and the Service Levels, and then provide a signed copy of such Change Form to HSBC. If HSBC approves such Change Form it shall countersign the Change Form.

2.7
No Change Form shall take effect unless and until it has been signed by the authorised representatives of each party. HSBC shall not be liable to pay any Charges for Services performed pursuant to a Change prior to a Change Form being signed by the authorised representatives of both parties. If the Supplier proceeds with performing the Services or procuring and/or providing material prior to signature of an agreed Change Form, then such performance shall be at the Supplier's expense.

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2.8
If HSBC believes a Change is required to respond to an emergency whether by virtue of changes in law/regulation or business circumstances (which HSBC shall reasonably determine) and that it would not be practicable to agree the content of the Change via the Change Procedure prior to implementation of the Change (an Emergency Change), HSBC may require the Supplier to immediately commence work to implement the Change and the parties will subsequently agree the detail of an appropriate Change Form. In such a situation, the Supplier shall use its Best Endeavours to comply with HSBC's request as soon as possible.

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APPENDIX 12-A

Pro Forma Change Form

Change Form Number :
Change Form Number [ ] to the [ ] Agreement dated [ ] between HSBC and [ ] (the "Agreement").
Title of Change:
Originator:
Reason for Change (for information purposes only):
Description of Change :

[Note: Describe:
(1)           What the change actually is i.e. what is changing from the existing scope
(2)           What work will be performed so as to effect the change
(3)           What the changed scope will look like]

Deliverables resulting from (a) the work to effect the change and (b) the changed scope:
Acceptance Testing and Criteria (where relevant):
Charges Relating to the Change:

[Note: This needs to specify
(1)           the charges relating to the implementation of the change; and
(2)           the charges that will apply to the changed services, if these have altered as a result of the change]

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Timetable and milestones: [Note: describe the timescales for implementing the change, together with any individual milestone dates that needs to be achieved]
Change to the Service Levels:
Other affected elements of the Agreement:
All defined terms in the Agreement shall, unless expressed to the contrary herein or the context otherwise requires, continue to have the same meanings where used in this Change Form.  No provision of the Agreement, other than those expressly identified in this Change Form, shall be affected or amended by the content of this Change Form or performance of the Change.  All such terms and conditions shall continue in full force and effect.

This Change Form Number [         ] shall be read in conjunction with the Agreement, all terms and conditions of which shall continue to have full force and effect, except to the extent as expressly altered (by reference to the affected clause or paragraph number) by this Change Form Number [     ].

Signatures: SIGNED for and on behalf of HSBC HOLDINGS PLC
Signature:
Full Name:
Position:
Date:
SIGNED for and on behalf of [SUPPLIER CONTRACTING PARTY]
Signature:
Full Name:
Position:
Date:

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Schedule 13

Exit Management

1.	DEFINITIONS AND OBJECTIVES

1.1	The definitions used in this Schedule 13 are as set out in clause 1.2 of this Agreement.

1.2	The purpose of the Termination Services is:

1.2.1
to enable the Supplier to cease providing the Services or such part of the Services which are to be terminated and for the Supplier or the Successor Supplier from the end of the Termination Period to undertake the Replacement Services; and

1.2.2
to eliminate or minimise any disruption or deterioration of the Services, or failure to achieve the Service Levels, during and as a result of the handover from the Supplier and the commencement of the Replacement Services.

2.	CONTINUATION SERVICES

2.1
Commencing at the start of any Termination Period, the Supplier shall comply with any HSBC request to provide Continuation Services. HSBC shall identify which of the Continuation Services are to continue during the Termination Period and which are to be ceased within such shorter period as the Supplier may specify.

2.2
The parties shall jointly agree how to ensure that the Service Levels continue to be met in respect of the Continuation Services. The Supplier shall not remove any Key Personnel or reduce Supplier Personnel levels without HSBC's prior written consent.

2.3
The parties agree that, except where the Agreement terminates by effluxion of time, the Supplier shall provide Continuation Services on the same terms and at the rates in effect at such time for such Services as specified in Schedule 5 (Charges), or if such services are new and not specified in Schedule 5 (Charges), at mutually agreed-upon hourly rates, provided that the Supplier shall not be entitled to recover twice for the provision of the same Services.

2.4	Subject to the terms of the Agreement, in this Schedule 13 and the Exit Plan, a reference to the Supplier includes any other person nominated by the Supplier.

2.5	If the terms of the Exit Plan are incomplete, unclear or ambiguous, then they are to be interpreted and construed by reference to this Schedule 13.

3.	FURTHER TENDERS

The Supplier shall assist with providing applicable information, as part of the Exit Plan, to the Successor Supplier in any tender process conducted for the provision of the Replacement Services.

4.	EQUIPMENT

4.1
The Supplier shall arrange for the removal, delivery and installation (which in respect of laptops or other portable devices shall mean connection to a power source, as applicable) of any equipment, material and documentation owned or leased by the Supplier and used in the provision of the Services, which is in the Supplier's possession or control in connection with the Services. In addition, if and to the extent that of any equipment, material and documentation owned or leased by HSBC is in the Supplier’s possession or control in connection with the Services, then the Supplier shall also arrange for the removal, delivery and installation (as clarified above), at HSBC's direction, of any such equipment, material and documentation. The cost of such removal, delivery and installation shall be borne by the Supplier.

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4.2
The Successor Supplier shall have the option to purchase any assets owned by the Supplier or which are within its control and which have been wholly or substantially used in the provision of the Services. As part of the Exit Plan, the Supplier shall promptly provide the Successor Supplier with a list of such assets, together with such accompanying information as may be relevant or as the Successor Supplier may reasonably require. If the Successor Supplier elects to purchase some or all of such assets, it may serve notice(s) upon the Supplier, identifying which assets it wishes to purchase and the Supplier will promptly do all such things as may be reasonably required to assign title in such assets to the Successor Supplier in “AS IS” condition upon receipt of payment therefor. The amount payable by the Successor Supplier for such assets shall be agreed between the parties or, failing agreement with the ten (10) days of service by the Successor Supplier of the written notice, the price shall be the asset's net book value, which in default of agreement between the parties shall be determined by an expert appointed by HSBC, whose costs shall be borne equally by the parties.

5.	DATA AND MATERIALS

5.1	The Supplier shall assist the Successor Supplier in transporting, loading and running the Supplier data and materials relating to the Services.

5.2	The Supplier will return or destroy (at HSBC's option) any HSBC-related Confidential Information and any HSBC Data.

6.	EMPLOYEE AND SUBCONTRACTORS

6.1
The Supplier shall assist the Successor Supplier by liaising with any Sub-Contractors to ensure that the termination is performed in accordance with the obligations under the Agreement and the Exit Plan.

6.2
Where the Supplier has entered into any contracts with Sub-Contractors or other Third Parties in relation to the provision of the Services it shall provide a list of such contracts (including details of the subject matter) to HSBC promptly following written request from HSBC the commencement of the Termination Period. At HSBC's request, the Supplier shall, and shall use its Reasonable Endeavours to procure that the relevant Sub-Contractor or Third Party shall, enter into a novation of any such contract to the Successor Supplier substantially in the form set out at Schedule 22 (Standard Form Novation Agreement).

6.3
Subject to the other provisions of this Schedule 13 and the Agreement generally, the Supplier shall as soon as reasonably practical after a request, provide information and instruction to the Supplier Personnel which could reasonably be expected to enable the Successor Supplier, or to such other third parties as the Supplier may, at its absolute discretion, appoint, to provide services similar to the Replacement Services with minimum disruption and in accordance with service levels similar to the Service Levels. This instruction includes the Supplier assigning the Supplier Personnel to work with the Successor Supplier employees to facilitate necessary knowledge transfer from the Supplier to the Successor Supplier as set out in paragraph 8 below.

6.4	The Supplier shall comply with the provisions of Schedule 7 (Human Resources) during the Termination Period.

7.	KNOWLEDGE TRANSFER

Subject to the provisions of clause 21 (Confidentiality), the Supplier shall provide for the transfer of necessary knowledge reasonably required for the provision of the Services, which may, as appropriate include information, records and documents. To facilitate the transfer of knowledge from the Supplier to the Successor Supplier, or to such other third parties as the Successor Supplier may, at its absolute discretion, appoint, the Supplier shall explain the relevant procedures and operations to the Successor Supplier's Personnel.

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8.	OPERATIONAL TRANSITION

8.1
The Supplier shall perform the activities identified in the Exit Plan as required to effect a smooth transfer of operational responsibilities for the Replacement Services. Irrespective of the existence of an Exit Plan, the Supplier shall perform the following tasks:

8.1.1	documenting and delivering documentation, equipment and material used to provide the Services;

8.1.2
providing work volumes, staffing requirements, actual Service Levels and information on historical performance for each service component, over the preceding twelve (12) months (or such shorter period during which the Services may actually have been provided);

8.1.3
with respect to work in progress as at the end of the Termination Period, documenting the current status, stabilising for continuity during transition, and providing any required training to achieve transfer of responsibility without loss of momentum or adverse impact on project timetables; and

8.1.4	providing information and raw data for reports, as required.

8.2	During the Termination Period, the Supplier shall:

8.2.1
continue to provide the Services in accordance with the Service Levels, save to the extent the same may have been varied by agreement between the parties and set out in the Exit Plan, and on the terms set out in this Agreement;

8.2.2
co-operate with HSBC and any other Service Recipients, and where applicable any successor supplier to ensure the orderly transfer of responsibility for the Services including promptly, upon reasonable request, facilitating meetings with Sub-Contractors;

8.2.3
provide all reasonable assistance and appropriate resources to HSBC and any other Service Recipients and any successor supplier to facilitate the orderly transfer of Services to HSBC or a successor supplier;

8.2.4
promptly and diligently answer any questions about the Services which may be asked by HSBC or by any successor supplier with a view to (i) explaining the manner in which the Services have been provided; or (ii) allowing HSBC or the successor supplier to conduct due diligence; and

8.2.5
carry out such security tasks as are appropriate to identify security and operator risks inherent in the transfer of the Services and inform HSBC of such risks and possible preventative and curative measures necessary to deal with such risks.

8.3
The Supplier will provide information (and, subject to payment of the Supplier's reasonable charges therefore, training) to HSBC personnel as directed by HSBC to enable HSBC (to the extent possible) to provide services similar to the terminated Services with minimum disruption and in accordance with service levels similar to the Service Levels. This training includes HSBC assigning HSBC personnel to work with the Supplier Personnel to facilitate knowledge transfer from the Supplier to HSBC.

8.4
The Supplier shall carry out its obligations under this Schedule 13 and the Exit Plan in such a manner so as to cause as little disruption as possible to the business of HSBC and any other Service Recipients.

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Schedule 14

Policies and Procedures

1.	Health and Safety Contractor Guidelines for Contractors, Certificate of Acknowledgement and Site and Safety Rules HSBC Group Policy for Screening of Personnel provided by Third Parties

2.	HSBC Ethical and Environmental Code of Conduct for Suppliers of Goods and Services

HSBC Diversity Statement - the Supplier acknowledges and agrees to comply with the following HSBC diversity statement:

"HSBC is committed to building a culture where all employees are valued, respected and where their opinions count. We will be stronger and more successful by attracting the best people and making full use of their ideas and abilities, regardless of gender, age, sexuality, ethnicity, disability, religious belief, background or any other aspect of personal difference.

Diversity is at the heart of HSBC’s values and brand. We express our values by fostering a diverse and inclusive environment."

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Schedule 15

Disaster Recovery

1.	DEFINITIONS AND INTRODUCTION

1.1	The definitions used in this Schedule 15 are as set out in clause 1.2 of this Agreement.

1.1
The Supplier will be responsible for creating the BCDR Plan in accordance with paragraphs 2, 3, 4, 5 and 6 of this Schedule 15 and, in the event of a Disaster, for invoking the BCDR Plan in accordance with paragraph 7 of this Schedule. If a declared Disaster interrupts any of the Services during the period in which the BCDR Plan is being developed, the Supplier will provide business continuity services in accordance with the principles of BS25999 (until such time as it is replaced by ISO22301, which is currently scheduled for 24 May 2014, and thereafter all references to "BS25999" in this Schedule 15 shall be read and construed as references to "ISO22301") and any other applicable business continuity and disaster recovery plans of HSBC BCDR Plan then in force.

1.2
Regardless of the occurrence of a Disaster or the invocation of the BCDR Plan, the Supplier shall continue to use reasonable endeavours to provide the Services and to do so in accordance with the Service Levels.

2.	BUSINESS CONTINUITY AND DISASTER RECOVERY PLAN STRUCTURE

2.1
The BCDR Plan shall detail the processes and arrangements which the Supplier shall follow to ensure continuity of the Services, and the Supplier's business processes and operations on which the Services depend, following any Disaster.

2.2	The BCDR Plan should be developed in such a way as to ensure recovery of all Services delivered by the Supplier to HSBC as soon as possible.

3.	BUSINESS CONTINUITY AND DISASTER RECOVERY PLAN DEVELOPMENT

3.1
The Supplier shall develop a BCDR Plan that complies with all of the requirements of the Agreement and BS25999 and shall, by no less than forty-five (45) Working Days before the Services Commencement Date of the first Local Services Agreement to be entered into pursuant to this Agreement, submit a draft BCDR Plan to HSBC for approval in accordance with paragraphs 3.2 to 3.4 below.

3.2
HSBC shall review the draft BCDR Plan to ascertain whether it complies with the requirements of the Agreement and BS25999 or otherwise that the draft BCDR plan is reasonably acceptable to HSBC, and shall, within twenty (20) Working Days of receipt of the draft BCDR Plan to notify the Supplier of either its acceptance of the draft BCDR Plan, or, if it does not accept the draft BCDR Plan, of that fact and its reasons for finding the draft BCDR Plan unacceptable and any proposed amendments the draft BCDR Plan.

3.3
Where HSBC notifies the Supplier pursuant to paragraph 3.2 that it does not accept the draft BCDR Plan, the Supplier shall, within ten (10) Working Days, amend the draft BCDR Plan so as to take into account any amendments reasonably requested by HSBC, or otherwise required to render the draft BCDR Plan compliant with the requirements of the Agreement and BS25999, and re-issue the amended draft BCDR Plan to HSBC, in which case the provisions of paragraphs 3.2 and 3.3 of this Schedule 1shall re-apply.

3.4
Once HSBC notifies the Supplier that the draft BCDR Plan is accepted, it shall be deemed to be incorporated into this Schedule 15 and shall form part of the Agreement, and (subject to paragraph 3.5 of this Schedule) any changes to the draft BCDR Plan shall be made only through the Change Procedure as set out in Schedule 12 (Change Procedure).

3.5	The Supplier shall, on annual basis and whenever one or more of the following occurs:

3.5.1	the Supplier commences the provision of any new Services; or

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3.5.2	a Milestone is reached during Transition; or

3.5.3	the Services are otherwise modified such that the existing BCDR Plan is no longer sufficient to ensure continuity of the Services in the event of a Disaster,

3.5.4	review and update the BCDR Plan within thirty (30) days and re-submit to HSBC for review. The provisions of paragraphs 3.2 and 3.3 shall apply to the updated BCDR Plan.

4.	BCDR PLAN PRINCIPLES

The BCDR Plan will include, without limitation, and without prejudice to the terms of this Schedule 15, the following:

4.1	an outline of the systems and business processes required to ensure continuity of Services including prioritisation of these elements;

4.2	a description of how the business continuity and disaster recovery elements of the BCDR Plan link to each other;

4.3	details of how the invocation of any element of the BCDR Plan may impact upon the operation of the Services;

4.4	examples of invocation scenarios;

4.5	details of who can invoke the BCDR Plan;

4.6
detail regarding how the BCDR Plan links and interoperates with any overarching and/or connected disaster recovery or business continuity plans of HSBC and any of its other suppliers, as notified to the Supplier by HSBC from time to time;

4.7	a description of how the Supplier will liaise with HSBC with respect to issues concerning business continuity and disaster recovery where applicable;

4.8	close key contact details (including roles and responsibilities) for the Supplier (and any sub-contractors or service providers) and for HSBC;

4.9	a risk analysis;

4.10	frequency of review and amendment of the BCDR Plan;

4.11	a description of test procedures and frequency of testing;

4.12	the procedures for reverting to "normal service";

4.13	a description of alternative processes, (including business processes), options and responsibilities that may be adopted in the event of a failure in or disruption to the delivery of the Services;

4.14
a description of steps to be taken by the Supplier upon resumption of the Services in order to address any prevailing effect of the failure or disruption including a root cause analysis of the failure or disruption;

4.15
details of the various possible levels of failures of or disruptions to services and the steps to be taken to remedy the differing levels of failure and disruption. The BCDR Plan shall also clearly set out the conditions and/or circumstances under which escalation to the disaster recovery element of the plan is invoked;

4.16
details of the procedures and processes to be put in place by the Supplier (and any sub-contractor (or service providers) in relation to the Disaster recovery system and the provision of the disaster recovery services and any testing of the same;

4.17	high level description of the technical design and build specification of the disaster recovery system;

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4.18	a description of the Supplier’s internal data centre and disaster recovery site audits;

4.19	backup methodology and details of the Supplier’s approach to data back-up and data verification;

4.20	hardware configuration details;

4.21	high level description of the network planning including details of all relevant data networks and communication links;

4.22	any applicable service levels with respect to the provision of disaster recovery services and details of any agreed relaxation of the Service Levels during any period of invocation of the BCDR Plan;

4.23	details of how the Supplier shall ensure compliance with security standards ensuring that compliance is maintained for any period during which the BCDR Plan is invoked;

4.24	access controls to any Disaster recovery sites used by the Supplier and any sub-contractor or service providers in relation to its obligations pursuant to this Schedule 15;

4.25	a list of primary and alternate recovery locations for each of the Supplier premises used in the provision of the Services; and

4.26	the names and contact details of representative(s) designated by the Supplier and HSBC in paragraphs 5.1.1 and 6.1 respectively, as amended from time to time.

5.	THE SUPPLIER RESPONSIBILITIES

5.1	In addition to and without prejudice to its other obligations and responsibilities, the Supplier shall:

5.1.1
provide a representative who is knowledgeable in BCDR Plan creation and related planning activities and the actual BCDR Plan itself, so as to serve as a single point of contact for HSBC (the Supplier BCDR Representative);

5.1.2
provide HSBC with continuity-related communications and activities. The Supplier BCDR Representative will be responsible for the development and maintenance of the BCDR Plan and will provide safe storage and distribution of copies as follows:

5.1.3	off-site vital records storage held at:

5.1.3.1	[***]

5.1.3.2	[***]

5.1.4	HSBC's business continuity coordinator; and

5.1.5	the Supplier's business continuity coordinator;

5.1.6	submit the BCDR Plan and any test results to HSBC representative appointed in accordance with paragraph 6.1 below, for review and acceptance; and

5.1.7
remain fully responsible for any Sub-Contractors or service providers, and ensure that each Sub-Contractor or service provider has in place robust and sufficient business continuity and disaster recovery plans that are:

5.1.7.1	integrated with the BCDR Plan, and do not in any way conflict with or undermine the effectiveness of the BCDR Plan;

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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5.1.7.2	in accordance with the requirements for the BCDR Plan as set out in the Agreement; and

5.1.7.3	tested and updated in accordance with the provisions of the Agreement as if such plans were the BCDR Plan.

6.	HSBC RESPONSIBILITIES

6.1
HSBC will appoint a representative who is knowledgeable in business continuity planning to serve as a single point of contact for HSBC in respect of the BCDR matters (the HSBC BCDR Representative) and who will:

6.1.1	act as the primary interface to the Supplier's business continuity representative appointed in accordance with paragraph 5.1.1 above;

6.1.2	receive the BCDR Plan and test results and either submit comments to the Supplier’s business continuity representative or, when acceptable, provide sign-off; and

6.1.3	provide the Supplier’s BCDR Representative with HSBC updates to the BCDR Plan as required by this Schedule 15.

7.	INVOCATION OF THE BCDR PLAN

7.1	The Supplier shall notify HSBC immediately upon becoming aware of the occurrence of a Disaster or becoming aware that a Disaster is reasonably likely to occur.

7.2	HSBC may require the Supplier to invoke the BCDR Plan when HSBC becomes aware of a Disaster or becomes aware that a Disaster is reasonably likely to occur.

7.3
Subject to paragraph 8.4 of this Schedule 15, in the event that a Disaster occurs or is reasonably likely to occur, each party's BCDR Representative (to the extent that either representative is not available, a suitable alternative approved by HSBC) shall promptly assess the situation and agree whether the BCDR Plan should be invoked. To the extent that the parties are unable to agree, then HSBC's decision as to (i) whether a Disaster has occurred or is reasonably likely to occur, and (ii) whether the BCDR Plan is to be invoked, shall be final, and the Supplier shall immediately follow such directions.

7.4
If, due to the nature of the Disaster, it is impracticable or impossible for the Supplier to obtain HSBC approval before invoking the BCDR Plan (including where such approval would cause a delay in the invocation of the BCDR Plan that could pose a threat to HSBC or its business), the Supplier shall invoke the BCDR without HSBC's approval provided that HSBC shall be notified of the invocation as soon as possible.

7.5
The Supplier shall use its best endeavours to ensure that HSBC is involved in all key decisions concerning the application of the BCDR Plan and the restoration of the Services, and shall keep HSBC notified at all times of the progress and application of the BCDR Plan.

8.	TESTING THE BCDR PLAN

8.1
The Supplier shall test the BCDR Plan on a regular basis (and in any event no less frequently than once every six (6) months). HSBC may require the Supplier to conduct additional tests of some or all aspects of the BCDR Plan at any time, where HSBC considers it reasonably necessary, including where there has been any change to Services provided or any underlying business processes, or on the occurrence of any event which may increase the likelihood of the need to implement the BCDR Plan. Except where an additional test relates to (i) a failure by the Supplier to implement successfully the BCDR Plan; (ii) a failure by the Supplier to comply with its obligations; (iii) an existing obligation of the Supplier; or (iv) any change proposed and made by the Supplier, HSBC will reimburse the Supplier for the reasonable costs incurred by the Supplier in conducting more than one test of the BCDR Plan per year up to a maximum amount agreed between the parties.

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8.2
The Supplier shall use its Reasonable Endeavours to ensure that any testing of the BCDR Plan shall not impact the Service Levels or other operational activities unless such impact has first been notified to HSBC and HSBC nonetheless approved the performance testing.

8.3
Following each test, the Supplier shall send to HSBC a written report summarising the results of the testing and shall implement any actions or remedial measures which the parties agree to be necessary as a result of those tests in accordance with a remediation plan.

8.4
The Supplier shall undertake and manage testing of the BCDR Plan in full consultation with HSBC and shall liaise with HSBC in respect of the planning, performance, and review, of each test, and shall comply with the reasonable requirements of HSBC in this regard.

8.5	The Supplier shall, at the request of HSBC, re-test all or partial elements of the BCDR Plan if such BCDR testing fails or does not produce satisfactory results, as agreed between the parties.

8.6
HSBC shall have the right to inspect and audit (either by itself or through an external auditor) in accordance with clause 37 (Audit and Regulatory Requirements) any aspect of the BCDR Plan and the Supplier's business continuity and disaster recovery processes. The Supplier shall implement, at its own cost, any reasonable recommendations that may arise from any such audits as soon as reasonably practicable.

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Schedule 16

HSBC Premises and Facilities

1.	DEFINITIONS

The definitions used in this Schedule 16 are as set out in clause 1.2 of this Agreement.

2.	PREMISES

The relevant HSBC Premises to which the Supplier will reasonably require access (to the extent necessary to provide the Services) shall be set out in each Local Services Agreement.

3.	FACILITIES

HSBC shall provide such facilities as set out in paragraph 4 of Schedule 18 (HSBC Responsibilities).

4.	ASSETS

The parties acknowledge that, as at the Signature Date, there are no Assets transferring to the Supplier.

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Schedule 17

HSBC Contracts

1.	DEFINITIONS

The definitions used in this Schedule 17 are as set out in clause 1.2 of this Agreement.

2.	SOFTWARE REQUIREMENTS

HSBC (and, where applicable, HSBC Group Members) shall provide access to the following HSBC Systems, Third Party Software and HSBC Support Contracts (for which HSBC has the appropriate rights to provide such access to the Supplier) to relevant Supplier Personnel who in accordance with Schedule 18 (HSBC Responsibilities):

2.1	[***]

2.2	[***]

2.3	[***]

2.4	[***]

2.5	[***]

2.6	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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Schedule 18

HSBC Responsibilities

1.	DEFINITIONS

The definitions used in this Schedule 18 are as set out in clause 1.2 of this Agreement.

2.	INFORMATION

2.1	HSBC will use Reasonable Endeavours to provide information that the Supplier reasonably requires to perform the Services and that HSBC has readily available in its control and which:

2.1.1	is not subject to any obligations of confidentiality owed to third parties; or

2.1.2	would not be adverse to the commercial interests of HSBC to make available to the Supplier; or

2.1.3	has not already been provided to the Supplier.

3.	HSBC FACILITIES AND SYSTEMS

3.1
HSBC will be responsible at its own cost for the supply, installation, operation and maintenance of HSBC Premises and HSBC Systems throughout the term of this Agreement to equivalent standards as HSBC would ordinarily supply, install, operate and maintain such HSBC Premises and HSBC Systems for the benefit of HSBC.

3.2
HSBC will be responsible for ensuring that the HSBC Premises and HSBC Systems are made reasonably available as may be necessary for the performance by the Supplier of its obligations under the Agreement and that the HSBC Premises and HSBC Systems and the related working environment comply with all applicable health and safety regulations.

3.3	HSBC will, at its own cost:

3.3.1	use Reasonable Endeavours to ensure that the HSBC Systems are operational; and

3.3.2	maintain adequate staff, equipment and other resources, and carry out all necessary servicing, maintenance and repairs to the HSBC Systems and HSBC Premises,

3.3.3	in each case, to the extent necessary to enable the Supplier to provide the Services in accordance with this Agreement.

3.4
To the extent necessary for the performance by the Supplier of its obligations under the Agreement and subject to HSBC's prior approval, HSBC shall provide, free of charge, access to the HSBC Systems specified in Schedule 17 (HSBC Contracts) via either a HSBC issued laptop computer or alternatively via citrix remote access, to those Supplier Personnel directly involved in delivering the Services to HSBC.

4.	PREMISES/OFFICE FACILITIES

4.1
HSBC shall provide, free of charge, to all Onsite Personnel: desks, chairs, access to printers, telephone, facsimile, photocopying, stationery, postage and security passes for the HSBC Premises in which they would normally operate (Host Building), as may be necessary to enable the Supplier to fulfil its obligations under this Agreement.

4.2
For Onsite Personnel who are working from a number of HSBC Premises, a Host Building will be agreed in advance by HSBC and the Supplier and when such Onsite Personnel are working from their Host Building, the following shall be supplied by HSBC: desks, chairs, access to printers, telephone, facsimile, photocopying, stationery and postage as may be necessary to enable the Supplier to fulfil its obligations under this Agreement.

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4.3
In the event that HSBC decides to relocate any of its HSBC Premises in which Onsite Personnel are based, HSBC will be responsible for the relocation of the furniture, technology, telephony and any files to the new building.

5.	INPUT/OUTPUT DATA AND ERRORS

HSBC will co-operate with the Supplier in good faith to seek to address the resolution of errors, omissions or deficiencies in any HSBC System.

6.	REGULATORY COMPLIANCE

In circumstances where HSBC requires the assistance of the Supplier or any Supplier Affiliate in order to enable it to maintain compliance with its obligations to such financial services Regulators, where such compliance has no relevance to the provision of the Services, HSBC will, using Reasonable Endeavours, promptly notify the Supplier of the assistance required which may include the requirement for the Supplier or relevant Supplier Affiliate to participate in any discussion or attend a meeting.

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Schedule 19

Retained Authority

1.	DEFINITIONS AND INTRODUCTION

1.1	The definitions used in this Schedule 19 are as set out in clause 1.2 of this Agreement.

1.2	This Schedule 19 describes:

1.2.1	the activities over which HSBC shall continue to retain full control and decision making authority (paragraph 2); and

1.2.2	the main HSBC personnel roles and responsibilities relevant to HSBC's learning function and this Agreement.

2.	RETAINED ACTIVITIES

HSBC shall:

2.1	retain decision making authority in relation to:

2.1.1	[***]

2.1.2	[***]

2.1.3	[***]

2.1.4	[***]

2.2	act as a partner to the business through:

2.2.1	[***]

2.2.2	[***]

2.2.3	[***]

as part of the retained learning organisation structure; and

2.3	[***]

3.	HSBC ROLES AND RESPONSIBILITIES

3.1	Global

Role	Accountable (within HSBC) for:	Responsible for:
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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3.2	Regional

Role	Accountable (within HSBC) for:	Responsible for:
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3.3	Local

Role	Accountable (within HSBC) for:	Responsible for:
[***]	[***]	[***]
[***]	[***]	[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.
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Schedule 20

Third Party Agreements

1.	TARGET CONTRACTS

1.1
The parties have identified a number of third party contracts between HSBC and its Third Party Suppliers listed in Appendix 20-A (Target Contracts) which the parties intend will be terminated and replaced with a new contract between the Supplier and such third party (on the basis that the Supplier will continue to provide the services as previously provided under the Target Contract in question directly to HSBC and that there will be no payment of any termination related costs (each a Target Contract). The parties acknowledge that copies of all such Target Contracts have been provided to the Supplier prior to the Signature Date. The Supplier shall continue to negotiate contracts to replace the Target Contracts until the Key Milestone Date (Transition) number 1 (unless extended by agreement of the parties), at which point if agreement on the termination of the relevant Target Contract has not been reached, so as to enable the Supplier to assume responsibility for it, the Supplier shall either:

1.1.1	agree to undertake the services directly as part of the Services, with the Target Contract then being terminated at no cost to HSBC; or

1.1.2	agree to a novation of the Target Contract in accordance with paragraph 2 below; or

1.1.3
if the Supplier does not accept such novation, or the relevant third party to the Target Contract does not consent to such novation (where such consent is required and cannot be compelled to be given), then unless otherwise agreed by HSBC, the Target Contract will become a Managed Contract to be managed by the Supplier in accordance with paragraph 3 below, and:

1.1.3.1	the Charges will be reduced accordingly (with the parties acting in good faith to agree an equitable reduction); and

1.1.3.2	there will be no impact on the guaranteed savings (as set out in Appendix 5-E (Guaranteed Savings) of Schedule 5 (Charges)).

2.	NOVATING CONTRACTS

2.1
HSBC will use Reasonable Endeavours to assign/transfer (both the benefit and burden) or novate (where such assignment/transfer or novation is referred to simply as "novation" in this Schedule) to the Supplier and the Supplier shall accept such novation of any existing contract which is identified in Appendix 20-B (Novating Agreements) or as may separately be agreed between the parties to be novated (each a Novating Agreement). As at the Signature Date, the parties acknowledge that there are no Novating Agreements, and it is not anticipated that any Novating Agreement will be identified other than pursuant to paragraph 1.1.2 above. Thereafter the Supplier shall be fully responsible for the services, acts and omissions of such third parties to such Novating Agreements and shall manage their performance pursuant to the terms of the Agreement.

2.2
Unless the provisions of a Novating Agreement prescribes the form of agreement to be used to effect a novation, the parties shall use the standard form novation agreement set out at Schedule 22 (Standard Form Novation Agreement)

2.3
If the consent of a third party is required to the novation of a Novating Agreement, HSBC shall use Reasonable Endeavours to obtain such consent and pay any costs in connection therewith. The Supplier shall use Reasonable Endeavours to assist HSBC as required to obtain such consent from a third party. Where the consent of a third party cannot be obtained, the parties will work together in good faith to find an alternative approach.

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2.4
Third Party Suppliers who decline to co-operate with the planned termination or novation of their existing contracts on reasonable terms within the planned timeframe shall be identified by HSBC for discussion with the Supplier, and if required by HSBC shall become a Managed Supplier under a Managed Contract, provided that at a minimum the Charges will be reduced to the extent that HSBC continues to pay charges for relevant services under that Managed Contract.

2.5
From the date of the relevant novation, the Supplier shall be fully responsible to such third parties who are the counterparties to the Novating Agreements for its obligations under the Novating Agreements and shall manage the performance of such third parties pursuant to the terms of this Agreement.

2.6
The Supplier shall pay directly to the relevant third party (or reimburse HSBC in the case of any pre-payment of) any charges under any of the Novating Agreements novated to the Supplier where such charges are attributable to periods on and after the date of novation.

2.7	The Supplier shall not withhold its consent to a partial novation in circumstances where this is appropriate to the Services provided by the Supplier.

3.	MANAGED CONTRACTS

3.1
HSBC has also designated certain Third Party Suppliers as Managed Suppliers and, prior to the Signature Date, provided a list of such Managed Suppliers to the Supplier. The current list of such Managed Suppliers is identified in Appendix 20-C (Managed Contracts and Managed Suppliers), which list may be updated by HSBC from time to time. HSBC shall, as soon as reasonably practicable following the Signature Date, also update Appendix 20-C to include the additional required information and such updates shall be provided to the Supplier. HSBC will provide the benefit of the Managed Contracts to the Supplier, and the Supplier will be responsible for managing such Managed Contracts, but the contractual relationship with the relevant Managed Suppliers will remain with HSBC.

3.2	The Supplier shall manage each Managed Supplier in the performance of the Managed Contract in accordance with paragraph 3.6 (Managed Suppliers and Managed Contracts) of Schedule 3 (Services).

3.3
Where a Target Contract becomes a Managed Contract, at the natural expiry of that Target Contract the parties will enter into good faith discussions to agree (operationally and commercially) how the services under that Target Contract will be incorporated into the Services. Where agreement cannot be reached, HSBC shall have the right to extend the term of the Target Contract and/or engage a third party to perform equivalent services, and in either case such extended or replacement contract shall continue to be managed by the Supplier as a Managed Contract.

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APPENDIX 20-A

Target Contracts

No	Counterparty	Title of Agreement	Date	General description of scope
1.	[***]	UK Services Supply Agreement Consultancy	Mar 11	HR Consultancy Services
2.	[***]	Global Services Supply Agreement Training	Jul 11	Bespoke and off the shelf e-learning modules
3.	[***]	Agreement for Provision of Professional Training Services	May 11	Financial Training Services
4.	[***]	UK Services Supply Agreement Training	Oct 11	Training Services
5.	[***]	Training Services Global Supply Agreement	Jul 09	Technical Training Services
6.	[***]	Professional Training Services Global Supply Agreement	Apr 13	Project Management Training
7.	[***]	Master Agreement for Supply of Training Services	May 07	Training Services
8.	[***]	Agreement for Consultancy Services	May 07	Training Services
9.	[***]	Training Services Global Supply Agreement	May 09	Insurance and Financial Qualifications
10.	[***]	Training Services Global Supply Agreement	Nov 11	Sales, Sales Management and Relationship Management Training
11.	[***]	Training Services Global Supply Agreement	Mar 11	Training Services
12.	[***]	Training Services Global Supply Agreement	Mar 07	Training Services]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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APPENDIX 20-B

Novating Agreements

The parties acknowledge that no Novating Agreements are proposed as at the Signature Date.

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APPENDIX 20-C

Managed Contracts and Managed Suppliers

No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
1	[***]	No contract/contract not yet identified
2	[***]	La Contratacion De Un Servico O Adquisicion De Un Bien	1/24/2012	1/24/2013
3	[***]	No contract/contract not yet identified
4	[***]	No contract/contract not yet identified
5	[***]	No contract/contract not yet identified
6	[***]	Contrat Cadre De Prestations	1/9/2012	8/31/2014
7	[***]	No contract/contract not yet identified
8	[***]	No contract/contract not yet identified
9	[***]	No contract/contract not yet identified
10	[***]	No contract/contract not yet identified
11	[***]	US Services Supply Agreement	5/11/2012	1/10/2015
12	[***]	Training Services Agreement	8/20/1999	12/31/2012
13	[***]	Ciudad Autonoma De Buenos Aries	1/4/2010	4/30/2014
14	[***]	No contract/contract not yet identified
15	[***]	No contract/contract not yet identified
16	[***]	Propriety Software License And Maintenance Agreement	8/11/1988	8/11/2018
17	[***]	No contract/contract not yet identified
18	[***]	No contract/contract not yet identified
19	[***]	No contract/contract not yet identified
20	[***]	No contract/contract not yet identified
21	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
22	[***]	No contract/contract not yet identified
23	[***]	No contract/contract not yet identified
24	[***]	No contract/contract not yet identified
25	[***]	No contract/contract not yet identified
26	[***]	No contract/contract not yet identified
27	[***]	No contract/contract not yet identified
28	[***]	No contract/contract not yet identified
29	[***]	No contract/contract not yet identified
30	[***]	No contract/contract not yet identified
31	[***]	No contract/contract not yet identified
32	[***]	No contract/contract not yet identified
33	[***]	No contract/contract not yet identified
34	[***]	No contract/contract not yet identified
35	[***]	Training Services Agreement	5/24/2013	8/14/2013
36	[***]	Training Services Agreement	2/25/2011	2/28/2014
37	[***]	Ciudad Autonoma De Buenos Aries	10/25/2011	2/5/2013
39	[***]	No contract/contract not yet identified
40	[***]	No contract/contract not yet identified
41	[***]	No contract/contract not yet identified
42	[***]	No contract/contract not yet identified
43	[***]	No contract/contract not yet identified	10/15/2011	8/17/2014
44	[***]	No contract/contract not yet identified
45	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
46	[***]	No contract/contract not yet identified
47	[***]	No contract/contract not yet identified
48	[***]	No contract/contract not yet identified
49	[***]	No contract/contract not yet identified
50	[***]	No contract/contract not yet identified
51	[***]	No contract/contract not yet identified
52	[***]	No contract/contract not yet identified
53	[***]	Consulting Agreement	12/31/2013	12/2/2009
54	[***]	No contract/contract not yet identified
55	[***]	No contract/contract not yet identified
56	[***]	No contract/contract not yet identified
57	[***]	No contract/contract not yet identified
58	[***]	No contract/contract not yet identified
59	[***]	No contract/contract not yet identified
60	[***]	No contract/contract not yet identified
61	[***]	No contract/contract not yet identified
62	[***]	No contract/contract not yet identified
63	[***]	No contract/contract not yet identified
64	[***]	No contract/contract not yet identified
65	[***]	No contract/contract not yet identified
66	[***]	No contract/contract not yet identified
67	[***]	Training Services Global Supply Agreement	7/1/2011	6/30/2014
68	[***]	Vantage One License Agreement	2/12/1997	1/25/2018

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
69	[***]	No contract/contract not yet identified
70	[***]	No contract/contract not yet identified
71	[***]	No contract/contract not yet identified
72	[***]	Consulting Agreement	3/1/2012	12/31/2013
73	[***]	Services Supply Agreement	1/1/2010	12/31/2013
74	[***]	No contract/contract not yet identified
75	[***]	Services Supply Agreement	5/22/2013	11/30/2013
76	[***]	No contract/contract not yet identified
77	[***]	No contract/contract not yet identified
78	[***]	No contract/contract not yet identified
79	[***]	No contract/contract not yet identified
80	[***]	No contract/contract not yet identified
81	[***]	Entre Les Soussignes	7/1/2007	12/31/2008
82	[***]	Egitim Sozlesmesi	9/1/2012	12/31/2013
83	[***]	Training Services Global Supply Agreement	2/4/2012	4/30/2015
84	[***]	No contract/contract not yet identified
85	[***]	No contract/contract not yet identified
86	[***]	No contract/contract not yet identified
87	[***]	No contract/contract not yet identified
88	[***]	US Services Supply Agreement	01/06/2012	01/06/2016
89	[***]	Instrumento Particular De Distrato Ao Contrato De Prestação De Serviços De Cobrança	01/08/1009	07/31/2013
90	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
91	[***]	No contract/contract not yet identified
92	[***]	Egitim Sozlesmesi	12/16/2011	12/16/2013
93	[***]	No contract/contract not yet identified
94	[***]	No contract/contract not yet identified
95	[***]	No contract/contract not yet identified
96	[***]	No contract/contract not yet identified
97	[***]	Services Supply Agreement	11/25/2012	11/25/2013
98	[***]	No contract/contract not yet identified
99	[***]	No contract/contract not yet identified
100	[***]	No contract/contract not yet identified	6/19/2008	12/31/2011
101	[***]	Services Supply Agreement	1/20/2012	1/19/2014
102	[***]	UK Services Supply Agreement	5/12/2011	5/12/2014
103	[***]	No contract/contract not yet identified
104	[***]	No contract/contract not yet identified
105	[***]	No contract/contract not yet identified
106	[***]	Novation Agreement	22/11/2010	21/02/2013
107	[***]	Contrato De Prestacao De Servicos E Outras Avencas	15/08/2011	14/08/2013
108	[***]	No contract/contract not yet identified
109	[***]	No contract/contract not yet identified
110	[***]	No contract/contract not yet identified
111	[***]	No contract/contract not yet identified
112	[***]	No contract/contract not yet identified
113	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Global Outsourcing Services Agreement	Page 235

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
114	[***]	No contract/contract not yet identified
115	[***]	No contract/contract not yet identified
116	[***]	No contract/contract not yet identified
117	[***]	No contract/contract not yet identified
118	[***]	Contrat De Prestations	30/11/2012	31/07/2014
119	[***]	No contract/contract not yet identified	20/12/2010	30/09/2013
120	[***]	No contract/contract not yet identified
121	[***]	Consulting Agreement	26/09/2005	31/12/2010
122	[***]	No contract/contract not yet identified
123	[***]	No contract/contract not yet identified
124	[***]	No contract/contract not yet identified
125	[***]	No contract/contract not yet identified
126	[***]	Contrato De Prestacao De Servicos E Outras Avencas	1/2/2011	30/04/2012
127	[***]	No contract/contract not yet identified
128	[***]	No contract/contract not yet identified
129	[***]	No contract/contract not yet identified
130	[***]	No contract/contract not yet identified
131	[***]	Contrato Marco De Prestación De Servicios	01/05/2012	31/03/2015
132	[***]	No contract/contract not yet identified
133	[***]	Corporate Learning Service Seat Licence Order Form	15/12/2010	14/12/2013
134	[***]	No contract/contract not yet identified
135	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
136	[***]	No contract/contract not yet identified
137	[***]	No contract/contract not yet identified
138	[***]	Perjanjian Kerjasama	01/04/2012	31/03/2013
139	[***]	No contract/contract not yet identified
140	[***]	No contract/contract not yet identified
141	[***]	No contract/contract not yet identified
142	[***]	No contract/contract not yet identified
143	[***]	No contract/contract not yet identified
144	[***]	No contract/contract not yet identified
145	[***]	No contract/contract not yet identified
146	[***]	Education Service Agreement	05/12/2008	31/12/2013
147	[***]	No contract/contract not yet identified
148	[***]	No contract/contract not yet identified
149	[***]	Caratula De Autorizacion De Documento Legal	01/05/2012	30/04/2013
150	[***]	No contract/contract not yet identified
151	[***]	No contract/contract not yet identified
152	[***]	No contract/contract not yet identified
153	[***]	No contract/contract not yet identified
154	[***]	No contract/contract not yet identified
155	[***]	No contract/contract not yet identified
156	[***]	No contract/contract not yet identified
157	[***]	No contract/contract not yet identified
158	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
159	[***]	No contract/contract not yet identified
160	[***]	No contract/contract not yet identified
161	[***]	No contract/contract not yet identified
162	[***]	Training Services Global Supply Agreement	02/03/2009	28/12/2012
163	[***]	Training Services Global Supply Agreement	29/10/2012	28/10/2014
164	[***]	No contract/contract not yet identified
165	[***]	No contract/contract not yet identified
166	[***]	No contract/contract not yet identified	22/09/2010	31/12/2013
167	[***]	Consulting Agreement	01/01/2009	31/12/2013
168	[***]	No contract/contract not yet identified
169	[***]	Adoption Agreement To The US Maintenance and Supply	28/05/2009	12/02/10
170	[***]	Consultancy Service Agreement	19/02/2007	19/02/2013
171	[***]	No contract/contract not yet identified
172	[***]	No contract/contract not yet identified
173	[***]	No contract/contract not yet identified
174	[***]	No contract/contract not yet identified
175	[***]	No contract/contract not yet identified
176	[***]	No contract/contract not yet identified
177	[***]	Consulting Agreement	01/01/2009	31/12/2013
178	[***]	Services Supply Agreement ( Training )	06/08/2012	05/08/2014
179	[***]	No contract/contract not yet identified		21/06/2015
180	[***]	No contract/contract not yet identified
181	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
182	[***]	No contract/contract not yet identified
183	[***]	No contract/contract not yet identified
184	[***]	Amendment Number Three to the Services Supply Agreement ( Consultancy )	23/12/2008	31/12/2013
185	[***]	Penggunna Jasa Perberian Pelatihan BSMR / LSPP Antara	01/04/2012	31/03/2013
186	[***]	No contract/contract not yet identified
187	[***]	No contract/contract not yet identified
188	[***]	No contract/contract not yet identified
189	[***]	No contract/contract not yet identified	01/01/2011	31/01/2013
190	[***]	Contracto De Prestcion De Services	11/07/2011	11/07/2014
191	[***]	No contract/contract not yet identified
192	[***]	Supply Of Training Services	05/27/2004	05/31/2013
193	[***]	No Contract/Contract Not Yet Identified
194	[***]	Services Supply Agreement	01/20/2012	01/19/2014
195	[***]	No contract/contract not yet identified
196	[***]	Caratula De Autorizacion De Documento Legal	07/01/2011	06/01/2014
197	[***]	No Contract/Contract Not Yet Identified
198	[***]	Supply And Service Agreement	07/28/2011	07/28/2014
199	[***]	Alcance De La Propuesta		06/01/2013
200	[***]	No contract/contract not yet identified
201	[***]	No contract/contract not yet identified
202	[***]	No contract/contract not yet identified
203	[***]	Supply Of Training Services	03/21/2002	12/31/2013

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
204	[***]	No contract/contract not yet identified
205	[***]	No contract/contract not yet identified
206	[***]	No contract/contract not yet identified
207	[***]	No contract/contract not yet identified
208	[***]	No contract/contract not yet identified
209	[***]	Contrato Marco De Prestación De Servicios	03/31/2010	01/15/2014
210	[***]	No contract/contract not yet identified
211	[***]	No contract/contract not yet identified
212	[***]	Services Supply Agreement	08/30/2011	08/29/2014
213	[***]	No contract/contract not yet identified
214	[***]	No contract/contract not yet identified
215	[***]	Caratula De Autorizacion De Documento Legal	08/13/2007	12/31/2013
216	[***]	No contract/contract not yet identified
217	[***]	No contract/contract not yet identified
218	[***]	No contract/contract not yet identified
219	[***]	No contract/contract not yet identified
220	[***]	No contract/contract not yet identified
221	[***]	No contract/contract not yet identified
222	[***]	No contract/contract not yet identified
223	[***]	No contract/contract not yet identified
224	[***]	No contract/contract not yet identified
225	[***]	Caratula De Autorizacion De Documento Legal	05/01/2012	03/31/2015
226	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
227	[***]	No contract/contract not yet identified
228	[***]	No contract/contract not yet identified
229	[***]	No contract/contract not yet identified
230	[***]	No contract/contract not yet identified
231	[***]	No contract/contract not yet identified
232	[***]	Caratula De Autorizacion De Documento Legal	11/01/2008	10/31/2014
233	[***]	No contract/contract not yet identified
234	[***]	Caratula De Autorizacion De Documento Legal	04/01/2012	04/01/2015
235	[***]	No contract/contract not yet identified
236	[***]	No contract/contract not yet identified
237	[***]	No contract/contract not yet identified
238	[***]	No contract/contract not yet identified
239	[***]	No contract/contract not yet identified
240	[***]	No contract/contract not yet identified
241	[***]	No contract/contract not yet identified
242	[***]	No contract/contract not yet identified
243	[***]	No contract/contract not yet identified
244	[***]	Contrato Marco De Prestación De Servicios	07/01/2012	06/30/2015
245	[***]	No contract/contract not yet identified
246	[***]	Training Services Global Supply Agreement	09/02/2008	12/28/2012
247	[***]	Master Agreement For Supply Of Training Services	12/18/2006	12/18/2007
248	[***]	No contract/contract not yet identified
249	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
250	[***]	Caratula De Autorizacion De Documento Legal	03/01/2011	03/01/2015
251	[***]	No contract/contract not yet identified
252	[***]	No contract/contract not yet identified
253	[***]	No contract/contract not yet identified
254	[***]	Services Supply Agreement	01/20/2012	01/19/2014
255	[***]	No contract/contract not yet identified
256	[***]	No contract/contract not yet identified
257	[***]	No contract/contract not yet identified
258	[***]	No contract/contract not yet identified
259	[***]	US Hosted Service Agreement	03/23/2011	03/31/2014
260	[***]	No contract/contract not yet identified
261	[***]	No contract/contract not yet identified
262	[***]	No contract/contract not yet identified
263	[***]	No contract/contract not yet identified
264	[***]	No contract/contract not yet identified
265	[***]	No contract/contract not yet identified
266	[***]	No contract/contract not yet identified
267	[***]	No contract/contract not yet identified
268	[***]	No contract/contract not yet identified
269	[***]	No contract/contract not yet identified
270	[***]	No contract/contract not yet identified
271	[***]	Training Services Global Supply Agreement	11/30/2005	11/30/2011
272	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Global Outsourcing Services Agreement	Page 242

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
273	[***]	No contract/contract not yet identified
274	[***]	No contract/contract not yet identified
275	[***]	Consulting Agreement	05/28/2009	12/31/2013
276	[***]	No contract/contract not yet identified
277	[***]	No contract/contract not yet identified
278	[***]	No contract/contract not yet identified
279	[***]	No contract/contract not yet identified
280	[***]	No contract/contract not yet identified
281	[***]	No contract/contract not yet identified
282	[***]	No contract/contract not yet identified	01/19/2011	12/31/2012
283	[***]	No contract/contract not yet identified
284	[***]	Prestacion De Servicios De Capacitacion	10/17/2006	12/31/2013
285	[***]	Consulting Agreement	03/31/2004	12/31/2014
286	[***]	No contract/contract not yet identified
287	[***]	No contract/contract not yet identified
288	[***]	Alcance De La Propuesta	04/03/2013	3/31/2014
289	[***]	Master Agreement For Supply of Training Services	09/18/2004	8/31/2013
290	[***]	No contract/contract not yet identified
291	[***]	Training Services Global Supply Agreement	03/31/2011	03/30/2014
292	[***]	No contract/contract not yet identified
293	[***]	No contract/contract not yet identified
294	[***]	No contract/contract not yet identified
295	[***]	No contract/contract not yet identified

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Global Outsourcing Services Agreement	Page 243

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No	Name of Managed Supplier	Title of Managed Contract	Date	Termination date
296	[***]	No contract/contract not yet identified
297	[***]	Prestacion De Servicios De Capacitacion	01/31/2008	12/31/2013
298	[***]	No contract/contract not yet identified
299	[***]	No contract/contract not yet identified
300	[***]	No contract/contract not yet identified
301	[***]	No contract/contract not yet identified
302	[***]	No contract/contract not yet identified
303	[***]	No contract/contract not yet identified
304	[***]	No contract/contract not yet identified
305	[***]	Caratula De Autorizacion De Documento Legal	03/01/2011	03/01/2015
306	[***]	No contract/contract not yet identified
307	[***]	Services Supply Agreement	05/01/2011	05/01/2016
308	[***]	No contract/contract not yet identified
309	[***]	Services Supply Agreement	01/20/2012	01/19/2014
310	[***]	No contract/contract not yet identified
311	[***]	Services Supply Agreement	01/20/2012	01/19/2014
312	[***]	No contract/contract not yet identified
313	[***]	UK Services Supply Agreement	11/16/2012	08/22/2013

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

Schedule 21

Guarantee

THIS GUARANTEE is entered into this                     day of                                                             2013

BETWEEN

(1)	HSBC Holding plc a company incorporated in England & Wales (registered number 617987) and whose registered office is at 8 Canada Square, London, E14 5HQ (HSBC); and

(2)	[Name of parent (guarantor) company] a company incorporated in England & Wales (registered number [ ]) and whose registered office is at [ ] ( Guarantor).

BACKGROUND:

A.
[Name of the Supplier], a wholly owned subsidiary of the Guarantor incorporated in in England & Wales (registered number [                                ]) and whose registered office is at [                           ](Supplier) and HSBC have entered into an agreement for the provision of global learning outsourced services dated 2013 (the Agreement).

B.	In consideration for the entry into the Agreement by HSBC and the Supplier, the Guarantor agrees to undertake certain obligations set out below in this guarantee (Guarantee).

In consideration for £1 paid by HSBC to the Guarantor, receipt of which is hereby acknowledged, NOW IT IS AGREED as follows:

1.	INTERPRETATION

1.1	In this Guarantee, any reference to:

1.1.1	clauses or parties are to the clauses of and/or the parties to this Guarantee, respectively;

1.1.2	(unless the context requires otherwise) words in the singular include the plural and vice versa and any gender includes a reference to all other genders; and

1.1.3	terms not defined in this Guarantee but defined in the Agreement shall have the meaning given to them in the Agreement.

1.2	The headings are for convenience only and shall not affect the interpretation of this Guarantee.

2.	GUARANTOR'S OBLIGATIONS

2.1	The Guarantor agrees:

2.1.1	to guarantee to HSBC the due and punctual payment by the Supplier of all sums due under the Agreement and the due performance and observance of all the Supplier’s obligations under it;

2.1.2
to indemnify HSBC against all sums that become payable to HSBC and/or any HSBC Contracting Party under the Agreement or any Local Services Agreement entered into pursuant to its terms (and against all loss, damage, liabilities, claims, proceedings (whether civil or criminal), penalties, actions, fines or other sanctions, judgments, costs and expenses that may arise or occur or that HSBC may sustain as a consequence of it entering into the Agreement or a Local Services Agreement); and

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

2.1.3
that the Guarantor’s liability under this guarantee and indemnity shall not be varied, diminished, prejudiced or discharged in any way by HSBC holding or taking any other or further securities or by granting any time or other indulgence to the Guarantor, the Supplier or any other guarantor or indemnifier or by any variation or alteration of the terms of the Agreement or by the Guarantor omitting to prove or maintain any right of proof or enforce payment of any dividend or composition, and that the liquidation or insolvency of the Supplier shall not affect or determine the Guarantor’s liability hereunder.

2.2	The Guarantor's liability to HSBC shall not exceed the Supplier's liability to HSBC under the Agreement and the Local Services Agreements entered into pursuant to its terms.

2.3	In any proceedings brought by HSBC under this Guarantee, the Guarantor shall be entitled:

2.3.1	to rely on any limitation of liability in the Agreement;

2.3.2	to raise the equivalent rights in defense of liability as the Supplier would have had against HSBC and/or the relevant HSBC Contracting Party under the Agreement; and

2.3.3	to rely on any counterclaim the Supplier may have against HSBC.

2.4	For the purposes of this Guarantee, HSBC will be entitled to recover the losses of any HSBC Contracting Party or other Service Recipient as if such losses had been suffered by HSBC itself.

3.	Notices

All notices given in relation to this Guarantee shall be given in writing (including where agreed by email) and shall be sent to the following:

3.1	for the attention of: Chief Procurement Officer

8 Canada Square, London E14 5HQ

fax: 44 (0)20 79924818

3.2	for the attention of: [role]

[address]

[fax:]

4.	THIRD PARTIES

Unless the right of enforcement is expressly granted in the Agreement, it is not intended that any provision of this Guarantee shall be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Guarantee.

5.	COUNTERPARTS

This Guarantee may be executed in any number of counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart when executed shall be an original, but all the counterparts together shall constitute one document.

6.	FURTHER ASSURANCE

Each party shall do, execute and perform such further acts, things, deeds and documents as may from time to time be required to give full legal and practical effect to this Guarantee.

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7.	ENTIRE AGREEMENT

This Guarantee represents the entire terms agreed between the parties in relation to its subject matter.

8.	GOVERNING LAW AND JURISDICTION

This Guarantee shall be governed by and construed in accordance with the laws of England and Wales and is subject to the exclusive jurisdiction of the English courts.

IN WITNESS of which this Guarantee has been duly executed by the parties.

SIGNED for and on behalf of HSBC Holdings plc

Signature:

Full Name:

Position:

Date:

SIGNED for and on behalf of [Guarantor]

Signature:

Full Name:

Position:

Date:

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HSBC Holdings plc/GP Strategies Managed Services Limited Global Outsourcing Services Agreement

Schedule 22

Standard Form Novation Agreement

THIS NOVATION AGREEMENT is entered into this                     day of                                20

BETWEEN

(1)	[insert] (the Outgoing Party);

(2)	[insert] (the Continuing Party); and

(3)	[insert] (the Incoming Party).

BACKGROUND:

A.
The Outgoing Party and the Continuing Party entered into an agreement dated [Note: insert date] for the purpose of [Note: insert purpose - in most circumstances this will be "for the provision of certain learning services"] (the Contract), a copy of which is set out in the annex to this Novation Agreement.[Note: annex will need to be added at the end of the document.]

B.	[Note:

on entry, where an HSBC Contracting Party is the 'Outgoing Party', the following recital should be included here: "The Outgoing Party and the Incoming Party entered into a master services agreement for the provision of certain global learning services dated [Note: insert date] (the MSA) in respect of which the Continuing Party [provides certain learning services/grants certain licences]."

OR

on exit, where the Supplier (GP) is the 'Outgoing Party', the following recital should be included here instead: "The Outgoing Party and [Note: insert relevant HSBC entity] (HSBC) entered into an agreement dated [Note: insert date] for the provision of global learning services (the HSBC Agreement). HSBC now wishes to appoint the Incoming Party to provide services which are the same or similar to the services provided under the HSBC Agreement, and as a result, the Contract shall be novated from the Outgoing Party to the Incoming Party."]

C.
The Outgoing Party wishes to be released from and the Incoming Party wishes to assume and perform the obligations of the Outgoing Party under the Contract and the Continuing Party agrees to give such release on the terms set out in this novation agreement (the Novation Agreement).

IT IS NOW AGREED as follows:

1.	With effect from [enter date] (the Novation Date):

1.1
The Outgoing Party shall cease to be a party to the Contract and the Incoming Party shall be entitled to all rights of the Outgoing Party thereunder whether arising on or after the Novation Date as if the Incoming Party had at all times been a party to the Contract. The Outgoing Party shall remain responsible for and be bound by all obligations, undertakings and liabilities and shall be entitled to any benefits arising before the Novation Date as if it had remained a party to the Contract.

1.2	[Note:

on entry, where HSBC is the 'Outgoing Party', include the following clause: "Notwithstanding the novation of the Contract, the services provided under the Contract by the Continuing Party shall continue to be provided for and on behalf of the Outgoing Party and its business, and the Continuing Party agrees that any licences/scope of use provisions in the MSA shall be extended for this purpose, if necessary."

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OR

on exit, where the Supplier (GP) is the 'Outgoing Party', include the following clause: "Notwithstanding the novation of the Contract, the services provided under the Contract by the Continuing Party shall continue to be provided for and on behalf of HSBC and HSBC's business, and the Continuing Party agrees that any licences/scope of use provisions in the Contract shall be extended for this purposes, if necessary."]

1.3
In consideration of the undertakings given by the Outgoing Party pursuant to this Novation Agreement, the Incoming Party undertakes with the Outgoing Party and the Continuing Party to observe, perform, discharge and be bound by all obligations, undertakings and liabilities of the Outgoing Party arising under the Contract in substitution for the Outgoing Party whether arising on or after the Novation Date, as if the Incoming Party had at all times been a party to the Contract.

1.4
In consideration of the undertakings given by the Incoming Party pursuant to this Novation Agreement and of the payment by the Incoming Party to the Continuing Party of the sum of one pound sterling (£1) (the receipt and sufficiency of which are hereby acknowledged), the Continuing Party hereby releases and discharges the Outgoing Party from the further performance of all its obligations, undertakings and liabilities under the Contract arising on or after the Novation Date and accepts the like obligations, undertakings and liabilities of the Incoming Party in place thereof, and the Incoming Party hereby undertakes to indemnify and hold the Continuing Party harmless in respect of any loss, damage or expense for which the Outgoing Party would have been liable but for the release and discharge referred to herein.

1.5
[Note: on exit, where the Supplier (GP) is the 'Outgoing Party', include the following clause: "The Outgoing Party shall indemnify and keep indemnified the Incoming Party from and against all and any loss, damage or expense which the Incoming Party may suffer or incur as a result of or in connection with any breach or any act or omission of the Outgoing Party in connection with the Contract prior to the Novation Date. Subject to this indemnity, all costs and expenses in relation to the transferring of the Contract:

1.5.1	relating to the period prior to the Novation Date shall be borne by the Outgoing Party; and

1.5.2	on and following the Novation Date, up to and including the date of expiry or termination of the Contract (as applicable), shall be borne by the Incoming Party."]

1.6
The Continuing Party and the Incoming Party hereby agree that, as from the Novation Date, all references in the Contract to the Outgoing Party shall be read and construed as references to the Incoming Party[ (but subject always to the provisions of clause 1.2 above)Note: include wording in brackets where either HSBC, on entry, or the Supplier (GP), on exit, is the 'Outgoing Party''.].

1.7
Save as expressly provided in this Novation Agreement, all other provisions of the Contract shall remain in full force and effect and binding on the parties thereto, insofar as the same are in force and effect and binding on those parties immediately prior to the Novation Date.

1.8	Nothing in this Novation Agreement shall affect any rights or remedies of any party that have accrued to it prior to the Novation Date.

1.9	No other term of the Contract is affected, amended or varied by this Novation Agreement.

2.	[Note:

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on entry, where HSBC is the 'Outgoing Party, include the following clause "The Continuing Party hereby acknowledges and agrees that if, for any reason, the MSA between the Incoming Party and the Outgoing Party is terminated for whatever reasons, the Outgoing Party may require the Contract to be novated back to the Outgoing Party. The Continuing Party shall consent to such novation on substantially the same terms as those contained in this Novation Agreement, without prejudice to any accrued rights which the Continuing Party may have in respect of any breach by the Incoming Party of the terms of this Novation Agreement up to the point of transfer back to the Outgoing Party."

OR

on exit, where the Supplier (GP) is the 'Outgoing Party, include the following clause "'The Continuing Party hereby acknowledges and agrees that if, for any reason, the HSBC Agreement between the Incoming Party and HSBC is terminated for whatever reasons, HSBC may require the Contract to be novated HSBC or a replacement service provider. The Continuing Party shall consent to such novation on substantially the same terms as those contained in this Novation Agreement, without prejudice to any accrued rights which the Continuing Party may have in respect of any breach by the Incoming Party of the terms of this Novation Agreement up to the point of transfer to HSBC or a replacement service provider."]

3.
The Continuing Party, the Outgoing Party and the Incoming Party agree to keep confidential the existence and terms of this Novation Agreement save that, for the avoidance of doubt, they and their legal advisors may make a disclosure when under a legal or regulatory obligation (provided that, where reasonably practicable and without breaking any legal or regulatory obligation, two (2) days' prior written notice is provided by the party making the disclosure to the other two parties) to do so, or to their respective professional advisors, auditors or insurers or in order to secure compliance with this Novation Agreement in the event of a breach by the other party (provided always that such third parties are placed under and comply with obligations of confidentiality no less onerous than those set out herein). The provision of confidentiality contained herein shall not apply to the extent that the information comprising the subject matter of this clause 3 falls into the public domain without breach by a party of an obligation under this Novation Agreement, or is otherwise acquired from a third party who owes no obligation in respect of the information.

4.
This Novation Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

5.
Nothing in this Novation Agreement confers, or purports to confer, on any third party any benefit or any right to enforce any term of this Novation Agreement, and the provisions of the Contracts (Rights of Third Parties) Act 1999 (as amended or modified from time to time) shall not apply [Note: Where an HSBC Contracting Party is not a party this this Novation Agreement and the Supplier is the Outgoing Party (i.e. on exit), include the following:", save that HSBC may enforce any term of this Novation Agreement which is expressly or implicitly intended for HSBC's or its business' benefit."]

6.
Each party warrants that this Novation Agreement constitutes its legal, valid and binding obligation, that it has full power and authority to enter into and perform and has taken all necessary action to authorise its entry into and performance of this Novation Agreement.

7.
Each of the parties shall pay its own costs in relation to the negotiation, agreement and completion of this Novation Agreement and in relation to any legal documentation arising out of this Novation Agreement.

8.	This Novation Agreement shall be governed by the same laws as the Contract and the parties agree to accept the same forum as therein provided for the resolution of any matter arising hereunder.

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9.
[Note: Include the wording in square brackets (i) on entry, where HSBC is the Outgoing Party, in which case refer to the 'MSA'; or (ii) on entry, where the Supplier (GP) is the 'Outgoing Party', in which case refer to the 'HSBC Agreement' ); otherwise delete as appropriate.] Save in respect of any terms set out in the [Note: insert reference to MSA/HSBC Agreement in line with the above guidance (which terms shall apply only as between the Outgoing Party and the Incoming Party), t/T]his Novation Agreement shall constitute the entire agreement between the parties in relation to the subject matter of this Novation Agreement and all other terms, statements or undertakings are expressly excluded. The parties acknowledge that in entering into this Novation Agreement they are not relying upon any statement or representation made by or on behalf of the other party, whether or not in writing, at any time prior to the execution of this Novation Agreement, which is not expressly set out in this Novation Agreement. The foregoing does not exclude or limit any party's liability for any fraudulent misrepresentation upon which any party can prove it relied.

IN WITNESS of which this Novation Agreement has been duly executed by the parties.

SIGNED for and on behalf of

[Outgoing Party]

Signature:

Full Name:

Position:

Date:

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SIGNED for and on behalf of

[Continuing Party]

Signature:

Full Name:

Position:

Date:

SIGNED for and on behalf of

[Incoming Party]

Signature:

Full Name:

Position:

Date:

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Annex

[Note: insert copy of the Contract described in recital A.]

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Schedule 23

Local Services Agreement

THIS LOCAL SERVICES AGREEMENT is entered into this                     day of 20[xx]

BETWEEN

(1)
[HSBC Contracting Party] a company incorporated in [Note: insert country] (registered number [Note: insert number] whose registered office is at [Note: insert address] (the HSBC Contracting Party); and

(2)
[Supplier Contracting Party] a company incorporated in [Note: insert country] (registered number [Note: insert number] whose registered office is at [Note: insert address] (the Supplier Contracting Party).

BACKGROUND:

1
HSBC Holdings plc and [Note: insert Supplier MSA contracting party] have entered into a Master Services Agreement for the provision of global learning services, dated [Note: insert MSA signature date] 2013 (the MSA).

2
Pursuant to the MSA, the HSBC Contracting Party and the Supplier Contracting Party now wish to enter into this Local Services Agreement to enable the HSBC Contracting Party to take the benefit of the MSA and receive the Services from the Supplier Contracting Party subject to its terms.

3	Certain of the Services to be provided pursuant to the MSA will be provided by the Supplier Contracting Party in [Note: insert the name of the country in question] (the Country).

4	The HSBC Contracting Party and the Supplier Contracting Party wish to facilitate local to local contracting and invoicing, by way of this Local Services Agreement.

IT IS NOW AGREED as follows:

1.	BENEFIT OF THE LOCAL SERVICES AGREEMENT

The Supplier Contracting Party and the HSBC Contracting Party agree as follows:

1.1
the Services to be provided by the Supplier Contracting Party to the HSBC Contracting Party shall be provided to the HSBC Contracting Party on the basis that the HSBC Contracting Party takes the benefit of the Services subject to the terms and conditions of the MSA and the Contracts (Rights of Third Parties) Act 1999 as the same may be amended or re-enacted from time to time;

1.2	any issues of liability of the Supplier Contracting Party to the HSBC Contracting Party shall be subject to the limitations and exclusions contained in the MSA;

1.3
this Local Services Agreement shall be exclusively governed by, and construed in accordance with the laws of England and Wales save as may be explicitly stated to the contrary in this Local Services Agreement; and

1.4
the HSBC Contracting Party and the Supplier Contracting Party submit to the exclusive jurisdiction of the English courts to settle any dispute arising out of this Local Services Agreement and/or the MSA.

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2.	PROVISION OF LOCAL SERVICES

2.1	As set out in clause 2.3 (Engagement) of the MSA, this Local Services Agreement is entered into so as to address:

2.1.1	specific Services related requirements applicable to the Country; and/or

2.1.2	so as to address any mandatory legal requirements applicable to the Country.

2.2	These local Services requirements and associated variations to or additions to the MSA are set out in the schedules to this Local Services Agreement.

2.3
If applicable mandatory Laws require the inclusion of a particular provision in this Local Services Agreement or have some other impact on this Local Services Agreement (where that provision or impact is not already specifically reflected in this Local Services Agreement), the parties agree that this Local Services Agreement will not be invalid or frustrated by reason of the non-inclusion of a relevant provision dealing with the issue but instead:

2.3.1
if the provision can be incorporated without creating a significant impact to the terms of this Local Services Agreement, it shall be deemed to be incorporated and the terms of this Local Services Agreement shall be amended accordingly; or

2.3.2
if the incorporation of the relevant term would, in the reasonable opinion of either party cause a significant impact on the terms of this Local Services Agreement, that party will notify the other and the parties will negotiate in good faith any necessary or desirable amendments to this Local Services Agreement.

If the parties cannot agree the relevant amendments within thirty (30) days of the date of notification by a party pursuant to clause 2.3.2 above, the HSBC Contracting Party may terminate this Local Services Agreement on immediately effective notice and without liability to the Supplier Contracting Party. If such termination of this Local Services Agreement would have a material impact on the provision of the overall Services being provided pursuant to the MSA, HSBC Holdings plc shall then be further entitled to terminate the MSA and each HSBC Contracting Party shall be entitled to terminate any Local Services Agreement to which it is a party.

2.4
If the Supplier and HSBC (as defined in the MSA and being the contracting parties to the MSA) are to amend the terms of the MSA then, unless the relevant Change Form or variation indicates to the contrary, the amendments shall apply to the terms of the MSA incorporated into this Local Services Agreement and, accordingly, this Local Services Agreement will be deemed to have been amended pursuant to that variation or Change Form.

3.	GENERAL

3.1
This Local Services Agreement incorporates the terms of the MSA. Any references to "the Supplier" in the MSA shall, for the purposes of this Local Services Agreement, be interpreted as references to the Supplier Contracting Party that enters into this Local Services Agreement and , any references to "HSBC" in the MSA shall, for the purposes of this Local Services Agreement, be interpreted as references to the HSBC Contracting Party that enters into this Local Services Agreement, excluding, however, those provisions which by their context are intended to apply solely to the operation of the MSA and not an individual Local Services Agreement.

3.2
Unless expressly stated to the contrary in this Local Services Agreement, the provisions of the MSA (including the terms and conditions, the Charges, the Services, the Service Levels, the Service Credits and so forth) shall apply to the relationship between the parties to this Local Services Agreement. Accordingly, for example, a reference to the Services in this Local Services Agreement shall mean a reference to the Services described in the MSA, as supplemented or amended by the terms of this Local Services Agreement.

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3.3	The parties agree that all claims and liabilities arising in connection with the Services shall be dealt with subject to the terms of the MSA, as incorporated into this Local Services Agreement.

3.4
If and to the extent that there are any contractual provisions in addition to those set out in the MSA or which constitute a variation thereto, they shall be as set out in the schedules to this Local Services Agreement. In the case of any additions or variations to the MSA required to comply with local mandatory Law (as may be set out in Schedule 1 of this Local Services Agreement), it is expressly recognised that the parties intend the provisions of the MSA to apply without amendment (other than as set out in this Local Services Agreement) save as may be strictly necessary to comply with the requirements of local Laws).

3.5
The HSBC Contracting Party shall not by reason of this Local Services Agreement become liable for any taxes, levies or duties beyond those which it agreed to pay pursuant to the terms of the MSA. The Supplier Contracting Party shall be responsible for any such additional taxes, levies or duties as may arise by virtue of the execution of this Local Services Agreement and/or the provision of the Services hereunder.

3.6	This Local Services Agreement shall come into force on the date it is signed and, subject to earlier termination in accordance with the provisions of the MSA, shall continue for the term of the MSA.

3.7
This Local Services Agreement and the MSA shall together represent the entire understanding between the parties to this Local Services Agreement in relation to the subject matter hereof and supersede, cancel and nullify any previous agreement between the parties relating to such matters. Each reference in the MSA to "this/the Agreement" shall be read as the context requires as if referring to this Local Services Agreement, excluding, however, those references which by their context are intended to apply solely to the operation of the MSA and not an individual Local Services Agreement.

3.8	The parties represent to each other that each has full power and authority to enter into this Local Services Agreement.

3.9
Any reference to terms with capitalised letters in this Local Services Agreement will have the meaning attributed to them in the MSA as varied or supplemented by any meaning given to them in this Local Services Agreement.

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SCHEDULE 1

NON-DEROGABLE REQUIREMENTS OF LOCAL LAW

[Note: local lawyers will review the MSA and advise on any mandatory local law changes.  If there are any such changes, these will be described here.]

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SCHEDULE 2

LOCAL SERVICE REQUIREMENTS

1.	TRANSITION [Note: please refer to Schedule 2 (Transition and Transformation) of the MSA.]

1.1	The Outline Local Transition Plan is set out at Appendix 1 (Outline Local Transition Plan).

1.2	The following Local Transition milestones, activities and Deliverables are set out in Appendix 2 (Local Transition Milestones):

1.2.1	Local Transition Key Milestones;

1.2.2	Local Transition Interim Key Milestones;

1.2.3	Local Transition Activities; and

1.2.4	Local Transition Deliverables.

1.3	The Local Transition End Date is [Note: insert date].

2.	SERVICES [Note: please refer to Schedule 3 (Services) of the MSA.]

2.1	[Local Services Variations

The Supplier Contracting Party shall provide the Services to the HSBC Contracting Party in the Country[, subject to the following variations:

2.1.1
[Note: please insert any variations to Schedule 3 (Services) of the MSA. Any such variations should only be included to the extent that they are strictly necessary in the Country. Please draft the variations in the following format: "Paragraph [x] of Schedule 3 (Services) of the MSA shall be [deleted in its entirety/deleted in its entirety and replaced with the following wording]…"/"A new paragraph [x] shall be inserted following paragraph [x] of Schedule 3 (Services) of the MSA as follows: …] If there are no such variations, please delete this paragraph 2.1 entirely.]

2.2	Sites

2.2.1	The Supplier Contracting Party shall perform the Services from the following Sites:

2.2.1.1	Supplier sites:

(a)	[Note: Supplier to insert]

2.2.1.2	HSBC Premises:

(a)	[Note: HSBC to insert]

2.2.2	The Supplier Contracting Party shall not perform the Services from the Supplier sites listed above unless:

2.2.2.1	the HSBC Contracting Party has undertaken an ISR assessment; and

2.2.2.2	the Supplier Contracting Party has, to the HSBC Contracting Party's satisfaction, taken any action identified as part of the ISR assessment.

3.	CHARGES [Note: please refer to Schedule 5 (Charges) of the MSA.]

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3.1
The Charges payable in consideration of the provision of the Services pursuant to this Local Services Agreement shall be calculated in accordance with Schedule 5 (Charges) of the MSA, provided that such Charges shall be payable in [Note: insert local currency] at a conversion rate of [Note: insert rate]. [Note: the following conversion rates have been pre-agreed (see paragraph 15.2 of Schedule 5 (Charges) of the MSA): United Kingdom: $1 = £0.652; Hong Kong: $1 = HK$7.763; and Canada: $1 = CA$1.025.]

3.2
During the fifth Year of the MSA, the Supplier shall be entitled to apply indexation in respect of the Charges payable pursuant to this Local Services Agreement by reference to the [Note: insert reference to relevant national cost of living index], provided that any such increase shall be capped at the annual average percentage of the [Note: insert reference to relevant national cost of living index] over the preceding twelve (12) month period. No indexation shall apply at any time prior to the first day of the fifth Year.

4.	INVOICING INSTRUCTIONS [Note: please refer to Schedule 5 (Charges) of the MSA.]

4.1	Invoices in relation to the performance of the Services pursuant to this Local Services Agreement shall be submitted to the following address:

[Note: insert recipient (by role title not individual) and postal address].

4.2
[Note: if applicable, insert any local invoicing requirements that apply in addition to or in replacement of the invoicing procedure described at Appendix 5-A (HSBC Invoicing Process) of Schedule 5 (Charges) of the MSA. If the information is better suited to an Appendix, insert an appropriate Appendix to this Schedule 2 and use the following wording here: "The information set out in Appendix [x] (Local E-Invoicing Process), as may be updated by the HSBC Contracting Party from time to time and notified to the Supplier Contracting Party, shall apply [in addition to/in replacement of] that set out in Appendix 5-A (HSBC Invoicing Processes) of Schedule 5 (Charges) of the MSA." If there are no additional local invoicing requirements, please delete this paragraph 4.2 in its entirety.]

5.	HUMAN RESOURCES [Note: please refer to Schedule 7 (Human Resources) of the MSA.]

[Note: this section will need to describe the affected employees, the roles/terms/benefits to be offered etc. For non-ARD countries, this will need to be discussed at and the relevant provisions drafted. For countries where the ARD applies, use the following wording:

5.1	"Redundancy indemnity

Subject to paragraph 5.2 below, in the event that:

5.1.1	the Supplier Contracting Party terminates the employment of any Transferring Employees by reason of redundancy; and

5.1.2	notice of such termination is served on the Transferring Employees no later than [***] after the Relevant Transfer Date; and

5.1.3	the employment of such Transferring Employees terminates before the [***] of the Relevant Transfer Date,

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

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the HSBC Contracting Party shall reimburse the Supplier Contracting Party in full in respect of:

5.1.4
any enhanced redundancy payment calculated by reference to the HSBC Holdings plc Redeployment and Redundancy policy or the HSBC Bank Security of Employment policy or any enhanced redundancy payment scheme of HSBC Holdings plc or a HSBC Group Member (as appropriate); and

5.1.5	any payment calculated by reference to paragraph 5.4 below,

together the Redundancy Sum.

5.2
Prior to confirming to any Transferring Employee the sums which they would receive on termination of their employment by reason of redundancy, the Supplier Contracting Party shall (acting reasonably and in good faith) verify its calculations with the HSBC Contracting Party in order that the HSBC Contracting Party may confirm that any payment calculated by reference to HSBC Holdings plc Redeployment and Redundancy policy or the HSBC Bank Security of Employment policy or any enhanced redundancy payment scheme of HSBC Holdings plc or a HSBC Group Member (as appropriate) has been correctly calculated. Prior to paying the Redundancy Sum to such Transferring Employee, the Supplier Contracting Party shall require them to confirm in writing their understanding that, pursuant to the HSBC Holdings plc Redeployment and Redundancy policy and/or the HSBC Bank Security of Employment policy, in the event that they commence a new role with any HSBC Group Member within three (3) years of the termination of their employment with the Supplier Contracting Party, the HSBC Contracting Party reserves the right to require the Transferring Employee to reimburse some or all of the enhanced redundancy sum (referred to in paragraph 5.1.4 to the HSBC Contracting Party as a condition of the commencement of such new employment.

5.3
Pursuant to paragraph 5.2, the Supplier Contracting Party shall provide the HSBC Contracting Party with written evidence (addressed to the Senior Employee Relations Manager) confirming the amount paid to the Transferring Employee calculated by reference to HSBC Holdings plc Redeployment and Redundancy policy or the HSBC Bank Security of Employment policy or any enhanced redundancy payment scheme of HSBC Holdings plc or a HSBC Group Member (as appropriate). The HSBC Contracting Party shall reimburse the Supplier Contracting Party for the Redundancy Sum within forty two (42) days of receipt of an invoice for payment accompanied by such written evidence.

5.4
Subject to paragraph 5.5 below, the HSBC Contracting Party shall indemnify and keep indemnified the Supplier Contracting Party against all liabilities, costs and expenses arising out of or in connection with any claim made by any Transferring Employee (or any beneficiary or any dependant of any Transferring Employee) who was employed by the HSBC Contracting Party in the Country immediately prior to the Relevant Transfer Date arising from any right under or in connection with a HSBC Holdings plc or HSBC Group Member occupational pension scheme which relates to any matter, right or claim which is not related to old age, invalidity, or survivor’s benefits under such a scheme on such Transferring Employee leaving employment by reason of redundancy, where notice of termination of employment by reason of redundancy is served on the Transferring Employee no later than six (6) months after the Relevant Transfer Date.

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In calculating any sum payable by the HSBC Contracting Party under paragraph 5.4 above, the following amount shall be deducted: any benefits already in payment or payable under a HSBC Holdings plc or a HSBC Group Member occupational pension scheme to or in respect of a Transferring Employee in connection with the liability being claimed under paragraph 5.4."]

5.5	Key Personnel

5.5.1
The Key Personnel, for the term of this Local Services Agreement, are: [Note: please see Part 3 of Schedule 7 (Human Resources) of the MSA, which includes a number of provisions around Key Personnel. Please include here any Key Personnel relevant to the Country specifically (including those relevant to Transition and Transformation in addition to those already specified in Schedule 2 (Transition and Transformation) of the MSA, i.e. all members of the Supplier's Transition Team and the Supplier's Transformation Team).]

Key Personnel Name	Key Personnel Role	Duration
[Note: insert any Transition related Key Personnel relevant to the Country.]		[Transition]
[Note: insert any Transformation related Key Personnel relevant to the Country.]		[Transformation]
[Note: insert any other Key Personnel relevant to the Country.]		[Term of this Local Services Agreement]

5.5.2	Any changes to the list of Key Personnel set out above shall be promptly notified to the HSBC Contracting Party by the Supplier Contracting Party in writing.

6.	[GOVERNANCE [Note: please refer to Schedule 9 (Governance) of the MSA.]

[Note: the main Governance regime is set out in Schedule 9 (Governance) of the MSA. The Local Board may not be applicable in all Countries. If this is the case, please include the following wording: "The parties acknowledge and agree that the Local Board (as described in Schedule 9 (Governance) to the MSA) shall not apply in respect of the Country. Any local issues usually dealt with by a Local Board shall instead be dealt with by the relevant Regional Board."]]

7.	[APPROVED SUB-CONTRACTORS [Note: please refer to Schedule 10 (Approved Sub-contractors) of the MSA.]

The Supplier Contracting Party may use the following Sub-Contractors to provide the corresponding elements of the Services: [Note: delete if not relevant.]]

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Name of Sub- contractor	Registered number	Registered address	Element of Services to be provided	Duration of appointment	Date of ISR sign off
[Note: Supplier to insert additional proposed sub-contractors, if applicable, for HSBC's consideration]

8.	[IN PROGRESS PROJECTS [Note: please refer to Schedule 11 (Projects) of the MSA.]

The In Progress Projects specific to the Country are as follows: [Note: please see Schedule 11 (Projects) of the MSA, which describes the global 'In Progress Projects' which the Supplier is being asked to take over. If there are any local In Progress Projects, please include them here otherwise please delete this paragraph in its entirety.]

Project	Type	Academy	Sub Academy
[Note: HSBC to insert if relevant.]

9.	[POLICIES [Note: please refer to Schedule 14 (Projects) of the MSA.]

In addition to the provisions of the MSA, the Supplier Contracting Party will comply with the following Policies in the performance of the Services:

[Note: Schedule 14 (HSBC Policies and Procedures) of the MSA sets out the global policies. If there are any additional local policies, please reference them here and ensure that copies are provided to the Supplier, otherwise please delete this paragraph 9 in its entirety.]]

10.	NOTICES

All notices in relation to this Local Services Agreement shall be given in writing (including where agreed by email) and shall be sent to the following:

10.1	the HSBC Contracting Party:

For the attention of: [Note: insert recipient (by role title not individual)]

[Note: insert postal address]

10.2	the Supplier Contracting Party:

For the attention of: [Note: Supplier to insert recipient (by role title not individual)]

[Note: Supplier to insert postal address]

11.	EXIT PLAN

As required by clause 24.5(c)(i) of the MSA, the Supplier Contracting Party shall update the Exit Plan (agreed pursuant to clause 24.5(a) of the MSA) within twenty (20) Working Days of the signature date of this Local Services Agreement to reflect changes in the Services and to take account of any variations necessitated by the provision of Services in the Country.

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12.	HSBC MARKS

The HSBC Contracting Party hereby grants to the Supplier Contracting Party a licence to use the HSBC Marks pursuant to paragraph 3.1 of Schedule 24 (Licence Terms) of the MSA, in accordance with the terms of the MSA.

APPENDIX 1:  OUTLINE LOCAL TRANSITION PLAN

[Note: insert.  The Outline Transition Plan is the high level plan for local Transition in the Country in question.  The Supplier must propose a further plan (that builds on this Outline Local Transition Plan) to HSBC within 10 Workings Days from signature of this LSA.  See paragraph 4.2 of Schedule 2 (Transition and Transformation) of the MSA for further information.]

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APPENDIX 2:  LOCAL TRANSITION milestones

1.            Local Transition Key Milestones

No.	Key Milestone Activity	Key Milestone Date	Acceptance Criteria	Liquidated Damages (payable for each day of delay)	Liquidated Damages Period
1.	[Note: insert]

2.	LOCAL TRANSITION INTERIM KEY MILESTONES

No.	Interim Milestone Activity	Interim Milestone Date	Acceptance Criteria
2.	[Note: insert]

3.             Other Local Transition Activities

No.	Activity	Date by which activity must have been Accepted by HSBC	Acceptance Criteria
[Note: insert]

4.            Local Transition Deliverables

No.	Deliverable	Date by which Deliverable must have been Accepted by HSBC	Acceptance Criteria
1.	Detailed Local Transition Plan	Within 10 Working Days following the signature date of this Local Services Agreement
2.	[Note: insert further local Deliverables as applicable.]

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SIGNATORIES

IN WITNESS of which this Local Services Agreement has been duly executed by the parties.

SIGNED for and on behalf of

[HSBC CONTRACTING PARTY]

Signature:

Full Name:

Position:

Date:

SIGNED for and on behalf of

[SUPPLIER CONTRACTING PARTY]

Signature:

Full Name:

Position:

Date:

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VARIATION COUNTER-SIGNATURE

Subject to the provisions of clause 30 (Variation) of the MSA, the HSBC Contracting Party and the Supplier Contracting Party have, in relation to this Local Services Agreement and the Services to be delivered hereunder only chosen to vary the specified terms of the MSA as described above.  As such, and in accordance with the provisions of clause 30 (Variation) of the MSA HSBC Holdings plc and GP Strategies Managed Services Limited have caused their authorised representatives to counter-sign this Local Services Agreement for the purposes of witnessing those changes.  By attaching their counter-signatures to this Local Services Agreement neither HSBC Holdings plc nor GP Strategies Managed Services Limited shall become parties to this Local Services Agreement nor shall they take on any rights, obligations or liabilities under it.

SIGNED for and on behalf of

HSBC HOLDINGS PLC

Signature:

Full Name:

Position:

Date:

SIGNED for and on behalf of

GP STRATEGIES MANAGED SERVICES LIMITED

Signature:

Full Name:

Position:

Date:

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Schedule 24

Licence Terms

1.	DEFINITIONS AND INTERPRETATION

1.1	The definitions used in this Schedule 24 are as set out in clause 1.2 of this Agreement.

1.2
In the event of any conflict between these Licence Terms and the Agreement, these Licence Terms shall prevail, however, for the avoidance of doubt, clause 20 (Liability) of the Agreement shall apply to these Licence Terms.

2.	INTRODUCTION

2.1	The Agreement and the applicable Local Services Agreement set out the rights and obligations of each party relating to the Services.

2.1
The HSBC Contracting Party has been given rights by HSBC Holdings plc and/or the applicable HSBC Group Member(s) to sublicense the use of the HSBC Marks to the Supplier on the terms of the applicable Local Services Agreement and these Licence Terms.

2.2	HSBC Holdings plc and/or the applicable HSBC Group Member(s) is/are the proprietors of the HSBC Marks.

3.	GRANT AND SCOPE OF LICENCE

3.1
Where the HSBC Contracting Party has agreed in a Local Services Agreement to grant the Supplier Contracting Party a licence to use the HSBC Marks, such licence shall be a non-exclusive, non- transferable, royalty-free licence to use the HSBC Marks in the manner set out in the applicable Local Services Agreement for the sole purpose of providing its obligations under the Local Services Agreement in relation to the Services and subject to the terms and conditions set out in these Licence Terms.

3.2
The Supplier Contracting Party may not modify, change, alter, delete from or add to the HSBC Marks, including but not limited to any change in text, graphics or colour. The Supplier Contracting Party agrees that it will not use any HSBC Mark other than the HSBC Marks provided to the Supplier Contracting Party by the HSBC Contracting Party in accordance with the Agreement. The Supplier Contracting Party undertakes to comply with HSBC’s and the HSBC Contracting Party’s published branding guidelines for use of the HSBC Marks as provided by the HSBC Contracting Party from time to time.

3.3
The Supplier Contracting Party shall not use the HSBC Marks together with any logos, trade marks or any other business signs of any competitor of HSBC or the HSBC Group Members or of any other companies involved in financial services or in association with any other marks to form a new mark.

4.	OWNERSHIP OF HSBC MARKS

4.1
The Supplier Contracting Party hereby acknowledges HSBC's and/or the HSBC Group Members’ (as applicable) legal ownership of the HSBC Marks. The Supplier Contracting Party’s entitlement to display the HSBC Marks is limited to the express terms of these Licence Terms and the Agreement. No other right to the HSBC Marks, express or implied, is granted to the Supplier Contracting Party by virtue of these Licence Terms and HSBC and the HSBC Group Members reserve the right to use the HSBC Marks in relation to all products and services.

4.2
The Supplier Contracting Party agrees that it shall not do anything inconsistent with the legal ownership by HSBC and/or the HSBC Group Members of the HSBC Marks and that all goodwill in the HSBC Marks generated by the use of the HSBC Marks by the Supplier Contracting Party shall enure to the benefit of HSBC and/or the HSBC Group Members (as applicable) and the Supplier Contracting Party will, on request, sign a confirmatory assignment to that effect.

4.3
If so required by the HSBC Contracting Party, any material displaying the HSBC Marks shall have a legend at the end of the document, page, screen or other medium on which the HSBC Marks appear, which will read as follows:

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“® Registered Trademark of HSBC Holdings plc. [Insert name of Licensee] Licensee of the Trademark”.

4.4
The Supplier Contracting Party undertakes not to take any action which may prejudice the distinctiveness or validity of, or otherwise adversely affect, the HSBC Marks or HSBC’s and/or the HSBC Group Members’ title to the HSBC Marks.

5.	QUALITY CONTROL

5.1
HSBC and/or the HSBC Group Members may monitor the Supplier Contracting Party’s use of the HSBC Marks. The Supplier Contracting Party shall deliver copies of material on which the HSBC Marks are to appear to the HSBC Contracting Party for review prior to publication. The Supplier Contracting Party will not publish or otherwise disclose such material incorporating the HSBC Marks without the HSBC Contracting Party’s prior written consent in accordance with this paragraph, and where such material is not in conformity with the Supplier Contracting Party’s obligations under these Licence Terms or the Local Services Agreement, the Supplier Contracting Party shall make any changes as are requested by the HSBC Contracting Party immediately. The HSBC Contracting Party will respond to requests for approval of materials on which the HSBC Marks (or any reference to HSBC) will appear within five (5) Working Days after the HSBC Contracting Party has received such request. If any material is approved by the HSBC Contracting Party it shall not be modified, edited, added to, reformatted or otherwise changed in relation to the HSBC Marks except with the HSBC Contracting Party’s prior written consent.

5.2
Save as otherwise provided by the Agreement or any Local Services Agreement the Supplier Contracting Party shall not display on or include in web pages of the Supplier Contracting Party’s website bearing the HSBC Marks any content, products, services or information from, or trade names or trade marks of, any person, entity or organisation that the HSBC Contracting Party deems to be a competitor (unless otherwise approved by the HSBC Contracting Party in advance) or where the display or inclusion of such content, products, services, information, trade names or trade marks in such web pages is, in the opinion of the HSBC Contracting Party, unfavourable to the image of HSBC or any HSBC Group Members or otherwise undesirable.

5.3
The Supplier Contracting Party agrees not to adopt or apply for or use any other trade mark, trade name, corporate name or design which would be similar to or confused with the HSBC Marks and, further, that it shall not claim any rights or interest in the HSBC Marks by way of its licensed use of the same at any time and that the Supplier Contracting Party will not directly or indirectly at any time dispute or contest the validity or enforceability of the HSBC Marks nor encourage or assist anyone else to do the same.

5.4
The Supplier Contracting Party agrees that where permission to use the HSBC Marks has been granted in relation to any website, subject to any lawful and overriding security interest or legal duty of the Supplier Contracting Party it will permit the HSBC Contracting Party to access all areas of such websites, including any password-protected areas, in order to inspect any use that is being made of the HSBC Marks.

5.5
The Supplier shall ensure that all of its and the Supplier Affiliates activities in connection with the HSBC Marks and any material where the HSBC Marks are used, including all marketing, advertising and promotion in any media, shall comply with all applicable laws, regulations and regulatory standards and guidance.

5.6
On request the Supplier Contracting Party shall, subject to any lawful and overriding security interest or legal duty of the Supplier Contracting Party provide the HSBC Contracting Party with relevant and applicable metatags used in connection with any websites on which the HSBC Marks are displayed and shall make any deletion to that list of metatags as the HSBC Contracting Party may request as necessary for the protection of the HSBC Marks.

6.	WARRANTIES AND INDEMNITIES

6.1	The HSBC Contracting Party warrants that it has the right to enter into these Licence Terms and to grant the Supplier Contracting Party the rights set out in these Licence Terms.

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6.2	Neither the HSBC Contracting Party, HSBC or any HSBC Group Member gives any warranty as to the validity of the HSBC Marks.

6.3
The Supplier will indemnify and keep indemnified HSBC, the HSBC Contracting Party and any and all HSBC Group Members against any liability incurred or suffered by HSBC, the HSBC Contracting Party and/or by any HSBC Group Member, which arise in connection with use of the HSBC Marks by the Supplier and/or the Supplier Affiliates which is not in accordance with these Licence Terms or the applicable Local Services Agreement, including as a result of any claim or infringement of any Intellectual Property Rights of a third party, resulting from such improper use of the HSBC Marks.

6.4
The Supplier Contracting Party shall immediately give notice to the HSBC Contracting Party of any relevant claims or proceedings brought against the Supplier Contracting Party or of any infringement or suspected infringement of the HSBC Marks as they arise. HSBC, the HSBC Contracting Party and/or any HSBC Group Member shall be entitled, but shall not be obliged, to take whatever legal action it decides upon in its sole discretion to prevent or deal with such infringements or in relation to such proceedings (unless it notified the Supplier Contracting Party in writing otherwise) and the Supplier Contracting Party shall provide, at no expense to HSBC, the HSBC Contracting Party and the HSBC Group Members, all such co-operation and assistance as they may reasonably request.

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Signatories

SIGNED for and on behalf of

HSBC HOLDINGS PLC

Signature:	/s/ [Illegible]

Full Name:	[Illegible]

Position:	Global Head of URM

Date:	July 2, 2013

SIGNED for and on behalf of

GP STRATEGIES MANAGED SERVICES LIMITED

Signature:	/s/ James Moran

Full Name:	James Moran

Position:	Senior Vice President

Date:	July 2, 2013

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